UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: April 30

(MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay ESG Multi-Asset Allocation Fund, MainStay MacKay Short Term Municipal Fund, and MainStay Strategic Municipal Allocation Fund)

Date of reporting period: October 31, 2022

FORM N-CSR

The information presented in this Form N-CSR relates solely to the

MainStay CBRE Global Infrastructure Fund, MainStay CBRE Real Estate Fund, MainStay Conservative ETF Allocation Fund, MainStay Defensive ETF Allocation Fund, MainStay Equity ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay ESG Multi-Asset Allocation Fund, MainStay MacKay Short Term Municipal Fund and MainStay Strategic Municipal Allocation Fund

series of the Registrant.

Item 1.    Reports to Stockholders.

MainStay CBRE Global Infrastructure Fund

Message from the President and Semiannual Report
Unaudited  |  October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery,
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the six-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about rising inflation and Russia’s invasion of Ukraine weighing on markets. On one hand, rising commodity prices and hopes that inflationary pressures might subside supported some asset classes and sectors. On the other, the U.S. Federal Reserve (the “Fed”) issued increasingly hawkish statements regarding its intention to combat mounting inflation. As a result, equity markets remained flat while U.S. fixed-income markets gained modest ground in May. Early June saw a downturn across asset classes as economic data showed increasing inflationary pressures, causing investors to anticipate a higher-than-previously-expected rate increase from the Fed at its meeting on June 15, 2022. Indeed, the Fed raised rates by 0.75% at that meeting, from a range of 0.75% to 1.00% to a range of 1.50% to 1.75%, its largest increase of the year to date. Markets rallied in the wake of the Fed meeting as investors started to hope that slowing economic growth might lead to rate decreases later in the year. In August, however, signs of persistently increasing inflation and statements from the Fed indicated that further rate increases were seen as necessary, undercutting optimism and driving stock and bond prices lower through mid-October. The Fed implemented two additional 0.75% rate increases during that time, with additional increases expected before the end of the year. International central banks generally raised rates as well in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and international risk-averse sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
Despite a rally in the closing weeks of October, the S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 5% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil and Mexico, gained ground. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. Some floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP (gross domestic product) growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have log defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	10/16/2013	-14.95%	-14.60%	3.30%	6.11%	1.26%
		Excluding sales charges		-10.00	-9.62	4.53	6.80	1.26
Investor Class Shares[5]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	-14.56	-14.17	N/A	-3.11	1.31
		Excluding sales charges		-10.06	-9.65	N/A	-1.05	1.31
Class C Shares[4]	Maximum 1% CDSC	With sales charges	2/28/2019	-11.26	-11.29	N/A	3.65	2.06
	if Redeemed Within One Year of Purchase	Excluding sales charges		-10.37	-10.40	N/A	3.65	2.06
Class I Shares[4]	No Sales Charge		6/28/2013	-9.86	-9.44	4.82	7.73	1.01
Class R6 Shares	No Sales Charge		2/24/2020	-9.82	-9.31	N/A	-0.62	0.91

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Voya CBRE Global Infrastructure Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020. The MainStay CBRE Global Infrastructure Fund commenced operations on February 24, 2020.
5.	Prior to June 30, 2020, the maximum initial sales charge was 5.5%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Since Inception
FTSE Global Core Infrastructure 50/50 Index (Net)[2]	-9.73%	-6.47%	3.69%	6.28%
Morningstar Infrastructure Category Average[3]	-9.92	-11.00	3.50	5.67

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The FTSE Global Core Infrastructure 50/50 Index (Net) is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors.
3.	The Morningstar Infrastructure Category Average is representative of funds that invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Global Infrastructure Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Global Infrastructure Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$900.00	$5.94	$1,018.95	$ 6.31	1.24%
Investor Class Shares	$1,000.00	$899.40	$6.13	$1,018.75	$ 6.51	1.28%
Class C Shares	$1,000.00	$896.30	$9.70	$1,014.97	$10.31	2.03%
Class I Shares	$1,000.00	$901.40	$4.65	$1,020.32	$ 4.94	0.97%
Class R6 Shares	$1,000.00	$901.80	$4.22	$1,020.77	$ 4.48	0.88%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of October 31, 2022 (Unaudited)
United States	59.5%
Australia	9.5
Spain	6.6
Canada	6.1
France	5.3
United Kingdom	3.3
Italy	2.9
Japan	1.8
China	1.5%
Portugal	1.4
Mexico	1.2
New Zealand	0.8
Other Assets, Less Liabilities	0.1
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	NextEra Energy, Inc.
2.	American Tower Corp.
3.	Transurban Group
4.	American Electric Power Co., Inc.
5.	WEC Energy Group, Inc.
6.	Cellnex Telecom SA
7.	Cheniere Energy, Inc.
8.	Atlas Arteria Ltd.
9.	Vinci SA
10.	Ameren Corp.

8	MainStay CBRE Global Infrastructure Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jeremy Anagnos, CFA, Joseph P. Smith, CFA, Daniel Foley, CFA, and Hinds Howard of CBRE Investment Management Listed Real Assets LLC.
How did MainStay CBRE Global Infrastructure Fund perform relative to its benchmark and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay CBRE Global Infrastructure Fund returned −9.86%, underperforming the −9.73% return of the Fund’s primary benchmark, the FTSE Global Core Infrastructure 50/50 Index (Net) (the “Index”). Over the same period, Class I shares outperformed the −9.92% return of the Morningstar Infrastructure Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index by a small margin due largely to negative sector allocation effects, which offset positive stock selection. Overweight exposure to utilities and communication stocks in continental Europe provided the most significant drag on relative returns. Underweight exposure to outperforming emerging markets further detracted. On the other hand, stock selection in the Americas in the utilities and midstream sectors made positive contributions to relative performance. (Contributions take weightings and total returns into account.) Utilities positioning benefited from exposure to renewable-development-oriented companies likely to directly benefit from the U.S. Inflation Reduction Act of 2022 enacted in August. In the midstream sector, ongoing energy security concerns bolstered the Fund’s midstream holdings, as robust demand for natural gas drove volumes through pipelines and liquid natural gas (“LNG”) export infrastructure. Outside of the Americas, modestly positive stock selection impacts came from exposure to outperforming Japanese passenger rail stocks and from the relatively strong performance of toll road stocks in continental Europe.
During the reporting period, which sectors and subsectors were the strongest positive contributors to the Fund’s relative performance and which sectors and subsectors were particularly weak?
The strongest positive contributions to the Fund’s performance relative to the Index came from the North American utilities and midstream sectors. The utilities sector outperformed global infrastructure. Strong stock selection, driven by out-of-index utilities holdings in companies positioned to directly benefit from the Inflation Reduction Act, enhanced relative returns, in addition to underweight exposure to more bond-like regulated utilities, a subsector that underperformed on rising interest rates. The midstream sector generated the strongest (and only positive) return among all infrastructure sectors during the reporting period, and the Fund’s stock selections outperformed. Midstream holdings benefited from the tight global commodity market, which drove demand for U.S. hydrocarbons, especially LNG. Ongoing capital discipline across the energy complex continued to power positive free cash flow and led to leverage reduction, dividend growth and stock buybacks.
The weakest contributors to relative performance were the continental European communication sector and the emerging-markets utilities sector. The Fund held significantly overweight exposure to tower stocks in Europe, which materially underperformed on rising interest rates and weakness across European equities. The group underperformed despite a strong fundamental outlook and private market support for the assets, including a large private transaction for a tower platform at a premium valuation. Emerging-markets utilities exposure included two natural gas utilities and one water utility in China. Ongoing COVID-19 lockdowns and property market concerns led to extreme volatility and valuation contraction among Chinese stocks, including the Fund’s utilities holdings, compared with milder declines among other emerging-markets utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The holdings making the largest positive contributions to absolute performance during the reporting period included midstream company Cheniere Energy and diversified utility The AES Corporation. Cheniere benefited from sharply rising global LNG prices that improved the outlook for the company’s assets and led to multiple positive guidance revisions. AES directly benefited from the Inflation Reduction Act, which extended tax credits for renewable development to 10 years and also expanded the scope of tax credits to include battery storage, an area where AES is a global leader.
The two stocks that detracted most from the Fund’s absolute performance were Spain-based wireless telecommunications infrastructure company Cellnex Telecom and Italy-based utility Enel Group. Cellnex is a major owner of European tower assets, with a strong track record of growth and a book of contracts with explicit inflation passthrough provisions. Weakness across European stocks and rising interest rates appeared to undermine Cellnex shares, which sold off sharply in September and October 2022 as interest rates spiked. The Fund continues to hold Cellnex as of the end of the reporting period in the belief that the stock is undervalued given the company’s growth outlook and comparable tower transactions in Europe. Enel's stock price was hurt by rising power prices and related political risk that threatened to undermine integrated utilities in Europe, as well as fears of rising inflation and supply-chain disruptions taking a toll on returns from the company’s renewable development pipeline. We reduced the size of the Fund’s holdings in Enel, but maintained a position given

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
9

what we believe to be an attractive valuation of this global leader in renewable development that’s playing a key role in Europe’s efforts to improve energy security.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated a new position in Equinix, a global leader in network-dense data centers. In the wake of the sell-off in technology and communications infrastructure stocks that occurred earlier in the reporting period, Equinix appeared attractively valued relative to its market-leading position and recession-resistant business model. We also added substantially to the Fund’s position in American Tower, one of the largest communications tower owners in the United States, after shares declined, offering a compelling entry point in a sector with what we believe to be a positive outlook for growth and a high degree of built-in inflation protection.
The Fund’s largest sale during the reporting period involved its entire position in Norfolk Southern Railway, prompted by a change in the fundamental outlook for North American rails. Service issues across the group resulted in weaker-than-expected volumes, which the industry aimed to solve by hiring employees. The hiring process for Norfolk progressed slower than for other rails, presenting a headwind to the company’s volume and margin outlook. The Fund also exited its position in European integrated utility Engie; the company owned a position in the Nord Stream pipelines, which were sabotaged during the Russia-Ukraine war. Without access to natural gas, Engie was challenged to procure supply for its customers at a time of spiking prices.
How did the Fund’s subsector weightings change during the reporting period?
Relative to the Index, the Fund increased its communications sector exposure in response to what we believe to be weakness and discounted valuations across that group. We are expecting a recession in 2023 and since the communications sector is less exposed to cyclical factors than most other infrastructure sectors, it should continue to produce relatively strong operating results in a contracting economic environment. The Fund also increased its exposure to towers and data center stocks, along with U.S. utilities, in order to benefit from what we believe to be attractive valuations and resilient growth outlooks, likely to be supported by growth in renewable development and counter-cyclical spending to reach targets. Conversely, the Fund reduced its utilities exposure in Europe given ongoing political and economic risks stemming from higher energy costs. The Fund also reduced its exposure to U.S. rail stocks on expectations of challenged volumes and margins driven by a weaker economic outlook, competition from trucks, and higher costs.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, we believe the Fund remains positioned to benefit from long-term growth in renewable development, which translates into a preference for integrated utilities over regulated utilities. The Fund, in our opinion, is also positioned to benefit from exposure to long-term data growth through a preference for communications infrastructure exposure. Within transports, we prefer toll roads and rails stocks over airport stocks. As of the end of the reporting period, the Fund held underweight exposure to emerging markets due to ongoing regulatory and policy challenges that can lead to negative returns and excessive volatility.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay CBRE Global Infrastructure Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Common Stocks 98.4%
Australia 9.5%
Atlas Arteria Ltd. (Transportation)	15,047,183	$ 63,428,293
NEXTDC Ltd. (Communications) (a)(b)	4,592,609	24,441,351
Transurban Group (Transportation)	10,132,702	85,943,136
		173,812,780
Canada 6.1%
Canadian National Railway Co. (Transportation)	233,294	27,638,750
Enbridge, Inc. (Midstream / Pipelines)	1,346,582	52,465,646
Pembina Pipeline Corp. (Midstream / Pipelines) (b)	961,843	31,756,669
		111,861,065
China 1.5%
China Resources Gas Group Ltd. (Utilities)	4,331,200	11,090,574
ENN Energy Holdings Ltd. (Utilities)	838,700	8,339,293
Guangdong Investment Ltd. (Utilities)	14,180,253	8,942,087
		28,371,954
France 5.3%
Eiffage SA (Transportation)	424,304	38,384,409
Vinci SA (Transportation)	641,941	59,113,224
		97,497,633
Italy 2.9%
Enel SpA (Utilities)	5,632,965	25,156,268
Infrastrutture Wireless Italiane SpA (Communications)	2,149,838	18,976,726
Terna - Rete Elettrica Nazionale (Utilities)	1,381,447	9,157,862
		53,290,856
Japan 1.8%
Central Japan Railway Co. (Transportation)	154,333	17,919,629
West Japan Railway Co. (Transportation)	369,713	14,672,157
		32,591,786
Mexico 1.2%
Grupo Aeroportuario del Pacifico SAB de CV, Class B (Transportation)	1,424,689	22,068,190
New Zealand 0.8%
Infratil Ltd. (Diversified)	3,018,460	15,338,111
	Shares	Value

Portugal 1.4%
EDP - Energias de Portugal SA (Utilities)	5,872,710	$ 25,681,398
Spain 6.6%
Aena SME SA (Transportation) (a)	338,268	39,831,053
Cellnex Telecom SA (Communications)	2,071,665	67,766,389
Ferrovial SA (Transportation)	520,361	12,707,037
		120,304,479
United Kingdom 3.3%
National Grid plc (Utilities)	4,464,629	48,558,426
Pennon Group plc (Utilities)	1,217,660	11,694,955
		60,253,381
United States 58.0%
AES Corp. (The) (Utilities)	1,885,984	49,337,341
Ameren Corp. (Utilities)	721,200	58,792,224
American Electric Power Co., Inc. (Utilities)	959,547	84,363,372
American Tower Corp. (Communications)	448,961	93,020,229
Cheniere Energy, Inc. (Midstream / Pipelines)	368,161	64,947,282
CMS Energy Corp. (Utilities)	645,446	36,822,694
Constellation Energy Corp. (Utilities)	228,909	21,641,057
Crown Castle, Inc. (Communications)	360,539	48,045,427
Dominion Energy, Inc. (Utilities)	592,100	41,429,237
Equinix, Inc. (Communications)	55,602	31,495,197
Essential Utilities, Inc. (Utilities)	427,682	18,912,098
FirstEnergy Corp. (Utilities)	765,308	28,859,765
Legacy Reserves, Inc. (Midstream / Pipelines) (a)(c)(d)	5,055	22,444
Legacy Reserves, Inc. (Midstream / Pipelines) (a)(c)(d)	27,942	124,062
NextEra Energy, Inc. (Utilities)	1,283,447	99,467,143
NiSource, Inc. (Utilities)	821,336	21,100,122
OGE Energy Corp. (Utilities)	574,600	21,047,598
PPL Corp. (Utilities)	1,438,351	38,101,918
Public Service Enterprise Group, Inc. (Utilities)	722,640	40,518,425
Sempra Energy (Utilities)	375,676	56,704,535
Southwest Gas Holdings, Inc. (Utilities)	222,300	16,243,461
Targa Resources Corp. (Midstream / Pipelines)	320,037	21,880,930
Union Pacific Corp. (Transportation)	132,706	26,161,661
WEC Energy Group, Inc. (Utilities)	816,066	74,531,308
Williams Cos., Inc. (The) (Midstream / Pipelines)	933,288	30,546,516

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
United States (continued)
Xcel Energy, Inc. (Utilities)	638,633	$ 41,581,395
		1,065,697,441
Total Common Stocks (Cost $1,924,978,490)		1,806,769,074
Short-Term Investments 1.5%
Affiliated Investment Company 1.5%
United States 1.5%
MainStay U.S. Government Liquidity Fund, 2.905% (e)	27,643,680	27,643,680
Unaffiliated Investment Company 0.0% ‡
United States 0.0% ‡
Invesco Government & Agency Portfolio, 3.163% (e)(f)	2,668	2,668
Total Short-Term Investments (Cost $27,646,348)		27,646,348
Total Investments (Cost $1,952,624,838)	99.9%	1,834,415,422
Other Assets, Less Liabilities	0.1	2,238,915
Net Assets	100.0%	$ 1,836,654,337

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $102,095; the total market value of collateral held by the Fund was $111,420. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $108,752. The Fund received cash collateral with a value of $2,668. (See Note 2(I))
(c)	Illiquid security—As of October 31, 2022, the total market value deemed illiquid under procedures approved by the Board of Trustees was $146,506, which represented less than one-tenth of a percent of the Fund’s net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Current yield as of October 31, 2022.
(f)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Global Infrastructure Fund

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 57,455	$ 266,652	$ (296,463)	$ —	$ —	$ 27,644	$ 251	$ —	27,644

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,806,622,568	$ —	$ 146,506	$ 1,806,769,074
Short-Term Investments
Affiliated Investment Company	27,643,680	—	—	27,643,680
Unaffiliated Investment Company	2,668	—	—	2,668
Total Short-Term Investments	27,646,348	—	—	27,646,348
Total Investments in Securities	$ 1,834,268,916	$ —	$ 146,506	$ 1,834,415,422

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
The table below sets forth the diversification of the Fund’s investments by sector.
Sector Diversification
	Value	Percent
Utilities	$ 898,074,556	48.9%
Transportation	407,867,539	22.3
Communications	283,745,319	15.4
Midstream / Pipelines	201,743,549	11.0
Diversified	15,338,111	0.8
	1,806,769,074	98.4
Short-Term Investments	27,646,348	1.5
Other Assets, Less Liabilities	2,238,915	0.1
Net Assets	$1,836,654,337	100.0%

†	Percentages indicated are based on Fund net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Global Infrastructure Fund

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,924,981,158) including securities on loan of $102,095	$1,806,771,742
Investment in affiliated investment companies, at value (identified cost $27,643,680)	27,643,680
Cash	29,317
Cash denominated in foreign currencies (identified cost $1,183)	1,173
Receivables:
Fund shares sold	5,539,323
Investment securities sold	4,213,441
Dividends	1,618,068
Securities lending	1,130
Other assets	114,424
Total assets	1,845,932,298
Liabilities
Cash collateral received for securities on loan	2,668
Payables:
Investment securities purchased	6,076,300
Fund shares redeemed	1,707,020
Manager (See Note 3)	1,218,127
Transfer agent (See Note 3)	141,233
Professional fees	60,711
NYLIFE Distributors (See Note 3)	35,992
Shareholder communication	24,419
Custodian	11,491
Total liabilities	9,277,961
Net assets	$1,836,654,337
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 157,127
Additional paid-in-capital	2,200,016,376
2,200,173,503
Total distributable earnings (loss)	(363,519,166)
Net assets	$1,836,654,337
Class A
Net assets applicable to outstanding shares	$ 90,718,802
Shares of beneficial interest outstanding	7,767,798
Net asset value per share outstanding	$ 11.68
Maximum sales charge (5.50% of offering price)	0.68
Maximum offering price per share outstanding	$ 12.36
Investor Class
Net assets applicable to outstanding shares	$ 2,193,528
Shares of beneficial interest outstanding	187,900
Net asset value per share outstanding	$ 11.67
Maximum sales charge (5.00% of offering price)	0.61
Maximum offering price per share outstanding	$ 12.28
Class C
Net assets applicable to outstanding shares	$ 20,377,680
Shares of beneficial interest outstanding	1,753,796
Net asset value and offering price per share outstanding	$ 11.62
Class I
Net assets applicable to outstanding shares	$1,713,483,418
Shares of beneficial interest outstanding	146,572,662
Net asset value and offering price per share outstanding	$ 11.69
Class R6
Net assets applicable to outstanding shares	$ 9,880,909
Shares of beneficial interest outstanding	845,156
Net asset value and offering price per share outstanding	$ 11.69

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $800,088)	$ 25,277,461
Dividends-affiliated	251,268
Securities lending, net	17,368
Total income	25,546,097
Expenses
Manager (See Note 3)	7,875,464
Transfer agent (See Note 3)	1,030,139
Distribution/Service—Class A (See Note 3)	117,241
Distribution/Service—Investor Class (See Note 3)	2,999
Distribution/Service—Class C (See Note 3)	116,413
Registration	110,539
Professional fees	50,817
Custodian	46,147
Shareholder communication	45,972
Trustees	18,467
Miscellaneous	13,300
Total expenses before waiver/reimbursement	9,427,498
Expense waiver/reimbursement from Manager (See Note 3)	(190,679)
Net expenses	9,236,819
Net investment income (loss)	16,309,278
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(47,754,439)
Foreign currency transactions	(263,231)
Net realized gain (loss)	(48,017,670)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(168,024,685)
Translation of other assets and liabilities in foreign currencies	(33,011)
Net change in unrealized appreciation (depreciation)	(168,057,696)
Net realized and unrealized gain (loss)	(216,075,366)
Net increase (decrease) in net assets resulting from operations	$(199,766,088)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Global Infrastructure Fund

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 16,309,278	$ 18,549,262
Net realized gain (loss)	(48,017,670)	21,485,168
Net change in unrealized appreciation (depreciation)	(168,057,696)	(14,049,896)
Net increase (decrease) in net assets resulting from operations	(199,766,088)	25,984,534
Distributions to shareholders:
Class A	(905,192)	(996,517)
Investor Class	(23,643)	(29,596)
Class C	(131,773)	(143,440)
Class I	(19,274,290)	(13,609,224)
Class R6	(122,915)	(38,065)
Total distributions to shareholders	(20,457,813)	(14,816,842)
Capital share transactions:
Net proceeds from sales of shares	610,745,665	1,274,898,463
Net asset value of shares issued to shareholders in reinvestment of distributions	14,267,703	13,281,784
Cost of shares redeemed	(221,487,845)	(170,967,771)
Increase (decrease) in net assets derived from capital share transactions	403,525,523	1,117,212,476
Net increase (decrease) in net assets	183,301,622	1,128,380,168
Net Assets
Beginning of period	1,653,352,715	524,972,547
End of period	$1,836,654,337	$1,653,352,715
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended October 31,	Year Ended April 30,		November 1, 2019 through April 30,	Year Ended October 31,
Class A	2022 *	2022	2021	2020 #	2019	2018	2017
Net asset value at beginning of period	$ 13.11	$ 12.81	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78
Net investment income (loss)	0.10(a)	0.23(a)	0.16(a)	0.07(a)	0.16	0.19	0.17(a)
Net realized and unrealized gain (loss)	(1.41)	0.26	2.42	(1.30)	2.12	(0.51)	1.30
Total from investment operations	(1.31)	0.49	2.58	(1.23)	2.28	(0.32)	1.47
Less distributions:
From net investment income	(0.12)	(0.19)	(0.16)	(0.06)	(0.17)	(0.25)	(0.12)
From net realized gain on investments	—	—	—	(0.29)	(0.16)	(0.79)	(0.73)
Return of capital	—	—	—	(0.02)	—	—	—
Total distributions	(0.12)	(0.19)	(0.16)	(0.37)	(0.33)	(1.04)	(0.85)
Net asset value at end of period	$ 11.68	$ 13.11	$ 12.81	$ 10.39	$ 11.99	$ 10.04	$ 11.40
Total investment return (b)	(10.00)%	3.91%	25.04%	(10.57)%	23.24%	(3.16)%	14.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53%††	1.75%	1.35%	1.32%††	1.51%	1.89%	1.59%
Net expenses	1.24%††(c)	1.26%(c)	1.29%(c)	1.32%†† (c)(d)	1.35%	1.35%	1.53%
Expenses (before waiver/reimbursement)	1.24%††(c)	1.26%(c)	1.35%(c)	1.54%†† (c)(d)	1.56%	1.83%	2.36%
Portfolio turnover rate	23%	32%	51%	49%	53%	61%	85%
Net assets at end of period (in 000's)	$ 90,719	$ 88,715	$ 45,642	$ 11,237	$ 11,700	$ 1,787	$ 1,146

*	Unaudited.
#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31,	Year Ended April 30,		February 24, 2020^ through April 30,
Investor Class	2022 *	2022	2021	2020
Net asset value at beginning of period	$ 13.11	$ 12.80	$ 10.38	$ 12.50
Net investment income (loss) (a)	0.10	0.23	0.13	(0.00)‡
Net realized and unrealized gain (loss)	(1.42)	0.26	2.43	(2.08)
Total from investment operations	(1.32)	0.49	2.56	(2.08)
Less distributions:
From net investment income	(0.12)	(0.18)	(0.14)	(0.03)
Return of capital	—	—	—	(0.01)
Total distributions	(0.12)	(0.18)	(0.14)	(0.04)
Net asset value at end of period	$ 11.67	$ 13.11	$ 12.80	$ 10.38
Total investment return (b)	(10.06)%	3.85%	24.87%	(16.66)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%††	1.77%	1.11%	(0.12)%††
Net expenses (c)	1.28%††	1.31%	1.45%	1.45%††
Expenses (before waiver/reimbursement) (c)	1.28%††	1.31%	1.76%	1.67%††
Portfolio turnover rate	23%	32%	51%	49%
Net assets at end of period (in 000's)	$ 2,194	$ 2,430	$ 2,159	$ 106

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended October 31,	Year Ended April 30,		November 1, 2019 through April 30, 2020#	February 28, 2019^ through October 31,
Class C	2022 *	2022	2021		2019
Net asset value at beginning of period	$ 13.04	$ 12.75	$ 10.37	$ 11.96	$ 10.82
Net investment income (loss) (a)	0.05	0.12	0.06	0.03	0.04
Net realized and unrealized gain (loss)	(1.40)	0.27	2.42	(1.29)	1.22
Total from investment operations	(1.35)	0.39	2.48	(1.26)	1.26
Less distributions:
From net investment income	(0.07)	(0.10)	(0.10)	(0.03)	(0.12)
From net realized gain on investments	—	—	—	(0.29)	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.07)	(0.10)	(0.10)	(0.33)	(0.12)
Net asset value at end of period	$ 11.62	$ 13.04	$ 12.75	$ 10.37	$ 11.96
Total investment return (b)	(10.37)%	3.11%	24.04%	(10.89)%	11.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%††	0.89%	0.52%	0.58%††	0.46%††
Net expenses	2.03%††(c)	2.06%(c)	2.08%(c)	2.09%†† (c)(d)	2.10%††
Expenses (before waiver/reimbursement)	2.03%††(c)	2.06%(c)	2.51%(c)	2.36%†† (c)(d)	2.31%††
Portfolio turnover rate	23%	32%	51%	49%	53%
Net assets at end of period (in 000’s)	$ 20,378	$ 24,119	$ 11,522	$ 992	$ 1,048

*	Unaudited.
#	The Fund changed its fiscal year end from October 31 to April 30.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay CBRE Global Infrastructure Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31,	Year Ended April 30,		November 1, 2019 through April 30, 2020#	Year Ended October 31,
Class I	2022 *	2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 13.12	$ 12.82	$ 10.39	$ 11.99	$ 10.04	$ 11.40	$ 10.78
Net investment income (loss)	0.11(a)	0.27(a)	0.21(a)	0.09(a)	0.20	0.23	0.20
Net realized and unrealized gain (loss)	(1.40)	0.26	2.41	(1.30)	2.11	(0.52)	1.30
Total from investment operations	(1.29)	0.53	2.62	(1.21)	2.31	(0.29)	1.50
Less distributions:
From net investment income	(0.14)	(0.23)	(0.19)	(0.08)	(0.20)	(0.28)	(0.15)
From net realized gain on investments	—	—	—	(0.29)	(0.16)	(0.79)	(0.73)
Return of capital	—	—	—	(0.02)	—	—	—
Total distributions	(0.14)	(0.23)	(0.19)	(0.39)	(0.36)	(1.07)	(0.88)
Net asset value at end of period	$ 11.69	$ 13.12	$ 12.82	$ 10.39	$ 11.99	$ 10.04	$ 11.40
Total investment return (b)	(9.86)%	4.19%	25.46%	(10.46)%	23.52%	(2.88)%	15.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79%††	2.09%	1.78%	1.59%††	1.83%	2.14%	1.83%
Net expenses	0.97%††(c)	0.97%(c)	0.97%(c)	1.05%†† (c)(d)	1.10%	1.10%	1.21%
Expenses (before waiver/reimbursement)	0.99%††(c)	1.01%(c)	1.10%(c)	1.18%†† (c)(d)	1.14%	1.41%	1.61%
Portfolio turnover rate	23%	32%	51%	49%	53%	61%	85%
Net assets at end of period (in 000's)	$ 1,713,483	$ 1,527,548	$ 465,299	$ 208,291	$ 225,176	$ 71,919	$ 36,755

*	Unaudited.
#	The Fund changed its fiscal year end from October 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended October 31,	Year Ended April 30,		February 24, 2020^ through April 30,
Class R6	2022 *	2022	2021	2020
Net asset value at beginning of period	$ 13.12	$ 12.82	$ 10.39	$ 12.51
Net investment income (loss) (a)	0.12	0.35	0.17	0.02
Net realized and unrealized gain (loss)	(1.40)	0.19	2.45	(2.11)
Total from investment operations	(1.28)	0.54	2.62	(2.09)
Less distributions:
From net investment income	(0.15)	(0.24)	(0.19)	(0.02)
Return of capital	—	—	—	(0.01)
Total distributions	(0.15)	(0.24)	(0.19)	(0.03)
Net asset value at end of period	$ 11.69	$ 13.12	$ 12.82	$ 10.39
Total investment return (b)	(9.82)%	4.23%	25.50%	(16.65)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90%††	2.63%	1.47%	0.85%††
Net expenses (c)	0.88%††	0.91%	0.95%	0.95%††
Expenses (before waiver/reimbursement) (c)	0.88%††	0.91%	1.02%	1.13%††
Portfolio turnover rate	23%	32%	51%	49%
Net assets at end of period (in 000's)	$ 9,881	$ 10,541	$ 350	$ 21

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay CBRE Global Infrastructure Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Global Infrastructure Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	October 16, 2013
Investor Class	February 24, 2020
Class C	February 28, 2019
Class I	June 28, 2013
Class R6	February 24, 2020
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

23

Notes to Financial Statements (Unaudited) (continued)
quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of October 31, 2022 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair

24	MainStay CBRE Global Infrastructure Fund

valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of October 31, 2022, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Trust's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of October 31, 2022, and can change at any time. Illiquid investments as of October 31, 2022, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of
25

Notes to Financial Statements (Unaudited) (continued)
Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
The Fund may also invest up to 25% of its net assets in master limited partnerships.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(J) Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency

26	MainStay CBRE Global Infrastructure Fund

fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the six-month period ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.33%; Investor Class, 1.45%; Class C, 2.08%; Class I, 0.97%; and Class R6, 0.95%. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $7,875,464 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $190,679 and paid the Subadvisor fees in the amount of $3,842,391.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended October 31, 2022, were $19,597 and $165, respectively.
27

Notes to Financial Statements (Unaudited) (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended October 31, 2022, of $1,664 and $2,542, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 52,137	$—
Investor Class	1,741	—
Class C	16,857	—
Class I	959,191	—
Class R6	213	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,958,885,295	$69,396,960	$(193,866,833)	$(124,469,873)
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $210,581,712 is limited to $405,362 on an annual basis to offset any net realized capital gains. This limitation is due to Internal Revenue Code Sections 381-384. Capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund subject to the limitation described above.
Total Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$119,451	$91,131
During the year ended April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$14,816,842
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

28	MainStay CBRE Global Infrastructure Fund

Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $832,711 and $418,427, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended October 31, 2022 and the year ended April 30, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,933,121	$ 24,623,146
Shares issued to shareholders in reinvestment of distributions	72,681	877,325
Shares redeemed	(1,008,082)	(12,299,445)
Net increase (decrease) in shares outstanding before conversion	997,720	13,201,026
Shares converted into Class A (See Note 1)	7,237	93,654
Shares converted from Class A (See Note 1)	(2,555)	(28,820)
Net increase (decrease)	1,002,402	$ 13,265,860
Year ended April 30, 2022:
Shares sold	4,411,145	$ 57,605,328
Shares issued to shareholders in reinvestment of distributions	75,944	975,716
Shares redeemed	(1,226,961)	(16,049,703)
Net increase (decrease) in shares outstanding before conversion	3,260,128	42,531,341
Shares converted into Class A (See Note 1)	21,293	278,101
Shares converted from Class A (See Note 1)	(78,805)	(1,050,609)
Net increase (decrease)	3,202,616	$ 41,758,833

Investor Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	19,745	$ 252,315
Shares issued to shareholders in reinvestment of distributions	1,905	23,075
Shares redeemed	(13,184)	(166,282)
Net increase (decrease) in shares outstanding before conversion	8,466	109,108
Shares converted into Investor Class (See Note 1)	947	12,536
Shares converted from Investor Class (See Note 1)	(6,812)	(88,162)
Net increase (decrease)	2,601	$ 33,482
Year ended April 30, 2022:
Shares sold	50,651	$ 678,517
Shares issued to shareholders in reinvestment of distributions	2,248	28,825
Shares redeemed	(22,119)	(288,283)
Net increase (decrease) in shares outstanding before conversion	30,780	419,059
Shares converted into Investor Class (See Note 1)	3,078	40,150
Shares converted from Investor Class (See Note 1)	(17,270)	(225,640)
Net increase (decrease)	16,588	$ 233,569

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	172,415	$ 2,189,751
Shares issued to shareholders in reinvestment of distributions	10,638	130,225
Shares redeemed	(277,303)	(3,356,020)
Net increase (decrease) in shares outstanding before conversion	(94,250)	(1,036,044)
Shares converted from Class C (See Note 1)	(1,383)	(18,028)
Net increase (decrease)	(95,633)	$ (1,054,072)
Year ended April 30, 2022:
Shares sold	1,163,935	$ 15,167,647
Shares issued to shareholders in reinvestment of distributions	11,316	142,471
Shares redeemed	(222,223)	(2,883,848)
Net increase (decrease) in shares outstanding before conversion	953,028	12,426,270
Shares converted from Class C (See Note 1)	(7,157)	(92,611)
Net increase (decrease)	945,871	$ 12,333,659

29

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	45,806,737	$ 582,888,160
Shares issued to shareholders in reinvestment of distributions	1,088,135	13,114,836
Shares redeemed	(16,710,575)	(205,315,724)
Net increase (decrease) in shares outstanding before conversion	30,184,297	390,687,272
Shares converted into Class I (See Note 1)	2,552	28,820
Net increase (decrease)	30,186,849	$ 390,716,092
Year ended April 30, 2022:
Shares sold	90,600,814	$1,191,344,996
Shares issued to shareholders in reinvestment of distributions	936,782	12,096,707
Shares redeemed	(11,518,740)	(151,517,719)
Net increase (decrease) in shares outstanding before conversion	80,018,856	1,051,923,984
Shares converted into Class I (See Note 1)	78,742	1,050,609
Net increase (decrease)	80,097,598	$1,052,974,593

Class R6	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	61,573	$ 792,293
Shares issued to shareholders in reinvestment of distributions	10,146	122,242
Shares redeemed	(29,818)	(350,374)
Net increase (decrease)	41,901	$ 564,161
Year ended April 30, 2022:
Shares sold	790,403	$ 10,101,975
Shares issued to shareholders in reinvestment of distributions	2,801	38,065
Shares redeemed	(17,275)	(228,218)
Net increase (decrease)	775,929	$ 9,911,822
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued
impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay CBRE Global Infrastructure Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
31

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013764.2MS229-22	MSCBGI10-12/22
(NYLIM) NL479

MainStay CBRE Real Estate Fund

Message from the President and Semiannual Report
Unaudited  |  October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the six-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about rising inflation and Russia’s invasion of Ukraine weighing on markets. On one hand, rising commodity prices and hopes that inflationary pressures might subside supported some asset classes and sectors. On the other, the U.S. Federal Reserve (the “Fed”) issued increasingly hawkish statements regarding its intention to combat mounting inflation. As a result, equity markets remained flat while U.S. fixed-income markets gained modest ground in May. Early June saw a downturn across asset classes as economic data showed increasing inflationary pressures, causing investors to anticipate a higher-than-previously-expected rate increase from the Fed at its meeting on June 15, 2022. Indeed, the Fed raised rates by 0.75% at that meeting, from a range of 0.75% to 1.00% to a range of 1.50% to 1.75%, its largest increase of the year to date. Markets rallied in the wake of the Fed meeting as investors started to hope that slowing economic growth might lead to rate decreases later in the year. In August, however, signs of persistently increasing inflation and statements from the Fed indicated that further rate increases were seen as necessary, undercutting optimism and driving stock and bond prices lower through mid-October. The Fed implemented two additional 0.75% rate increases during that time, with additional increases expected before the end of the year. International central banks generally raised rates as well in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and international risk-averse sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
Despite a rally in the closing weeks of October, the S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 5% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil and Mexico, gained ground. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. Some floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP (gross domestic product) growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have log defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	12/20/2002	-23.83%	-25.70%	3.15%	5.62%	1.30%
		Excluding sales charges		-19.39	-21.38	4.38	6.25	1.30
Investor Class Shares[5]	Maximum 5% Initial Sales Charge	With sales charges	2/24/2020	-23.46	-25.27	N/A	-3.40	1.26
		Excluding sales charges		-19.43	-21.34	N/A	-1.35	1.26
Class C Shares[4]	Maximum 1% CDSC	With sales charges	1/17/2003	-20.45	-22.65	3.62	5.42	2.01
	If Redeemed Within One Year of Purchase	Excluding sales charges		-19.67	-21.89	3.62	5.42	2.01
Class I Shares[4]	No Sales Charge		12/31/1996	-19.26	-21.08	4.76	6.56	1.05
Class R3 Shares[4]	No Sales Charge		8/5/2011	-19.54	-21.57	4.13	5.99	1.65
Class R6 Shares[4]	No Sales Charge		7/3/2014	-19.22	-21.00	4.85	5.32	0.84

1.	Effective at the close of business on February 21, 2020, the Fund changed its fiscal and tax year end from October 31 to April 30.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Performance figures for Class A shares, Class C shares, Class I shares, Class R3 shares and Class R6 shares, reflect the historical performance of the then-existing Class A shares, Class C shares, Class I shares, Class R and Class R6 shares of the Voya Real Estate Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to February 21, 2020.
5.	Prior to June 30, 2020, the maximum initial sales charge for Investor Class shares was 5.5%, which is reflected in the average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
FTSE NAREIT All Equity REITs Index[2]	-18.37%	-19.16%	4.77%	7.38%
CBRE Real Estate Tiered Index[3]	-18.37	-19.16	3.66	6.56
MSCI U.S. REIT® Index[4]	-17.92	-18.78	4.12	6.79
Morningstar Real Estate Category Average[5]	-18.61	-20.97	3.60	6.06

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the FTSE NAREIT All Equity REITs Index as its primary benchmark. The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.
3.	The Fund has selected a tiered benchmark as its secondary benchmark. The returns for the tiered benchmark represent the returns of the MSCI U.S. REIT® Index prior to January 1, 2021 and the returns of the FTSE Nareit All Equity REITs Index thereafter.
4.	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs. The MSCI U.S. REIT® Index is based on the MSCI USA Investable Market Index, its parent index, which captures the large, mid and small cap segments of the U.S. market.
5.	The Morningstar Real Estate Category Average is representative of funds that invest primarily in real estate investment trusts of various types. REITs are companies that develop and manage real estate properties. There are several different types of REITs, including apartment, factory-outlet, healthcare, hotel, industrial, mortgage, office, and shopping center REITs. Some portfolios in this category also invest in real estate operating companies. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay CBRE Real Estate Fund

Cost in Dollars of a $1,000 Investment in MainStay CBRE Real Estate Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$806.10	$5.37	$1,019.26	$6.01	1.18%
Investor Class Shares	$1,000.00	$805.70	$5.46	$1,019.16	$6.11	1.20%
Class C Shares	$1,000.00	$803.30	$8.77	$1,015.48	$9.80	1.93%
Class I Shares	$1,000.00	$807.40	$3.78	$1,021.02	$4.23	0.83%
Class R3 Shares	$1,000.00	$804.60	$6.50	$1,018.00	$7.27	1.43%
Class R6 Shares	$1,000.00	$807.80	$3.37	$1,021.47	$3.77	0.74%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Sector Composition as of October 31, 2022 (Unaudited)
Residential	18.7%
Net Lease Properties	12.5
Industrial Properties	12.3
Technology Towers	12.2
Self Storage Property	11.6
Technology Datacenters	10.1
Healthcare Facilities	6.6
Hotels	5.4
Enclosed Mall	4.5%
Community Shopping Centers	3.4
Office Buildings	2.4
Short–Term Investments	0.5
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Prologis, Inc.
2.	Equinix, Inc.
3.	Crown Castle, Inc.
4.	American Tower Corp.
5.	CubeSmart
6.	Simon Property Group, Inc.
7.	Alexandria Real Estate Equities, Inc.
8.	Sun Communities, Inc.
9.	Extra Space Storage, Inc.
10.	Invitation Homes, Inc.

8	MainStay CBRE Real Estate Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Joseph P. Smith, CFA, Jonathan Miniman, CFA, and Kenneth S. Weinberg, CFA, of CBRE Investment Management Listed Real Assets LLC.
How did MainStay CBRE Real Estate Fund perform relative to its benchmarks and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay CBRE Real Estate Fund returned −19.26%, underperforming the −18.37% return of the Fund’s primary benchmark, the FTSE Nareit All Equity REITs Index; the −18.37% return of the CBRE Real Estate Tiered Index, which is the Fund’s secondary benchmark; and the −17.92% return of MSCI U.S. REIT® Index, which is an additional benchmark of the Fund. Over the same period, Class I shares also underperformed the −18.61% return of the Morningstar Real Estate Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the FTSE Nareit All Equity REITs Index primarily due to stock selection. Negative stock selection was partly balanced by positive contributions from sector allocation. (Contributions take weightings and total returns into account.)
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
The strongest positive contributions to the Fund’s relative performance from a sector allocation perspective came from self-storage properties, industrial properties and hotels. The weakest relative contributors to performance included net lease properties, data centers and residential properties.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The strongest positive contributors to the Fund’s absolute performance during the reporting period included holdings in STORE Capital (net lease), ExtraSpace Storage (self storage) and CubeSmart (storage). The Fund’s weakest-performing holdings included Hudson Pacific Properties (office and commercial), Tricon Residential (residential) and Rexford Industrial Realty (industrial).
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund’s largest purchases during the reporting period included shares in data center REIT Digital Realty Trust ("Digital") and life sciences REIT Alexandria Real Estate Equities ("Alexandria"). In
our opinion, Digital offered an attractive combination of growth and value, while Alexandria featured an accelerating revenue and profit outlook. The Fund’s largest sales during the same period included holdings in retail REIT Realty Income and diversified REIT Vici Properties. Both sales reflected the stocks’ rich valuation in the wake of strong relative performance.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure most substantially to the data center and industrial sectors; these are areas where we believe there are attractive relative valuations combined with accelerating earnings potential. During the same period, the Fund reduced its exposure most substantially to the net lease and timber sectors due to prior outperformance, overvaluation and moderating earnings growth outlooks.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held overweight positions relative to the FTSE Nareit All Equity REITs Index in the self-storage, hotels and residential sectors. As of the same date, the Fund held relatively underweight positions in the health care, towers and office sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Common Stocks 99.7%
Community Shopping Centers 3.4%
Kite Realty Group Trust	319,300	$ 6,271,052
Retail Opportunity Investments Corp.	170,190	2,464,351
Urban Edge Properties	184,257	2,601,709
		11,337,112
Enclosed Mall 4.5%
Simon Property Group, Inc.	137,000	14,930,260
Healthcare Facilities 6.6%
Alexandria Real Estate Equities, Inc.	99,711	14,488,008
Ventas, Inc.	196,431	7,686,345
		22,174,353
Hotels 5.4%
DiamondRock Hospitality Co.	440,655	4,115,718
Park Hotels & Resorts, Inc.	397,025	5,193,087
Pebblebrook Hotel Trust	77,182	1,237,999
Sunstone Hotel Investors, Inc.	338,998	3,779,828
Xenia Hotels & Resorts, Inc.	211,278	3,608,628
		17,935,260
Industrial Properties 12.3%
First Industrial Realty Trust, Inc.	108,900	5,186,907
Prologis, Inc.	269,450	29,841,587
Rexford Industrial Realty, Inc.	110,027	6,082,293
		41,110,787
Net Lease Properties 12.5%
Broadstone Net Lease, Inc.	260,973	4,473,077
Four Corners Property Trust, Inc.	163,213	4,181,517
Getty Realty Corp.	121,209	3,816,871
Iron Mountain, Inc.	116,153	5,815,781
NETSTREIT Corp. (a)	242,315	4,560,368
Realty Income Corp.	62,582	3,896,981
Spirit Realty Capital, Inc.	192,855	7,488,560
STAG Industrial, Inc.	246,579	7,789,431
		42,022,586
Office Buildings 2.4%
Hudson Pacific Properties, Inc.	351,673	3,882,470
Piedmont Office Realty Trust, Inc., Class A	386,689	4,040,900
		7,923,370
Residential 18.7%
Apartment Income REIT Corp.	86,563	3,326,616
AvalonBay Communities, Inc.	48,025	8,410,138
Camden Property Trust	84,536	9,768,135
Essex Property Trust, Inc.	31,951	7,100,790
	Shares	Value

Residential (continued)
Independence Realty Trust, Inc.	230,716	$ 3,866,800
Invitation Homes, Inc.	326,990	10,362,313
NexPoint Residential Trust, Inc.	44,474	2,028,014
Sun Communities, Inc.	99,763	13,453,041
Tricon Residential, Inc.	535,236	4,512,040
		62,827,887
Self Storage Property 11.6%
CubeSmart	388,482	16,265,741
Extra Space Storage, Inc.	71,345	12,659,457
Life Storage, Inc.	91,162	10,083,429
		39,008,627
Technology Datacenters 10.1%
Digital Realty Trust, Inc.	100,089	10,033,922
Equinix, Inc.	41,995	23,787,647
		33,821,569
Technology Towers 12.2%
American Tower Corp.	88,402	18,316,011
Crown Castle, Inc.	169,393	22,573,311
		40,889,322
Total Common Stocks (Cost $341,262,912)		333,981,133
Short-Term Investments 0.5%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	1,452,230	1,452,230
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	288,893	288,893
Total Short-Term Investments (Cost $1,741,123)		1,741,123
Total Investments (Cost $343,004,035)	100.2%	335,722,256
Other Assets, Less Liabilities	(0.2)	(659,871)
Net Assets	100.0%	$ 335,062,385

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $283,100. The Fund received cash collateral with a value of $288,893. (See Note 2(H))
(b)	Current yield as of October 31, 2022.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay CBRE Real Estate Fund

(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,238	$ 43,202	$ (43,988)	$ —	$ —	$ 1,452	$ 14	$ —	1,452
Abbreviation(s):
REIT—Real Estate Investment Trust
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 333,981,133	$ —	$ —	$ 333,981,133
Short-Term Investments
Affiliated Investment Company	1,452,230	—	—	1,452,230
Unaffiliated Investment Company	288,893	—	—	288,893
Total Short-Term Investments	1,741,123	—	—	1,741,123
Total Investments in Securities	$ 335,722,256	$ —	$ —	$ 335,722,256

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $341,551,805) including securities on loan of $283,100	$334,270,026
Investment in affiliated investment companies, at value (identified cost $1,452,230)	1,452,230
Cash	73
Receivables:
Investment securities sold	465,634
Dividends	205,835
Fund shares sold	156,465
Other assets	37,909
Total assets	336,588,172
Liabilities
Cash collateral received for securities on loan	288,893
Payables:
Investment securities purchased	393,093
Fund shares redeemed	364,682
Manager (See Note 3)	136,478
Transfer agent (See Note 3)	100,758
Shareholder communication	89,597
Professional fees	73,810
NYLIFE Distributors (See Note 3)	34,442
Custodian	6,258
Trustees	216
Accrued expenses	37,560
Total liabilities	1,525,787
Net assets	$335,062,385
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 29,131
Additional paid-in-capital	259,873,108
259,902,239
Total distributable earnings (loss)	75,160,146
Net assets	$335,062,385
Class A
Net assets applicable to outstanding shares	$145,421,868
Shares of beneficial interest outstanding	13,872,229
Net asset value per share outstanding	$ 10.48
Maximum sales charge (5.50% of offering price)	0.61
Maximum offering price per share outstanding	$ 11.09
Investor Class
Net assets applicable to outstanding shares	$ 175,703
Shares of beneficial interest outstanding	16,778
Net asset value per share outstanding	$ 10.47
Maximum sales charge (5.00% of offering price)	0.55
Maximum offering price per share outstanding	$ 11.02
Class C
Net assets applicable to outstanding shares	$ 4,645,637
Shares of beneficial interest outstanding	392,495
Net asset value and offering price per share outstanding	$ 11.84
Class I
Net assets applicable to outstanding shares	$166,062,255
Shares of beneficial interest outstanding	13,316,867
Net asset value and offering price per share outstanding	$ 12.47
Class R3
Net assets applicable to outstanding shares	$ 1,767,408
Shares of beneficial interest outstanding	170,198
Net asset value and offering price per share outstanding	$ 10.38
Class R6
Net assets applicable to outstanding shares	$ 16,989,514
Shares of beneficial interest outstanding	1,362,260
Net asset value and offering price per share outstanding	$ 12.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay CBRE Real Estate Fund

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $8,555)	$ 7,432,237
Dividends-affiliated	14,262
Securities lending, net	1,586
Total income	7,448,085
Expenses
Manager (See Note 3)	1,488,321
Transfer agent (See Note 3)	461,244
Distribution/Service—Class A (See Note 3)	206,272
Distribution/Service—Investor Class (See Note 3)	242
Distribution/Service—Class C (See Note 3)	29,816
Distribution/Service—Class R3 (See Note 3)	5,499
Registration	48,976
Shareholder communication	47,235
Professional fees	28,472
Custodian	9,484
Trustees	4,761
Shareholder service (See Note 3)	1,100
Miscellaneous	13,851
Total expenses before waiver/reimbursement	2,345,273
Expense waiver/reimbursement from Manager (See Note 3)	(378,302)
Net expenses	1,966,971
Net investment income (loss)	5,481,114
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(8,636,786)
Foreign currency transactions	(1,976)
Net realized gain (loss)	(8,638,762)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(84,645,487)
Translation of other assets and liabilities in foreign currencies	(13,626)
Net change in unrealized appreciation (depreciation)	(84,659,113)
Net realized and unrealized gain (loss)	(93,297,875)
Net increase (decrease) in net assets resulting from operations	$(87,816,761)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 5,481,114	$ 5,229,744
Net realized gain (loss)	(8,638,762)	111,598,258
Net change in unrealized appreciation (depreciation)	(84,659,113)	(62,634,172)
Net increase (decrease) in net assets resulting from operations	(87,816,761)	54,193,830
Distributions to shareholders:
Class A	(4,429,069)	(5,974,725)
Investor Class	(5,335)	(6,177)
Class C	(117,542)	(157,619)
Class I	(4,958,293)	(6,879,898)
Class R3	(57,072)	(77,566)
Class R6	(475,521)	(612,169)
Total distributions to shareholders	(10,042,832)	(13,708,154)
Capital share transactions:
Net proceeds from sales of shares	25,306,137	107,349,432
Net asset value of shares issued to shareholders in reinvestment of distributions	9,436,394	12,708,131
Cost of shares redeemed	(69,157,348)	(101,363,518)
Increase (decrease) in net assets derived from capital share transactions	(34,414,817)	18,694,045
Net increase (decrease) in net assets	(132,274,410)	59,179,721
Net Assets
Beginning of period	467,336,795	408,157,074
End of period	$ 335,062,385	$ 467,336,795
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class A		2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 13.38	$ 12.20	$ 8.97	$ 12.32	$ 14.43	$ 17.81	$ 19.40
Net investment income (loss) (a)	0.15	0.13	0.16	0.18	0.21	0.28	0.19
Net realized and unrealized gain (loss)	(2.73)	1.47	3.59	(1.52)	1.29	(0.07)	(0.26)
Total from investment operations	(2.58)	1.60	3.75	(1.34)	1.50	0.21	(0.07)
Less distributions:
From net investment income	(0.32)	(0.24)	(0.20)	(0.26)	(0.21)	(0.28)	(0.27)
From net realized gain on investments	—	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	—	(0.32)	(0.43)	—	—	—
Total distributions	(0.32)	(0.42)	(0.52)	(2.01)	(3.61)	(3.59)	(1.52)
Net asset value at end of period	$ 10.48	$ 13.38	$ 12.20	$ 8.97	$ 12.32	$ 14.43	$ 17.81
Total investment return (b)	(19.39)%	13.06%	42.72%	(13.80)%	12.73%	0.23%	(0.36)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	0.96%	1.64%	1.69%††	1.58%	1.69%	1.02%
Net expenses	1.18%††(c)	1.18%(c)	1.18%(c)	1.17%†† (c)(d)	1.24%	1.29%	1.27%
Expenses (before waiver/reimbursement)	1.32%††(c)	1.30%(c)	1.45%(c)	1.36%†† (c)(d)	1.31%	1.31%	1.27%
Portfolio turnover rate	31%	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$ 145,422	$ 193,441	$ 177,328	$ 149,970	$ 89,037	$ 81,475	$ 136,095

*	Unaudited.
#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		February 24, 2020^ through April 30, 2020
Investor Class		2022	2021
Net asset value at beginning of period	$ 13.39	$ 12.19	$ 8.97	$ 12.17
Net investment income (loss) (a)	0.15	0.13	0.15	(0.04)
Net realized and unrealized gain (loss)	(2.74)	1.48	3.58	(3.10)
Total from investment operations	(2.59)	1.61	3.73	(3.14)
Less distributions:
From net investment income	(0.33)	(0.23)	(0.20)	(0.06)
From net realized gain on investments	—	(0.18)	—	—
Return of capital	—	—	(0.31)	—
Total distributions	(0.33)	(0.41)	(0.51)	(0.06)
Net asset value at end of period	$ 10.47	$ 13.39	$ 12.19	$ 8.97
Total investment return (b)	(19.43)%	13.15%	42.41%	(25.74)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57%††	0.98%	1.53%	(2.55)%††
Net expenses (c)	1.20%††	1.15%	1.26%	1.35%††
Expenses (before waiver/reimbursement) (c)	1.29%††	1.26%	1.34%	1.56%††
Portfolio turnover rate	31%	70%	93%	88%
Net assets at end of period (in 000's)	$ 176	$ 227	$ 157	$ 103

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class C		2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 15.05	$ 13.66	$ 9.96	$ 13.47	$ 15.44	$ 18.80	$ 20.38
Net investment income (loss)	0.12(a)	0.03(a)	0.07(a)	0.11(a)	0.11	0.16(a)	0.05(a)
Net realized and unrealized gain (loss)	(3.07)	1.66	4.02	(1.71)	1.42	(0.08)	(0.28)
Total from investment operations	(2.95)	1.69	4.09	(1.60)	1.53	0.08	(0.23)
Less distributions:
From net investment income	(0.26)	(0.12)	(0.15)	(0.18)	(0.10)	(0.13)	(0.10)
From net realized gain on investments	—	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	—	(0.24)	(0.41)	—	—	—
Total distributions	(0.26)	(0.30)	(0.39)	(1.91)	(3.50)	(3.44)	(1.35)
Net asset value at end of period	$ 11.84	$ 15.05	$ 13.66	$ 9.96	$ 13.47	$ 15.44	$ 18.80
Total investment return (b)	(19.67)%	12.27%	41.65%	(14.44)%	11.90%	(0.50)%	(1.10)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83%††	0.22%	0.66%	1.00%††	0.85%	0.90%	0.27%
Net expenses	1.93%††(c)	1.91%(c)	1.93%(c)	1.92%†† (c)(d)	1.99%	2.04%	2.02%
Expenses (before waiver/reimbursement)	2.04%††(c)	2.01%(c)	2.09%(c)	2.13%†† (c)(d)	2.06%	2.06%	2.02%
Portfolio turnover rate	31%	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$ 4,646	$ 7,220	$ 10,202	$ 20,942	$ 11,216	$ 13,449	$ 22,084

*	Unaudited.
#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class I		2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 15.85	$ 14.37	$ 10.49	$ 14.08	$ 15.99	$ 19.36	$ 20.95
Net investment income (loss) (a)	0.20	0.21	0.22	0.24	0.30	0.37	0.28
Net realized and unrealized gain (loss)	(3.24)	1.74	4.22	(1.79)	1.45	(0.09)	(0.28)
Total from investment operations	(3.04)	1.95	4.44	(1.55)	1.75	0.28	—
Less distributions:
From net investment income	(0.34)	(0.29)	(0.22)	(0.28)	(0.26)	(0.34)	(0.34)
From net realized gain on investments	—	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	—	(0.34)	(0.44)	—	—	—
Total distributions	(0.34)	(0.47)	(0.56)	(2.04)	(3.66)	(3.65)	(1.59)
Net asset value at end of period	$ 12.47	$ 15.85	$ 14.37	$ 10.49	$ 14.08	$ 15.99	$ 19.36
Total investment return (b)	(19.26)%	13.51%	43.19%	(13.54)%	13.08%	0.63%	0.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%††	1.32%	1.92%	2.01%††	1.95%	2.02%	1.37%
Net expenses	0.83%††(c)	0.83%(c)	0.83%(c)	0.84%†† (c)(d)	0.91%	0.91%	0.90%
Expenses (before waiver/reimbursement)	1.07%††(c)	1.05%(c)	1.20%(c)	1.04%†† (c)(d)	0.97%	0.92%	0.90%
Portfolio turnover rate	31%	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$ 166,062	$ 241,719	$ 202,597	$ 232,730	$ 166,056	$ 311,814	$ 723,538

*	Unaudited.
#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay CBRE Real Estate Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R3		2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 13.26	$ 12.09	$ 8.89	$ 12.23	$ 14.35	$ 17.73	$ 19.33
Net investment income (loss)	0.14(a)	0.10(a)	0.11(a)	0.15(a)	0.18	0.23(a)	0.15
Net realized and unrealized gain (loss)	(2.72)	1.46	3.59	(1.51)	1.28	(0.06)	(0.27)
Total from investment operations	(2.58)	1.56	3.70	(1.36)	1.46	0.17	(0.12)
Less distributions:
From net investment income	(0.30)	(0.21)	(0.19)	(0.23)	(0.18)	(0.24)	(0.23)
From net realized gain on investments	—	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	—	(0.31)	(0.43)	—	—	—
Total distributions	(0.30)	(0.39)	(0.50)	(1.98)	(3.58)	(3.55)	(1.48)
Net asset value at end of period	$ 10.38	$ 13.26	$ 12.09	$ 8.89	$ 12.23	$ 14.35	$ 17.73
Total investment return (b)	(19.54)%	12.83%	42.47%	(14.04)%	12.43%	—%	(0.63)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34%††	0.72%	1.14%	1.42%††	1.36%	1.43%	0.77%
Net expenses	1.43%††(c)	1.43%(c)	1.43%(c)	1.42%†† (c)(d)	1.49%	1.54%	1.52%
Expenses (before waiver/reimbursement)	1.67%††(c)	1.65%(c)	1.80%(c)	1.61%†† (c)(d)	1.56%	1.56%	1.52%
Portfolio turnover rate	31%	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$ 1,767	$ 2,672	$ 2,298	$ 2,527	$ 2,454	$ 2,965	$ 4,448

*	Unaudited.
#	The Fund changed its fiscal year end from May 31 to April 30.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 1, 2019 through April 30, 2020#	Year Ended May 31,
Class R6		2022	2021		2019	2018	2017
Net asset value at beginning of period	$ 15.85	$ 14.37	$ 10.49	$ 14.09	$ 15.99	$ 19.36	$ 20.96
Net investment income (loss)	0.21(a)	0.22(a)	0.09(a)	0.26(a)	0.32	0.37(a)	0.30(a)
Net realized and unrealized gain (loss)	(3.24)	1.74	4.36	(1.80)	1.45	(0.08)	(0.30)
Total from investment operations	(3.03)	1.96	4.45	(1.54)	1.77	0.29	0.00‡
Less distributions:
From net investment income	(0.35)	(0.30)	(0.22)	(0.30)	(0.27)	(0.35)	(0.35)
From net realized gain on investments	—	(0.18)	—	(1.32)	(3.40)	(3.31)	(1.25)
Return of capital	—	—	(0.35)	(0.44)	—	—	—
Total distributions	(0.35)	(0.48)	(0.57)	(2.06)	(3.67)	(3.66)	(1.60)
Net asset value at end of period	$ 12.47	$ 15.85	$ 14.37	$ 10.49	$ 14.09	$ 15.99	$ 19.36
Total investment return (b)	(19.22)%	13.61%	43.35%	(13.53)%	13.24%	0.69%	0.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.02%††	1.40%	0.80%	2.06%††	2.05%	2.12%	1.47%
Net expenses	0.74%††(c)	0.74%(c)	0.74%(c)	0.76%†† (c)(d)	0.83%	0.86%	0.86%
Expenses (before waiver/reimbursement)	0.83%††(c)	0.84%(c)	0.84%(c)	0.88%†† (c)(d)	0.89%	0.86%	0.86%
Portfolio turnover rate	31%	70%	93%	88%	82%	102%	53%
Net assets at end of period (in 000's)	$ 16,990	$ 22,058	$ 15,574	$ 56,250	$ 79,327	$ 79,646	$ 42,574

*	Unaudited.
#	The Fund changed its fiscal year end from May 31 to April 30.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense of less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay CBRE Real Estate Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay CBRE Real Estate Fund (the "Fund"), a “non-diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	December 20, 2002
Investor Class	February 24, 2020
Class C	January 17, 2003
Class I	December 31, 1996
Class R3	August 5, 2011
Class R6	July 3, 2014
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions. See Note 9 for additional information. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A,
Investor Class and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation

21

Notes to Financial Statements (Unaudited) (continued)
materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are

22	MainStay CBRE Real Estate Fund

valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and
23

Notes to Financial Statements (Unaudited) (continued)
liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Real Estate Investments.  The Fund’s investments in the real estate sector have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. These risks include, among others, declines in the value of real estate, changes in local and general economic conditions, supply and demand, interest rates, changes in zoning laws, overbuilding, extended vacancies of properties, regulatory limitations on rents, losses due to environmental liabilities, property taxes and operating expenses. The Fund’s investments in real estate companies are particularly sensitive to economic downturns.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the six-month period ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. CBRE Investment Management Listed Real Assets LLC ("CBRE" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and CBRE, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class A, 1.18%; Investor Class, 1.35%; Class C, 1.93%; Class I, 0.83%; Class R3, 1.43% and Class R6, 0.74%. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $1,488,321 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $378,302 and paid the Subadvisor fees in the amount of $555,009.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments

24	MainStay CBRE Real Estate Fund

in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:

Class R3	$1,100
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended October 31, 2022, were $2,116 and $28, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended October 31, 2022, of $43 and $602, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$202,361	$—
Investor Class	203	—
Class C	6,234	—
Class I	249,384	—
Class R3	2,678	—
Class R6	384	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
25

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$344,348,313	$38,844,425	$(47,470,482)	$(8,626,057)
During the year ended April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 8,176,041
Long-Term Capital Gains	5,532,113
Total	$13,708,154
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit
Agreement. During the six-month period ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $121,659 and $154,915, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended October 31, 2022 and the year ended April 30, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	500,726	$ 5,768,158
Shares issued to shareholders in reinvestment of distributions	376,677	4,156,765
Shares redeemed	(1,457,843)	(17,032,773)
Net increase (decrease) in shares outstanding before conversion	(580,440)	(7,107,850)
Shares converted into Class A (See Note 1)	818	9,362
Shares converted from Class A (See Note 1)	(2,209)	(24,915)
Net increase (decrease)	(581,831)	$ (7,123,403)
Year ended April 30, 2022:
Shares sold	2,474,614	$ 33,342,180
Shares issued to shareholders in reinvestment of distributions	407,302	5,603,692
Shares redeemed	(2,975,753)	(39,795,668)
Net increase (decrease) in shares outstanding before conversion	(93,837)	(849,796)
Shares converted into Class A (See Note 1)	11,379	146,928
Shares converted from Class A (See Note 1)	(4,131)	(53,907)
Net increase (decrease)	(86,589)	$ (756,775)

26	MainStay CBRE Real Estate Fund

Investor Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,251	$ 14,649
Shares issued to shareholders in reinvestment of distributions	485	5,335
Shares redeemed	(2,570)	(29,449)
Net increase (decrease) in shares outstanding before conversion	(834)	(9,465)
Shares converted into Investor Class (See Note 1)	619	7,429
Net increase (decrease)	(215)	$ (2,036)
Year ended April 30, 2022:
Shares sold	4,933	$ 66,875
Shares issued to shareholders in reinvestment of distributions	448	6,176
Shares redeemed	(1,138)	(15,703)
Net increase (decrease) in shares outstanding before conversion	4,243	57,348
Shares converted into Investor Class (See Note 1)	973	12,962
Shares converted from Investor Class (See Note 1)	(1,093)	(13,822)
Net increase (decrease)	4,123	$ 56,488

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	5,028	$ 69,174
Shares issued to shareholders in reinvestment of distributions	9,344	117,181
Shares redeemed	(100,316)	(1,272,683)
Net increase (decrease) in shares outstanding before conversion	(85,944)	(1,086,328)
Shares converted from Class C (See Note 1)	(1,276)	(16,791)
Net increase (decrease)	(87,220)	$ (1,103,119)
Year ended April 30, 2022:
Shares sold	51,919	$ 789,439
Shares issued to shareholders in reinvestment of distributions	10,012	156,795
Shares redeemed	(319,942)	(4,760,464)
Net increase (decrease) in shares outstanding before conversion	(258,011)	(3,814,230)
Shares converted from Class C (See Note 1)	(9,305)	(134,919)
Net increase (decrease)	(267,316)	$ (3,949,149)

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,234,591	$ 17,270,539
Shares issued to shareholders in reinvestment of distributions	358,844	4,710,901
Shares redeemed	(3,531,757)	(47,406,938)
Net increase (decrease) in shares outstanding before conversion	(1,938,322)	(25,425,498)
Shares converted into Class I (See Note 1)	1,861	24,915
Net increase (decrease)	(1,936,461)	$(25,400,583)
Year ended April 30, 2022:
Shares sold	4,016,150	$ 64,133,515
Shares issued to shareholders in reinvestment of distributions	390,452	6,333,075
Shares redeemed	(3,151,388)	(50,417,941)
Net increase (decrease) in shares outstanding before conversion	1,255,214	20,048,649
Shares converted into Class I (See Note 1)	3,502	53,907
Shares converted from Class I (See Note 1)	(107,874)	(1,682,829)
Net increase (decrease)	1,150,842	$ 18,419,727

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	9,923	$ 115,536
Shares issued to shareholders in reinvestment of distributions	4,926	54,128
Shares redeemed	(46,179)	(545,739)
Net increase (decrease)	(31,330)	$ (376,075)
Year ended April 30, 2022:
Shares sold	53,893	$ 721,265
Shares issued to shareholders in reinvestment of distributions	5,408	73,969
Shares redeemed	(47,089)	(640,654)
Net increase (decrease) in shares outstanding before conversion	12,212	154,580
Shares converted from Class R3 (See Note 1)	(850)	(11,149)
Net increase (decrease)	11,362	$ 143,431

Class R6	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	150,060	$ 2,068,081
Shares issued to shareholders in reinvestment of distributions	29,970	392,084
Shares redeemed	(209,447)	(2,869,766)
Net increase (decrease)	(29,417)	$ (409,601)
Year ended April 30, 2022:
Shares sold	522,511	$ 8,296,158
Shares issued to shareholders in reinvestment of distributions	32,944	534,424
Shares redeemed	(355,617)	(5,733,088)
Net increase (decrease) in shares outstanding before conversion	199,838	3,097,494
Shares converted into Class R6 (See Note 1)	107,874	1,682,829
Net increase (decrease)	307,712	$ 4,780,323
27

Notes to Financial Statements (Unaudited) (continued)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
28	MainStay CBRE Real Estate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
29

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013903.2MS229-22	MSCBRE10-12/22
(NYLIM) NL480

MainStay MacKay Short Term Municipal Fund

Message from the President and Semiannual Report
Unaudited  |  October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the six-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about rising inflation and Russia’s invasion of Ukraine weighing on markets. On one hand, rising commodity prices and hopes that inflationary pressures might subside supported some asset classes and sectors. On the other, the U.S. Federal Reserve (the “Fed”) issued increasingly hawkish statements regarding its intention to combat mounting inflation. As a result, equity markets remained flat while U.S. fixed-income markets gained modest ground in May. Early June saw a downturn across asset classes as economic data showed increasing inflationary pressures, causing investors to anticipate a higher-than-previously-expected rate increase from the Fed at its meeting on June 15, 2022. Indeed, the Fed raised rates by 0.75% at that meeting, from a range of 0.75% to 1.00% to a range of 1.50% to 1.75%, its largest increase of the year to date. Markets rallied in the wake of the Fed meeting as investors started to hope that slowing economic growth might lead to rate decreases later in the year. In August, however, signs of persistently increasing inflation and statements from the Fed indicated that further rate increases were seen as necessary, undercutting optimism and driving stock and bond prices lower through mid-October. The Fed implemented two additional 0.75% rate increases during that time, with additional increases expected before the end of the year. International central banks generally raised rates as well in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and international risk-averse sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
Despite a rally in the closing weeks of October, the S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 5% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil and Mexico, gained ground. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. Some floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP (gross domestic product) growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have log defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 1% Initial Sales Charge	With sales charges	1/2/2004	-2.55%	-6.13%	-0.11%	N/A	0.67%
		Excluding sales charges		-1.57	-5.18	0.09	0.30%	0.67
Class A2 Shares	Maximum 2% Initial Sales Charge	With sales charges	9/30/2020	-3.43	-6.97	N/A	-3.11	0.67
		Excluding sales charges		-1.46	-5.07	N/A	-2.16	0.67
Investor Class Shares[4,5]	Maximum .5% Initial Sales Charge	With sales charges	2/28/2008	-2.11	-5.96	-0.47	-0.37	1.24
		Excluding sales charges		-1.62	-5.48	-0.27	-0.07	1.24
Class I Shares	No Sales Charge		1/2/1991	-1.43	-4.92	0.37	0.57	0.42
Class R6 Shares	No Sales Charge		5/2/2022	N/A	N/A	N/A	-1.33	0.40

1.	Effective June 1, 2015, the Fund changed, among other things, its investment objective and principal investment strategies. Effective May 22, 2018, the Fund made further changes to, among other things, its principal investment strategies. Effective February 28, 2019, the Fund further changed its investment objective. The performance information shown in this report reflects the Fund’s prior investment objectives and principal investment strategies, as applicable.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 1, 2015, the maximum initial sales charge was 3.0%, which is reflected in the average annual total return figures shown.
5.	From June 1, 2015 to June 30, 2020, the maximum initial sales charge was 1.0%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 3-Year Municipal Bond Index[2]	-0.92%	-5.35%	0.48%	0.85%
Morningstar Muni National Short Category Average[3]	-0.89	-4.12	0.44	0.61

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg 3-Year Municipal Bond Index is the Fund's primary broad-based securities-market index for comparison purposes. The Bloomberg 3-Year Municipal Bond Index is considered representative of the broad-based market for investment grade, tax-exempt bonds with a maturity range of 2-4 years.
3.	The Morningstar Muni National Short Category Average is representative of funds that invest in bonds issued by state and local governments to fund public projects. The income from these bonds is generally free from federal taxes and/or from state taxes in the issuing state. To lower risk, some of these portfolios spread their assets across many states and sectors. Other portfolios buy bonds from only one state in order to get the state-tax benefit. These portfolios have durations of less than 4.5 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Short Term Municipal Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Short Term Municipal Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$984.30	$3.40	$1,021.78	$3.47	0.68%
Class A2 Shares	$1,000.00	$985.40	$3.40	$1,021.78	$3.47	0.68%
Investor Class Shares	$1,000.00	$983.80	$5.00	$1,020.16	$5.09	1.00%
Class I Shares	$1,000.00	$985.70	$2.00	$1,023.19	$2.04	0.40%
Class R6 Shares [3,4]	$1,000.00	$986.70	$1.98	$1,022.94	$2.02	0.40%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period) and 182 days for Class R6 (to reflect the since-inception period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
3.	Expenses paid during the period reflect ongoing costs for the period from inception through October 31, 2022. Had these shares been offered for the full six-month period ended October 31, 2022, and had the Fund provided a hypothetical 5% annualized return, expenses paid during the period would have been $2.04 for Class R6 shares and the ending account value would have been $1,023.19 for Class R6 shares.
4.	The inception date was May 2, 2022.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	Black Belt Energy Gas District, 2.59%-5.50%, due 10/1/49–11/1/53
2.	Metropolitan Transportation Authority, 1.60%-5.25%, due 2/1/23–11/15/50
3.	State of Illinois, 5.00%-6.00%, due 7/1/23–11/1/29
4.	New York Transportation Development Corp., 5.00%, due 1/1/23–12/1/30
5.	Louisiana Stadium & Exposition District, 1.872%-5.00%, due 7/1/23–7/3/23
6.	Southeast Energy Authority, (zero coupon)-4.00%, due 10/1/26–1/1/53
7.	Matching Fund Special Purpose Securitization Corp., 5.00%, due 10/1/25–10/1/26
8.	County of King WA, 2.47%, due 1/1/40
9.	California Infrastructure and Economic Development Bank, 0.85%, due 1/1/50
10.	Compton Community Redevelopment Agency, 5.00%-5.25%, due 8/1/23–8/1/32

8	MainStay MacKay Short Term Municipal Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and John Lawlor of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Short Term Municipal Fund perform relative to its benchmark and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay MacKay Short Term Municipal Fund returned −1.43%, underperforming the −0.92% return of the Fund’s benchmark, the Bloomberg 3-Year Municipal Bond Index (the “Index”). Over the same period, Class I shares also underperformed the −0.89% return of the Morningstar Muni National Short Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the Index largely due to overweight exposure to bonds from Illinois. However, the negative impact of this position was partly offset by positive contributions to relative performance from the Fund’s underweight allocation to bonds rated AAA-AA,2 and underweight exposure to bonds from states Virginia and Massachusetts. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown driven by the combination of rising U.S. Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal rates higher.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund’s performance was not materially affected by investments in derivatives during the reporting period.
What was the Fund’s duration3 strategy during the reporting period?
As relative value investors, the management team aims to keep the Fund’s duration within a neutral range relative to that of the Index. As of October 31, 2022, the Fund's modified duration to worst4 was 2.03 years while the Index’s modified duration to worst was 2.52 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, underweight exposure to the prerefunded/ETM (escrowed to maturity) and leasing sectors, as well as overweight exposure to the local general obligation sector, contributed positively to the Fund’s returns relative to the Index. Meanwhile, overweight exposure to the IDR/PCR (industry development revenue/pollution control revenue), transportation and education sectors weakened relative results.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There were small increases in the Fund’s exposure to the housing, state general obligation and special tax sectors, and to bonds rated AAA. Conversely, there was a small decrease in exposure to the hospital and local general obligation sectors.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held overweight positions relative to the Index in the IDR/PCR, transportation and local general obligation sectors, as well as to bonds rated BBB.5 From a geographic perspective, the Fund held overweight exposure to bonds from Illinois and New Jersey. As of the same date, the Fund held underweight exposure to bonds from California and New York, in addition to ultra-high-quality AAA-rated bonds.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

5.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Short Term Municipal Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Principal Amount	Value
Municipal Bonds 95.9%
Long-Term Municipal Bonds 76.1%
Alabama 4.9%
Alabama Community College System, Revenue Bonds
Insured: BAM
3.00%, due 6/1/24	$ 100,000	$ 99,255
Alabama Community College System, Enhancements Fee, Revenue Bonds
Insured: AGM
4.00%, due 9/1/24	40,000	40,252
Alabama Community College System, Wallace State Community College-Hanceville, Revenue Bonds
Insured: BAM
4.00%, due 11/1/26	260,000	262,591
Insured: BAM
4.00%, due 11/1/27	365,000	369,334
Insured: BAM
4.00%, due 11/1/28	260,000	263,892
Birmingham Airport Authority, Revenue Bonds
Insured: BAM
5.00%, due 7/1/23	125,000	126,320
Insured: BAM
5.00%, due 7/1/24	625,000	640,189
Black Belt Energy Gas District, Project No.5, Revenue Bonds
Series A-1
4.00%, due 10/1/49 (a)	10,000,000	9,607,882
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	3,500,000	3,370,363
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-1
4.00%, due 10/1/52 (a)	2,500,000	2,407,402
Black Belt Energy Gas District, Revenue Bonds (a)
Series B-1
4.00%, due 4/1/53	13,920,000	13,212,501
Series F
5.50%, due 11/1/53	10,000,000	10,105,379
City of Bessemer AL, Limited General Obligation
Series C, Insured: AGM
4.00%, due 2/1/23	425,000	425,730
	Principal Amount	Value

Alabama (continued)
City of Bessemer AL, Limited General Obligation (continued)
Series C, Insured: AGM
4.00%, due 2/1/26	$ 305,000	$ 309,940
Coosa Valley Water Supply District, Inc., Revenue Bonds
4.00%, due 10/1/26	200,000	203,561
County of Dallas AL, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 5/1/23	135,000	131,420
Series B, Insured: AGM
(zero coupon), due 5/1/24	300,000	276,147
Series A, Insured: AGM
(zero coupon), due 5/1/25	270,000	235,053
County of Lowndes AL, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 2/1/25	540,000	542,508
Greenville Waterworks & Sewer Board, Revenue Bonds
Insured: BAM
4.00%, due 3/1/27	205,000	208,289
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/22	350,000	349,867
4.00%, due 12/1/23	750,000	745,172
Prichard Water Works & Sewer Board, Revenue Bonds
5.00%, due 11/1/22	415,000	415,000
Southeast Alabama Gas Supply District, Project No. 1, Revenue Bonds
Series A
5.00%, due 4/1/24	1,500,000	1,501,763
Southeast Alabama Gas Supply District (The), Project No. 2, Revenue Bonds
Series A
4.00%, due 6/1/23	255,000	253,996
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
(zero coupon), due 1/1/53	10,000,000	10,113,908

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Alabama (continued)
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 10/1/26	$ 1,400,000	$ 1,350,814
Series A
4.00%, due 10/1/27	2,975,000	2,832,302
Series A
4.00%, due 11/1/51 (a)	4,635,000	4,329,043
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	1,190,000	1,072,035
Special Care Facilities Financing Authority of the City of Pell City Alabama, Noland Health Services, Inc., Revenue Bonds
Series A
5.00%, due 12/1/22	725,000	725,498
University of West Alabama, Revenue Bonds
Insured: AGM
4.00%, due 1/1/23	125,000	125,120
Insured: AGM
4.00%, due 1/1/24	100,000	100,598
Insured: AGM
4.00%, due 1/1/25	150,000	150,367
Insured: AGM
5.00%, due 1/1/26	180,000	185,530
		67,089,021
Alaska 0.6%
Alaska Industrial Development & Export Authority, Tanana Chiefs Conference Project, Revenue Bonds
5.00%, due 10/1/23	585,000	591,993
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series B1, Class 2
0.50%, due 6/1/31	115,000	113,202
State of Alaska International Airports System, Revenue Bonds (b)
Series C
5.00%, due 10/1/27	3,030,000	3,128,972
	Principal Amount	Value

Alaska (continued)
State of Alaska International Airports System, Revenue Bonds (b) (continued)
Series C
5.00%, due 10/1/29	$ 3,600,000	$ 3,715,922
		7,550,089
Arizona 0.0% ‡
City of Phoenix AZ, Downtown Phoenix Student Housing LLC, Revenue Bonds
5.00%, due 7/1/23	50,000	50,191
Sedona Wastewater Municipal Property Corp., Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 7/1/24	500,000	468,181
		518,372
Arkansas 0.1%
City of West Memphis AR, Public Utility System, Revenue Bonds
Insured: BAM
4.00%, due 12/1/26	190,000	193,000
North Little Rock School District No. 1, Limited General Obligation
Insured: State Aid Withholding
5.00%, due 2/1/26	1,400,000	1,473,668
		1,666,668
California 6.1%
Alameda Unified School District-Alameda County, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	330,000	287,265
Alta Loma School District, Unlimited General Obligation
Series B, Insured: NATL-RE
(zero coupon), due 8/1/25	200,000	180,212
Antelope Valley Union High School District, Capital Appreciation, Election 2002, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 8/1/25	300,000	269,591

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California County Tobacco Securitization Agency, Tobacco Settlement, Revenue Bonds, Senior Lien
Series A
5.00%, due 6/1/24	$ 450,000	$ 458,818
California Educational Facilities Authority, Art Center College of Design, Revenue Bonds
Series A
5.00%, due 12/1/22	200,000	200,188
California Health Facilities Financing Authority, Lundquist Institute For Biomedical Innovation, Revenue Bonds
4.00%, due 9/1/23	310,000	310,987
California Municipal Finance Authority, CHF-Davis I LLC - West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/23	1,520,000	1,526,514
5.00%, due 5/15/24	1,200,000	1,212,337
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds, Senior Lien (b)
5.00%, due 12/31/23	1,400,000	1,414,604
5.00%, due 6/30/25	685,000	698,327
California School Finance Authority, Kipp SoCal Public Schools Project, Revenue Bonds
Series A
5.00%, due 7/1/25 (c)	55,000	55,836
Central Basin Municipal Water District, Revenue Bonds
Series B, Insured: BAM
1.936%, due 8/1/24	600,000	569,421
Chino Basin Regional Financing Authority, Revenue Bonds
Series B
4.00%, due 11/1/25	2,665,000	2,717,541
City of Fresno CA, Airport, Revenue Bonds
Series B
5.00%, due 7/1/23 (b)	690,000	695,474
City of Los Angeles CA, Department of Airports, Revenue Bonds
5.00%, due 5/15/24 (b)	500,000	508,823
	Principal Amount	Value

California (continued)
City of Montebello CA, Revenue Bonds
Insured: AGM
2.173%, due 6/1/23	$ 2,000,000	$ 1,963,595
City of Palm Springs CA, Airport Passenger Facility Charge, Revenue Bonds (b)
Insured: BAM
5.00%, due 6/1/25	925,000	944,118
Insured: BAM
5.00%, due 6/1/28	655,000	664,490
City of Sacramento CA, Transient Occupancy Tax, Revenue Bonds
5.00%, due 6/1/23	850,000	856,460
Series C
5.00%, due 6/1/25	495,000	509,875
Series A
5.00%, due 6/1/26	1,375,000	1,433,326
Series C
5.00%, due 6/1/26	500,000	520,018
City of Sacramento CA, Airport System, Revenue Bonds
Series E
5.00%, due 7/1/25	260,000	271,124
Compton Community College District, Election of 2002, Unlimited General Obligation
Series D, Insured: BAM
(zero coupon), due 8/1/36	2,825,000	1,159,109
Compton Community Redevelopment Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/23	1,000,000	1,009,949
Series A, Insured: AGM
5.00%, due 8/1/24	1,625,000	1,660,750
Series A, Insured: AGM
5.00%, due 8/1/25	4,090,000	4,213,584
Series A, Insured: AGM
5.00%, due 8/1/26	7,045,000	7,320,907
Series A, Insured: AGM
5.25%, due 8/1/32	2,345,000	2,530,621
El Camino Healthcare District, Capital Appreciation, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	380,000	329,333
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Senior Lien
Series A
(zero coupon), due 1/1/27	$ 4,500,000	$ 3,903,783
Golden West Schools Financing Authority, Revenue Bonds
Series A, Insured: NATL-RE
5.80%, due 2/1/23	115,000	115,678
Grossmont Union High School District, Election 2004, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	1,905,000	1,649,179
Independent Cities Finance Authority, Sales Tax, Revenue Bonds (c)
Insured: AGM
4.00%, due 6/1/24	150,000	150,367
Insured: AGM
4.00%, due 6/1/25	510,000	511,934
Insured: AGM
4.00%, due 6/1/26	175,000	175,492
Los Angeles Department of Water & Power, Revenue Bonds
Series C
5.00%, due 7/1/25	450,000	463,735
Los Angeles Unified School District, Unlimited General Obligation
Series C
5.00%, due 7/1/23	2,000,000	2,026,005
Mammoth Unified School District, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 8/1/26	280,000	244,278
Marysville Joint Unified School District, Energy Effeciency Projects, Green Bond, Certificate of Participation
Insured: BAM
4.00%, due 6/1/23	470,000	472,002
Insured: BAM
4.00%, due 6/1/26	275,000	280,100
Mount Diablo Unified School District, Capital Appreciation, Election 2010, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/25 (d)	445,000	461,511
	Principal Amount	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC, Revenue Bonds
Series A
5.00%, due 3/1/24 (b)	$ 250,000	$ 253,435
North Coast County Water District, Certificate of Participation
Insured: AGM
4.00%, due 10/1/24	90,000	91,153
Peninsula Corridor Joint Powers Board, Revenue Bonds
Series A
5.00%, due 10/1/23	585,000	593,576
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax
Series A-1, Insured: AGM
5.00%, due 9/1/26	150,000	158,120
Series A-1, Insured: AGM
5.00%, due 9/1/27	225,000	239,416
Riverside County Asset Leasing Corp., Riverside County Hospital Project, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 6/1/25	2,205,000	2,005,152
Sacramento City Unified School District, Election of 2002, Unlimited General Obligation
Insured: AGM
(zero coupon), due 7/1/23	2,065,000	2,019,018
Sacramento City Unified School District, Unlimited General Obligation
Series E
5.00%, due 8/1/23	300,000	303,206
Insured: BAM
5.00%, due 7/1/24	1,420,000	1,454,740
Insured: BAM
5.00%, due 7/1/25	1,000,000	1,040,968
Insured: BAM
5.00%, due 7/1/26	1,350,000	1,423,086
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
1.057%, due 9/1/23	280,000	270,186

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Diego County Regional Airport Authority, Revenue Bonds (b)
Series B
5.00%, due 7/1/26	$ 2,000,000	$ 2,047,957
Series B
5.00%, due 7/1/27	1,000,000	1,024,940
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series (b)
Series D
5.00%, due 5/1/25	210,000	214,471
Series H
5.00%, due 5/1/25	2,730,000	2,788,120
San Joaquin Hills Transportation Corridor Agency, Toll Road, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/15/25	1,000,000	910,942
San Mateo County Community College District, Capital Appreciation, Election 2005, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 9/1/26	1,100,000	961,034
San Ysidro School District, Capital Appreciation, Election 1997, Unlimited General Obligation
Series D, Insured: NATL-RE
(zero coupon), due 8/1/25	400,000	360,619
Santa Cruz City Elementary School District, Capital Appreciation, Election 1998, Unlimited General Obligation
Insured: AGM
(zero coupon), due 2/1/23	100,000	99,155
South Pasadena Unified School District, Unlimited General Obligation
Series C, Insured: NATL-RE
(zero coupon), due 5/1/24	700,000	663,748
State of California, Unlimited General Obligation
Series CT
0.35%, due 12/1/22	1,990,000	1,985,276
	Principal Amount	Value

California (continued)
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 11/1/30	$ 5,500,000	$ 4,703,505
Sweetwater Union High School District, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/26	365,000	374,713
Torrance Unified School District, Election of 2008, Unlimited General Obligation
(zero coupon), due 8/1/27	2,500,000	2,051,346
(zero coupon), due 8/1/28	2,500,000	1,951,250
(zero coupon), due 8/1/29	4,500,000	3,328,652
(zero coupon), due 8/1/30	1,500,000	1,049,196
Tulare Union High School District, Capital Appreciation, Election of 2004, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/26	1,000,000	862,535
Upper Lake Union High School District, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 8/1/23	255,000	248,126
Vacaville Unified School District, Unlimited General Obligation
Series D
4.00%, due 8/1/25	125,000	127,612
Victor Elementary School District, Unlimited General Obligation
Series B, Insured: NATL-RE
(zero coupon), due 8/1/27	350,000	290,651
Vista Unified School District, Capital Appreciation, Unlimited General Obligation
Series A, Insured: AGM
(zero coupon), due 8/1/26	325,000	281,046
		83,124,211
Colorado 1.3%
City & County of Denver CO, Revenue Bonds
Series A
5.00%, due 11/15/22 (b)	720,000	720,408
Series A
5.00%, due 11/15/23	520,000	528,858
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
City & County of Denver CO, Revenue Bonds (continued)
Series B1
5.00%, due 11/15/23 (b)	$ 940,000	$ 953,611
Colliers Hill Metropolitan District No. 2 CO, Limited General Obligation
Series A
6.50%, due 12/1/47	1,000,000	1,032,360
Colorado Bridge Enterprise, Colorado High Performance Transportation Enterprise, Revenue Bonds
4.00%, due 12/31/26 (b)	3,950,000	3,916,166
Colorado Educational & Cultural Facilities Authority, Johnson & Wales University Project, Revenue Bonds
Series A
4.00%, due 4/1/23	315,000	315,937
Series B
5.00%, due 4/1/24	500,000	503,523
Colorado Educational & Cultural Facilities Authority, Westgate Community School Project, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 7/1/23	50,000	50,072
Series A, Insured: Moral Obligation
4.00%, due 7/1/25	105,000	105,478
Series A, Insured: Moral Obligation
4.00%, due 7/1/26	160,000	160,404
Series A, Insured: Moral Obligation
4.00%, due 7/1/27	170,000	169,626
Colorado Educational & Cultural Facilities Authority, Banning Lewis Ranch Academy Building Co. LLC, Revenue Bonds
Series A, Insured: Moral Obligation
4.00%, due 12/15/25	75,000	74,683
Series A, Insured: Moral Obligation
4.00%, due 12/15/26	150,000	148,747
Colorado School of Mines, Capital Appreciation, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 12/1/25	100,000	88,959
	Principal Amount	Value

Colorado (continued)
Copperleaf Metropolitan District No. 2, Limited General Obligation
Insured: BAM
4.00%, due 12/1/26	$ 385,000	$ 391,080
Crystal Valley Metropolitan District No. 2, Limited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/22	100,000	100,141
Series A, Insured: AGM
5.00%, due 12/1/23	140,000	142,406
Series A, Insured: AGM
5.00%, due 12/1/24	175,000	180,369
Series A, Insured: AGM
5.00%, due 12/1/25	250,000	261,047
E-470 Public Highway Authority, Revenue Bonds
Series B, Insured: NATL-RE
(zero coupon), due 9/1/26	250,000	214,028
Series A, Insured: NATL-RE
(zero coupon), due 9/1/28	3,080,000	2,408,410
Eagle County Airport Terminal Corp., Revenue Bonds
Series B
4.00%, due 5/1/24 (b)	330,000	327,714
El Paso County School District No. 3 Widefield, Recreation Facility Project, Certificate of Participation
Insured: AGM
4.00%, due 12/1/22	175,000	175,095
Erie Commons Metropolitan District No. 2, Limited General Obligation, Senior Lien
Series A, Insured: AGM
5.00%, due 12/1/23	130,000	132,303
Erie Highlands Metropolitan District No. 1, Limited General Obligation
Insured: BAM
3.00%, due 12/1/24	245,000	242,230
Goldsmith Metropolitan District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	100,000	100,072
Insured: AGM
4.00%, due 12/1/24	20,000	20,320
Insured: AGM
4.00%, due 12/1/26	135,000	138,525

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Leyden Rock Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/1/22	$ 180,000	$ 180,236
Insured: AGM
5.00%, due 12/1/27	365,000	390,121
Insured: AGM
5.00%, due 12/1/28	330,000	356,364
North Pine Vistas Metropolitan District No. 3, Limited General Obligation, Senior Lien
Series A, Insured: AGM
5.00%, due 12/1/22	50,000	50,061
Series A, Insured: AGM
5.00%, due 12/1/23	95,000	96,460
Series A, Insured: AGM
5.00%, due 12/1/25	155,000	161,343
Poudre Tech Metropolitan District, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/23	400,000	397,044
Insured: AGM
3.00%, due 12/1/24	400,000	393,254
Insured: AGM
3.00%, due 12/1/25	150,000	146,123
Insured: AGM
3.00%, due 12/1/27	170,000	161,953
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Revenue Bonds
3.00%, due 7/15/23	100,000	99,601
5.00%, due 7/15/24	300,000	301,762
5.00%, due 7/15/25	400,000	405,744
Saddle Rock Metropolitan District, Unlimited General Obligation
Insured: BAM
3.00%, due 12/1/22	75,000	74,984
Sand Creek Metropolitan District, Limited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/22	125,000	125,067
Triview Metropolitan District, Green Bond, Revenue Bonds
Insured: BAM
5.00%, due 12/1/22	210,000	210,305
Insured: BAM
5.00%, due 12/1/24	315,000	325,304
	Principal Amount	Value

Colorado (continued)
Triview Metropolitan District, Green Bond, Revenue Bonds (continued)
Insured: BAM
5.00%, due 12/1/25	$ 255,000	$ 266,648
Vauxmont Metropolitan District, Limited General Obligation
Insured: AGM
5.00%, due 12/15/22	100,000	100,169
		17,845,115
Connecticut 1.5%
City of Bridgeport CT, Unlimited General Obligation
Series A
5.00%, due 6/1/23	600,000	605,768
Series A
5.00%, due 6/1/24	865,000	885,598
City of Hartford CT, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/23	490,000	493,797
Series B, Insured: AGM State Guaranteed
5.00%, due 10/1/24	1,380,000	1,419,957
Series A, Insured: BAM State Guaranteed
5.00%, due 12/1/25	1,875,000	1,954,510
Series A, Insured: BAM State Guaranteed
5.00%, due 12/1/26	1,760,000	1,856,012
City of New Haven CT, Unlimited General Obligation
Series A
5.25%, due 8/1/25	155,000	161,136
City of West Haven CT, Unlimited General Obligation
Insured: BAM
4.00%, due 3/15/23	250,000	250,635
Insured: BAM
4.00%, due 3/15/24	380,000	383,126
Insured: BAM
4.00%, due 3/15/26	200,000	203,422
4.00%, due 9/15/26	255,000	257,579
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds
3.00%, due 11/15/25	800,000	791,636
5.00%, due 11/15/22 (b)	425,000	425,239
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Connecticut (continued)
Connecticut State Higher Education Supplement Loan Authority, Chesla Loan Program, Revenue Bonds (continued)
5.00%, due 11/15/23	$ 200,000	$ 203,267
5.00%, due 11/15/24	765,000	788,321
Series B
5.00%, due 11/15/24 (b)	255,000	261,406
5.00%, due 11/15/25 (b)	1,000,000	1,035,466
State of Connecticut, Unlimited General Obligation
Series A
0.508%, due 6/1/24	1,000,000	934,185
Series B
4.00%, due 3/1/24	100,000	100,262
Series A
5.00%, due 4/15/23	3,200,000	3,227,101
Series C
5.00%, due 6/15/23	1,500,000	1,517,159
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
5.00%, due 5/1/23	675,000	680,874
State of Connecticut, Transportation Infrastructure, Special Tax
Series D
5.00%, due 11/1/26	700,000	742,878
Town of Hamden CT, Unlimited General Obligation
Insured: BAM
4.00%, due 8/15/27	325,000	331,151
Town of Windham CT, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/15/27	825,000	848,301
		20,358,786
Delaware 0.1%
Delaware State Economic Development Authority, Newark Charter School, Inc. Project, Revenue Bonds
4.00%, due 9/1/24	370,000	367,478
4.00%, due 9/1/24	130,000	129,114
4.00%, due 9/1/25	105,000	103,779
4.00%, due 9/1/26	140,000	137,425
	Principal Amount	Value

Delaware (continued)
Delaware Transportation Authority, Revenue Bonds
5.00%, due 9/1/26	$ 1,150,000	$ 1,212,254
		1,950,050
District of Columbia 1.3%
District of Columbia, Gallery Place Project, Tax Allocation
5.00%, due 6/1/27	1,720,000	1,722,000
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
Series A
5.00%, due 6/1/42	2,000,000	2,002,769
Metropolitan Washington Airports Authority, Airport System, Revenue Bonds (b)
Series A
5.00%, due 10/1/24	445,000	455,063
5.00%, due 10/1/26	930,000	961,022
Series A
5.00%, due 10/1/27	1,000,000	1,015,348
Metropolitan Washington Airports Authority, Revenue Bonds (b)
Series A
5.00%, due 10/1/27	2,160,000	2,240,250
Series A
5.00%, due 10/1/28	1,020,000	1,058,248
Metropolitan Washington Airports Authority Aviation, Revenue Bonds (b)
Series A
5.00%, due 10/1/23	2,000,000	2,023,908
Series A
5.00%, due 10/1/24	2,230,000	2,280,428
Series A
5.00%, due 10/1/25	1,665,000	1,711,639
Series A
5.00%, due 10/1/27	2,700,000	2,800,312
		18,270,987
Florida 2.1%
Centre Lake Community Development District, Special Assessment
2.75%, due 5/1/27	235,000	210,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
City of Orlando FL, Tourist Development Tax, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 11/1/25	$ 1,095,000	$ 1,136,843
City of Tampa FL, H Lee Moffitt Cancer Center Project, Revenue Bonds
5.00%, due 7/1/23	75,000	75,669
5.00%, due 7/1/24	300,000	305,682
5.00%, due 7/1/25	425,000	437,597
County of Broward FL, Port Facilities, Revenue Bonds
Series D
5.00%, due 9/1/23 (b)	1,000,000	1,013,009
5.00%, due 9/1/24	500,000	511,033
5.00%, due 9/1/25	700,000	722,308
5.00%, due 9/1/26	835,000	868,641
5.00%, due 9/1/27	1,995,000	2,088,513
County of Monroe FL, Airport, Revenue Bonds (b)
Series 202
5.00%, due 10/1/26	200,000	205,869
Series 202
5.00%, due 10/1/27	200,000	206,533
Greater Orlando Aviation Authority, Airport Facilities, Revenue Bonds (b)
Series A
5.00%, due 10/1/23	290,000	293,545
Series A
5.00%, due 10/1/23	210,000	212,189
Series A
5.00%, due 10/1/23	8,895,000	8,990,935
Herons Glen Recreation District, Special Assessment
Insured: BAM
2.50%, due 5/1/23	230,000	227,846
Insured: BAM
2.50%, due 5/1/24	150,000	145,982
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds
Series A
5.00%, due 8/1/25	260,000	267,582
	Principal Amount	Value

Florida (continued)
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds (continued)
Series A
5.00%, due 8/1/26	$ 315,000	$ 327,114
Lakewood Ranch Stewardship District, Lakewood Center and NW Sector Projects, Special Assessment, Senior Lien
Insured: AGM
1.164%, due 5/1/23	540,000	530,039
Miami-Dade County Expressway Authority, Revenue Bonds
Series B
5.00%, due 7/1/25	265,000	270,707
Series B, Insured: BAM
5.00%, due 7/1/26	5,000,000	5,108,489
Orange County Health Facilities Authority, AdventHealth Obligated Group, Revenue Bonds
Series C
5.00%, due 11/15/52 (a)	2,340,000	2,448,526
St. Lucie County School Board, Certificate of Participation
Insured: AGM
3.00%, due 8/15/26	350,000	338,032
State of Florida, Right-of-Way Acquisition and Bridge Construction, Unlimited General Obligation
Series A
5.00%, due 7/1/27	1,075,000	1,152,813
University of North Florida Financing Corp. (The), Housing Project, Revenue Bonds
Insured: AGM
5.00%, due 11/1/22	1,000,000	1,000,000
		29,095,609
Georgia 0.7%
City of Dalton GA, Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/23	500,000	502,760
County of Paulding GA, Water & Sewerage, Revenue Bonds
5.00%, due 12/1/22	100,000	100,148
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 4/1/48 (a)	$ 2,500,000	$ 2,494,866
Series C
4.00%, due 3/1/50 (a)	2,625,000	2,520,584
Series A
5.00%, due 5/15/23	1,110,000	1,114,316
Municipal Electric Authority of Georgia, Combined Cycle Project, Revenue Bonds
Series A
3.00%, due 11/1/22	445,000	445,000
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
5.00%, due 1/1/23	350,000	350,768
5.00%, due 1/1/24	445,000	451,924
5.00%, due 1/1/25	90,000	92,202
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A
5.00%, due 1/1/26	970,000	1,000,677
Private Colleges & Universities Authority, Savannah College of Art & Design, Revenue Bonds
5.00%, due 4/1/24	65,000	66,350
Private Colleges & Universities Authority, Mercer University Project, Revenue Bonds
5.00%, due 10/1/26	625,000	652,747
		9,792,342
Guam 0.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds
Series B
3.133%, due 10/1/24	1,310,000	1,269,966
Series B
3.133%, due 10/1/24	630,000	601,349
Guam Government Waterworks Authority, Revenue Bonds
5.00%, due 7/1/24	400,000	404,997
Series A
5.00%, due 7/1/24	300,000	303,748
	Principal Amount	Value

Guam (continued)
Guam Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/25	$ 2,500,000	$ 2,563,106
		5,143,166
Hawaii 0.1%
State of Hawaii Airports System, Certificate of Participation
5.25%, due 8/1/24	250,000	252,899
5.25%, due 8/1/25	1,300,000	1,310,724
		1,563,623
Illinois 11.5%
Carol Stream Park District, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 11/1/25	450,000	456,284
Series C, Insured: BAM
4.00%, due 11/1/26	550,000	559,161
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/22	150,000	149,559
Series A, Insured: AGM
5.00%, due 12/1/23	4,650,000	4,715,063
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Insured: NATL-RE
(zero coupon), due 12/1/23	500,000	477,360
Series A, Insured: NATL-RE
(zero coupon), due 12/1/25	1,630,000	1,416,313
Chicago Midway International Airport, Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/27 (b)	1,040,000	1,046,441
Chicago O'Hare International Airport, Revenue Bonds, Senior Lien
Series D
1.168%, due 1/1/24	1,000,000	957,775
Series D
5.00%, due 1/1/24 (b)	150,000	151,906
Series D
5.00%, due 1/1/24	850,000	852,514
Series B
5.00%, due 1/1/26	1,250,000	1,300,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
5.00%, due 1/1/25 (b)	$ 835,000	$ 835,546
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series C
5.00%, due 1/1/25 (b)	1,000,000	1,018,629
Chicago Park District, Unlimited General Obligation
Series F-2
5.00%, due 1/1/25	400,000	407,286
Series F-2
5.00%, due 1/1/26	550,000	562,461
City of Berwyn IL, Unlimited General Obligation
Series A
5.00%, due 12/1/23	330,000	332,312
Series A
5.00%, due 12/1/24	820,000	826,937
Series A
5.00%, due 12/1/25	465,000	469,206
Series A
5.00%, due 12/1/26	705,000	712,134
City of Canton IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 12/1/22	635,000	634,266
Series A, Insured: BAM
3.00%, due 12/1/23	550,000	542,482
City of Chicago Heights IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/24	300,000	302,864
Insured: BAM
4.00%, due 12/1/25	300,000	304,143
Insured: BAM
4.00%, due 12/1/26	300,000	303,600
City of Chicago IL, Unlimited General Obligation
Series C
(zero coupon), due 1/1/25	2,255,000	2,057,153
Series C
5.00%, due 1/1/24	3,520,000	3,532,337
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Unlimited General Obligation (continued)
Series A
5.00%, due 1/1/26	$ 405,000	$ 405,834
5.25%, due 1/1/28	925,000	928,570
City of Chicago IL, Revenue Bonds, Second Lien
3.15%, due 11/1/24	475,000	467,390
City of Chicago IL, Wastewater Transmission, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/1/26	2,090,000	1,832,145
Series A, Insured: NATL-RE
(zero coupon), due 1/1/27	12,120,000	10,142,972
City of Chicago IL, Wastewater Transmission, Revenue Bonds, Second Lien
5.00%, due 1/1/24	150,000	152,420
5.00%, due 1/1/26	1,130,000	1,130,900
City of Chicago IL, Waterworks, Revenue Bonds, Second Lien
5.00%, due 11/1/22	500,000	500,000
5.00%, due 11/1/24	250,000	250,670
5.00%, due 11/1/25	155,000	158,029
Insured: BAM
5.00%, due 11/1/25	135,000	139,605
Insured: AGM-CR
5.00%, due 11/1/25	400,000	401,251
5.00%, due 11/1/26	410,000	417,638
City of Chicago IL, Neighbourhoods Alive 21 Program, Unlimited General Obligation
Series 2002B
5.00%, due 1/1/24	150,000	150,526
Series 2002B
5.00%, due 1/1/26	170,000	170,564
Series 2002B
5.25%, due 1/1/28	150,000	150,579
City of Country Club Hills IL, Unlimited General Obligation
Insured: BAM
3.00%, due 1/1/26	300,000	289,926
Insured: BAM
3.00%, due 1/1/27	250,000	238,653
City of Galesburg IL, Knox College Project, Revenue Bonds
Series B
1.588%, due 10/1/23	150,000	145,279
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Galesburg IL, Knox College Project, Revenue Bonds (continued)
Series A
5.00%, due 10/1/26	$ 175,000	$ 180,199
Series A
5.00%, due 10/1/27	175,000	180,795
City of Kankakee IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/24	750,000	753,630
City of Kankakee IL, Special Obligation, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 1/1/25	800,000	808,713
City of Monmouth IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/22	350,000	350,138
Series A, Insured: BAM
4.00%, due 12/1/23	365,000	366,662
Series A, Insured: BAM
4.00%, due 12/1/24	380,000	383,714
City of Rock Island IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	220,000	220,134
Insured: BAM
4.00%, due 12/1/25	175,000	177,366
City of Rock Island IL, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 12/1/22	275,000	275,167
City of Rockford IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/15/22	250,000	250,206
Insured: BAM
4.00%, due 12/15/23	560,000	563,543
Insured: BAM
4.00%, due 12/15/24	285,000	288,051
City of Rockford IL, Alternative Revenue Source, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/15/22	135,000	135,111
	Principal Amount	Value

Illinois (continued)
City of Rockford IL, Alternative Revenue Source, Unlimited General Obligation (continued)
Series A, Insured: AGM
4.00%, due 12/15/23	$ 140,000	$ 140,886
Series A, Insured: AGM
4.00%, due 12/15/24	290,000	293,342
City of Sterling IL, Unlimited General Obligation
Series B, Insured: BAM
0.40%, due 11/1/23	20,000	19,150
Series B, Insured: BAM
4.00%, due 11/1/25	100,000	101,539
Series B, Insured: BAM
4.00%, due 11/1/26	370,000	376,163
Series B, Insured: BAM
4.00%, due 11/1/29	285,000	289,386
City of Waukegan IL, Water & Sewer System, Revenue Bonds, First Lien
Insured: AGM
4.00%, due 12/30/23	100,000	100,540
Insured: AGM
4.00%, due 12/30/24	110,000	111,174
Insured: AGM
4.00%, due 12/30/25	150,000	152,225
City of Waukegan IL, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/30/23	250,000	251,349
Series A, Insured: BAM
4.00%, due 12/30/24	280,000	282,988
Series A, Insured: BAM
4.00%, due 12/30/26	300,000	305,045
Cook County Community Unit School District No. 401 Elmwood Park, Unlimited General Obligation
3.00%, due 12/1/22	500,000	499,883
Cook County School District No. 122 Ridgeland, Unlimited General Obligation
Series A
3.00%, due 12/1/22	950,000	949,778
Cook County School District No. 94, Unlimited General Obligation
Insured: BAM
5.00%, due 12/1/22	340,000	340,459
Insured: BAM
5.00%, due 12/1/23	555,000	563,060

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Cook County School District No. 94, Unlimited General Obligation (continued)
Insured: BAM
5.00%, due 12/1/24	$ 370,000	$ 379,479
Insured: BAM
5.00%, due 12/1/25	390,000	404,345
Cook County Township High School District No. 220 Reavis, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	760,000	763,620
Insured: BAM
5.00%, due 12/1/24	570,000	585,178
Cook County Township High School District No. 225, Unlimited General Obligation
5.00%, due 12/1/26	1,180,000	1,247,589
County of Sangamon IL, Limited General Obligation
Insured: BAM
5.00%, due 12/15/22	135,000	135,277
Insured: BAM
5.00%, due 12/15/25	230,000	240,209
Crawford Hospital District, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/23	265,000	265,277
Insured: AGM
4.00%, due 1/1/24	280,000	281,482
Insured: AGM
4.00%, due 1/1/25	285,000	287,926
Insured: AGM
4.00%, due 1/1/26	300,000	304,272
Darien-Woodridge Fire Protection District, Unlimited General Obligation
Insured: BAM
3.00%, due 12/30/22	75,000	74,927
Insured: BAM
3.00%, due 12/30/23	100,000	99,200
Insured: BAM
3.00%, due 12/30/25	100,000	97,783
Illinois Finance Authority, Regenct Park, Revenue Bonds
(zero coupon), due 7/15/25	11,295,000	10,216,669
	Principal Amount	Value

Illinois (continued)
Illinois Finance Authority, Learn Charter School Project, Revenue Bonds
4.00%, due 11/1/22	$ 125,000	$ 125,000
4.00%, due 11/1/23	135,000	134,595
4.00%, due 11/1/24	135,000	133,430
4.00%, due 11/1/25	210,000	206,034
4.00%, due 11/1/26	215,000	209,345
Illinois Finance Authority, OSF Healthcare System, Revenue Bonds
Series A
5.00%, due 5/15/23	400,000	403,248
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.00%, due 6/15/25	115,000	116,800
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 12/1/22	3,010,000	3,014,439
Illinois State University, Auxiliary Facilities System, Revenue Bonds
Insured: AGM
5.00%, due 4/1/24	2,360,000	2,404,104
Kane County School District No. 129 West Aurora, Unlimited General Obligation
Series C, Insured: BAM
5.00%, due 2/1/25	1,800,000	1,854,608
Kane County School District No. 131 Aurora East Side, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	580,000	580,324
Kankakee County School District No. 111 Kankakee, Limited General Obligation
Insured: BAM
4.00%, due 1/1/24	370,000	372,211
Insured: BAM
4.00%, due 1/1/25	390,000	393,942
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/25	685,000	692,663
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Knox & Warren Counties Community Unit School District No. 205 Galesburg, Unlimited General Obligation (continued)
Series B, Insured: BAM
4.00%, due 1/1/26	$ 640,000	$ 647,199
Series A, Insured: BAM
4.00%, due 12/1/26	680,000	688,417
La Salle County School District No. 141 Ottawa, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	370,000	370,177
Lake County Community Consolidated School District No. 3 Beach Park, Unlimited General Obligation
Insured: AGM
4.00%, due 2/1/24	405,000	407,176
Insured: AGM
4.00%, due 2/1/25	450,000	454,767
Lake County Consolidated High School District No. 120 Mundelein, Limited General Obligation
5.50%, due 12/1/25	250,000	263,546
5.50%, due 12/1/26	260,000	278,163
Macon & De Witt Counties Community Unit School District No. 2, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/25	385,000	388,747
Insured: AGM
4.00%, due 12/1/26	415,000	419,666
Insured: AGM
4.00%, due 12/1/27	350,000	354,559
Macon County School District No. 61 Decatur, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 1/1/24	750,000	755,250
Insured: AGM
4.00%, due 12/1/24	100,000	100,775
Insured: AGM
4.00%, due 12/1/27	1,020,000	1,021,565
	Principal Amount	Value

Illinois (continued)
Macoupin County Community Unit School District No. 1 Carlinville, Limited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/26	$ 750,000	$ 726,835
Madison-Macoupin Etc Counties Community College District No. 536, Revenue Bonds
Series A, Insured: BAM
4.00%, due 11/1/22	350,000	350,000
Madison-Macoupin Etc Counties Community College District No. 536, Lewis & Clark Community Project, Unlimited General Obligation
5.00%, due 11/1/22	420,000	420,000
McHenry & Kane Counties Community Consolidated School District No. 158 Huntley, Unlimited General Obligation
Insured: AGM-CR
(zero coupon), due 1/1/24	350,000	334,468
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 12/15/22	115,000	114,426
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 12/15/23	175,000	166,685
Montgomery & Macoupin Counties Community Unit School District No. 12 Litchfield, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 10/1/25	355,000	359,057
Series C, Insured: BAM
4.00%, due 10/1/26	380,000	384,904
Series C, Insured: BAM
4.00%, due 10/1/27	405,000	411,928
Series C, Insured: BAM
4.00%, due 10/1/28	430,000	435,396
Northern Illinois University, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/23	240,000	241,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Northern Illinois University, Revenue Bonds (continued)
Series B, Insured: BAM
5.00%, due 4/1/25	$ 850,000	$ 871,056
Public Building Commission of Chicago, Revenue Bonds
Insured: AMBAC
5.25%, due 3/1/24	1,000,000	1,018,900
Regional Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
6.00%, due 7/1/23	1,145,000	1,164,158
Rock Island County Metropolitan Airport Authority, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	1,185,000	1,185,498
Rock Island County School District No. 41 Rock Island, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/23	385,000	387,770
Saline County Community Unit School District No. 3 Harrisburg, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/26	765,000	741,371
Sangamon County School District No. 186 Springfield, Unlimited General Obligation
Series C, Insured: AGM
4.00%, due 6/1/24	1,000,000	1,006,262
Series C, Insured: AGM
4.00%, due 6/1/25	875,000	882,603
Series C, Insured: AGM
5.00%, due 6/1/26	910,000	947,052
Series C, Insured: AGM
5.00%, due 6/1/27	955,000	1,003,152
South Sangamon Water Commission, Alternative Revenue Source, Unlimited General Obligation
Insured: AGM
4.00%, due 1/1/23	165,000	165,061
Insured: AGM
4.00%, due 1/1/24	350,000	350,505
Insured: AGM
4.00%, due 1/1/25	250,000	250,457
	Principal Amount	Value

Illinois (continued)
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/26	$ 1,175,000	$ 1,205,742
Stark Knox Marshall Henry & Peoria Counties Community Unit School Dist No. 100, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/26	260,000	264,106
State of Illinois, Unlimited General Obligation
5.00%, due 7/1/23	400,000	402,526
Series A
5.00%, due 10/1/23	200,000	201,530
Series A
5.00%, due 10/1/24	200,000	201,788
Series D
5.00%, due 11/1/24	10,000,000	10,088,776
Series D
5.00%, due 11/1/25	5,000,000	5,040,072
Series A
5.00%, due 12/1/26	1,980,000	1,994,074
Series A
5.00%, due 3/1/27	525,000	528,415
Series D
5.00%, due 11/1/27	2,175,000	2,183,559
Series A
5.00%, due 3/1/29	3,745,000	3,751,184
Series C
5.00%, due 11/1/29	5,920,000	5,925,146
Series B
5.15%, due 1/1/24	500,000	499,436
Series A
5.25%, due 10/1/23	10,000,000	10,004,260
State of Illinois, Unlimited General Obligation, First Series
Insured: NATL-RE
6.00%, due 11/1/26	4,115,000	4,276,334
Village of Antioch IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/27	875,000	892,788
Village of Brookfield IL, Unlimited General Obligation
Insured: BAM
4.00%, due 3/1/23	270,000	270,657
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Village of Franklin Park IL, Revenue Bonds
Series A, Insured: BAM
3.00%, due 10/1/25	$ 280,000	$ 273,817
Insured: BAM
5.00%, due 4/1/23	10,000	10,067
Village of McCook IL, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 12/1/23	230,000	231,411
Village of Park Forest IL, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 1/1/26	500,000	507,025
Insured: BAM
4.00%, due 1/1/27	525,000	533,181
Village of Sauk Village IL, Unlimited General Obligation
Series C, Insured: BAM
4.00%, due 12/1/22	100,000	100,040
Series C, Insured: BAM
4.00%, due 12/1/23	1,030,000	1,034,689
Village of Stone Park IL, Unlimited General Obligation
Series B, Insured: BAM
4.00%, due 2/1/24	135,000	135,693
Series B, Insured: BAM
4.00%, due 2/1/25	150,000	151,244
Village of Westchester IL, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/26	290,000	295,242
West Chicago Park District, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 12/1/23	225,000	223,515
Series B, Insured: BAM
3.00%, due 12/1/24	485,000	478,095
Series B, Insured: BAM
3.00%, due 12/1/25	520,000	507,849
Western Illinois University, Revenue Bonds
Insured: BAM
4.00%, due 4/1/26	1,340,000	1,348,030
Insured: BAM
4.00%, due 4/1/27	1,400,000	1,404,882
	Principal Amount	Value

Illinois (continued)
White Oak Library District, Unlimited General Obligation
5.00%, due 1/1/23	$ 430,000	$ 431,214
Will County Community High School District No. 210 Lincoln-Way, Unlimited General Obligation
Insured: AGM
(zero coupon), due 1/1/25	685,000	627,954
Will County Community Unit School District No. 201-U, Crete-Monee, Limited General Obligation
Series E, Insured: AGM
5.00%, due 1/1/24	275,000	279,783
Series E, Insured: AGM
5.00%, due 1/1/25	340,000	350,173
Woodford Lasalle Livingston Etc Counties Community Unit Sch Dist No. 6 Fieldcrest, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 12/1/25	200,000	202,587
Series A, Insured: BAM
4.00%, due 12/1/26	175,000	177,431
Series A, Insured: BAM
4.00%, due 12/1/26	330,000	334,585
Series A, Insured: BAM
4.00%, due 12/1/27	285,000	289,637
Series A, Insured: BAM
4.00%, due 12/1/27	400,000	406,508
		156,865,317
Indiana 1.5%
Center Grove Community School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 7/1/23 (e)	2,830,000	2,846,972
City of Evansville IN, Medical School Project, Tax Allocation
Series A, Insured: BAM
5.00%, due 2/1/23	535,000	537,274
City of Goshen IN, Sewage Works, Revenue Bonds
Insured: AGM
3.00%, due 1/1/23	185,000	184,886
Greater Clark Building Corp., Revenue Bonds
Insured: State Intercept
5.00%, due 7/15/24	225,000	230,810

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Indiana (continued)
Greater Clark Building Corp., Revenue Bonds (continued)
Insured: State Intercept
5.00%, due 1/15/25	$ 325,000	$ 334,399
Insured: State Intercept
5.00%, due 7/15/25	475,000	491,364
Insured: State Intercept
5.00%, due 1/15/26	655,000	680,939
Insured: State Intercept
5.00%, due 7/15/26	1,190,000	1,243,645
Greater Jasper School Building Corp., Indiana Ad Valorem Property Tax, 1st Mortgage, Revenue Bonds
Insured: State Intercept
5.00%, due 1/15/27	100,000	105,117
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds
Series A
1.40%, due 8/1/29 (a)	4,095,000	3,279,034
Indiana Finance Authority, BHI Senior Living, Inc., Revenue Bonds
Series B
2.45%, due 11/15/25	355,000	319,411
Series B
2.52%, due 11/15/26	515,000	453,583
Series B
2.92%, due 11/15/27	655,000	568,186
Indiana Finance Authority, University Health, Revenue Bonds
Series A
5.00%, due 12/1/22	250,000	250,344
Indiana Finance Authority, Marian University Project, Revenue Bonds
Series A
5.00%, due 9/15/23	75,000	75,568
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (b)
Series D
5.00%, due 1/1/26	2,495,000	2,555,242
Series D
5.00%, due 1/1/29	1,480,000	1,489,051
Muncie Sanitary District, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/25	975,000	988,860
Series A, Insured: AGM
5.00%, due 1/1/26	215,000	223,748
	Principal Amount	Value

Indiana (continued)
Muncie Sanitary District, Revenue Bonds (continued)
Series A, Insured: AGM
5.00%, due 7/1/26	$ 525,000	$ 549,367
Terre Haute Sanitary District, Revenue Bonds
Series A, Insured: BAM
3.00%, due 1/1/23	320,000	319,699
Series A, Insured: BAM
3.00%, due 7/1/23	390,000	388,438
Series A, Insured: BAM
3.00%, due 1/1/24	350,000	347,254
Series A, Insured: BAM
3.00%, due 7/1/24	385,000	379,829
Series A, Insured: BAM
3.00%, due 7/1/25	290,000	282,981
Series A, Insured: BAM
3.00%, due 7/1/26	280,000	269,671
Wayne Township Metropolitan School District, Limited General Obligation
Insured: State Intercept
4.00%, due 1/15/23	1,035,000	1,036,230
		20,431,902
Iowa 1.5%
Cedar Falls Community School District, Unlimited General Obligation
Insured: AGM
4.00%, due 6/1/24	2,440,000	2,464,264
Insured: AGM
4.00%, due 6/1/25	2,540,000	2,576,465
City of Coralville IA, Unlimited General Obligation
Series C
4.00%, due 5/1/26	645,000	645,182
Series C
4.00%, due 5/1/28	500,000	498,858
City of New Hampton IA, Electric, Revenue Bonds
Insured: BAM
3.00%, due 6/1/23	140,000	139,560
Insured: BAM
3.00%, due 6/1/24	140,000	138,600
City of Orange IA, Water, Revenue Bonds
Series B, Insured: AGM
5.00%, due 6/1/23	250,000	252,389
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Iowa (continued)
City of Orange IA, Water, Revenue Bonds (continued)
Series B, Insured: AGM
5.00%, due 6/1/25	$ 390,000	$ 404,345
Series B, Insured: AGM
5.00%, due 6/1/27	425,000	450,095
Collins-Maxwell Community School District Sales Services & Use Tax, Revenue Bonds
Insured: BAM
4.00%, due 6/1/27	195,000	199,505
Insured: BAM
4.00%, due 6/1/28	205,000	210,482
Insured: BAM
4.00%, due 6/1/29	215,000	221,429
Iowa Finance Authority, Renewable Natural Gas Project, Green Bond, Revenue Bonds
1.50%, due 1/1/42 (a)(b)	2,000,000	1,936,442
Iowa Higher Education Loan Authority, University of Dubuque Project, Revenue Bonds
4.00%, due 10/1/26	200,000	197,794
4.00%, due 10/1/27	200,000	196,706
Iowa Higher Education Loan Authority, Des Moines University Project, Revenue Bonds
5.00%, due 10/1/23	515,000	519,308
5.00%, due 10/1/24	550,000	557,965
5.00%, due 10/1/25	570,000	582,344
Iowa Student Loan Liquidity Corp., Revenue Bonds
Series A
5.00%, due 12/1/24 (b)	275,000	279,837
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	7,940,000	7,934,734
Waterloo Community School District Infrastructure Sales Services & Use Tax, Revenue Bonds
Insured: AGM
4.00%, due 7/1/25	400,000	405,584
Insured: AGM
4.00%, due 7/1/26	100,000	101,662
		20,913,550
	Principal Amount	Value

Kansas 0.2%
Chisholm Creek Utility Authority, Revenue Bonds
Insured: AMBAC
5.25%, due 9/1/23	$ 1,165,000	$ 1,178,690
Franklin County Unified School District No. 287 West Franklin, Unlimited General Obligation
Insured: AGM
5.00%, due 9/1/23	305,000	309,294
Kansas Development Finance Authority, Pittsburg State University, Revenue Bonds
Series E, Insured: BAM
5.00%, due 2/1/25	715,000	737,629
		2,225,613
Kentucky 1.2%
City of Columbia KY, Lindsey Wilson College, Inc., Revenue Bonds
4.00%, due 12/1/22	175,000	175,012
4.00%, due 12/1/24	465,000	464,275
4.00%, due 12/1/26	500,000	494,771
City of Somerset KY, Unlimited General Obligation
Insured: AGM
4.00%, due 6/1/26	200,000	202,564
Insured: AGM
4.00%, due 6/1/27	530,000	537,438
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Revenue Bonds, Senior Lien
5.00%, due 7/1/26	3,450,000	3,477,950
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds
Series C
4.00%, due 8/1/23	390,000	387,909
Series A
4.00%, due 4/1/48 (a)	6,500,000	6,421,804
Kentucky State Property & Building Commission, Project No. 124, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/27	1,500,000	1,589,847

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky State University, Kentucky State University Project, Certificate of Participation
Insured: BAM
5.00%, due 11/1/26	$ 220,000	$ 231,372
Insured: BAM
5.00%, due 11/1/27	200,000	212,543
Murray Electric Plant Board, Revenue Bonds
Series B, Insured: AGM
4.00%, due 12/1/22	230,000	230,119
Paducah Electric Plant Board, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/24	600,000	617,597
Rural Water Financing Agency, Public Projects, Revenue Notes
Series A
0.40%, due 5/1/23	2,000,000	1,963,927
		17,007,128
Louisiana 2.2%
Cameron Parish School District No. 15, Unlimited General Obligation
5.00%, due 10/1/24	340,000	347,121
5.00%, due 10/1/25	220,000	226,774
5.00%, due 10/1/26	230,000	238,768
City of Shreveport LA, Water & Sewer, Revenue Bonds
Series B, Insured: BAM
5.00%, due 12/1/26	210,000	222,356
Louisiana Local Government Environmental Facilities & Community Development Authority, City of Crowley Louisiana Project, Revenue Bonds
Insured: BAM
4.00%, due 10/1/23	515,000	517,632
Insured: BAM
4.00%, due 10/1/24	535,000	541,060
	Principal Amount	Value

Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, University Facilities, Inc. Project, Revenue Bonds
Insured: AGM
4.00%, due 10/1/24	$ 395,000	$ 398,597
Insured: AGM
4.00%, due 10/1/25	305,000	308,750
Louisiana Local Government Environmental Facilities & Community Development Authority, Innovative Student Facilities, Inc. Project, Revenue Bonds
Insured: BAM
5.00%, due 10/1/23	230,000	233,497
Insured: BAM
5.00%, due 10/1/24	225,000	231,388
Insured: BAM
5.00%, due 10/1/25	250,000	260,287
Louisiana Local Government Environmental Facilities & Community Development Authority, Ragin Cajun Facilities, Inc., Revenue Bonds
Insured: AGM
5.00%, due 10/1/24	1,770,000	1,812,329
Louisiana Public Facilities Authority, Loyola University Project, Revenue Bonds
5.00%, due 10/1/26	165,000	167,637
Louisiana Stadium & Exposition District, Revenue Notes
Series A
1.872%, due 7/3/23 (c)	7,000,000	6,830,491
Louisiana Stadium & Exposition District, Revenue Bonds
4.00%, due 7/3/23	6,150,000	6,146,833
5.00%, due 7/3/23	10,500,000	10,513,826
Louisiana Stadium & Exposition District, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/23	800,000	807,922
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana (continued)
Rapides Parish Recreation District Ward No. 9, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	$ 120,000	$ 119,742
Insured: AGM
3.00%, due 3/1/24	130,000	128,797
Insured: AGM
3.00%, due 3/1/25	150,000	147,603
		30,201,410
Maine 0.2%
Finance Authority of Maine, Supplemental Education Loan Program, Revenue Bonds (b)
Insured: AGM
5.00%, due 12/1/22	500,000	500,656
Insured: AGM
5.00%, due 12/1/23	545,000	552,915
Insured: AGM
5.00%, due 12/1/24	520,000	531,751
Insured: AGM
5.00%, due 12/1/25	475,000	488,984
		2,074,306
Maryland 1.6%
Maryland Economic Development Corp., Terminal Project, Revenue Bonds
3.40%, due 6/1/23	750,000	740,777
Series B
3.60%, due 6/1/23	3,925,000	3,881,151
3.70%, due 6/1/25	1,000,000	952,593
Maryland Economic Development Corp., University of Maryland, College Park Projects, Revenue Bonds
Insured: AGM
4.00%, due 6/1/25	300,000	303,178
Maryland Health & Higher Educational Facilities Authority, Johns Hopkins University Issue, Revenue Bonds
Series B
5.00%, due 7/1/23	345,000	349,053
	Principal Amount	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Stevenson University, Inc. Project, Revenue Bonds
5.00%, due 6/1/28	$ 200,000	$ 204,301
5.00%, due 6/1/30	350,000	356,605
State of Maryland, Unlimited General Obligation
Series C
0.41%, due 8/1/23	8,800,000	8,540,208
State of Maryland, Unlimited General Obligation, Second Series
Series A
5.00%, due 8/1/25	6,700,000	7,007,512
		22,335,378
Massachusetts 0.4%
City of Fall River MA, Qualified Municipal Purpose Loan, Limited General Obligation
Insured: State Aid Withholding
5.00%, due 12/1/26	350,000	371,965
Insured: State Aid Withholding
5.00%, due 12/1/27	315,000	338,196
Massachusetts Development Finance Agency, South Shore Hospital Issue, Revenue Bonds
Series I
5.00%, due 7/1/23	555,000	559,658
Massachusetts Educational Financing Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 7/1/25 (b)	100,000	102,175
Massachusetts Educational Financing Authority, Revenue Bonds
5.00%, due 1/1/27 (b)	3,000,000	3,041,602
Massachusetts State College Building Authority, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 5/1/23	145,000	142,672
Southfield Redevelopment Authority, Revenue Bonds
Series A, Insured: BAM
6.00%, due 8/15/24	455,000	475,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Southfield Redevelopment Authority, Revenue Bonds (continued)
Series A, Insured: BAM
6.00%, due 8/15/25	$ 455,000	$ 483,436
		5,515,600
Michigan 1.4%
Allen Park Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 5/1/24	630,000	644,375
Allendale Public School District, Unlimited General Obligation
Insured: Q-SBLF
5.00%, due 11/1/22	525,000	525,000
City of Manistee MI, Limited General Obligation
Insured: AGM
3.00%, due 10/1/24	200,000	197,373
Insured: AGM
3.00%, due 10/1/25	170,000	166,649
City of Port Huron MI, Water Supply System, Revenue Bonds
Insured: AGM
4.00%, due 10/1/24	200,000	201,895
Insured: AGM
4.00%, due 10/1/25	210,000	214,325
City of Saginaw MI, Water Supply System, Revenue Bonds
Insured: AGM
4.00%, due 7/1/27	905,000	921,765
City of Taylor MI, Michigan Transportation, Limited General Obligation
Insured: BAM
4.00%, due 3/1/28	900,000	911,991
County of Genesee MI, Revenue Bonds
Series A, Insured: BAM
3.00%, due 6/1/23	150,000	149,373
Series A, Insured: BAM
3.00%, due 6/1/24	160,000	157,083
Fitzgerald Public School District, Unlimited General Obligation
Insured: BAM
4.00%, due 5/1/24	870,000	877,132
	Principal Amount	Value

Michigan (continued)
Flint Public Library, Unlimited General Obligation
Insured: AGM
3.00%, due 5/1/26	$ 10,000	$ 9,811
Jackson County Intermediate School District, School Building and Site Bonds, Limited General Obligation
Insured: AGM
5.00%, due 5/1/27	275,000	291,459
Lake Superior State University, Revenue Bonds
Insured: AGM
4.00%, due 11/15/25	760,000	764,022
Insured: AGM
4.00%, due 11/15/27	815,000	815,442
Michigan Finance Authority, Revenue Bonds, Senior Lien
Series A-1
2.326%, due 6/1/30	3,982,286	3,565,702
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/23	610,000	610,228
Michigan Finance Authority, Energy Conservation Local Project, Revenue Bonds
Series B
4.00%, due 6/15/23	240,000	241,066
Series B
4.00%, due 6/15/24	270,000	272,782
Series B
4.00%, due 6/15/25	200,000	202,154
Series B
4.00%, due 6/15/26	385,000	390,198
Michigan Finance Authority, County of Wayne Criminal Center Justice Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/22	500,000	500,000
Michigan Finance Authority, Student Loan Program, Revenue Bonds
Series 25-A
5.00%, due 11/1/22 (b)	1,775,000	1,775,000
Michigan Finance Authority, Kettering University Project, Revenue Bonds
5.00%, due 9/1/24	200,000	203,738
5.00%, due 9/1/27	550,000	570,387
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority, Kettering University Project, Revenue Bonds (continued)
5.00%, due 9/1/28	$ 500,000	$ 521,431
Michigan Strategic Fund, State of Michigan Department of Technology Management & Budget, Revenue Bonds
5.00%, due 3/1/27	1,000,000	1,033,659
South Huron Valley Utility Authority, Revenue Bonds
Insured: BAM
3.00%, due 5/1/23	480,000	479,064
Insured: BAM
4.00%, due 5/1/24	500,000	504,900
Insured: BAM
4.00%, due 5/1/25	515,000	519,868
Universal Academy, Michigan Public School Academy, Revenue Bonds
2.00%, due 12/1/26	425,000	395,108
		18,632,980
Minnesota 0.6%
Kenyon Wanamingo Independent School District No. 2172, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/23	830,000	829,062
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds
Series B
5.00%, due 1/1/23	200,000	200,532
Minnesota Office of Higher Education, Supplemental Student Loan Program, Revenue Bonds
5.00%, due 11/1/24 (b)	590,000	601,714
Rochester Independent School District No. 535, Unlimited General Obligation
Insured: SD CRED PROG
4.00%, due 2/1/29	3,000,000	3,087,008
Southern Minnesota Municipal Power Agency, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 1/1/25	2,250,000	2,074,475
	Principal Amount	Value

Minnesota (continued)
State of Minnesota, Unlimited General Obligation
Series B
5.00%, due 8/1/28	$ 1,540,000	$ 1,675,819
		8,468,610
Mississippi 0.3%
City of Jackson MS, Unlimited General Obligation
5.00%, due 3/1/23	325,000	326,740
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds
4.00%, due 3/1/24	330,000	332,431
Mississippi Development Bank, Madison County Highway Project, Revenue Bonds
Series C
5.00%, due 1/1/26	2,210,000	2,306,650
Mississippi Development Bank, Municipal Energy Agency of Mississippi Power Supply Refunding Project, Revenue Bonds
Insured: AGM
5.00%, due 3/1/27	300,000	311,666
West Rankin Utility Authority, Revenue Bonds
Insured: AGM
5.00%, due 1/1/26	435,000	450,866
		3,728,353
Missouri 0.4%
City of Kansas City MO, Main Streetcar Extension Project, Revenue Bonds
Series C
5.00%, due 9/1/24	1,000,000	1,029,936
Series C
5.00%, due 9/1/27	1,000,000	1,061,789
Series C
5.00%, due 9/1/28	675,000	723,047
City of St Louis MO, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 2/15/30	400,000	417,596

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Lake Regional Health System, Revenue Bonds
5.00%, due 2/15/27	$ 250,000	$ 256,424
5.00%, due 2/15/28	260,000	267,855
Kansas City Municipal Assistance Corp., Capital Appreciation, Revenue Bonds
Insured: AGC-ICC AMBAC
(zero coupon), due 4/15/23	880,000	867,022
Lincoln University, Auxiliary System, Revenue Bonds
Insured: AGM
5.00%, due 6/1/23	320,000	323,076
		4,946,745
Montana 0.1%
Gallatin County School District No. 72 Ophir, Unlimited General Obligation
4.00%, due 7/1/26	750,000	761,356
State of Montana, Unlimited General Obligation
Series C
5.00%, due 8/1/24	440,000	453,371
		1,214,727
Nebraska 0.3%
Ashland-Greenwood Public Schools, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/23	100,000	100,797
Insured: AGM
4.00%, due 12/15/24	100,000	101,357
Insured: AGM
4.00%, due 12/15/25	100,000	101,594
Insured: AGM
4.00%, due 12/15/26	135,000	137,407
Central Plains Energy Project, Revenue Bonds
2.50%, due 12/1/49 (a)	1,550,000	1,468,091
Cheyenne County School District No. 1, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 12/15/22	585,000	585,540
Series B, Insured: AGM
4.00%, due 12/15/23	650,000	654,896
	Principal Amount	Value

Nebraska (continued)
Lincoln Airport Authority, Revenue Bonds
5.00%, due 7/1/23	$ 55,000	$ 55,526
5.00%, due 7/1/26	790,000	812,722
Omaha Airport Authority, Revenue Bonds
Series A
5.00%, due 12/15/22 (b)	620,000	620,939
		4,638,869
Nevada 0.6%
Clark County School District, Limited General Obligation
Series A, Insured: AGM
3.00%, due 6/15/23	650,000	648,444
Series A, Insured: AGM
3.00%, due 6/15/24	650,000	644,068
Series A, Insured: AGM
5.00%, due 6/15/25	3,780,000	3,928,627
Series D
5.00%, due 6/15/27	275,000	275,554
Las Vegas Convention & Visitors Authority, Revenue Bonds
Series B
5.00%, due 7/1/23	150,000	151,436
5.00%, due 7/1/26	2,000,000	2,092,825
Series B
5.00%, due 7/1/29	290,000	308,502
Washoe County School District, School Improvement Bonds, Limited General Obligation
Series A
5.00%, due 10/1/23	535,000	543,569
		8,593,025
New Hampshire 0.0% ‡
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
5.00%, due 1/1/23 (b)	600,000	601,525
New Jersey 4.5%
Atlantic City Board of Education, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 4/1/24	325,000	327,753
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Buena Regional School District, County of Atlantic, New Jersey School Energy Savings, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/24	$ 220,000	$ 226,119
City of Bridgeton NJ, General Improvement and Water\Sewer Utility Bonds, Unlimited General Obligation
Insured: BAM
3.00%, due 3/1/27	390,000	374,580
Insured: BAM
3.00%, due 3/1/28	855,000	811,455
City of Millville NJ, Unlimited General Obligation
Insured: AGM
3.00%, due 11/1/23	250,000	249,509
City of Newark NJ, Unlimited General Obligation
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/24	1,000,000	1,023,729
Series B, Insured: AGM SCH BD RES FD
5.00%, due 10/1/24	1,150,000	1,177,288
Series C, Insured: AGM State Aid Withholding
5.00%, due 10/1/24	145,000	148,441
Series A, Insured: AGM State Aid Withholding
5.00%, due 10/1/25	1,400,000	1,451,313
City of Perth Amboy NJ, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/23	735,000	743,489
Insured: AGM
5.00%, due 7/1/24	760,000	780,455
City of Union City NJ, Unlimited General Obligation
Insured: AGM State Aid Withholding
0.05%, due 8/1/24	1,210,000	1,106,601
Insured: AGM State Aid Withholding
2.25%, due 8/1/25	910,000	858,097
	Principal Amount	Value

New Jersey (continued)
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds (c)
2.37%, due 8/1/23	$ 500,000	$ 485,803
2.72%, due 8/1/24	500,000	469,633
3.00%, due 8/1/25	700,000	638,995
4.00%, due 7/15/24	200,000	198,068
4.00%, due 7/15/26	385,000	375,855
Garden State Preservation Trust, Revenue Bonds
Series B, Insured: AGM
(zero coupon), due 11/1/22	140,000	140,000
Series A
5.00%, due 11/1/22	1,200,000	1,200,000
Garden State Preservation Trust, Capital Appreciation, Revenue Bonds
Series B, Insured: AGM
(zero coupon), due 11/1/23	175,000	169,097
Greater Egg Harbor Regional High School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
5.00%, due 2/1/23	650,000	652,665
Manchester Township Board of Education, Unlimited General Obligation
Insured: BAM SCH BD RES FD
4.00%, due 3/1/23	355,000	355,700
Morris-Union Jointure Commission, Certificate of Participation
Insured: AGM
5.00%, due 8/1/26	420,000	424,660
New Jersey Economic Development Authority, New Jersey-American Water Co., Inc., Revenue Bonds
Series E
0.85%, due 12/1/25 (b)	1,550,000	1,375,171
New Jersey Economic Development Authority, Facilities Construction, Revenue Bonds
Series FFF
5.00%, due 6/15/23	750,000	756,091
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series QQQ
5.00%, due 6/15/23	220,000	221,787

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds (continued)
Series QQQ
5.00%, due 6/15/24	$ 300,000	$ 305,925
New Jersey Economic Development Authority, New Jersey Transit Corp., Revenue Bonds
Series B
5.00%, due 11/1/25	4,035,000	4,155,654
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	275,000	285,158
New Jersey Economic Development Authority, School Facility Surcharge, Revenue Bonds
Series N-1, Insured: NATL-RE
5.50%, due 9/1/23	1,500,000	1,522,016
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/25	2,825,000	2,915,245
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 12/1/25 (b)	250,000	255,685
New Jersey Housing & Mortgage Finance Agency, Amity Heights Apartments, Revenue Bonds
Series A, Insured: HUD Sector 8
3.50%, due 7/1/25 (a)	10,067,000	9,939,997
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/24	560,000	514,182
Insured: AMBAC
(zero coupon), due 12/15/26	1,000,000	842,224
Series A
5.00%, due 6/15/24	1,100,000	1,121,725
	Principal Amount	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds (continued)
Series D
5.00%, due 12/15/24	$ 960,000	$ 981,079
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation System, Revenue Bonds
Series A
(zero coupon), due 12/15/25	390,000	342,943
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Revenue Bonds
Series C, Insured: AGC-ICC AMBAC
(zero coupon), due 12/15/25	410,000	361,634
New Jersey Transportation Trust Fund Authority, Highway Reimbursement Notes, Revenue Bonds
5.00%, due 6/15/23	355,000	357,970
Series A1
5.00%, due 6/15/25	1,360,000	1,399,022
Series A
5.00%, due 6/15/30	4,110,000	4,221,594
5.00%, due 6/15/31	500,000	512,194
Newark Board of Education, School Energy Saving, Unlimited General Obligation
Insured: BAM SCH BD RES FD
5.00%, due 7/15/26	775,000	813,497
Insured: BAM SCH BD RES FD
5.00%, due 7/15/28	750,000	801,232
Insured: BAM SCH BD RES FD
5.00%, due 7/15/29	1,350,000	1,454,985
Passaic Valley Sewerage Commission, Revenue Bonds
Series H, Insured: AGM
5.00%, due 12/1/23	2,190,000	2,226,467
Plumsted Township School District, Unlimited General Obligation
Insured: AGM SCH BD RES FD
4.00%, due 7/15/23	440,000	442,179
Salem County Improvement Authority, Finlaw State Office Building Project, Revenue Bonds
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/27	505,000	505,736
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
Salem County Improvement Authority, Finlaw State Office Building Project, Revenue Bonds (continued)
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/28	$ 400,000	$ 398,340
Insured: AGM MUN GOVT GTD
4.00%, due 8/15/29	300,000	297,711
South Jersey Transportation Authority, Revenue Bonds
Series A
5.00%, due 11/1/27	500,000	506,564
Series A
5.00%, due 11/1/28	750,000	759,564
Series A
5.00%, due 11/1/29	1,200,000	1,214,659
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/24	250,000	255,953
State of New Jersey, Unlimited General Obligation
5.00%, due 6/1/27	2,910,000	3,086,876
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/23	1,000,000	1,007,047
Township of Irvington NJ, Unlimited General Obligation
Insured: BAM
3.00%, due 6/1/25	200,000	196,182
		60,743,593
New Mexico 0.2%
Albuquerque Municipal School District No. 12, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/1/23	1,165,000	1,179,781
County of Colfax NM, Tax Receipts, Revenue Bonds
Insured: BAM
3.00%, due 8/1/23	270,000	267,983
Insured: BAM
3.00%, due 8/1/24	280,000	275,321
Village of Los Ranchos de Albuquerque NM, Albuquerque Academy Project, Revenue Bonds
4.00%, due 9/1/23	135,000	135,276
	Principal Amount	Value

New Mexico (continued)
Village of Los Ranchos de Albuquerque NM, Albuquerque Academy Project, Revenue Bonds (continued)
4.00%, due 9/1/24	$ 100,000	$ 100,348
4.00%, due 9/1/25	150,000	150,696
5.00%, due 9/1/26	170,000	176,972
		2,286,377
New York 5.3%
Albany County Airport Authority, Revenue Bonds
Series B
5.00%, due 12/15/22 (b)	250,000	250,348
Series B
5.00%, due 12/15/23 (b)	200,000	202,452
Series A
5.00%, due 12/15/24	60,000	62,022
Series A
5.00%, due 12/15/24	480,000	494,286
Amherst Development Corp., UBF Faculty-Student Housing Corp., Revenue Bonds
Insured: BAM
5.00%, due 10/1/26	340,000	356,862
Camden Central School District, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 3/15/23	635,000	636,729
Insured: BAM State Aid Withholding
4.00%, due 3/15/25	765,000	774,170
City of Elmira City NY, Public Improvement, Limited General Obligation
Insured: AGM
4.00%, due 5/1/28	355,000	361,345
Insured: AGM
4.00%, due 5/1/29	140,000	142,580
City of Long Beach NY, Limited General Obligation
Series B
5.25%, due 7/15/26	300,000	311,045
Series B
5.50%, due 7/15/24	200,000	205,034
Series B
5.50%, due 7/15/25	125,000	129,433

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York NY, Unlimited General Obligation
Series B-1
4.00%, due 10/1/24	$ 300,000	$ 304,010
City of Olean NY, Limited General Obligation
Insured: AGM
4.00%, due 8/1/25	415,000	420,613
County of Rockland NY, Public Improvement, Limited General Obligation
Series C, Insured: AGM
4.00%, due 5/1/23	2,000,000	2,008,699
County of Suffolk NY, Limited General Obligation
Series C, Insured: BAM
5.00%, due 2/1/23	495,000	497,079
County of Suffolk NY, Public Improvement, Limited General Obligation
Series A, Insured: AGM
5.00%, due 6/1/26	635,000	666,717
Genesee Valley Central School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
5.00%, due 6/15/29	1,540,000	1,663,298
Insured: AGM State Aid Withholding
5.00%, due 6/15/30	1,565,000	1,701,937
Long Island Power Authority, Electric System, Revenue Bonds
Series A, Insured: AGM
(zero coupon), due 6/1/23	160,000	156,944
Metropolitan Transportation Authority, Revenue Bonds
Series A
4.00%, due 11/15/26	225,000	229,849
Series A-1
5.00%, due 2/1/23	250,000	250,850
Series A
5.00%, due 11/15/26	1,225,000	1,226,214
Series D
5.00%, due 11/15/26	2,500,000	2,501,317
Series B, Insured: AMBAC
5.25%, due 11/15/24	7,695,000	7,907,787
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series B
5.00%, due 11/15/23	$ 1,245,000	$ 1,261,529
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
5.00%, due 12/1/23	700,000	710,017
Mount Vernon City School District, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/15/26	1,040,000	1,089,688
New York City Industrial Development Agency, Yankee Stadium Project, Revenue Bonds
Insured: NATL-RE
9.123%, due 3/1/24 (f)	500,000	501,323
New York State Dormitory Authority, Interagency Coumcil Pooled Loan Program, Revenue Bonds
4.00%, due 7/1/23	430,000	431,661
New York State Dormitory Authority, St Joseph's College, Revenue Bonds
Series A
5.00%, due 7/1/23	880,000	884,966
New York State Dormitory Authority, Revenue Bonds
Series A, Insured: State Aid Withholding
5.00%, due 10/1/23	4,150,000	4,214,591
New York State Dormitory Authority, Montefiore Obligated Group, Revenue Bonds
5.00%, due 8/1/25	1,535,000	1,542,759
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series E
5.00%, due 2/15/26	2,400,000	2,492,222
New York State Energy Research & Development Authority, Green Bond, Revenue Bonds
Series A
3.745%, due 4/1/24	1,100,000	1,078,196
Series A
3.845%, due 4/1/25	1,100,000	1,062,943
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series B
3.32%, due 3/15/29	$ 3,000,000	$ 2,708,957
New York Transportation Development Corp., Delta Air Lines, Inc. Laguardia Airport Terminals C&D Redevelopment Project, Revenue Bonds
5.00%, due 1/1/23 (b)	4,335,000	4,336,056
New York Transportation Development Corp., Terminal One Group Association LP, Revenue Bonds
5.00%, due 1/1/23 (b)	2,150,000	2,152,576
New York Transportation Development Corp., John F. kennedy International Airport Project, Revenue Bonds
5.00%, due 12/1/24 (b)	3,375,000	3,414,211
5.00%, due 12/1/25 (b)	3,690,000	3,744,078
5.00%, due 12/1/25	1,600,000	1,643,366
New York Transportation Development Corp., Terminal 4 JFK International Airport Project, Revenue Bonds (b)
5.00%, due 12/1/26	5,000,000	5,060,225
5.00%, due 12/1/29	4,000,000	3,983,728
5.00%, due 12/1/30	1,000,000	994,373
Niagara Falls City School District, Certificate of Participation
Insured: AGM
4.00%, due 6/15/26	50,000	50,248
Niagara Frontier Transportation Authority, Revenue Bonds
5.00%, due 4/1/23 (b)	825,000	829,384
Onondaga Civic Development Corp., Upstate Properties Development, Inc. Project, Revenue Bonds
Insured: BAM
1.078%, due 12/1/23	690,000	662,987
Insured: BAM
1.167%, due 12/1/24	700,000	649,239
Port Authority of New York & New Jersey, Revenue Bonds
Series 178
5.00%, due 12/1/25 (b)	265,000	267,698
	Principal Amount	Value

New York (continued)
Suffolk Tobacco Asset Securitization Corp., Tobacco Settlement, Asset Backed, Revenue Bonds
Series B-1
0.45%, due 6/1/31	$ 425,000	$ 421,905
Town of Oyster Bay NY, Limited General Obligation
4.00%, due 11/1/22	945,000	945,000
Insured: AGM
4.00%, due 3/1/25	2,295,000	2,326,235
		72,921,781
North Carolina 0.3%
North Carolina Capital Facilities Finance Agency, Campbell University, Revenue Bonds
Series B
1.05%, due 10/1/23	1,000,000	958,243
North Carolina Capital Facilities Finance Agency, High Point University, Revenue Bonds
5.00%, due 5/1/25	240,000	247,467
5.00%, due 5/1/26	275,000	286,066
5.00%, due 5/1/27	395,000	413,787
5.00%, due 5/1/28	400,000	421,243
North Carolina Turnpike Authority, Revenue Bonds
Series A
5.00%, due 7/1/23	250,000	251,819
Raleigh Durham Airport Authority, Revenue Bonds
Series A
5.00%, due 5/1/28 (b)	1,205,000	1,247,890
Winston-Salem State University, Student Housing Project, Revenue Bonds
Insured: BAM
5.00%, due 6/1/24	500,000	511,906
		4,338,421
North Dakota 0.1%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
5.00%, due 12/1/26	275,000	283,460

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
North Dakota (continued)
University of North Dakota, Certificate of Participation
Series A, Insured: AGM
5.00%, due 6/1/24	$ 800,000	$ 819,050
		1,102,510
Ohio 2.6%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Revenue Bonds
5.00%, due 11/15/25	250,000	256,047
5.00%, due 11/15/26	400,000	412,201
Bethel Local School District, School Facilities, Certificate of Participation
Insured: BAM
4.00%, due 12/1/22	120,000	120,063
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-1
2.00%, due 6/1/27	5,370,000	4,609,627
City of Cleveland OH, Airport System, Revenue Bonds
Series B
5.00%, due 1/1/23 (b)	400,000	400,990
Series C
5.00%, due 1/1/24	430,000	437,429
City of Dayton OH, Airport, Revenue Bonds (b)
Series A, Insured: AGM
5.00%, due 12/1/23	1,155,000	1,156,262
Insured: AGM
5.00%, due 12/1/25	585,000	585,356
City of Lorain OH, Limited General Obligation
Insured: BAM
3.00%, due 12/1/22	300,000	299,911
Series A, Insured: BAM
4.00%, due 12/1/23	300,000	302,000
City of Middleburg Heights OH, Southwest General Health Center Project, Revenue Bonds
4.00%, due 8/1/24	180,000	180,549
4.00%, due 8/1/25	150,000	150,697
	Principal Amount	Value

Ohio (continued)
City of Sharonville OH, Revenue Bonds
Insured: BAM
4.00%, due 12/1/22	$ 300,000	$ 300,204
Insured: BAM
4.00%, due 12/1/23	580,000	584,173
Insured: BAM
4.00%, due 12/1/24	745,000	754,204
Insured: BAM
4.00%, due 12/1/25	715,000	726,338
Cleveland-Cuyahoga County Port Authority, Cleveland Museum of Natural History Project, Revenue Bonds
5.00%, due 7/1/25	125,000	129,411
5.00%, due 7/1/26	125,000	130,627
5.00%, due 7/1/27	125,000	131,616
5.00%, due 7/1/28	125,000	132,442
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
3.00%, due 12/1/22	355,000	354,851
Insured: BAM
4.00%, due 12/1/26	275,000	279,029
County of Lucas OH, Revenue Notes
5.25%, due 10/13/23	12,130,000	12,110,409
Hillsdale Local School District, School Facilities Project, Certificate of Participation
Insured: BAM
4.00%, due 12/1/22	1,200,000	1,200,700
Ironton City School District, Unlimited General Obligation
Insured: SD CRED PROG
(zero coupon), due 12/1/24	660,000	610,561
Lancaster Port Authority, Revenue Bonds
Series A
5.00%, due 8/1/49 (a)	8,140,000	8,238,137
State of Ohio, Premier Health Partners Obligated Group, Revenue Bonds
5.00%, due 11/15/24	135,000	137,330
5.00%, due 11/15/25	140,000	143,507
5.00%, due 11/15/26	140,000	144,323
Triway Local School District, Certificate of Participation
Insured: BAM
4.00%, due 12/1/26	630,000	640,428
		35,659,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon 1.0%
Columbia County School District No. 502, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 6/15/26	$ 565,000	$ 596,836
County of Yamhill OR, George Fox University Project, Revenue Bonds
4.00%, due 12/1/22	175,000	175,083
4.00%, due 12/1/25	780,000	783,708
Salem-Keizer School District No. 24J, Limited General Obligation
(zero coupon), due 6/15/25	1,830,000	1,664,724
Salem-Keizer School District No. 24J, Unlimited General Obligation
Series B, Insured: School Bond Guaranty
(zero coupon), due 6/15/25	6,300,000	5,725,124
Series B, Insured: School Bond Guaranty
(zero coupon), due 6/15/26	2,335,000	2,038,783
Warm Springs Reservation Confederated Tribe, Pelton-Round Butte Project, Revenue Bonds (c)
2.015%, due 11/1/25	750,000	687,604
2.165%, due 11/1/26	1,000,000	897,193
2.37%, due 11/1/27	1,000,000	878,386
		13,447,441
Pennsylvania 3.8%
Borough of Quakertown PA, Unlimited General Obligation
Insured: AGM
4.00%, due 2/1/23	275,000	275,472
Brownsville Area School District, Limited General Obligation
Insured: AGM State Aid Withholding
4.00%, due 11/15/22	375,000	375,100
City of Allentown PA, Unlimited General Obligation
Insured: BAM
4.00%, due 10/1/23	410,000	411,985
City of Philadelphia PA, Airport, Revenue Bonds
5.00%, due 7/1/25 (b)	1,750,000	1,788,951
	Principal Amount	Value

Pennsylvania (continued)
City of Pittston PA, Unlimited General Obligation
Series A, Insured: BAM
1.00%, due 11/15/22	$ 125,000	$ 124,850
Series A, Insured: BAM
4.00%, due 11/15/23	175,000	175,451
Series A, Insured: BAM
4.00%, due 11/15/24	265,000	265,475
Series A, Insured: BAM
4.00%, due 11/15/25	275,000	275,360
City of Reading PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 11/1/24	1,665,000	1,710,950
City of Williamsport PA, Unlimited General Obligation
Insured: AGM
5.00%, due 7/1/25	25,000	25,960
Coatesville School District, Limited General Obligation
Insured: AGM State Aid Withholding
5.00%, due 8/1/24	625,000	641,632
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
5.00%, due 6/1/25	1,500,000	1,537,649
County of Lackawanna PA, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 9/15/29	100,000	94,709
County of Lawrence PA, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 5/15/24	15,000	15,346
Deer Creek Drainage Basin Authority, Revenue Bonds
Insured: AGM
5.00%, due 12/1/25	365,000	381,564
Insured: AGM
5.00%, due 12/1/26	265,000	279,766
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/23	110,000	110,611
Insured: BAM
5.00%, due 5/1/24	110,000	111,690

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Laurel Highlands School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 2/1/23	$ 300,000	$ 300,359
Insured: BAM State Aid Withholding
4.00%, due 2/1/24	315,000	316,616
Insured: BAM State Aid Withholding
4.00%, due 2/1/25	345,000	348,803
Mckeesport Area School District, Capital Appreciation, Unlimited General Obligation
Series C, Insured: AMBAC State Aid Withholding
(zero coupon), due 10/1/28	145,000	111,030
Mount Union Area School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 8/1/24	915,000	921,800
Municipality of Norristown PA, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 11/1/22	460,000	460,000
Series B, Insured: AGM
4.00%, due 11/1/23	480,000	483,266
North Huntingdon Township Municipal Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/28	200,000	214,417
Insured: AGM
5.00%, due 4/1/29	365,000	395,238
Norwin School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 11/15/22	165,000	165,101
Penn Hills School District, Limited General Obligation
Insured: BAM State Aid Withholding
5.00%, due 10/1/26	4,845,000	5,079,872
Pennsylvania Economic Development Financing Authority, PPL Electric Utilities Corp., Revenue Bonds
0.40%, due 10/1/23	4,800,000	4,606,123
Pennsylvania Economic Development Financing Authority, Water & Wastewater, Revenue Bonds
3.00%, due 1/1/23	745,000	744,272
	Principal Amount	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Drexel University, Revenue Bonds
5.00%, due 5/1/24	$ 325,000	$ 331,891
Pennsylvania Turnpike Commission, Revenue Bonds, Second Series
Series B
5.00%, due 6/1/29	10,000,000	10,378,501
Philadelphia Gas Works Co., Revenue Bonds
5.00%, due 10/1/24	1,000,000	1,024,846
Philadelphia Municipal Authority, Revenue Bonds
Series B, Insured: AGM
5.00%, due 1/15/23	825,000	827,727
Pottstown School District, Limited General Obligation
Insured: BAM State Aid Withholding
4.00%, due 6/1/23	375,000	376,297
Insured: BAM State Aid Withholding
4.00%, due 6/1/24	650,000	655,066
Reading School District, Limited General Obligation
Series C, Insured: BAM State Aid Withholding
5.00%, due 4/1/24	3,325,000	3,390,363
School District of Philadelphia (The), Limited General Obligation
Series F, Insured: BAM State Aid Withholding
5.00%, due 9/1/25	500,000	517,560
Series A, Insured: State Aid Withholding
5.00%, due 9/1/26	550,000	571,563
South Wayne County Water and Sewer Authority, Revenue Bonds
Insured: BAM
4.00%, due 2/15/26	410,000	416,422
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds
Insured: AGM
5.00%, due 2/1/26	2,930,000	3,063,926
State Public School Building Authority, Crawford County Career and Technical Center, Revenue Bonds
Insured: BAM State Aid Withholding
4.00%, due 3/1/23	395,000	395,831
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority, Crawford County Career and Technical Center, Revenue Bonds (continued)
Insured: BAM State Aid Withholding
4.00%, due 3/1/26	$ 185,000	$ 187,858
State Public School Building Authority, Northampton County Area Community College Foundation, Revenue Bonds
Insured: BAM State Aid Withholding
5.00%, due 3/1/23	520,000	522,836
State Public School Building Authority, Harrisburg School District, Revenue Bonds
Insured: AGM State Aid Withholding
5.00%, due 12/1/23	300,000	305,412
Insured: AGM State Aid Withholding
5.00%, due 12/1/23	1,700,000	1,729,214
State Public School Building Authority, Community College of Allegheny County, Revenue Bonds
Insured: BAM
5.00%, due 7/15/24	430,000	440,099
United School District, Unlimited General Obligation
Insured: AGM State Aid Withholding
3.00%, due 11/15/22	525,000	524,914
Valley View School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
1.25%, due 5/15/23	30,000	29,425
Series B, Insured: BAM State Aid Withholding
1.55%, due 5/15/24	600,000	571,100
Waverly Township Municipal Authority, Revenue Bonds
Insured: BAM State Aid Withholding
4.00%, due 2/15/26	415,000	421,371
West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project, Revenue Bonds
4.00%, due 11/15/22	140,000	139,980
4.00%, due 11/15/24	110,000	109,024
4.00%, due 11/15/25	115,000	113,351
4.00%, due 11/15/26	120,000	117,330
	Principal Amount	Value

Pennsylvania (continued)
Westmoreland County Industrial Development Authority, Excela Health Project, Revenue Bonds
Series A
4.00%, due 7/1/23	$ 350,000	$ 349,561
Series A
4.00%, due 7/1/24	350,000	348,232
Wilkinsburg-Penn Joint Water Authority (The), Green Bond, Revenue Bonds
Insured: BAM
4.00%, due 9/15/27	650,000	663,652
		51,272,770
Puerto Rico 0.0% ‡
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Auxilio Mutuo Obligated Group, Revenue Bonds
5.00%, due 7/1/27	450,000	466,213
Rhode Island 0.5%
Providence Public Building Authority, Capital Improvement Projects, Revenue Bonds
Series A, Insured: AGM
4.00%, due 9/15/23	1,000,000	1,004,737
Rhode Island Health and Educational Building Corp., Rhode Island School of Design, Revenue Bonds
1.313%, due 8/15/24	375,000	351,273
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group, Revenue Bonds
5.00%, due 5/15/25	1,000,000	1,010,763
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series 77A
5.00%, due 4/1/26	1,000,000	1,040,331
Series 77A
5.00%, due 10/1/26	1,180,000	1,233,698
Rhode Island Student Loan Authority, Revenue Bonds
Series A
5.00%, due 12/1/25 (b)	1,000,000	1,028,271

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Rhode Island (continued)
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/25 (b)	$ 875,000	$ 894,390
		6,563,463
South Carolina 0.6%
Greenville County School District, Building Equity Sooner, Revenue Bonds
5.00%, due 12/1/22	130,000	130,197
Piedmont Municipal Power Agency, Revenue Bonds
Series A
4.00%, due 1/1/25	1,350,000	1,356,647
South Carolina Ports Authority, Revenue Bonds
5.00%, due 7/1/29	325,000	331,564
South Carolina Public Service Authority, Santee Cooper, Revenue Bonds
Series C
5.00%, due 12/1/25	2,500,000	2,557,178
South Carolina Public Service Authority, Revenue Bonds
Series A
5.00%, due 12/1/27	1,670,000	1,726,351
Williamsburg County Public Facilities Corp., Williamsburg County Project, Revenue Bonds
Insured: BAM
4.00%, due 6/1/23	500,000	501,385
Insured: BAM
4.00%, due 6/1/25	1,025,000	1,035,856
		7,639,178
South Dakota 0.1%
County of Lawrence SD, Certificate of Participation
Insured: AGM
5.00%, due 12/1/22	100,000	100,141
Insured: AGM
5.00%, due 12/1/25	125,000	130,635
Insured: AGM
5.00%, due 12/1/26	100,000	105,494
	Principal Amount	Value

South Dakota (continued)
South Dakota Health & Educational Facilities Authority, Sanford, Revenue Bonds
1.225%, due 11/1/24	$ 450,000	$ 417,312
Tri-Valley School District No. 49-6, Unlimited General Obligation
Insured: AGM
5.00%, due 7/15/27	200,000	212,521
Insured: AGM
5.00%, due 7/15/28	220,000	236,317
		1,202,420
Tennessee 0.8%
Memphis-Shelby County Airport Authority, Revenue Bonds
Series C
1.875%, due 7/1/25 (b)	2,000,000	1,829,925
5.00%, due 7/1/26	155,000	158,453
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Trevecca Nazarene University Project, Revenue Bonds
Series B
4.00%, due 10/1/26	150,000	144,575
Series B
4.00%, due 10/1/27	585,000	557,674
New Memphis Arena Public Building Authority, City of Memphis, Revenue Bonds
(zero coupon), due 4/1/28	1,375,000	1,199,527
Tennessee Energy Acquisition Corp., Revenue Bonds
4.00%, due 11/1/49 (a)	7,650,000	7,437,987
		11,328,141
Texas 8.7%
Alamito Public Facility Corp., EP WH Cien Palmas LLC, Revenue Bonds
Insured: HUD Sector 8
3.50%, due 9/1/25 (a)	3,500,000	3,435,825
Aledo Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 2/15/26	200,000	176,624
Alvin Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 2/15/24	90,000	92,039
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Arlington Higher Education Finance Corp., Uplift Education Project, Revenue Bonds
Series A, Insured: PSF-GTD
3.00%, due 12/1/27	$ 725,000	$ 684,857
Series A, Insured: PSF-GTD
3.00%, due 12/1/28	745,000	696,446
Series A, Insured: PSF-GTD
3.00%, due 12/1/29	770,000	713,182
Arlington Higher Education Finance Corp., Harmony Public Schools, Revenue Bonds
Series C, Insured: PSF-GTD
4.00%, due 2/15/24	45,000	45,384
Arlington Higher Education Finance Corp., Compass Academy Charter School, Inc., Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 8/1/27	435,000	437,917
Series A, Insured: PSF-GTD
4.00%, due 8/1/28	255,000	255,403
Arlington Higher Education Finance Corp., Faith Family Academy Charter Schools, Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 8/15/27	135,000	135,900
Series A, Insured: PSF-GTD
4.00%, due 8/15/29	400,000	396,481
Arlington Higher Education Finance Corp., Great Hearts America - Texas, Revenue Bonds
Series A, Insured: PSF-GTD
5.00%, due 8/15/23	355,000	359,748
Series A, Insured: PSF-GTD
5.00%, due 8/15/24	185,000	189,733
Series A, Insured: PSF-GTD
5.00%, due 8/15/24	450,000	461,512
Belmont Fresh Water Supply District No. 1, Unlimited General Obligation
Insured: AGM
3.50%, due 3/1/23	495,000	494,814
Brazoria County Municipal Utility District No. 19, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/23	410,000	407,803
	Principal Amount	Value

Texas (continued)
Brazos Higher Education Authority, Inc., Revenue Bonds
Series 1A
1.305%, due 4/1/24	$ 750,000	$ 708,796
Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien
5.00%, due 1/1/26	245,000	254,078
Central Texas Regional Mobility Authority, Revenue Bonds, Sub. Lien
5.00%, due 1/1/27	12,655,000	12,988,018
Cibolo Canyons Special Improvement District, Valorem Tax Utility System, Limited General Obligation
Series A, Insured: AGM
5.00%, due 8/15/23	575,000	580,322
Cinco Southwest Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
2.00%, due 12/1/22	470,000	469,185
Series A, Insured: BAM
2.00%, due 12/1/22	275,000	274,523
City of Alvin TX, Water & Sewer System, Revenue Bonds
Insured: AGM
5.00%, due 2/1/24	1,225,000	1,250,600
Insured: AGM
5.00%, due 2/1/25	1,225,000	1,269,410
City of Austin TX, Airport System, Revenue Bonds
5.00%, due 11/15/22 (b)	200,000	200,092
Series B
5.00%, due 11/15/24 (b)	250,000	254,412
5.00%, due 11/15/25 (b)	1,630,000	1,671,299
5.00%, due 11/15/26	500,000	507,519
City of Austin TX, Electric Utility, Revenue Bonds
Series A
5.00%, due 11/15/25	35,000	36,619
City of Dallas TX, Hotel Occupancy Tax, Revenue Bonds
5.00%, due 8/15/24	715,000	732,293
City of Dallas TX Housing Finance Corp., Highpoint at Wynnewood, Revenue Bonds
3.50%, due 2/1/44 (a)	2,900,000	2,790,385

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/23	$ 1,005,000	$ 1,017,661
5.00%, due 9/1/24	3,180,000	3,258,104
5.00%, due 9/1/25	1,000,000	1,022,956
5.00%, due 9/1/25	1,520,000	1,577,958
5.00%, due 9/1/26	430,000	450,759
City of Houston TX, Airport System, Revenue Bonds, Sub. Lien
Series D
5.00%, due 7/1/24	2,000,000	2,054,810
Series C
5.00%, due 7/1/25 (b)	805,000	823,122
Series C
5.00%, due 7/1/27 (b)	175,000	180,481
City of Lewisville TX, Lewisville Castle Hills Public Improvement District No. 3 Project, Special Assessment
Insured: AGM
5.00%, due 9/1/24	1,045,000	1,059,712
City of Lockhart TX, Limited General Obligation
Insured: BAM
5.00%, due 8/1/25	500,000	513,018
City of Mission TX, Certificates of Obligation, Limited General Obligation
Insured: BAM
5.00%, due 2/15/25	900,000	929,145
Insured: BAM
5.00%, due 2/15/26	770,000	804,359
City of Mission TX, Limited General Obligation
Insured: BAM
5.00%, due 2/15/25	570,000	588,458
Insured: BAM
5.00%, due 2/15/26	500,000	522,311
City of Mount Pleasant TX, Texas Combination Tax and Certificates of Obligation, Limited General Obligation
Insured: AGM
5.00%, due 5/15/28	550,000	586,409
	Principal Amount	Value

Texas (continued)
City of Rio Grande City TX, Certificates of Obligation, Limited General Obligation
Insured: AGM
4.00%, due 2/15/24	$ 545,000	$ 548,210
Insured: AGM
4.00%, due 2/15/25	610,000	615,216
City of San Antonio TX, Electric & Gas Systems, Revenue Bonds
5.00%, due 2/1/24	2,500,000	2,551,014
5.00%, due 2/1/25	4,250,000	4,411,559
City of Sugar Land TX, Waterworks & Sewer System, Revenue Bonds
5.00%, due 8/15/25	1,960,000	2,043,698
Clear Lake City Water Authority, Unlimited General Obligation
4.00%, due 3/1/23	150,000	150,306
Clifton Higher Education Finance Corp., IDEA Public Schools, Revenue Bonds
Series A
5.00%, due 8/15/23	330,000	333,182
Series A
5.00%, due 8/15/24	340,000	346,627
Clifton Higher Education Finance Corp., International Leadership of Texas, Revenue Bonds
Insured: PSF-GTD
5.00%, due 8/15/28	515,000	548,109
Insured: PSF-GTD
5.00%, due 8/15/29	275,000	295,228
Comal County Water Control & Improvement District No. 6, Unlimited General Obligation
Insured: BAM
4.50%, due 3/1/24	10,000	10,139
Insured: BAM
4.50%, due 3/1/25	135,000	138,276
Insured: BAM
4.50%, due 3/1/26	280,000	289,224
Insured: BAM
4.50%, due 3/1/27	295,000	306,483
Insured: BAM
4.50%, due 3/1/28	305,000	318,577
Comal Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/1/25	1,650,000	1,710,543
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Decatur Hospital Authority, Wise Health System, Revenue Bonds
Series B
5.00%, due 9/1/25	$ 650,000	$ 666,674
Series B
5.00%, due 9/1/26	750,000	773,206
Series B
5.00%, due 9/1/27	840,000	866,682
Series B
5.00%, due 9/1/28	845,000	873,702
Series B
5.00%, due 9/1/29	1,070,000	1,107,356
Denton County Municipal Utility District No. 6, Unlimited General Obligation
Insured: AGM
4.50%, due 9/1/25	400,000	411,432
Insured: AGM
4.50%, due 9/1/25	280,000	288,003
Ector County Hospital District, Limited General Obligation
5.00%, due 9/15/23	430,000	433,184
5.00%, due 9/15/24	450,000	455,573
5.00%, due 9/15/25	500,000	508,376
Ennis Independent School District, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 8/15/26	1,385,000	1,198,075
Insured: PSF-GTD
(zero coupon), due 8/25/30	800,000	578,548
Fort Bend County Municipal Utility District No. 134B, Unlimited General Obligation (e)
Insured: AGM
6.50%, due 3/1/25	200,000	211,785
Insured: AGM
6.50%, due 3/1/27	390,000	429,872
Fort Bend County Municipal Utility District No. 134C, Unlimited General Obligation
Insured: BAM
3.00%, due 9/1/26	515,000	500,830
Fort Bend County Municipal Utility District No. 169, Unlimited General Obligation
Insured: AGM
2.00%, due 12/1/26	665,000	600,241
	Principal Amount	Value

Texas (continued)
Fort Bend County Municipal Utility District No. 194, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 9/1/25	$ 290,000	$ 294,488
Fort Bend County Municipal Utility District No. 206, Unlimited General Obligation
Insured: BAM
4.50%, due 9/1/25	300,000	308,574
Insured: BAM
4.50%, due 9/1/26	300,000	310,595
Fort Bend County Municipal Utility District No. 57, Unlimited General Obligation
Insured: AGM
3.00%, due 4/1/24	95,000	94,063
Fort Bend-Waller Counties Municipal Utility District No. 3, Unlimited General Obligation
Insured: BAM
4.50%, due 4/1/23	175,000	175,711
Insured: BAM
4.50%, due 4/1/24	175,000	177,317
Insured: BAM
4.50%, due 4/1/25	175,000	178,756
Galveston County Municipal Utility District No. 56, Unlimited General Obligation
Insured: BAM
4.25%, due 12/1/22	400,000	400,336
Insured: AGM
4.50%, due 12/1/23	425,000	430,520
Insured: AGM
4.50%, due 12/1/24	675,000	685,984
Green Valley Special Utility District, Revenue Bonds
Insured: BAM
7.00%, due 9/15/24	375,000	396,849
Insured: BAM
7.00%, due 9/15/25	495,000	537,219
Gulfgate Redevelopment Authority, Tax Allocation
Insured: AGM
4.00%, due 9/1/23	325,000	325,216
Insured: AGM
4.00%, due 9/1/25	440,000	445,979

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Harris County Municipal Utility District No. 105, Unlimited General Obligation
Insured: AGM
4.50%, due 3/1/26	$ 250,000	$ 257,997
Harris County Municipal Utility District No. 370, Unlimited General Obligation
Insured: AGM
3.00%, due 12/1/22	355,000	354,904
Harris County Municipal Utility District No. 480, Unlimited General Obligation
Insured: AGM
4.00%, due 4/1/23	175,000	175,542
Insured: AGM
4.00%, due 4/1/24	175,000	176,121
Harris County Municipal Utility District No. 489, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 9/1/25	275,000	269,026
Harris County Municipal Utility District No. 489, Green Bond, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/24	615,000	622,472
Insured: BAM
4.00%, due 9/1/25	615,000	624,020
Harris County Municipal Utility District No. 50, Unlimited General Obligation
Insured: BAM
4.00%, due 3/1/25	150,000	151,285
Insured: BAM
4.00%, due 3/1/26	150,000	151,493
Insured: BAM
4.00%, due 3/1/27	175,000	177,107
Harris County Water Control & Improvement District No. 158, Unlimited General Obligation (e)
Insured: BAM
7.00%, due 9/1/25	310,000	334,543
Insured: BAM
7.00%, due 9/1/26	325,000	358,733
	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.00%, due 11/15/24	$ 150,000	$ 154,065
Series A
5.00%, due 11/15/28	1,440,000	1,467,095
Harris-Fort Bend Counties Municipal Utility District No. 3, Unlimited General Obligation
Insured: AGM
4.00%, due 4/1/25	560,000	567,861
Insured: AGM
4.00%, due 4/1/26	585,000	595,070
Insured: AGM
4.00%, due 4/1/27	615,000	626,640
Horizon Regional Municipal Utility District, Unlimited General Obligation
Insured: BAM
5.00%, due 2/1/24	300,000	305,716
Insured: BAM
5.00%, due 2/1/25	300,000	308,774
Houston Higher Education Finance Corp., Houston Baptist University, Revenue Bonds
1.75%, due 10/1/24	115,000	107,814
2.00%, due 10/1/25	150,000	136,713
Hunt Memorial Hospital District Charitable Health, Limited General Obligation
5.00%, due 2/15/23	325,000	326,178
5.00%, due 2/15/24	275,000	278,487
5.00%, due 2/15/25	450,000	459,503
5.00%, due 2/15/26	800,000	823,174
Imperial Redevelopment District, Unlimited General Obligation
Insured: AGM
2.00%, due 5/1/26	130,000	118,247
Insured: AGM
4.50%, due 5/1/23	120,000	120,609
Insured: AGM
4.50%, due 5/1/24	85,000	86,175
Insured: AGM
4.50%, due 5/1/25	125,000	127,542
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Lazy Nine Municipal Utility District No. 1B, Unlimited General Obligation
Series 1B, Insured: AGM
3.00%, due 9/1/24	$ 360,000	$ 353,843
Insured: BAM
3.00%, due 3/1/25	170,000	166,191
Insured: BAM
6.50%, due 3/1/25	300,000	318,906
Insured: BAM
6.50%, due 3/1/26	360,000	390,957
Insured: BAM
6.50%, due 3/1/27	375,000	414,651
Insured: BAM
6.50%, due 3/1/28	390,000	439,483
Leander Independent School District, Unlimited General Obligation
Series C, Insured: PSF-GTD
5.00%, due 8/15/23	340,000	344,946
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds
5.00%, due 5/15/25	2,590,000	2,647,756
Martin County Hospital District, Limited General Obligation
4.00%, due 4/1/23	140,000	140,284
4.00%, due 4/1/24	100,000	100,394
4.00%, due 4/1/25	150,000	151,437
4.00%, due 4/1/26	300,000	302,084
Matagorda County Navigation District No. 1, Revenue Bonds
Insured: AMBAC
5.125%, due 11/1/28	6,530,000	6,862,627
Metropolitan Transit Authority of Harris County Sales & Use Tax, Revenue Bonds
Series A
5.00%, due 11/1/25	255,000	267,255
North Forest Municipal Utility District, Unlimited General Obligation
Insured: BAM
3.00%, due 4/1/23	30,000	29,935
North Texas Municipal Water District, Sabine Creek Regional Wastewater Systems Project, Revenue Bonds
Insured: AGM
4.00%, due 6/1/24	350,000	352,728
	Principal Amount	Value

Texas (continued)
Northwest Harris County Municipal Utility District No. 10, Green Bond, Unlimited General Obligation
Insured: BAM
5.00%, due 4/1/23	$ 520,000	$ 523,363
Insured: BAM
5.00%, due 4/1/24	635,000	647,307
Northwest Harris County Municipal Utility District No. 19, Unlimited General Obligation
Insured: AGM
3.00%, due 10/1/26	200,000	194,868
Insured: AGM
3.00%, due 10/1/28	155,000	148,429
Northwest Independent School District, Capital Appreciation, Unlimited General Obligation
Insured: PSF-GTD
(zero coupon), due 2/15/25	295,000	272,436
Pasadena Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/25	3,120,000	3,236,345
San Antonio Housing Trust Public Facility Corp., Country Club Village LP, Revenue Bonds
4.00%, due 8/1/26 (a)	2,500,000	2,496,752
Sienna Municipal Utility District No. 4, Unlimited General Obligation
Insured: AGM
3.00%, due 9/1/25	125,000	121,949
Sonterra Municipal Utility District, Unlimited General Obligation
Insured: AGM
4.00%, due 8/15/26	350,000	354,257
Southeast Williamson County Municipal Utility District No. 1, Unlimited General Obligation
Insured: BAM
4.00%, due 9/1/23	330,000	331,481
Insured: BAM
4.00%, due 9/1/24	345,000	347,724
Insured: BAM
4.00%, due 9/1/25	355,000	359,059

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Southwest Houston Redevelopment Authority, Revenue Bonds
Insured: AGM
5.00%, due 9/1/24	$ 300,000	$ 306,139
Insured: AGM
5.00%, due 9/1/25	300,000	308,829
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Project, Revenue Bonds
Insured: AGM
1.356%, due 9/1/24	825,000	771,473
Insured: AGM
1.386%, due 9/1/25	600,000	540,807
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas, Revenue Bonds
5.00%, due 10/1/27	1,100,000	1,115,927
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/29	875,000	900,200
Texas Public Finance Authority, Revenue Bonds
Insured: BAM
5.00%, due 5/1/28	500,000	515,891
Timber Lane Utility District, Unlimited General Obligation
Series A, Insured: AGM
4.00%, due 8/1/24	65,000	65,737
Trinity River Authority, Ten Mile Creek System, Revenue Bonds
5.00%, due 8/1/26	1,390,000	1,464,275
Viridian Municipal Management District, Unlimited General Obligation
Insured: AGM
4.00%, due 12/1/22	550,000	550,298
Insured: AGM
4.00%, due 12/1/22	395,000	395,214
Insured: AGM
4.00%, due 12/1/23	300,000	301,936
Insured: AGM
4.00%, due 12/1/23	305,000	306,968
	Principal Amount	Value

Texas (continued)
Viridian Municipal Management District, Unlimited Tax Road Improvement, Unlimited General Obligation
Insured: BAM
4.00%, due 12/1/22	$ 175,000	$ 175,095
Insured: BAM
4.00%, due 12/1/24	370,000	374,348
Williamson County Municipal Utility District No. 19, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/15/25	260,000	269,141
		118,584,650
U.S. Virgin Islands 1.5%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/25	3,850,000	3,931,813
Series A
5.00%, due 10/1/26	15,430,000	15,751,170
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Insured: NATL-RE
5.00%, due 10/1/24	395,000	399,342
		20,082,325
Utah 0.7%
City of Salt Lake City UT, Airport, Revenue Bonds (b)
Series A
5.00%, due 7/1/24	95,000	96,676
Series A
5.00%, due 7/1/29	3,365,000	3,459,063
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
(zero coupon), due 4/15/25	615,000	541,150
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/23	175,000	175,490
Insured: UT CSCE
4.00%, due 4/15/24	280,000	281,049
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds (continued)
Insured: UT CSCE
4.00%, due 4/15/26	$ 400,000	$ 402,897
Utah Charter School Finance Authority, Revenue Bonds
Series A, Insured: UT CSCE
4.00%, due 10/15/24	255,000	256,882
Series A, Insured: UT CSCE
4.00%, due 10/15/25	265,000	267,542
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/24	340,000	345,555
Utah Infrastructure Agency, Revenue Bonds
3.00%, due 10/15/25	565,000	535,188
4.00%, due 10/15/23	755,000	748,958
4.00%, due 10/15/27	550,000	525,513
4.00%, due 10/15/28	350,000	329,825
Utah Infrastructure Agency, Syracuse City Project, Revenue Bonds
3.00%, due 10/15/27	145,000	140,219
Utah Infrastructure Agency, Telecommunication, Revenue Bonds
5.00%, due 10/15/26	1,265,000	1,266,802
		9,372,809
Vermont 0.4%
City of Burlington VT, Airport, Revenue Bonds
Series A
4.00%, due 7/1/23	400,000	400,814
Series A
4.00%, due 7/1/24	415,000	416,501
Series A
5.00%, due 7/1/25	430,000	441,757
Vermont Student Assistance Corp., Revenue Bonds, Senior Lien (b)
Series A
5.00%, due 6/15/23	1,150,000	1,159,269
Series A
5.00%, due 6/15/24	850,000	863,975
	Principal Amount	Value

Vermont (continued)
Vermont Student Assistance Corp., Revenue Bonds, Senior Lien (b) (continued)
Series A
5.00%, due 6/15/25	$ 875,000	$ 892,882
Vermont Student Assistance Corp., Revenue Bonds (b)
Series A
5.00%, due 6/15/25	1,300,000	1,326,568
Series A
5.00%, due 6/15/26	175,000	179,155
		5,680,921
Virginia 0.6%
Capital Region Airport Commission, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/27	1,005,000	1,007,026
Lynchburg Economic Development Authority, Centra Health Obligated Group, Revenue Bonds
4.00%, due 1/1/27	425,000	418,771
Norfolk Airport Authority, Revenue Bonds
5.00%, due 7/1/24	395,000	404,213
5.00%, due 7/1/25	160,000	165,481
Rockingham County Economic Development Authority, Sunnyside Presbyterian Home, Revenue Bonds
4.00%, due 12/1/22	300,000	299,910
Spotsylvania County Economic Development Authority, Revenue Bonds
5.00%, due 6/1/25	3,130,000	3,258,481
Virginia Small Business Financing Authority, LifeSpire of Virginia, Revenue Bonds
3.00%, due 12/1/22	240,000	239,663
3.00%, due 12/1/24	220,000	212,284
3.00%, due 12/1/25	230,000	218,017
3.00%, due 12/1/26	235,000	218,743

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Virginia (continued)
Virginia Small Business Financing Authority, National Senior Campuses, Inc. Obligated Group, Revenue Bonds
5.00%, due 1/1/23	$ 500,000	$ 500,607
5.00%, due 1/1/24	550,000	555,612
		7,498,808
Washington 0.5%
Northwest Open Access Network, Revenue Bonds
0.691%, due 12/1/22	1,200,000	1,196,033
0.791%, due 12/1/23	1,260,000	1,199,324
Pend Oreille County Public Utility District No. 1 Box Canyon, Green Bond, Revenue Bonds
5.00%, due 1/1/23	100,000	100,151
Pierce County School District No. 320 Sumner, Unlimited General Obligation
Insured: School Bond Guaranty
4.00%, due 12/1/26	2,500,000	2,543,436
Spokane Public Facilities District, Revenue Bonds
Series B
5.00%, due 12/1/23	1,175,000	1,186,499
Washington Higher Education Facilities Authority, Whitworth University Project, Revenue Bonds
4.00%, due 10/1/23	435,000	436,717
4.00%, due 10/1/25	470,000	467,290
Washington Higher Education Facilities Authority, Seattle University Project, Revenue Bonds
5.00%, due 5/1/24	250,000	254,459
		7,383,909
West Virginia 0.1%
City of Fairmont WV, Waterworks, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/1/23	300,000	298,444
Series A, Insured: BAM
3.00%, due 7/1/24	500,000	492,810
	Principal Amount	Value

West Virginia (continued)
City of Wheeling WV, Waterworks & Sewerage System, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/28	$ 300,000	$ 307,280
Morgantown Utility Board, Inc., Green Bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 12/1/22	225,000	224,934
West Virginia Hospital Finance Authority, Cabell Huntington Hospital Obligated Group, Revenue Bonds
5.00%, due 1/1/25	425,000	429,930
		1,753,398
Wisconsin 0.6%
City of Kaukauna WI, Electric System, Revenue Bonds
Insured: AGM
3.00%, due 12/15/24	5,000	4,918
Public Finance Authority, United Methodist Retirement Homes, Inc., Revenue Bonds
Series A
4.00%, due 10/1/25	290,000	285,373
Series A
4.00%, due 10/1/26	305,000	297,544
Series A
4.00%, due 10/1/27	195,000	188,319
Public Finance Authority, Northwest Nazarene University, Revenue Bonds
5.00%, due 10/1/25	500,000	506,993
Town of Manitowish Waters WI, Unlimited General Obligation
Insured: AGM
3.00%, due 3/1/23	295,000	293,967
Insured: AGM
3.00%, due 3/1/24	300,000	295,042
Insured: AGM
3.00%, due 3/1/25	310,000	300,924
Village of Mount Pleasant WI, Revenue Bonds
Series A, Insured: BAM
3.00%, due 3/1/27	6,000,000	5,896,786
		8,069,866
Total Long-Term Municipal Bonds (Cost $1,082,358,371)		1,039,761,493
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes 19.8%
Alabama 1.6%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
2.59%, due 10/1/52 (g)	$ 20,000,000	$ 18,697,694
Southeast Alabama Gas Supply District (The), Project No. 1, Revenue Bonds
Series C
2.89%, due 4/1/49 (g)	3,000,000	2,955,701
		21,653,395
Arizona 1.1%
Arizona Health Facilities Authority, Banner Health, Revenue Bonds
Series B
2.49%, due 1/1/46 (g)	15,000,000	14,469,720
California 2.1%
California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
0.85%, due 1/1/50 (b)(c)(g)	17,450,000	17,292,718
California Municipal Finance Authority, Waste Management, Inc. Project, Revenue Bonds
0.70%, due 12/1/44 (b)(g)	6,500,000	6,250,180
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (b)(g)	5,000,000	4,949,190
		28,492,088
District of Columbia 0.3%
District of Columbia Housing Finance Agency, Cascade Park Apartments II Project, Revenue Bonds
0.70%, due 8/1/42 (g)	4,500,000	4,216,052
Georgia 0.2%
Bartow County Development Authority, Georgia Power Company Plant Bowen Project, Revenue Bonds
1.80%, due 9/1/29 (g)	2,800,000	2,400,989
	Principal Amount	Value

Georgia (continued)
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds
2.15%, due 10/1/32 (g)	$ 1,000,000	$ 963,503
		3,364,492
Illinois 0.1%
Illinois Finance Authority, Presbyterian Homes Obligated Group, Revenue Bonds
Series B
2.94%, due 5/1/42 (g)	1,125,000	1,091,321
Indiana 0.3%
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds
Series B
0.95%, due 12/1/38 (b)(g)	2,265,000	1,911,507
Indiana Finance Authority, Deaconess Health System, Revenue Bonds
Series B
2.54%, due 3/1/39 (g)	1,925,000	1,875,226
		3,786,733
Kansas 0.7%
City of Wichita KS, Wichita Senior Housing, Revenue Bonds
Series IV, Insured: FHA 221(D4)
0.51%, due 11/1/25 (g)	10,300,000	9,525,875
Louisiana 0.5%
Parish of St. John the Baptist LA, Marathon Oil Corp. Project, Revenue Bonds (g)
2.125%, due 6/1/37	925,000	891,423
Series B-2
2.375%, due 6/1/37	6,525,000	5,945,518
		6,836,941
Michigan 0.9%
City of Detroit MI, Water Sewage Disposal System, Revenue Bonds
Series D, Insured: AGM
3.108%, due 7/1/32 (g)	13,500,000	12,985,808

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Short Term Municipal Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
Nebraska 0.5%
County of Douglas NE, Creighton University, Revenue Bonds
Series B
2.77%, due 7/1/35 (g)	$ 6,445,000	$ 6,341,555
New Jersey 0.4%
New Jersey Turnpike Authority, Revenue Bonds (g)
Series C-4
2.89%, due 1/1/24	3,200,000	3,195,993
Series D-1
2.90%, due 1/1/24	2,600,000	2,596,744
		5,792,737
New York 3.0%
Metropolitan Transportation Authority, Revenue Bonds (g)
Series E-1
1.60%, due 11/15/50	10,865,000	10,865,000
Series D-2A-1, Insured: AGM
2.587%, due 11/1/32	11,250,000	11,000,248
Series D-2A-2, Insured: AGM
2.837%, due 11/1/32	10,875,000	10,314,908
New York City Housing Development Corp., Multi-Family Housing, Revenue Bonds
Series F2, Insured: FHA 542(C)
0.60%, due 5/1/61 (g)	5,000,000	4,507,707
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-4A
2.417%, due 1/1/32 (g)	4,455,000	4,376,645
		41,064,508
Ohio 1.2%
Ohio Air Quality Development Authority, American Electric Power Co. Project, Revenue Bonds (g)
2.10%, due 10/1/28 (b)	10,000,000	9,498,979
2.40%, due 12/1/38	5,710,000	4,892,413
2.50%, due 11/1/42 (b)	2,500,000	2,143,260
State of Ohio, Cleveland Clinic Health System Obligated Group, Revenue Bonds
2.64%, due 1/1/52 (g)	120,000	120,011
		16,654,663
	Principal Amount	Value

Pennsylvania 1.9%
County of Allegheny PA, Unlimited General Obligation
Series C-59B, Insured: AGM
2.414%, due 11/1/26 (g)	$ 815,000	$ 812,194
Lehigh County General Purpose Authority, Muhlenberg College Project, Revenue Bonds
2.82%, due 11/1/37 (g)	13,110,000	13,091,486
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Revenue Bonds
Series A
2.64%, due 6/1/41 (b)(g)	9,000,000	8,645,360
Pennsylvania Higher Educational Facilities Authority, Indiana University, Revenue Bonds
Series A, Insured: AGC
3.108%, due 7/1/27 (g)	2,230,000	2,186,121
University of Pittsburgh-of the Commonwealth System of Higher Education, Revenue Bonds
2.60%, due 2/15/24 (g)	2,000,000	1,999,346
		26,734,507
Rhode Island 0.4%
Rhode Island Health and Educational Building Corp., Bryant University, Revenue Bonds
1.50%, due 6/1/44 (g)	5,660,000	5,232,321
South Carolina 0.2%
Patriots Energy Group Financing Agency, Revenue Bonds
Series B
2.966%, due 10/1/48 (g)	2,180,000	2,156,636
Texas 2.3%
Capital Area Housing Finance Corp., Grand Avenue Flats Ltd., Revenue Bonds
0.29%, due 8/1/39 (g)	13,000,000	12,052,065
Harris County Cultural Education Facilities Finance Corp., Baylor College of Medicine, Revenue Bonds
Series A
2.85%, due 11/15/46 (g)	4,000,000	3,999,569
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
2.863%, due 9/15/27 (g)	$ 15,775,000	$ 15,148,092
		31,199,726
Washington 2.1%
County of King WA, Sewer, Revenue Bonds, Junior Lien
Series A
2.47%, due 1/1/40 (g)	20,000,000	19,457,206
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Revenue Bonds
3.29%, due 1/1/42 (g)	9,000,000	9,006,693
		28,463,899
Total Short-Term Municipal Notes (Cost $279,978,053)		270,062,977
Total Municipal Bonds (Cost $1,362,336,424)		1,309,824,470

Long-Term Bonds 0.3%
Corporate Bonds 0.3%
Commercial Services 0.2%
Yale University
Series 2020
0.873%, due 4/15/25	3,000,000	2,731,633
Entertainment 0.1%
Smithsonian Institution
0.974%, due 9/1/23	800,000	772,256
Healthcare-Services 0.0% ‡
Baptist Health Obligated Group
2.579%, due 12/1/22	350,000	349,026
Total Corporate Bonds (Cost $3,990,144)		3,852,915
Total Long-Term Bonds (Cost $3,990,144)		3,852,915
Total Investments (Cost $1,366,326,568)	96.2%	1,313,677,385
Other Assets, Less Liabilities	3.8	51,923,342
Net Assets	100.0%	$ 1,365,600,727

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(b)	Interest on these securities was subject to alternative minimum tax.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Step coupon—Rate shown was the rate in effect as of October 31, 2022.
(e)	Delayed delivery security.
(f)	Floating rate—Rate shown was the rate in effect as of October 31, 2022.
(g)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
AMBAC—Ambac Assurance Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHA—Federal Housing Administration
ICC—Insured Custody Certificates
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Short Term Municipal Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 1,039,761,493	$ —	$ 1,039,761,493
Short-Term Municipal Notes	—	270,062,977	—	270,062,977
Total Municipal Bonds	—	1,309,824,470	—	1,309,824,470
Long-Term Bonds
Corporate Bonds	—	3,852,915	—	3,852,915
Total Corporate Bonds	—	3,852,915	—	3,852,915
Total Investments in Securities	$ —	$ 1,313,677,385	$ —	$ 1,313,677,385

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $1,366,326,568)	$1,313,677,385
Cash	27,030,407
Due from custodian	4,834,126
Receivables:
Investment securities sold	47,367,250
Interest	13,434,239
Fund shares sold	6,833,033
Other assets	88,308
Total assets	1,413,264,748
Liabilities
Payables:
Investment securities purchased	34,825,799
Fund shares redeemed	11,151,981
Manager (See Note 3)	387,678
NYLIFE Distributors (See Note 3)	97,681
Custodian	93,605
Transfer agent (See Note 3)	75,687
Professional fees	65,310
Shareholder communication	41,441
Trustees	1,220
Accrued expenses	63,330
Distributions payable	860,289
Total liabilities	47,664,021
Net assets	$1,365,600,727
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 149,828
Additional paid-in-capital	1,464,359,712
1,464,509,540
Total distributable earnings (loss)	(98,908,813)
Net assets	$1,365,600,727
Class A
Net assets applicable to outstanding shares	$371,938,172
Shares of beneficial interest outstanding	40,807,128
Net asset value per share outstanding	$ 9.11
Maximum sales charge (1.00% of offering price)	0.09
Maximum offering price per share outstanding	$ 9.20
Class A2
Net assets applicable to outstanding shares	$ 76,254,011
Shares of beneficial interest outstanding	8,356,205
Net asset value and offering price per share outstanding	$ 9.13
Investor Class
Net assets applicable to outstanding shares	$ 2,752,881
Shares of beneficial interest outstanding	301,217
Net asset value per share outstanding	$ 9.14
Maximum sales charge (0.50% of offering price)	0.05
Maximum offering price per share outstanding	$ 9.19
Class I
Net assets applicable to outstanding shares	$831,311,439
Shares of beneficial interest outstanding	91,211,338
Net asset value and offering price per share outstanding	$ 9.11
Class R6
Net assets applicable to outstanding shares	$ 83,344,224
Shares of beneficial interest outstanding	9,151,766
Net asset value and offering price per share outstanding	$ 9.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Short Term Municipal Fund

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 13,309,585
Expenses
Manager (See Note 3)	2,690,352
Distribution/Service—Class A (See Note 3)	512,698
Distribution/Service—Class A2 (See Note 3)	114,464
Distribution/Service—Investor Class (See Note 3)	3,613
Transfer agent (See Note 3)	222,231
Custodian	189,545
Professional fees	85,299
Registration	78,615
Shareholder communication	26,810
Trustees	19,382
Miscellaneous	30,618
Total expenses before waiver/reimbursement	3,973,627
Expense waiver/reimbursement from Manager (See Note 3)	(130,115)
Net expenses	3,843,512
Net investment income (loss)	9,466,073
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(29,794,586)
Net change in unrealized appreciation (depreciation) on investments	79,004
Net realized and unrealized gain (loss)	(29,715,582)
Net increase (decrease) in net assets resulting from operations	$(20,249,509)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,466,073	$ 11,016,224
Net realized gain (loss)	(29,794,586)	(9,580,898)
Net change in unrealized appreciation (depreciation)	79,004	(72,063,429)
Net increase (decrease) in net assets resulting from operations	(20,249,509)	(70,628,103)
Distributions to shareholders:
Class A	(2,380,989)	(2,489,358)
Class A2	(525,313)	(604,316)
Investor Class	(12,124)	(7,453)
Class I	(6,896,288)	(11,061,272)
Class R6	(710,548)	—
Total distributions to shareholders	(10,525,262)	(14,162,399)
Capital share transactions:
Net proceeds from sales of shares	549,724,938	1,461,111,895
Net asset value of shares issued to shareholders in reinvestment of distributions	6,483,976	9,157,948
Cost of shares redeemed	(797,222,471)	(1,744,044,217)
Increase (decrease) in net assets derived from capital share transactions	(241,013,557)	(273,774,374)
Net increase (decrease) in net assets	(271,788,328)	(358,564,876)
Net Assets
Beginning of period	1,637,389,055	1,995,953,931
End of period	$1,365,600,727	$ 1,637,389,055
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51	$ 9.56
Net investment income (loss) (a)	0.05	0.04	0.06	0.13	0.12	0.10
Net realized and unrealized gain (loss)	(0.20)	(0.41)	0.21	(0.03)	0.07	(0.05)
Total from investment operations	(0.15)	(0.37)	0.27	0.10	0.19	0.05
Less distributions:
From net investment income	(0.05)	(0.05)	(0.08)	(0.14)	(0.12)	(0.10)
Net asset value at end of period	$ 9.11	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Total investment return (b)	(1.57)%	(3.81)%	2.85%	1.05%	2.04%(c)	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.03%††	0.36%	0.63%	1.30%	1.28%	1.06%
Net expenses	0.68%††	0.67%	0.65%	0.69%	0.71%	0.80%
Expenses (before waiver/reimbursement)	0.68%††	0.67%	0.65%	0.70%	0.71%	0.84%
Portfolio turnover rate	35%(d)	62%(d)	28%(d)	94%(d)	96%	69%
Net assets at end of period (in 000’s)	$ 371,938	$ 409,722	$ 503,769	$ 152,614	$ 113,023	$ 98,982

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended October 31, 2022*	Year Ended April 30,	September 30, 2020^ through April 30, 2021
Class A2		2022 *
Net asset value at beginning of period	$ 9.32	$ 9.75	$ 9.70**
Net investment income (loss) (a)	0.05	0.03	0.02
Net realized and unrealized gain (loss)	(0.19)	(0.41)	0.07
Total from investment operations	(0.14)	(0.38)	0.09
Less distributions:
From net investment income	(0.05)	(0.05)	(0.04)
Net asset value at end of period	$ 9.13	$ 9.32	$ 9.75
Total investment return (b)	(1.46)%	(3.91)%	0.90%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%††	0.36%	0.40%††
Net expenses	0.68%††	0.67%	0.65%††
Portfolio turnover rate (c)	35%	62%	28%
Net assets at end of period (in 000's)	$ 76,254	$ 98,890	$ 88,248

*	Unaudited.
**	Based on the net asset value of Class A as of September 30, 2020.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.33	$ 9.76	$ 9.57	$ 9.61	$ 9.54	$ 9.59
Net investment income (loss) (a)	0.03	0.01	0.04	0.09	0.08	0.06
Net realized and unrealized gain (loss)	(0.18)	(0.42)	0.20	(0.02)	0.07	(0.05)
Total from investment operations	(0.15)	(0.41)	0.24	0.07	0.15	0.01
Less distributions:
From net investment income	(0.04)	(0.02)	(0.05)	(0.11)	(0.08)	(0.06)
Net asset value at end of period	$ 9.14	$ 9.33	$ 9.76	$ 9.57	$ 9.61	$ 9.54
Total investment return (b)	(1.62)%	(4.19)%	2.64%	0.61%	1.56%	0.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70%††	0.06%	0.41%	0.98%	0.81%	0.60%
Net expenses	1.00%††	0.99%	0.98%	1.09%	1.18%	1.26%
Expenses (before waiver/reimbursement)	1.31%††	1.24%	1.25%	1.28%	1.30%	1.36%
Portfolio turnover rate	35%(c)	62%(c)	28%(c)	94%(c)	96%	69%
Net assets at end of period (in 000's)	$ 2,753	$ 2,884	$ 3,608	$ 4,158	$ 3,834	$ 3,366

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended October 31, 2022*	Year Ended April 30,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51	$ 9.56
Net investment income (loss) (a)	0.06	0.06	0.09	0.15	0.15	0.13
Net realized and unrealized gain (loss)	(0.19)	(0.40)	0.21	(0.02)	0.07	(0.05)
Total from investment operations	(0.13)	(0.34)	0.30	0.13	0.22	0.08
Less distributions:
From net investment income	(0.07)	(0.08)	(0.11)	(0.17)	(0.15)	(0.13)
Net asset value at end of period	$ 9.11	$ 9.31	$ 9.73	$ 9.54	$ 9.58	$ 9.51
Total investment return (b)	(1.43)%	(3.55)%	3.12%	1.34%	2.34%	0.84%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%††	0.63%	0.89%	1.58%	1.61%	1.36%
Net expenses	0.40%††	0.40%	0.40%	0.40%	0.40%	0.50%
Expenses (before waiver/reimbursement)	0.43%††	0.42%	0.40%	0.45%	0.45%	0.59%
Portfolio turnover rate	35%(c)	62%(c)	28%(c)	94%(c)	96%	69%
Net assets at end of period (in 000’s)	$ 831,311	$ 1,125,893	$ 1,400,328	$ 412,193	$ 337,116	$ 157,945

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay Short Term Municipal Fund

Financial Highlights selected per share data and ratios
May 2, 2022^ through October 31, 2022*
Class R6
Net asset value at beginning of period	$ 9.30**
Net investment income (loss) (a)	0.06
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	(0.12)
Less distributions:
From net investment income	(0.07)
Net asset value at end of period	$ 9.11
Total investment return (b)	(1.33)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††
Net expenses	0.40%††
Portfolio turnover rate (c)	35%
Net assets at end of period (in 000’s)	$ 83,344

*	Unaudited.
**	Based on the net asset value of Class I as of May 2, 2022.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Short Term Municipal Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 2, 2004
Class A2	September 30, 2020
Investor Class	February 28, 2008
Class I	January 2, 1991
Class R6	May 2, 2022
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 12 months of the date of purchase on shares that were purchased without an initial sales charge. Class A2 shares are offered at NAV without an initial sales charge, although a 0.50% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class A2 shares. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. SIMPLE Class shares are expected to be offered at NAV without a sales charge if such shares are offered in the future. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class A, Investor Class and SIMPLE Class shares are subject to a distribution and/or service fee. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that

62	MainStay MacKay Short Term Municipal Fund

quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The
63

Notes to Financial Statements (Unaudited) (continued)
methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Debt Securities Risk.  The Fund's investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer's credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the

64	MainStay MacKay Short Term Municipal Fund

Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2022, none of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the six-month period ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% on assets up to $ 1 billion; and 0.33% on assets from $1 billion up to $5 billion; and 0.32% on assets over $5 billion. During the six-month period ended October 31, 2022, the effective management fee rate was 0.34% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
65

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.70%, Class A2, 0.70% and Class I, 0.40%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class shares. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $2,690,352 and waived fees and/or reimbursed expenses in the amount of $130,115 and paid the Subadvisor fees of $1,280,118.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Class A2 and Investor Class Plans, the Distributor receives a monthly fee from Class A, Class A2 and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A, Class A2 and Investor Class shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Investor Class shares during the six-month period ended October 31, 2022, was $108.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Investor Class shares during the six-month period ended October 31, 2022, of $100,477 and $1,974, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 58,925	$ —
Class A2	13,133	—
Investor Class	9,550	(4,467)
Class I	138,691	—
Class R6	1,932	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$15,582,380	4.2%
Class A2	23,853	0.0‡
Class R6	24,628	0.0‡

‡	Less than one-tenth of a percent.

66	MainStay MacKay Short Term Municipal Fund

Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,369,288,796	$72,676	$(55,684,087)	$(55,611,411)
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $12,402,555, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$7,173	$5,229
During the year ended April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 1,474,609
Exempt Interest Dividends	12,687,790
Total	$14,162,399
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $511,689 and $725,147, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended October 31, 2022 and the year ended April 30, 2022, were as follows:
67

Notes to Financial Statements (Unaudited) (continued)
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	9,659,877	$ 89,835,899
Shares issued to shareholders in reinvestment of distributions	149,038	1,380,303
Shares redeemed	(13,116,253)	(121,862,854)
Net increase (decrease) in shares outstanding before conversion	(3,307,338)	(30,646,652)
Shares converted into Class A (See Note 1)	103,314	961,720
Shares converted from Class A (See Note 1)	(345)	(3,165)
Net increase (decrease)	(3,204,369)	$ (29,688,097)
Year ended April 30, 2022:
Shares sold	25,468,868	$ 246,761,379
Shares issued to shareholders in reinvestment of distributions	157,184	1,513,215
Shares redeemed	(33,406,373)	(322,275,514)
Net increase (decrease) in shares outstanding before conversion	(7,780,321)	(74,000,920)
Shares converted into Class A (See Note 1)	41,919	402,782
Shares converted from Class A (See Note 1)	(261)	(2,536)
Net increase (decrease)	(7,738,663)	$ (73,600,674)

Class A2	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,047,877	$ 9,740,471
Shares issued to shareholders in reinvestment of distributions	56,603	525,313
Shares redeemed	(3,317,635)	(30,792,212)
Net increase (decrease) in shares outstanding before conversion	(2,213,155)	(20,526,428)
Shares converted from Class A2 (See Note 1)	(41,230)	(384,679)
Net increase (decrease)	(2,254,385)	$ (20,911,107)
Year ended April 30, 2022:
Shares sold	8,256,657	$ 80,252,982
Shares issued to shareholders in reinvestment of distributions	62,731	604,025
Shares redeemed	(6,763,650)	(64,920,522)
Net increase (decrease)	1,555,738	$ 15,936,485

Investor Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	67,086	$ 627,282
Shares issued to shareholders in reinvestment of distributions	1,262	11,710
Shares redeemed	(47,256)	(441,056)
Net increase (decrease) in shares outstanding before conversion	21,092	197,936
Shares converted from Investor Class (See Note 1)	(28,845)	(269,054)
Net increase (decrease)	(7,753)	$ (71,118)
Year ended April 30, 2022:
Shares sold	125,760	$ 1,214,335
Shares issued to shareholders in reinvestment of distributions	750	7,255
Shares redeemed	(145,542)	(1,409,867)
Net increase (decrease) in shares outstanding before conversion	(19,032)	(188,277)
Shares converted into Investor Class (See Note 1)	261	2,536
Shares converted from Investor Class (See Note 1)	(41,789)	(402,782)
Net increase (decrease)	(60,560)	$ (588,523)

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	44,876,760	$ 417,112,891
Shares issued to shareholders in reinvestment of distributions	492,324	4,564,036
Shares redeemed	(63,695,437)	(591,360,338)
Net increase (decrease) in shares outstanding before conversion	(18,326,353)	(169,683,411)
Shares converted into Class I (See Note 1)	345	3,165
Shares converted from Class I (See Note 1)	(11,410,817)	(105,778,277)
Net increase (decrease)	(29,736,825)	$ (275,458,523)
Year ended April 30, 2022:
Shares sold	117,202,202	$ 1,132,883,199
Shares issued to shareholders in reinvestment of distributions	730,370	7,033,453
Shares redeemed	(140,847,545)	(1,355,438,314)
Net increase (decrease)	(22,914,973)	$ (215,521,662)

68	MainStay MacKay Short Term Municipal Fund

Class R6(a)	Shares	Amount
Period ended October 31, 2022:
Shares sold	3,498,487	$ 32,408,395
Shares issued to shareholders in reinvestment of distributions	284	2,614
Shares redeemed	(5,737,026)	(52,766,011)
Net increase (decrease) in shares outstanding before conversion	(2,238,255)	(20,355,002)
Shares converted into Class R6 (See Note 1)	11,423,140	105,778,278
Shares converted from Class R6 (See Note 1)	(33,119)	(307,988)
Net increase (decrease)	9,151,766	$ 85,115,288

(a)	The inception of the class was May 2, 2022.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
At meetings held on December 6-7, 2022, the Board of Trustees of MainStay Funds Trust approved the change of the Fund's fiscal year end from April 30th to October 31st effective May 1, 2023.
69

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
70	MainStay MacKay Short Term Municipal Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013757.2MS229-22	MSSTM10-12/22
(NYLIM) NL230

MainStay MacKay Strategic Municipal Allocation Fund

Message from the President and Semiannual Report
Unaudited  |  October 31, 2022
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the six-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about rising inflation and Russia’s invasion of Ukraine weighing on markets. On one hand, rising commodity prices and hopes that inflationary pressures might subside supported some asset classes and sectors. On the other, the U.S. Federal Reserve (the “Fed”) issued increasingly hawkish statements regarding its intention to combat mounting inflation. As a result, equity markets remained flat while U.S. fixed-income markets gained modest ground in May. Early June saw a downturn across asset classes as economic data showed increasing inflationary pressures, causing investors to anticipate a higher-than-previously-expected rate increase from the Fed at its meeting on June 15, 2022. Indeed, the Fed raised rates by 0.75% at that meeting, from a range of 0.75% to 1.00% to a range of 1.50% to 1.75%, its largest increase of the year to date. Markets rallied in the wake of the Fed meeting as investors started to hope that slowing economic growth might lead to rate decreases later in the year. In August, however, signs of persistently increasing inflation and statements from the Fed indicated that further rate increases were seen as necessary, undercutting optimism and driving stock and bond prices lower through mid-October. The Fed implemented two additional 0.75% rate increases during that time, with additional increases expected before the end of the year. International central banks generally raised rates as well in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and international risk-averse sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
Despite a rally in the closing weeks of October, the S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 5% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil and Mexico, gained ground. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. Some floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP (gross domestic product) growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have log defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	6/28/2019	-7.99%	-14.15%	-2.07%	0.97%
		Excluding sales charges		-3.65	-10.10	-0.71	0.97
Investor Class Shares[4,5]	Maximum 2.5% Initial Sales Charge	With sales charges	6/28/2019	-7.58	-13.74	-2.27	1.17
		Excluding sales charges		-3.73	-10.15	-0.92	1.17
Class C Shares	Maximum 1% CDSC	With sales charges	6/28/2019	-4.81	-11.44	-1.20	1.42
	if redeemed Within One Year of Purchase	Excluding sales charges		-3.86	-10.57	-1.20	1.42
Class I Shares	No Sales Charge		6/28/2019	-3.43	-9.88	-0.51	0.71
Class R6 Shares	No Sales Charge		6/28/2019	-3.53	-9.96	-0.53	0.70

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.5%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4%, which is reflected in the applicable average annual total return figures shown.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg Municipal Bond Index 1-15 Yr Blend[2]	-2.41%	-8.94%	-0.78%
Morningstar Muni National Intermediate Category Average[3]	-4.07	-11.21	-1.42

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index 1-15 Yr Blend is the Fund's primary broad-based securities-market index for comparison purposes.
3.	The Morningstar Municipal National Intermediate Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of 4.0 to 6.0 years (or average maturities of five to 12 years). Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Municipal Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Municipal Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$963.50	$3.81	$1,021.32	$3.92	0.77%
Investor Class Shares	$1,000.00	$962.70	$4.55	$1,020.57	$4.69	0.92%
Class C Shares	$1,000.00	$961.40	$5.78	$1,019.31	$5.96	1.17%
Class I Shares	$1,000.00	$965.70	$2.58	$1,022.58	$2.65	0.52%
Class R6 Shares	$1,000.00	$964.70	$2.48	$1,022.68	$2.55	0.50%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of October 31, 2022 (Unaudited)
Illinois	12.1%
New York	10.1
Texas	9.4
Florida	8.2
California	6.2
Alabama	5.8
Georgia	3.6
New Jersey	3.6
Pennsylvania	3.3
Utah	3.1
Michigan	2.9
Indiana	2.9
Colorado	2.8
Missouri	2.7
North Carolina	2.6
Wisconsin	2.5
Ohio	2.0
Nebraska	1.6
Washington	1.5
Rhode Island	1.4
Tennessee	1.1
Connecticut	1.1
Puerto Rico	1.0
Maryland	1.0
Kansas	1.0%
Massachusetts	1.0
Guam	0.9
Arizona	0.9
Kentucky	0.9
Minnesota	0.8
Iowa	0.7
Vermont	0.7
West Virginia	0.6
U.S. Virgin Islands	0.5
Mississippi	0.4
New Mexico	0.4
New Hampshire	0.3
Montana	0.3
South Dakota	0.3
Idaho	0.2
Alaska	0.1
Wyoming	0.1
North Dakota	0.1
Louisiana	0.1
Hawaii	0.0‡
Other Assets, Less Liabilities	–2.8
100.0%
‡ Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of October 31, 2022 (excluding short-term investments) (Unaudited)
1.	City of New York NY, 1.65%-5.25%, due 10/1/38–10/1/47
2.	Black Belt Energy Gas District, 2.59%-5.50%, due 12/1/49–11/1/53
3.	Southeast Energy Authority, (zero coupon)-4.00%, due 11/1/51–1/1/53
4.	City of Chicago IL, 4.00%-6.00%, due 1/1/33–1/1/38
5.	Port Authority of New York & New Jersey, 4.00%-5.00%, due 11/1/37–8/1/38
6.	New Jersey Economic Development Authority, 5.00%-5.625%, due 11/15/30–11/1/44
7.	Tender Option Bond Trust Receipts, 2.38%, due 12/15/50
8.	State of Illinois, 5.00%-5.50%, due 12/1/26–5/1/39
9.	California Municipal Finance Authority, 4.125%-5.25%, due 11/1/36–10/1/41
10.	City of Bloomington IN, 5.00%, due 7/1/30–7/1/36

8	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Municipal Allocation Fund perform relative to its benchmark and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay MacKay Strategic Municipal Allocation Fund returned −3.43%, underperforming the −2.41% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index 1–15 Year Blend (the “Index”). Over the same period, Class I shares outperformed the −4.07% return of the Morningstar Muni National Intermediate Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index partly due to underweight exposure to bonds rated AA and A.2 From a geographic perspective, overweight exposure to holdings from Illinois detracted from relative results. The Fund’s overweight exposure to 4% coupons detracted from performance. Bonds maturing 14 years and over also detracted from relative return.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
During the reporting period, markets extended their historic drawdown, driven by the combination of rising U.S. Treasury yields, ongoing monetary policy tightening and geopolitical uncertainty. The municipal market mirrored this broader sell-off, and many investors reacted by withdrawing money from their municipal holdings. The municipal market experienced record outflows, which ultimately drove municipal rates higher and impacted the Fund's return during the reporting period.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the Fund held U.S. Treasury futures to hedge the duration3 relative to the Index. This position made a positive contribution to the relative performance of the Fund. (Contributions take weightings and total returns into account.)
What was the Fund’s duration strategy during the reporting period?
As relative value investors, the team aims to keep the Fund’s duration within a neutral range relative to that of the Index. As of October 31, 2022, the Fund's modified duration to worst4 was 5.45 years compared to 4.68 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Across sectors, the Fund’s underweight positions in state general obligation, leasing and prerefunded/ETM (escrowed to maturity) contributed positively to relative results. Meanwhile, overweight positions in the local general obligation, water & sewer and IDR/PCR (industrial development revenue/pollution control revenue) sectors detracted from relative performance.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, the Fund increased sector exposure to electric and housing. In addition, there was increased exposure to AAA-rated5 bonds, as well as to 20-year bonds. Conversely, the Fund decreased sector exposure to the education and hospital sectors. Lastly, there was a decreased exposure to 30+ year bonds and to Illinois holdings.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
5.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the Fund held overweight positions relative to the Index in the housing and local general obligation sectors, in addition to holdings from the state of Illinois and 17-year-and-over bonds. As of the same date, the Fund held underweight exposure to the state general obligation and prerefunded/ETM sectors, and to the states of California and New York, and bonds maturing between 2 and 10 years.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Municipal Allocation Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Principal Amount	Value
Municipal Bonds 102.8%
Long-Term Municipal Bonds 92.8%
Alabama 5.4%
Black Belt Energy Gas District, Project No. 4, Revenue Bonds
Series A-1
4.00%, due 12/1/49 (a)	$ 1,480,000	$ 1,435,419
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	1,760,000	1,694,811
Black Belt Energy Gas District, Revenue Bonds (a)
Series B-1
4.00%, due 4/1/53	640,000	607,471
Series F
5.50%, due 11/1/53	1,600,000	1,616,861
Prichard Water Works & Sewer Board, Revenue Bonds
2.375%, due 11/1/28	205,000	123,000
Southeast Energy Authority, A Cooperative District, Project No. 3, Revenue Bonds
Series A-1
(zero coupon), due 1/1/53	1,600,000	1,618,225
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 11/1/51 (a)	760,000	709,832
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	2,600,000	2,342,261
		10,147,880
Alaska 0.1%
Alaska Industrial Development & Export Authority, Interior Gas Utility Project, Revenue Bonds
Series A
5.00%, due 6/1/28	250,000	246,544
Arizona 0.9%
Arizona Industrial Development Authority, Ball Charter Schools Projet, Revenue Bonds
2.65%, due 7/1/26	90,000	83,899
	Principal Amount	Value

Arizona (continued)
City of Mesa AZ, Utility System, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/30	$ 1,050,000	$ 1,131,287
Glendale Industrial Development Authority, Royal Oaks Life Care Community, Revenue Bonds
4.00%, due 5/15/28	620,000	576,397
		1,791,583
California 5.1%
California Municipal Finance Authority, Palomar Health Obligated Group, Certificate of Participation
Series A, Insured: AGM
5.25%, due 11/1/36 (b)	1,300,000	1,347,977
California Public Finance Authority, Enso Village Project, Revenue Bonds
Series B-3
2.125%, due 11/15/27 (c)	250,000	228,164
California School Finance Authority, Classical Academies Oceanside Project, Revenue Bonds
Series A
4.00%, due 10/1/27 (c)	500,000	488,954
California School Finance Authority, Sonoma County Junior College District Project, Revenue Bonds
Series A
4.00%, due 11/1/41 (c)	240,000	174,700
California Statewide Communities Development Authority, Community Infrastructure Program, Special Assessment
Series A
4.00%, due 9/2/26	260,000	249,111
California Statewide Communities Development Authority, CHF-Irvine LLC, Revenue Bonds
Insured: BAM
4.00%, due 5/15/35	290,000	275,976
City of Long Beach CA, Airport System, Revenue Bonds
Series B, Insured: AGM
5.00%, due 6/1/28	250,000	270,455
Series A, Insured: AGM
5.00%, due 6/1/31	250,000	276,580

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of Long Beach CA, Airport System, Revenue Bonds (continued)
Series B, Insured: AGM
5.00%, due 6/1/31	$ 150,000	$ 165,948
City of San Mateo CA, Community Facilities District No. 2008-1, Special Tax
Insured: BAM
5.25%, due 9/1/35	1,000,000	1,053,493
City of Vernon CA, Electric System, Revenue Bonds
Series A
5.00%, due 10/1/27	250,000	256,938
Compton Community College District, Election of 2002, Unlimited General Obligation
Series D, Insured: BAM
(zero coupon), due 8/1/38	1,000,000	355,659
Corona Community Facilities District, Community Facilities District No. 2018-2, Special Tax
Series A
5.00%, due 9/1/29	100,000	104,511
County of Los Angeles CA Community Facilities District No. 2021-01, Improvement Area No. 1, Special Tax
5.00%, due 9/1/27	100,000	103,929
5.00%, due 9/1/30	175,000	179,761
5.00%, due 9/1/32	175,000	178,148
Fresno Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.00%, due 8/1/40	250,000	261,231
Hercules Redevelopment Agency Successor Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/37	500,000	523,687
Merced City School District, Election 2014, Unlimited General Obligation
Insured: AGM
4.00%, due 8/1/46	100,000	87,091
Oakland Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
4.00%, due 8/1/46	500,000	433,327
	Principal Amount	Value

California (continued)
Ravenswood City School District, Election 2018, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/36	$ 360,000	$ 381,717
Sacramento City Financing Authority, Capital Appreciation, Tax Allocation
Insured: NATL-RE
(zero coupon), due 12/1/23	735,000	707,769
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/49	1,500,000	1,498,342
		9,603,468
Colorado 2.7%
Arkansas River Power Authority, Revenue Bonds
Series A
5.00%, due 10/1/38	1,000,000	970,162
Colorado Health Facilities Authority, Aberdeen Ridge, Inc. Obligated Group, Revenue Bonds
Series B-3
2.125%, due 5/15/28	250,000	224,265
Colorado Health Facilities Authority, CommonSpirit Health, Revenue Bonds
Series A-1
4.00%, due 8/1/44	250,000	201,881
Series A-2
5.00%, due 8/1/33	90,000	91,439
Series A-1
5.00%, due 8/1/35	180,000	181,368
Series A
5.25%, due 11/1/37	1,450,000	1,476,383
Fiddlers Business Improvement District, Unlimited General Obligation
5.00%, due 12/1/32 (c)	200,000	194,422
Ground Water Management Subdistrict of Central Colorado, Water Conservancy District, Limited General Obligation
Insured: BAM
4.00%, due 12/1/40	250,000	222,519
Jefferson County School District R-1, Unlimited General Obligation
Series A, Insured: BAM State Aid Withholding
4.00%, due 12/15/36	1,000,000	968,017

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
VDW Metropolitan District No. 2, Limited General Obligation
Series A-2, Insured: BAM
4.00%, due 12/1/45	$ 580,000	$ 491,233
		5,021,689
Connecticut 0.8%
State of Connecticut, Transportation Infrastructure, Special Tax
Series A
5.25%, due 7/1/40	1,500,000	1,612,196
Florida 8.2%
CFM Community Development District, Capital Improvement, Special Assessment
2.875%, due 5/1/31	100,000	82,654
City of Gainesville FL, Revenue Bonds
Series A
5.00%, due 10/1/47	635,000	642,110
City of Palmetto FL, Renaissance Arts and Education, Inc., Revenue Bonds
Series A
4.25%, due 6/1/27	160,000	156,031
Series A
5.00%, due 6/1/32	100,000	98,177
City of Pompano Beach FL, John Knox Village Projet, Revenue Bonds
Series B-2
1.45%, due 1/1/27	250,000	213,944
Cobblestone Community Development District, Assessment Area Two, Special Assessment
Series 2
3.40%, due 5/1/27 (c)	160,000	147,879
County of Miami-Dade FL, Transit System, Revenue Bonds
5.00%, due 7/1/43	2,300,000	2,398,084
County of Miami-Dade FL, Unlimited General Obligation
Series A
5.00%, due 7/1/43	1,000,000	1,033,022
Florida Development Finance Corp., Mater Academy Project, Revenue Bonds
Series A
5.00%, due 6/15/31	515,000	514,462
	Principal Amount	Value

Florida (continued)
Florida Development Finance Corp., UF Health Jacksonville Project, Revenue Bonds
Series A
5.00%, due 2/1/37	$ 500,000	$ 466,530
Fort Pierce Utilities Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/28	700,000	748,110
Series A, Insured: AGM
5.00%, due 10/1/30	350,000	378,330
Series A, Insured: AGM
5.00%, due 10/1/32	150,000	161,759
Series A, Insured: AGM
5.00%, due 10/1/34	325,000	346,585
Series A, Insured: AGM
5.00%, due 10/1/35	500,000	531,308
Series A, Insured: AGM
5.00%, due 10/1/36	475,000	503,267
Harbor Bay Community Development District, Special Assessment
Series A-1
3.10%, due 5/1/24	290,000	281,438
Series A-2
3.10%, due 5/1/24	185,000	179,538
Hilltop Point Community Development District, Assessment Area One, Special Assessment
Series 1
4.60%, due 5/1/27	100,000	97,153
Hilltop Point Community Development District, Assessment Area Two, Special Assessment
Series 2
4.75%, due 5/1/27	200,000	194,559
Laurel Road Community Development District, Special Assessment
Series A2
3.125%, due 5/1/31	235,000	196,380
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida, Revenue Bonds
Series B
4.00%, due 11/15/46	600,000	473,988
Palm Coast Park Community Development District, Spring Lake Tracts 2 and 3, Special Assessment
2.40%, due 5/1/26	100,000	90,789
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
Palm Coast Park Community Development District, Sawmill Branch Phase 2, Special Assessment
4.15%, due 5/1/27	$ 400,000	$ 388,256
Pinellas County Industrial Development Authority, Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Project, Revenue Bonds
5.00%, due 7/1/29	500,000	499,125
Preston Cove Community Development District, Special Assessment
3.25%, due 5/1/27	170,000	156,113
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	100,000	82,714
Reunion West Community Development District, Special Assessment
3.00%, due 5/1/36	100,000	74,857
Rolling Hills Community Development District, Special Assessment
Series A-2
3.65%, due 5/1/32	200,000	172,642
Seminole Improvement District, Revenue Bonds
5.00%, due 10/1/32	250,000	240,903
Southshore Bay Community Development District, District Assessment Area One, Special Assessment
3.00%, due 5/1/33 (c)	595,000	475,450
Sunbridge Stewardship District, Weslyn Park Project Assessment, Special Assessment
4.60%, due 5/1/32	460,000	430,660
Tampa Bay Water, Revenue Bonds
5.00%, due 10/1/40	1,580,000	1,681,483
Verano No. 3 Community Development District, Special Assessment
2.375%, due 5/1/26	40,000	36,284
Village Community Development District No. 13, Special Assessment
2.85%, due 5/1/36	1,495,000	1,046,999
Watergrass Community Development District II, Special Assessment
2.50%, due 5/1/31	100,000	80,130
	Principal Amount	Value

Florida (continued)
Windward at Lakewood Ranch Community Development District, Phase 2 Project, Special Assessment
3.625%, due 5/1/32	$ 135,000	$ 116,877
Wiregrass II Community Development District, Assessment Area Two, Special Assessment
4.80%, due 5/1/32	100,000	94,169
		15,512,759
Georgia 3.5%
Atlanta Urban Redevelopment Agency, Atlanta BeltLine Special Service District, Revenue Bonds
Insured: BAM
2.875%, due 7/1/31 (c)	500,000	432,175
City of Atlanta GA, Department of Aviation, Revenue Bonds
Series B
5.00%, due 7/1/34 (d)	450,000	454,855
City of Atlanta GA, Airport Passenger Facility Charge, Revenue Bonds, Sub. Lien
Series C
5.00%, due 7/1/40	1,350,000	1,380,550
DeKalb Private Hospital Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series B
4.00%, due 7/1/38	820,000	767,819
Main Street Natural Gas, Inc., Revenue Bonds
Series A
4.00%, due 4/1/48 (a)	1,250,000	1,247,433
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
5.00%, due 1/1/38	500,000	493,740
Walton County Water & Sewer Authority, Walton-Hard Labor Creek Reservoir Water Treatment Facility Project, Revenue Bonds
5.25%, due 2/1/47	1,700,000	1,782,212
		6,558,784

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Guam 0.9%
Territory of Guam, Business Privilege Tax, Revenue Bonds
Series F
4.00%, due 1/1/36	$ 400,000	$ 338,364
Series D
5.00%, due 11/15/27	365,000	365,423
Territory of Guam, Section 30, Revenue Bonds
Series A
5.00%, due 12/1/34	1,000,000	961,731
		1,665,518
Hawaii 0.0% ‡
Kauai County Community Facilities District, Kukui'ula Development Project, Special Tax
4.00%, due 5/15/26	80,000	78,092
Idaho 0.2%
Idaho Health Facilities Authority, Madison Memorial Hospital, Revenue Bonds
5.00%, due 9/1/37	370,000	353,617
Illinois 12.1%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/25	500,000	434,452
Chicago Board of Education, Unlimited General Obligation
Series B
5.00%, due 12/1/31	1,000,000	971,932
Series A
5.00%, due 12/1/37	1,085,000	995,161
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series D
5.00%, due 1/1/28	250,000	265,015
Series D
5.00%, due 1/1/36	1,000,000	1,042,717
Series D
5.00%, due 1/1/37	1,000,000	1,027,592
	Principal Amount	Value

Illinois (continued)
City of Chicago IL, Unlimited General Obligation
Series A
4.00%, due 1/1/36	$ 500,000	$ 420,856
Series A
5.00%, due 1/1/33	920,000	882,012
Series A
6.00%, due 1/1/38	2,500,000	2,547,027
City of Joliet IL, Rock Run Crossing Project, Unlimited General Obligation
Insured: BAM
5.50%, due 12/15/42	2,000,000	2,150,127
Illinois Finance Authority, Washington and Jane Smith Home (The), Revenue Bonds
4.00%, due 10/15/23	205,000	202,980
4.00%, due 10/15/24	215,000	210,185
Illinois Finance Authority, Acero Charter Schools, Inc., Revenue Bonds
4.00%, due 10/1/33 (c)	250,000	214,156
Illinois Finance Authority, Carle Foundation, Revenue Bonds
Series A
5.00%, due 8/15/33	250,000	261,521
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	1,500,000	1,462,927
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 1/1/43	1,000,000	1,014,518
Lake County Consolidated High School District No. 120 Mundelein, Limited General Obligation
Series A
5.50%, due 12/1/38	825,000	874,818
Regional Transportation Authority, Revenue Bonds
Series A, Insured: NATL-RE
5.50%, due 7/1/24	160,000	165,144
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/30	500,000	518,791
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/38	$ 575,000	$ 593,228
Series A, Insured: AGM
5.50%, due 12/1/36	350,000	379,293
Southwestern Illinois Development Authority, Southwestern Illinois Flood Prevention District Council, Revenue Bonds
4.00%, due 4/15/33	525,000	515,222
State of Illinois, Unlimited General Obligation
Series A
5.00%, due 12/1/26	500,000	503,554
Series D
5.00%, due 11/1/28	1,000,000	1,001,750
5.00%, due 2/1/39	1,370,000	1,301,153
5.50%, due 5/1/39	500,000	502,654
Village of Mundelein IL, Unlimited General Obligation
Insured: AGM
4.00%, due 12/15/39	250,000	230,386
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.25%, due 1/1/39	175,000	183,785
Insured: BAM
5.50%, due 1/1/43	1,825,000	1,935,507
		22,808,463
Indiana 2.9%
Center Grove Community School Corp., Limited General Obligation
Insured: State Intercept
5.00%, due 1/1/24 (b)	1,500,000	1,516,192
City of Bloomington IN, Waterworks, Revenue Bonds
Insured: BAM
5.00%, due 7/1/30	225,000	244,756
Insured: BAM
5.00%, due 7/1/31	250,000	269,992
Insured: BAM
5.00%, due 7/1/32	300,000	322,725
	Principal Amount	Value

Indiana (continued)
City of Bloomington IN, Waterworks, Revenue Bonds (continued)
Insured: BAM
5.00%, due 7/1/33	$ 250,000	$ 266,970
Insured: BAM
5.00%, due 7/1/36	1,495,000	1,583,587
Evansville Waterworks District, Revenue Bonds
Series A, Insured: BAM
5.00%, due 1/1/36	500,000	529,083
Series A, Insured: BAM
5.00%, due 7/1/38	575,000	601,238
Indiana Finance Authority, Indianapolis Power & Light Co., Revenue Bonds
Series A
1.40%, due 8/1/29 (a)	250,000	200,185
		5,534,728
Iowa 0.6%
Jesup Community School District, Unlimited General Obligation
Insured: AGM
4.00%, due 6/1/29	535,000	542,810
Insured: AGM
4.00%, due 6/1/30	560,000	565,421
		1,108,231
Kansas 1.0%
City of Dodge KS, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 9/1/32	305,000	328,336
Johnson County Unified School District No. 233 Olathe, Unlimited General Obligation
Series A
4.00%, due 9/1/36	1,685,000	1,631,227
		1,959,563
Kentucky 0.6%
Kentucky Bond Development Corp., Revenue Bonds
Insured: BAM
5.00%, due 9/1/38	1,000,000	1,048,103

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Louisiana 0.1%
Jefferson Parish Consolidated Sewerage District No. 1, Revenue Bonds
Insured: BAM
4.00%, due 2/1/42	$ 260,000	$ 230,058
Maryland 1.0%
City of Baltimore MD, Harbor Point Project, Revenue Bonds
4.50%, due 6/1/33	100,000	91,528
Maryland Community Development Administration, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
5.00%, due 9/1/42	1,000,000	1,004,344
Maryland Economic Development Corp., Morgan View & Thurgood Marshall Student Housing, Revenue Bonds
Series A
5.25%, due 7/1/32 (b)	465,000	479,886
State of Maryland, Unlimited General Obligation
Series A
5.00%, due 3/15/32	225,000	247,328
		1,823,086
Massachusetts 1.0%
Commonwealth of Massachusetts, COVID-19 Recovery Assessment, Revenue Bonds
Series A
3.564%, due 7/15/23	2,000,000	1,984,556
Michigan 2.9%
Calhoun County Hospital Finance Authority, Oaklawn Hospital, Revenue Bonds
5.00%, due 2/15/28	240,000	243,096
County of Genesee MI, Limited General Obligation
Insured: AGM
5.00%, due 6/1/27	355,000	373,968
Insured: AGM
5.00%, due 6/1/29	180,000	192,606
	Principal Amount	Value

Michigan (continued)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, Second Lien
Series C
5.00%, due 7/1/36	$ 1,000,000	$ 1,025,803
Michigan Finance Authority, Lawrence Technological University, Revenue Bonds
4.00%, due 2/1/27	185,000	174,843
Michigan Finance Authority, Tobacco Settlement Asset-Backed, Revenue Bonds, Senior Lien
Series A, Class 1
4.00%, due 6/1/34	500,000	452,384
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
5.00%, due 4/15/29	1,000,000	1,080,264
Michigan Finance Authority, Public Lighting Authority Local Project, Revenue Bonds
5.00%, due 7/1/31	100,000	100,124
Richmond Community Schools, School Building and Site, Unlimited General Obligation
Series I, Insured: Q-SBLF
4.00%, due 5/1/36	750,000	727,432
Summit Academy North, Michigan Public School Academy, Revenue Bonds
2.25%, due 11/1/26	250,000	223,522
Wayne-Westland Community Schools, Unlimited General Obligation
Insured: Q-SBLF
4.00%, due 11/1/38	500,000	457,820
Wyoming Public Schools, Unlimited General Obligation
Series III, Insured: AGM
4.00%, due 5/1/41	500,000	444,649
		5,496,511
Minnesota 0.8%
City of Independence MN, Global Academy Project, Revenue Bonds
Series A
4.00%, due 7/1/41	280,000	213,853
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Minnesota (continued)
Minneapolis Special School District No. 1, School Building, Unlimited General Obligation
Series B, Insured: SD CRED PROG
5.00%, due 2/1/28	$ 460,000	$ 493,889
Minneapolis Special School District No. 1, Long Term Facilities Maintenance, Unlimited General Obligation
Series B, Insured: SD CRED PROG
5.00%, due 2/1/31	750,000	802,824
		1,510,566
Mississippi 0.4%
Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Project, Revenue Bonds
5.00%, due 1/1/34	810,000	830,303
Missouri 1.7%
Hickman Mills C-1 School District, Unlimited General Obligation
Series C-1, Insured: BAM
5.75%, due 3/1/42 (b)	2,000,000	2,132,324
Wright City R-II School District, Unlimited General Obligation
Insured: AGM
6.00%, due 3/1/28	200,000	222,943
Insured: AGM
6.00%, due 3/1/30	350,000	400,782
Insured: AGM
6.00%, due 3/1/32	415,000	484,718
		3,240,767
Montana 0.3%
County of Gallatin MT, Bozeman Fiber Project, Revenue Bonds (c)
Series A
4.00%, due 10/15/32	300,000	256,635
Series A
4.00%, due 10/15/36	300,000	239,951
		496,586
	Principal Amount	Value

Nebraska 1.6%
Central Plains Energy, Nebraska Gas Project No. 4, Revenue Bonds
Series A
5.00%, due 3/1/50 (a)	$ 1,500,000	$ 1,500,973
Omaha Public Power District Nebraska City Station Unit 2, Revenue Bonds
Series A
5.25%, due 2/1/42	1,500,000	1,533,328
		3,034,301
New Hampshire 0.3%
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc. Project, Revenue Bonds
Series A
4.00%, due 4/1/30 (d)	500,000	494,374
New Jersey 3.6%
Essex County Improvement Authority, North Star Academy Charter School Project, Revenue Bonds
4.00%, due 7/15/30 (c)	250,000	235,141
New Jersey Economic Development Authority, School Facilities Construction, Revenue Bonds
Series UU
5.00%, due 6/15/40	470,000	461,832
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
5.00%, due 11/1/44	3,000,000	2,886,927
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
Series B
5.625%, due 11/15/30 (d)	250,000	246,749
New Jersey Housing & Mortgage Finance Agency, Amity Heights Apartments, Revenue Bonds
Series A, Insured: HUD Sector 8
3.50%, due 7/1/25 (a)	2,000,000	1,974,768
New Jersey Turnpike Authority, Revenue Bonds
Series B
5.00%, due 1/1/42	1,000,000	1,038,309
		6,843,726

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Mexico 0.4%
New Mexico Hospital Equipment Loan Council, La Vida Expansion Project, Revenue Bonds
Series C
2.25%, due 7/1/23	$ 750,000	$ 739,398
New York 6.9%
Albany Capital Resource Corp., Albany Leadership Charter High School For Girls Project, Revenue Bonds
4.00%, due 6/1/29	360,000	333,325
City of New York NY, Unlimited General Obligation
Series B-1
5.25%, due 10/1/47	1,500,000	1,568,712
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A, Insured: AGM
4.00%, due 2/15/47	540,000	459,548
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A1
5.00%, due 11/15/29	500,000	503,692
Metropolitan Transportation Authority, Revenue Bonds
Series C
5.00%, due 11/15/38	250,000	241,522
Series C
5.00%, due 11/15/42	500,000	472,835
Monroe County Industrial Development Corp., Rochester Regional Health Project, Revenue Bonds
4.00%, due 12/1/36	375,000	319,244
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series AA-1
5.00%, due 6/15/48	305,000	311,876
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series F-1
5.00%, due 5/1/42	750,000	761,917
	Principal Amount	Value

New York (continued)
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	$ 500,000	$ 419,029
New York Liberty Development Corp., Green Bond, Revenue Bonds
Series A, Insured: AGM-CR
2.75%, due 11/15/41	370,000	257,941
New York Liberty Development Corp., 3 World Trade Center LLC, Revenue Bonds
Class 1
5.00%, due 11/15/44 (c)	250,000	219,652
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series E
3.00%, due 3/15/41	250,000	183,502
New York State Dormitory Authority, Sales tax, Revenue Bonds
Series E-3
5.00%, due 3/15/41	1,500,000	1,544,264
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series A
4.00%, due 3/15/38	250,000	230,754
Port Authority of New York & New Jersey, Consolidated 218th, Revenue Bonds
Series 218
4.00%, due 11/1/37 (d)	380,000	337,674
Port Authority of New York & New Jersey, Consolidated 234th, Revenue Bonds
Series 234
5.00%, due 8/1/38 (d)	3,500,000	3,429,120
Schenectady County Capital Resource Corp., Union College Project, Revenue Bonds
5.00%, due 7/1/32	500,000	533,997
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series A-2
2.00%, due 5/15/45 (a)	250,000	212,466
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-3
5.00%, due 11/15/38	$ 640,000	$ 653,466
		12,994,536
North Carolina 1.7%
Greater Asheville Regional Airport Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/30 (d)	1,500,000	1,542,756
North Carolina Medical Care Commission, Lutheran Services for the Aging, Revenue Bonds
Series A
3.00%, due 3/1/23	150,000	149,158
North Carolina Turnpike Authority, Triangle Expressway System, Revenue Bonds, Senior Lien
Insured: AGM
5.00%, due 1/1/36	1,545,000	1,601,484
		3,293,398
North Dakota 0.1%
City of Grand Forks ND, Altru Health System Obligated Group, Revenue Bonds
4.00%, due 12/1/37	310,000	265,163
Ohio 2.0%
Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, Revenue Bonds
Series A
5.00%, due 11/15/30	100,000	107,652
City of Toledo OH, Various Purpose Improvement, Limited General Obligation (b)
Insured: AGM
5.25%, due 12/1/35	1,000,000	1,070,505
Insured: AGM
5.25%, due 12/1/37	750,000	799,641
City of Upper Arlington OH, Various Purpose, Limited General Obligation
5.75%, due 12/1/38 (b)	700,000	735,960
	Principal Amount	Value

Ohio (continued)
Cloverleaf Local School District, Certificate of Participation
Insured: BAM
5.375%, due 12/1/37 (b)	$ 750,000	$ 784,723
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Revenue Bonds
2.875%, due 2/1/26	250,000	232,141
		3,730,622
Pennsylvania 3.3%
Bucks County Industrial Development Authority, Grand View Hospital Project, Revenue Bonds
5.00%, due 7/1/34	300,000	283,122
5.00%, due 7/1/35	300,000	279,071
Chester County Industrial Development Authority, Collegium Charter School, Revenue Bonds
5.00%, due 10/15/32 (c)	250,000	239,033
City of Philadelphia PA, Unlimited General Obligation
Series A
5.00%, due 5/1/34	1,000,000	1,044,309
Dauphin County General Authority, Harrisburg University Science Technology Project (The), Revenue Bonds (c)
4.25%, due 10/15/26	100,000	95,713
5.00%, due 10/15/30	1,000,000	952,635
Indiana County Industrial Development Authority, Foundation for Indiana University of Pennsylvania (The), Revenue Bonds
Insured: BAM
5.00%, due 5/1/29	250,000	260,467
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Revenue Bonds
4.00%, due 7/1/37	100,000	83,163
Pennsylvania Turnpike Commission, Revenue Bonds
Series B
4.00%, due 12/1/42	250,000	213,692
Series A
5.50%, due 12/1/46	1,155,000	1,171,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Philadelphia Performing Arts Charter School Project, Revenue Bonds
5.00%, due 6/15/30 (c)	$ 435,000	$ 425,017
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series A, Insured: AGM
5.00%, due 9/1/35 (b)	1,200,000	1,255,945
		6,303,464
Puerto Rico 1.0%
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
(zero coupon), due 7/1/24	6,953	6,327
Series A-1
(zero coupon), due 7/1/33	26,797	13,659
Series A-1
4.00%, due 7/1/35	518,717	425,144
Series A-1
4.00%, due 7/1/46	22,715	16,547
Series A-1
5.375%, due 7/1/25	123,191	123,211
Series A-1
5.75%, due 7/1/31	265,000	267,134
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	103,450	47,328
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/37 (c)	500,000	451,919
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.50%, due 7/1/34	500,000	454,570
		1,805,839
Rhode Island 1.4%
Providence Public Building Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 9/15/38	565,000	586,950
	Principal Amount	Value

Rhode Island (continued)
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series F
5.50%, due 5/15/47	$ 1,500,000	$ 1,579,911
Rhode Island Housing and Mortgage Finance Corp., Revenue Bonds
Series 77A
5.00%, due 4/1/27	555,000	580,732
		2,747,593
South Dakota 0.3%
Baltic School District No. 49-1, Unlimited General Obligation
Insured: AGM
4.50%, due 12/1/40	575,000	555,084
Tennessee 1.1%
No change, 619 at Old Stone Bridge Crossings LP, Revenue Bonds
Series B
4.00%, due 4/1/26 (a)	1,511,000	1,504,667
Tennessee Energy Acquisition Corp., Revenue Bonds
Series B
5.625%, due 9/1/26	500,000	518,897
		2,023,564
Texas 9.4%
Alamito Public Facility Corp., EP WH Mesa Franklin LLC, Revenue Bonds
Insured: FHA 221(D4)
3.50%, due 9/1/25 (a)	1,003,000	984,609
Alamito Public Facility Corp., EP WH Cien Palmas LLC, Revenue Bonds
Insured: HUD Sector 8
3.50%, due 9/1/25 (a)	1,008,000	989,518
Barbers Hill Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/41	1,000,000	949,462
Belmont Fresh Water Supply District No. 1, Unlimited General Obligation
Insured: BAM
5.00%, due 3/1/30	440,000	462,148
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Central Texas Turnpike System, Revenue Bonds, First Tier
Series A
5.00%, due 8/15/39	$ 1,000,000	$ 1,030,842
City of Arlington TX, Special Tax, Senior Lien
Series A, Insured: AGM
5.00%, due 2/15/43	250,000	253,324
City of Austin TX, Public Improvement, Limited General Obligation
5.00%, due 9/1/23	250,000	253,767
City of Georgetown TX, Utility System, Revenue Bonds
Insured: AGM
5.00%, due 8/15/28	1,035,000	1,102,648
City of Houston TX, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/28	365,000	387,042
Dallas Fort Worth International Airport, Revenue Bonds
Series A
4.00%, due 11/1/46	250,000	216,191
Series B
5.00%, due 11/1/36	1,000,000	1,038,289
Greater Texoma Utility Authority, City of Sherman Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/34	1,190,000	1,270,665
Insured: AGM
5.00%, due 10/1/35	700,000	744,464
Harris County Municipal Utility District No. 319, Unlimited General Obligation
Insured: AGM
5.50%, due 9/1/26	380,000	403,404
Houston Higher Education Finance Corp., KIPP, Inc., Revenue Bonds
Series A, Insured: PSF-GTD
4.00%, due 2/15/39	1,000,000	926,284
Laredo Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/1/28	500,000	541,103
New Hope Cultural Education Facilities Finance Corp., Outlook at Windhaven Forefront Living, Revenue Bonds
Series B-3
4.25%, due 10/1/26	1,100,000	1,068,298
	Principal Amount	Value

Texas (continued)
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
5.25%, due 1/1/38	$ 1,000,000	$ 1,070,559
Sabine-Neches Navigation District, Waterway Project, Limited General Obligation
5.25%, due 2/15/39	1,500,000	1,588,210
San Antonio Public Facilities Corp., Revenue Bonds
5.00%, due 9/15/27	275,000	292,616
Texas Department of Housing & Community Affairs, Revenue Bonds
Series A, Insured: GNMA
3.50%, due 7/1/52	645,000	610,554
Texas Water Development Board, State Revolving Fund, Revenue Bonds
5.00%, due 8/1/41	1,500,000	1,586,142
		17,770,139
U.S. Virgin Islands 0.5%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/26	860,000	877,901
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series C, Insured: AGM-CR
5.00%, due 10/1/30	100,000	100,425
		978,326
Utah 2.9%
Central Utah Water Conservancy District, Revenue Bonds
Series B
4.00%, due 10/1/39	1,000,000	921,056
Intermountain Power Agency, Revenue Bonds
Series A
5.00%, due 7/1/29	500,000	546,119
Series A
5.00%, due 7/1/30	375,000	413,190
Series A
5.00%, due 7/1/41	880,000	929,157
UIPA Crossroads Public Infrastructure District, Tax Allocation
4.125%, due 6/1/41 (c)	500,000	404,423

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
University of Utah (The), Revenue Bonds
Series B
5.00%, due 8/1/38	$ 1,000,000	$ 1,074,231
Utah Charter School Finance Authority, North Star Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/30	100,000	100,050
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: UT CSCE
4.00%, due 4/15/40	250,000	215,578
Utah Charter School Finance Authority, Summit Academy, Inc. Project, Revenue Bonds
Insured: UT CSCE
5.00%, due 4/15/28	200,000	210,549
Insured: UT CSCE
5.00%, due 4/15/29	185,000	196,130
Utah Infrastructure Agency, Revenue Bonds
Series A
5.00%, due 10/15/28	460,000	458,683
		5,469,166
Vermont 0.7%
Vermont Student Assistance Corp., Revenue Bonds
Series A
5.00%, due 6/15/23 (d)	1,250,000	1,258,622
Washington 1.1%
State of Washington, Unlimited General Obligation
Series A
5.00%, due 6/1/38	1,000,000	1,062,852
Washington State Convention Center Public Facilities District, Lodging Tax, Revenue Bonds
Series B
4.00%, due 7/1/36	1,000,000	862,312
	Principal Amount	Value

Washington (continued)
Washington State Housing Finance Commission, Eliseo Project, Revenue Bonds
Series B-2
2.125%, due 7/1/27 (c)	$ 250,000	$ 220,721
		2,145,885
West Virginia 0.6%
West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc. Obligated Group, Revenue Bonds
Series A
5.00%, due 9/1/39	1,125,000	1,107,998
Wisconsin 0.6%
Public Finance Authority, Roseman University of Health Sciences, Revenue Bonds
4.00%, due 4/1/32 (c)	215,000	189,077
Public Finance Authority, College Achieve Paterson Charter School Project, Revenue Bonds
Series A
4.00%, due 6/15/42 (c)	260,000	198,012
Village of Mount Pleasant WI, Revenue Bonds
Series A, Insured: BAM
3.00%, due 3/1/27	250,000	245,699
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Revenue Bonds
Insured: AGM
5.00%, due 2/15/32	400,000	423,030
		1,055,818
Wyoming 0.1%
University of Wyoming, Revenue Bonds
Series C, Insured: AGM
4.00%, due 6/1/42	150,000	133,916
Total Long-Term Municipal Bonds (Cost $184,126,447)		175,414,583
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes 10.0%
Alabama 0.4%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
2.59%, due 10/1/52 (e)	$ 700,000	$ 654,419
California 1.1%
California Municipal Finance Authority, Waste Management, Inc., Revenue Bonds
Series A
4.125%, due 10/1/41 (d)(e)	1,500,000	1,484,757
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series E
2.38%, due 7/1/37 (e)	500,000	497,624
		1,982,381
Colorado 0.1%
Colorado Educational & Cultural Facilities Authority, Mandel Jewish Community Center of Cleveland (The), Revenue Bonds
Series D-6
1.64%, due 9/1/38 (e)	250,000	250,000
Connecticut 0.3%
Connecticut State Health & Educational Facilities Authority, Yale University, Revenue Bonds
Series V-1
1.33%, due 7/1/36 (e)	550,000	550,000
Georgia 0.1%
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds, First Series
1.89%, due 11/1/52 (e)	250,000	250,000
Iowa 0.1%
Iowa Finance Authority, Unitypoint Health Project, Revenue Bonds
Series B-1
1.62%, due 2/15/39 (e)	250,000	250,000
	Principal Amount	Value

Kentucky 0.3%
City of Berea KY, Berea College, Revenue Bonds
Series B
1.64%, due 6/1/29 (e)	$ 615,000	$ 615,000
Missouri 1.0%
Health & Educational Facilities Authority of the State of Missouri, Ranken Technical College, Revenue Bonds
Series B
1.64%, due 11/1/31 (e)	255,000	255,000
Health & Educational Facilities Authority of the State of Missouri, Washington University (The), Revenue Bonds
Series B
1.64%, due 3/1/40 (e)	1,700,000	1,700,000
		1,955,000
New York 3.2%
City of New York NY, Unlimited General Obligation (e)
Series A-2
1.65%, due 10/1/38	400,000	400,000
Series B-3
2.53%, due 10/1/46	655,000	655,000
City of New York NY, Limited General Obligation
Series 3
2.53%, due 4/1/42 (e)	3,700,000	3,700,000
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds (e)
Series DD-1
1.60%, due 6/15/43	500,000	500,000
Series DD
2.53%, due 6/15/33	405,000	405,000
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-3
1.59%, due 2/1/45 (e)	400,000	400,000
		6,060,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Municipal Allocation Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
North Carolina 0.9%
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health Obligated Group, Revenue Bonds (e)
Series B
1.64%, due 1/15/38	$ 800,000	$ 800,000
Series G
1.64%, due 1/15/48	890,000	890,000
		1,690,000
Utah 0.2%
City of Murray UT, Intermountain Healthcare Obligated Group, Revenue Bonds
Series C
1.64%, due 5/15/37 (e)	400,000	400,000
Washington 0.4%
County of King WA, Sewer, Revenue Bonds, Junior Lien
Series A
2.47%, due 1/1/40 (e)	655,000	637,224
Wisconsin 1.9%
Tender Option Bond Trust Receipts, Revenue Bonds
Insured: AGM
2.38%, due 12/15/50 (c)(e)	3,500,000	3,500,000
Total Short-Term Municipal Notes (Cost $18,875,000)		18,794,024
Total Investments (Cost $203,001,447)	102.8%	194,208,607
Other Assets, Less Liabilities	(2.8)	(5,248,458)
Net Assets	100.0%	$ 188,960,149

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of October 31, 2022.
(b)	Delayed delivery security.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
Futures Contracts
As of October 31, 2022, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(165)	December 2022	$ (20,024,302)	$ (19,137,422)	$ 886,880

1.	As of October 31, 2022, cash in the amount of $453,750 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2022.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CHF—Collegiate Housing Foundation
CR—Custodial Receipts
FHA—Federal Housing Administration
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 175,414,583	$ —	$ 175,414,583
Short-Term Municipal Notes	—	18,794,024	—	18,794,024
Total Municipal Bonds	—	194,208,607	—	194,208,607
Other Financial Instruments
Futures Contracts (b)	886,880	—	—	886,880
Total Investments in Securities and Other Financial Instruments	$ 886,880	$ 194,208,607	$ —	$ 195,095,487

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Municipal Allocation Fund

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in securities, at value (identified cost $203,001,447)	$194,208,607
Cash	6,642,188
Cash collateral on deposit at broker for futures contracts	453,750
Due from custodian	5,606,177
Receivables:
Fund shares sold	2,786,611
Investment securities sold	2,729,918
Interest	1,945,002
Variation margin on futures contracts	105,702
Other assets	72,306
Total assets	214,550,261
Liabilities
Payables:
Investment securities purchased	25,182,406
Fund shares redeemed	300,294
Manager (See Note 3)	43,437
Professional fees	30,924
Shareholder communication	16,054
Custodian	8,176
NYLIFE Distributors (See Note 3)	3,614
Accrued expenses	5,207
Total liabilities	25,590,112
Net assets	$188,960,149
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 20,910
Additional paid-in-capital	201,963,717
201,984,627
Total distributable earnings (loss)	(13,024,478)
Net assets	$188,960,149
Class A
Net assets applicable to outstanding shares	$ 15,001,987
Shares of beneficial interest outstanding	1,657,623
Net asset value per share outstanding	$ 9.05
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.33
Investor Class
Net assets applicable to outstanding shares	$ 113,421
Shares of beneficial interest outstanding	12,550
Net asset value per share outstanding	$ 9.04
Maximum sales charge (2.50% of offering price)	0.23
Maximum offering price per share outstanding	$ 9.27
Class C
Net assets applicable to outstanding shares	$ 1,309,916
Shares of beneficial interest outstanding	144,994
Net asset value and offering price per share outstanding	$ 9.03
Class I
Net assets applicable to outstanding shares	$172,510,251
Shares of beneficial interest outstanding	19,092,508
Net asset value and offering price per share outstanding	$ 9.04
Class R6
Net assets applicable to outstanding shares	$ 24,574
Shares of beneficial interest outstanding	2,720
Net asset value and offering price per share outstanding	$ 9.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 1,967,707
Expenses
Manager (See Note 3)	286,514
Registration	49,284
Professional fees	33,563
Custodian	22,858
Transfer agent (See Note 3)	22,680
Distribution/Service—Class A (See Note 3)	12,006
Distribution/Service—Investor Class (See Note 3)	198
Distribution/Service—Class C (See Note 3)	2,386
Shareholder communication	8,841
Trustees	1,306
Miscellaneous	6,068
Total expenses before waiver/reimbursement	445,704
Expense waiver/reimbursement from Manager (See Note 3)	(61,288)
Net expenses	384,416
Net investment income (loss)	1,583,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(5,707,610)
Futures transactions	1,397,969
Net realized gain (loss)	(4,309,641)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(3,674,688)
Futures contracts	352,356
Net change in unrealized appreciation (depreciation)	(3,322,332)
Net realized and unrealized gain (loss)	(7,631,973)
Net increase (decrease) in net assets resulting from operations	$(6,048,682)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Municipal Allocation Fund

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,583,291	$ 1,039,155
Net realized gain (loss)	(4,309,641)	417,800
Net change in unrealized appreciation (depreciation)	(3,322,332)	(7,062,471)
Net increase (decrease) in net assets resulting from operations	(6,048,682)	(5,605,516)
Distributions to shareholders:
Class A	(113,670)	(32,170)
Investor Class	(1,676)	(1,324)
Class C	(9,224)	(5,882)
Class I	(1,669,919)	(1,888,346)
Class R6	(320)	(768)
Total distributions to shareholders	(1,794,809)	(1,928,490)
Capital share transactions:
Net proceeds from sales of shares	200,558,431	58,605,291
Net asset value of shares issued to shareholders in reinvestment of distributions	1,783,557	1,927,984
Cost of shares redeemed	(103,540,549)	(16,807,791)
Increase (decrease) in net assets derived from capital share transactions	98,801,439	43,725,484
Net increase (decrease) in net assets	90,957,948	36,191,478
Net Assets
Beginning of period	98,002,201	61,810,723
End of period	$ 188,960,149	$ 98,002,201
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 28, 2019^ through April 30,
Class A		2022	2021	2020
Net asset value at beginning of period	$ 9.50	$ 10.43	$ 9.65	$ 10.00
Net investment income (loss)	0.10(a)	0.12(a)	0.15(a)	0.14
Net realized and unrealized gain (loss)	(0.44)	(0.78)	0.82	(0.29)
Total from investment operations	(0.34)	(0.66)	0.97	(0.15)
Less distributions:
From net investment income	(0.11)	(0.17)	(0.19)	(0.14)
From net realized gain on investments	—	(0.10)	—	(0.06)
Total distributions	(0.11)	(0.27)	(0.19)	(0.20)
Net asset value at end of period	$ 9.05	$ 9.50	$ 10.43	$ 9.65
Total investment return (b)	(3.65)%	(6.54)%	10.02%	(1.44)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%††	1.22%	1.47%	1.39%††
Net expenses	0.77%††	0.77%	0.72%	0.77%††
Expenses (before waiver/reimbursement)	0.85%††	0.97%	0.98%	1.12%††
Portfolio turnover rate (c)	63%	32%	66%	108%
Net assets at end of period (in 000’s)	$ 15,002	$ 5,246	$ 454	$ 136

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

	Six months ended October 31, 2022*	Year Ended April 30,		June 28, 2019^ through April 30,
Investor Class		2022	2021	2020
Net asset value at beginning of period	$ 9.49	$ 10.41	$ 9.65	$ 10.00
Net investment income (loss)	0.09(a)	0.11(a)	0.13(a)	0.14
Net realized and unrealized gain (loss)	(0.44)	(0.79)	0.80	(0.29)
Total from investment operations	(0.35)	(0.68)	0.93	(0.15)
Less distributions:
From net investment income	(0.10)	(0.14)	(0.17)	(0.14)
From net realized gain on investments	—	(0.10)	—	(0.06)
Total distributions	(0.10)	(0.24)	(0.17)	(0.20)
Net asset value at end of period	$ 9.04	$ 9.49	$ 10.41	$ 9.65
Total investment return (b)	(3.73)%	(6.69)%	9.65%	(1.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%††	1.04%	1.23%	1.30%††
Net expenses	0.92%††	0.97%	0.98%	0.79%††
Expenses (before waiver/reimbursement)	1.00%††	1.17%	1.24%	1.14%††
Portfolio turnover rate (c)	63%	32%	66%	108%
Net assets at end of period (in 000's)	$ 113	$ 46	$ 33	$ 34

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 28, 2019^ through April 30,
Class C		2022	2021	2020
Net asset value at beginning of period	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.08(a)	0.08(a)	0.10(a)	0.12
Net realized and unrealized gain (loss)	(0.44)	(0.80)	0.81	(0.29)
Total from investment operations	(0.36)	(0.72)	0.91	(0.17)
Less distributions:
From net investment income	(0.09)	(0.12)	(0.14)	(0.12)
From net realized gain on investments	—	(0.10)	—	(0.06)
Total distributions	(0.09)	(0.22)	(0.14)	(0.18)
Net asset value at end of period	$ 9.03	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(3.86)%	(7.12)%	9.49%	(1.76)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%††	0.76%	0.97%	1.11%††
Net expenses	1.17%††	1.22%	1.23%	1.03%††
Expenses (before waiver/reimbursement)	1.25%††	1.42%	1.49%	1.38%††
Portfolio turnover rate (c)	63%	32%	66%	108%
Net assets at end of period (in 000’s)	$ 1,310	$ 558	$ 113	$ 79

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 28, 2019^ through April 30,
Class I		2022	2021	2020
Net asset value at beginning of period	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.11(a)	0.15(a)	0.18(a)	0.16
Net realized and unrealized gain (loss)	(0.43)	(0.80)	0.81	(0.29)
Total from investment operations	(0.32)	(0.65)	0.99	(0.13)
Less distributions:
From net investment income	(0.12)	(0.19)	(0.22)	(0.16)
From net realized gain on investments	—	(0.10)	—	(0.06)
Total distributions	(0.12)	(0.29)	(0.22)	(0.22)
Net asset value at end of period	$ 9.04	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(3.43)%	(6.43)%	10.28%	(1.35)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.22%††	1.49%	1.72%	1.57%††
Net expenses	0.52%††	0.51%	0.50%	0.53%††
Expenses (before waiver/reimbursement)	0.60%††	0.71%	0.76%	0.88%††
Portfolio turnover rate (c)	63%	32%	66%	108%
Net assets at end of period (in 000’s)	$ 172,510	$ 92,126	$ 61,183	$ 51,059

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Municipal Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,		June 28, 2019^ through April 30,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 9.48	$ 10.42	$ 9.65	$ 10.00
Net investment income (loss)	0.10(a)	0.16(a)	0.18(a)	0.17
Net realized and unrealized gain (loss)	(0.43)	(0.80)	0.81	(0.29)
Total from investment operations	(0.33)	(0.64)	0.99	(0.12)
Less distributions:
From net investment income	(0.12)	(0.20)	(0.22)	(0.17)
From net realized gain on investments	—	(0.10)	—	(0.06)
Total distributions	(0.12)	(0.30)	(0.22)	(0.23)
Net asset value at end of period	$ 9.03	$ 9.48	$ 10.42	$ 9.65
Total investment return (b)	(3.53)%	(6.41)%	10.28%	(1.32)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.21%††	1.51%	1.72%	1.60%††
Net expenses	0.50%††	0.50%	0.50%	0.50%††
Expenses (before waiver/reimbursement)	0.58%††	0.70%	0.77%	0.86%††
Portfolio turnover rate (c)	63%	32%	66%	108%
Net assets at end of period (in 000’s)	$ 25	$ 25	$ 27	$ 25

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Strategic Municipal Allocation Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 28, 2019
Investor Class	June 28, 2019
Class C	June 28, 2019
Class I	June 28, 2019
Class R6	June 28, 2019
SIMPLE Class	N/A*

*	SIMPLE Class shares were registered for sale effective as of August 31, 2020 but have not yet commenced operations.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. SIMPLE Class share are expected to be offered at NAV without a sales charge if such shares are offered in the future. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circum-stances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C and SIMPLE Class shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.

34	MainStay MacKay Strategic Municipal Allocation Fund

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of October 31, 2022, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value.
Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended October 31, 2022, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market
35

Notes to Financial Statements (Unaudited) (continued)
daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures

36	MainStay MacKay Strategic Municipal Allocation Fund

contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of October 31, 2022, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which include an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the economic challenges arising from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15th, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico and Public Building Authority were restructured with issuance of $7.4 billion in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Several of Commonwealth's agencies are still under Title III restructuring proceedings including the Highway Authority and Electric Authority.
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Due to the ongoing budget impact from COVID-19 on the Commonwealth’s finances, the Federal Oversight and Management Board for Puerto Rico or the Commonwealth itself could seek to revise or even terminate earlier agreements reached with certain creditors prior to the outbreak of COVID-19. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board has changed during the recent period due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements the prior board had negotiated.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of
37

Notes to Financial Statements (Unaudited) (continued)
October 31, 2022, none of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values.
Fair value of derivative instruments as of October 31, 2022:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$886,880	$886,880
Total Fair Value	$886,880	$886,880

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended October 31, 2022:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,397,969	$1,397,969
Total Net Realized Gain (Loss)	$1,397,969	$1,397,969

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$352,356	$352,356
Total Net Change in Unrealized Appreciation (Depreciation)	$352,356	$352,356

Average Notional Amount	Total
Futures Contracts Short	$(15,182,761)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. During a portion of the six-month period ended October 31, 2022, the Fund reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.40% of the Fund's average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.77% and Class R6, 0.50%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement, to Investor Class, Class C and Class I shares. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended October 31, 2022, New York Life Investments earned fees from the Fund in the amount of $286,514 and waived fees and/or reimbursed expenses in the amount of $61,288 and paid the Subadvisor fees of $112,613.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger

38	MainStay MacKay Strategic Municipal Allocation Fund

accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended October 31, 2022, were $564 and $25, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares during the six-month period ended October 31, 2022, of $1,486, $99 and $46, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended October 31, 2022, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 1,524	$—
Investor Class	142	—
Class C	872	—
Class I	20,142	—
Class R6	—	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of October 31, 2022, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class A	$24,346	0.2%
Investor Class	24,183	21.3
Class C	23,959	1.8
Class R6	24,496	99.7
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$203,523,181	$88,971	$(9,403,545)	$(9,314,574)
39

Notes to Financial Statements (Unaudited) (continued)
During the year ended April 30, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 17,770
Long-Term Capital Gains	594,960
Exempt Interest Dividends	1,315,760
Total	$1,928,490
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended October 31, 2022, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2022, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended October 31, 2022, purchases and sales of securities, other than short-term securities, were $197,998 and $84,543, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended October 31, 2022 and the year ended April 30, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,272,218	$ 11,877,288
Shares issued to shareholders in reinvestment of distributions	12,233	113,401
Shares redeemed	(196,801)	(1,842,319)
Net increase (decrease) in shares outstanding before conversion	1,087,650	10,148,370
Shares converted into Class A (See Note 1)	17,915	166,839
Net increase (decrease)	1,105,565	$ 10,315,209
Year ended April 30, 2022:
Shares sold	627,789	$ 6,160,870
Shares issued to shareholders in reinvestment of distributions	3,108	31,706
Shares redeemed	(123,551)	(1,239,097)
Net increase (decrease) in shares outstanding before conversion	507,346	4,953,479
Shares converted into Class A (See Note 1)	1,148	11,409
Net increase (decrease)	508,494	$ 4,964,888

40	MainStay MacKay Strategic Municipal Allocation Fund

Investor Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	44,569	$ 424,003
Shares issued to shareholders in reinvestment of distributions	156	1,457
Shares redeemed	(19,118)	(180,019)
Net increase (decrease) in shares outstanding before conversion	25,607	245,441
Shares converted from Investor Class (See Note 1)	(17,939)	(166,839)
Net increase (decrease)	7,668	$ 78,602
Year ended April 30, 2022:
Shares sold	7,351	$ 75,661
Shares issued to shareholders in reinvestment of distributions	128	1,306
Shares redeemed	(5,527)	(54,397)
Net increase (decrease) in shares outstanding before conversion	1,952	22,570
Shares converted from Investor Class (See Note 1)	(269)	(2,812)
Net increase (decrease)	1,683	$ 19,758

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	107,177	$ 1,000,185
Shares issued to shareholders in reinvestment of distributions	997	9,220
Shares redeemed	(22,056)	(203,699)
Net increase (decrease)	86,118	$ 805,706
Year ended April 30, 2022:
Shares sold	67,637	$ 681,825
Shares issued to shareholders in reinvestment of distributions	577	5,875
Shares redeemed	(19,293)	(192,733)
Net increase (decrease) in shares outstanding before conversion	48,921	494,967
Shares converted from Class C (See Note 1)	(882)	(8,597)
Net increase (decrease)	48,039	$ 486,370

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	20,006,267	$ 187,256,955
Shares issued to shareholders in reinvestment of distributions	178,616	1,659,159
Shares redeemed	(10,805,710)	(101,314,512)
Net increase (decrease)	9,379,173	$ 87,601,602
Year ended April 30, 2022:
Shares sold	5,207,450	$ 51,686,935
Shares issued to shareholders in reinvestment of distributions	184,680	1,888,329
Shares redeemed	(1,552,936)	(15,321,564)
Net increase (decrease)	3,839,194	$ 38,253,700

Class R6	Shares	Amount
Six-month period ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	34	$ 320
Net increase (decrease)	34	$ 320
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	75	$ 768
Net increase (decrease)	75	$ 768
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
Effective December 13, 2022, Class C2 shares of the Fund are now available for purchase.
At meetings held on December 6-7, 2022, the Board of Trustees of MainStay Funds Trust approved the change of the Fund's fiscal year end from April 30th to October 31st effective May 1, 2023.
41

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay MacKay Strategic Municipal Allocation Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013753.2MS229-22	MSMSMA10-12/22
(NYLIM) NL466

MainStay ETF Asset Allocation Funds

Message from the President and Semiannual Report
Unaudited  |  October 31, 2022
MainStay Defensive ETF Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Moderate ETF Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
A series of economic and geopolitical challenges undermined equity and fixed-income markets during the six-month reporting period ended October 31, 2022. Stocks and bonds alike trended lower in the face of sharply rising interest rates, increasing inflationary pressures, slowing economic growth and Russia’s invasion of Ukraine.
The reporting period began on a mixed note, with concerns about rising inflation and Russia’s invasion of Ukraine weighing on markets. On one hand, rising commodity prices and hopes that inflationary pressures might subside supported some asset classes and sectors. On the other, the U.S. Federal Reserve (the “Fed”) issued increasingly hawkish statements regarding its intention to combat mounting inflation. As a result, equity markets remained flat while U.S. fixed-income markets gained modest ground in May. Early June saw a downturn across asset classes as economic data showed increasing inflationary pressures, causing investors to anticipate a higher-than-previously-expected rate increase from the Fed at its meeting on June 15, 2022. Indeed, the Fed raised rates by 0.75% at that meeting, from a range of 0.75% to 1.00% to a range of 1.50% to 1.75%, its largest increase of the year to date. Markets rallied in the wake of the Fed meeting as investors started to hope that slowing economic growth might lead to rate decreases later in the year. In August, however, signs of persistently increasing inflation and statements from the Fed indicated that further rate increases were seen as necessary, undercutting optimism and driving stock and bond prices lower through mid-October. The Fed implemented two additional 0.75% rate increases during that time, with additional increases expected before the end of the year. International central banks generally raised rates as well in efforts to curb local inflation, although most increases remained significantly more modest than those in the United States. Relatively high U.S. interest rates and international risk-averse sentiment pushed U.S. dollar values higher compared to most other currencies, with the ensuing negative impact on global prices for food, fuel and other key, U.S.-dollar-denominated products.
Despite a rally in the closing weeks of October, the S&P 500® Index, a widely regarded benchmark of U.S. market performance, declined by more than 5% during the reporting period. Although the energy sector generated strong gains, bolstered by elevated oil and gas prices, most other industry areas recorded losses. The more cyclical and growth-oriented sectors of consumer discretionary, real estate and information technology delivered the weakest returns, while the traditionally defensive and value-oriented consumer staples, utilities and health care sectors outperformed. International stocks lagged compared to their U.S. counterparts, with some emerging markets, such as China, suffering particularly steep losses. A few markets, however, including Brazil and Mexico, gained ground. Fixed-income markets saw bond prices broadly decline as yields rose along with interest rates. Short-term yields rose faster than long-term yields, producing a yield curve inversion from July through the end of the reporting period, with long-term rates remaining below short-term rates. Some floating-rate instruments, which feature variable interest rates that allow investors to benefit from a rising rate environment, provided a degree of insulation from inflation-driven trends.
While the Fed acknowledges the costs of rising rates in terms of weaker GDP (gross domestic product) growth and unsettled financial markets over the short term, its primary focus continues to be the longer-term economic impact of inflation. With the latest figures as of the date of this report showing that inflation remains above 8%, versus a target rate of just 2%, the Fed clearly has a distance yet to go, making further rate increases and market volatility more likely in the coming months. The question remains as to whether the Fed and other central banks will manage a so-called “soft landing,” curbing inflation while avoiding a persistent economic slowdown. If they prove successful, we expect that favorable inflation trends and increasingly attractive valuations in both equity and bond markets should eventually translate into sustainable improvements in the investment environment.
Whatever actions the Fed takes and however financial markets react, as a MainStay investor, you can depend on us to continue providing the insight, expertise and service that have long defined New York Life Investments. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about the MainStay Funds Trust's Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Defensive ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-7.54%	-15.07%	-3.90%	1.89%
		Excluding sales charges		-4.68	-12.44	-2.64	1.89
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-6.00	-13.98	-3.37	2.74
	if redeemed Within One Year of Purchase	Excluding sales charges		-5.06	-13.13	-3.37	2.74
Class I Shares	No Sales Charge		6/30/2020	-4.67	-12.32	-2.42	1.64
Class R3 Shares	No Sales Charge		6/30/2020	-4.89	-12.79	-3.00	2.24
SIMPLE Class Shares	No Sales Charge		8/31/2020	-4.81	-12.69	-4.24	2.24

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg U.S. Aggregate Bond Index[2]	-6.86%	-15.68%	-7.17%
S&P 500® Index[3]	-5.50	-14.61	11.68
MSCI EAFE® Index (Net)[4]	-12.70	-23.00	1.68
Defensive Allocation Composite Index[5]	-6.82	-15.71	-3.92
Morningstar Allocation-15% to 30% Equity Category Average[6]	-5.94	-12.77	-0.80

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as the primary broad-based securities market index for comparison purposes. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The S&P 500® Index is the Fund's secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Fund has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
5.	The Fund has selected the Defensive Allocation Index as an additional benchmark. The Defensive Allocation Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 15%, 5% and 80%, respectively.
6.	The Morningstar Allocation – 15% to 30% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 15% and 30%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Defensive ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Defensive ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$953.20	$3.94	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$949.40	$7.62	$1,017.39	$7.88	1.55%
Class I Shares	$1,000.00	$953.30	$2.71	$1,022.43	$2.80	0.55%
Class R3 Shares	$1,000.00	$951.10	$5.66	$1,019.41	$5.85	1.15%
SIMPLE Class Shares	$1,000.00	$951.90	$5.17	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	21.2%
Fixed Income Funds	72.0
Short-Term Investments	26.5
Other Assets, Less Liabilities	(19.7)
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s holdings are subject to change.

8	MainStay Defensive ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Defensive ETF Allocation Fund perform relative to its benchmarks and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay Defensive ETF Allocation Fund returned −4.67%, outperforming the −6.86% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index"), and the -5.50% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −12.70% return of the MSCI EAFE® Index (Net), and the −6.82% return of the Defensive Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended October 31, 2022, Class I shares of the Fund outperformed the −5.94% return of the Morningstar Allocation -15% to 30% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund materially outperformed the internally maintained blend of indices primarily due to active positioning at the asset class level. The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added significant value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with specific focus on energy companies and defensive sectors that the market rewarded.
Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] We shortened the average duration of the fixed-income portion of the Fund by holding cash and emphasizing exposure to iShares® 0-5 Year High Yield Corporate Bond ETF over its full duration counterpart, iShares® Broad USD High Yield Corporate Bond ETF. Both moves lifted relative returns.
The most significant detractor from the Fund’s relative performance was exposure to gold miner equities. The price of gold, and thus gold miners, tends to move inversely to real bond yields. The combination of the Federal Reserve (the "Fed") pushing rates higher and emerging signs that inflation may be peaking spelled trouble for this particular position.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach worked well during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.3% of excess return3  through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
9

offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.25% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, the Fund held an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
Gold miners: The Fund maintained a varying position in gold miners as a hedge against inflation and/or a monetary policy mistake. With month-over-month readings on inflation starting to improve, the Fed demonstrating their mettle in aggressively tightening monetary policy input, costs for energy and labor rising sharply, this proved to be an unfavorable environment for miners. The position subtracted almost 0.4% from the Fund’s return, making it by far the most significant detractor from Fund performance.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared, fully offsetting the adverse impact of the Fund’s exposure to gold miners.
How did the Fund’s allocations change over the course of the reporting period?
We reduced the Fund’s allocation most significantly to iShares® Core MSCI EAFE ETF to lessen non-U.S. market exposure in anticipation of a global recession. We also trimmed holdings in iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF, as exposure to sub-investment-grade credit was pulled back to benchmark levels. Another downward adjustment involved trimming holdings of VanEck Oil Services ETF and SPDR® S&P® Oil & Gas
Exploration ETF; these positions were reduced following a long period of solid outperformance, with energy being the only sector to deliver positive returns during the reporting period.
The Fund’s cash position saw the largest increase, as we parked proceeds from cutting back equity exposure. Allocations to defensive industries also grew via positions in Health Care Select Sector SPDR® ETF and Invesco S&P® 500 Low Volatility ETF. iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF all saw inflows resulting from the sale of high yield credits.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
The Fund’s two top-performing Underlying Equity ETFs, were SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF. Also posting positive returns were Health Care Select Sector SPDR® ETF and Vanguard Mega Cap Value ETF. The largest declines were seen in VanEck Gold Miners ETF, iShares® Core MSCI Emerging Markets Equity ETF and iShares® Semiconductor ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns included Vanguard Mega Cap Value ETF, followed by SPDR® S&P® Oil & Gas Exploration ETF, VanEck Oil Services ETF and then followed by the healthcare sector. The most significant detractors were iShares® Core MSCI EAFE ETF, followed closely by VanEck Gold Miners ETF, with iShares® Semiconductor ETF next.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Other than Underlying Money Market Funds, all Underlying Fixed-Income ETFs generated negative returns. iShares® 0-5 Year High Yield Corporate Bond ETF, iShares® Broad USD High Yield Corporate Bond ETF and Invesco Senior Loan ETF registered the mildest losses. The largest losses came from iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
With all Underlying Fixed-Income ETFs experiencing losses during the reporting period, none contributed positively to performance.
10	MainStay Defensive ETF Allocation Fund

Those detracting the least included iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD Investment Grade Bond ETF. The most significant detractors were iShares® Core U.S. Aggregate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come. A small position in gold miner stocks also remains in the Fund's portfolio as an intended hedge against a potential monetary policy mistake or as a safe harbor should the economy slide into recession.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit, as corporate fundamentals show signs of gradual deterioration.
None of Schwab Strategic Trust, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Defensive ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Defensive ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Investment Companies 93.2%
Equity Funds 21.2%
Health Care Select Sector SPDR Fund (a)	1,365	$ 181,204
Invesco S&P 500 Low Volatility ETF	3,770	232,760
iShares Core MSCI EAFE ETF	1,834	102,190
iShares Core S&P Small-Cap ETF	4,703	460,518
iShares Semiconductor ETF (a)	144	47,013
Schwab U.S. Mid-Cap ETF	1,764	116,318
Schwab U.S. Small-Cap ETF	6,077	254,262
SPDR S&P Oil & Gas Exploration & Production ETF	351	53,103
VanEck Gold Miners ETF	3,976	96,060
VanEck Oil Services ETF (a)	213	63,623
Vanguard Mega Cap ETF	1,436	192,984
Vanguard Mega Cap Value ETF (a)	1,032	104,015
Vanguard Mid-Cap ETF	934	190,527
Total Equity Funds (Cost $2,152,916)		2,094,577
Fixed Income Funds 72.0%
Invesco Senior Loan ETF (a)	46,529	964,081
iShares 0-5 Year High Yield Corporate Bond ETF (a)	15,511	633,624
iShares 20+ Year Treasury Bond ETF	966	92,842
iShares Broad USD High Yield Corporate Bond ETF (a)	9,991	344,590
iShares Broad USD Investment Grade Corporate Bond ETF	20,063	951,789
iShares Core U.S. Aggregate Bond ETF	23,063	2,188,679
Schwab U.S. Aggregate Bond ETF (a)	43,125	1,927,256
Total Fixed Income Funds (Cost $8,121,485)		7,102,861
Total Investment Companies (Cost $10,274,401)		9,197,438
Short-Term Investments 26.5%
Affiliated Investment Company 6.3%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	623,216	623,216
Unaffiliated Investment Company 20.2%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	1,988,887	1,988,887
Total Short-Term Investments (Cost $2,612,103)		2,612,103
Total Investments (Cost $12,886,504)	119.7%	11,809,541
Other Assets, Less Liabilities	(19.7)	(1,943,655)
Net Assets	100.0%	$ 9,865,886

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Defensive ETF Allocation Fund

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $2,019,079; the total market value of collateral held by the Fund was $2,081,726. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $92,839. The Fund received cash collateral with a value of $1,988,887. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 274	$ 3,425	$ (3,076)	$ —	$ —	$ 623	$ 3	$ —	623

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 2,094,577	$ —	$ —	$ 2,094,577
Fixed Income Funds	7,102,861	—	—	7,102,861
Total Investment Companies	9,197,438	—	—	9,197,438
Short-Term Investments
Affiliated Investment Company	623,216	—	—	623,216
Unaffiliated Investment Company	1,988,887	—	—	1,988,887
Total Short-Term Investments	2,612,103	—	—	2,612,103
Total Investments in Securities	$ 11,809,541	$ —	$ —	$ 11,809,541

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $12,263,288) including securities on loan of $2,019,079	$11,186,325
Investment in affiliated investment companies, at value (identified cost $623,216)	623,216
Cash	2
Receivables:
Manager (See Note 3)	9,349
Securities lending	6,123
Fund shares sold	5,015
Interest	1,136
Other assets	55,946
Total assets	11,887,112
Liabilities
Cash collateral received for securities on loan	1,988,887
Payables:
Professional fees	16,127
Shareholder communication	5,415
Custodian	3,390
NYLIFE Distributors (See Note 3)	2,206
Fund shares redeemed	2,000
Trustees	475
Transfer agent (See Note 3)	443
Accrued expenses	2,283
Total liabilities	2,021,226
Net assets	$ 9,865,886
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,104
Additional paid-in-capital	11,142,639
11,143,743
Total distributable earnings (loss)	(1,277,857)
Net assets	$ 9,865,886
Class A
Net assets applicable to outstanding shares	$9,260,728
Shares of beneficial interest outstanding	1,036,268
Net asset value per share outstanding	$ 8.94
Maximum sales charge (3.00% of offering price)	0.28
Maximum offering price per share outstanding	$ 9.22
Class C
Net assets applicable to outstanding shares	$ 89,080
Shares of beneficial interest outstanding	9,976
Net asset value and offering price per share outstanding	$ 8.93
Class I
Net assets applicable to outstanding shares	$ 38,835
Shares of beneficial interest outstanding	4,348
Net asset value and offering price per share outstanding	$ 8.93
Class R3
Net assets applicable to outstanding shares	$ 48,843
Shares of beneficial interest outstanding	5,468
Net asset value and offering price per share outstanding	$ 8.93
SIMPLE Class
Net assets applicable to outstanding shares	$ 428,400
Shares of beneficial interest outstanding	47,939
Net asset value and offering price per share outstanding	$ 8.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Defensive ETF Allocation Fund

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 145,280
Securities lending, net	27,242
Dividends-affiliated	3,120
Total income	175,642
Expenses
Registration	39,110
Professional fees	16,028
Distribution/Service—Class A (See Note 3)	11,730
Distribution/Service—Class C (See Note 3)	506
Distribution/Service—Class R3 (See Note 3)	92
Distribution/Service—SIMPLE Class (See Note 3)	899
Manager (See Note 3)	9,919
Custodian	8,903
Transfer agent (See Note 3)	3,593
Shareholder communication	1,594
Trustees	48
Shareholder service (See Note 3)	19
Miscellaneous	2,146
Total expenses before waiver/reimbursement	94,587
Expense waiver/reimbursement from Manager (See Note 3)	(54,065)
Net expenses	40,522
Net investment income (loss)	135,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(196,463)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(414,007)
Net realized and unrealized gain (loss)	(610,470)
Net increase (decrease) in net assets resulting from operations	$(475,350)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 135,120	$ 169,523
Net realized gain (loss)	(196,463)	29,411
Net change in unrealized appreciation (depreciation)	(414,007)	(878,389)
Net increase (decrease) in net assets resulting from operations	(475,350)	(679,455)
Distributions to shareholders:
Class A	(115,130)	(248,280)
Class C	(864)	(2,845)
Class I	(503)	(1,116)
Class R3	(422)	(758)
SIMPLE Class	(3,941)	(3,645)
Total distributions to shareholders	(120,860)	(256,644)
Capital share transactions:
Net proceeds from sales of shares	1,701,356	5,073,474
Net asset value of shares issued to shareholders in reinvestment of distributions	120,125	254,651
Cost of shares redeemed	(1,180,573)	(5,451,399)
Increase (decrease) in net assets derived from capital share transactions	640,908	(123,274)
Net increase (decrease) in net assets	44,698	(1,059,373)
Net Assets
Beginning of period	9,821,188	10,880,561
End of period	$ 9,865,886	$ 9,821,188
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Defensive ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class A		2022	2021
Net asset value at beginning of period	$ 9.50	$ 10.44	$ 10.00
Net investment income (loss) (a)	0.13	0.18	0.13
Net realized and unrealized gain (loss)	(0.58)	(0.84)	0.41
Total from investment operations	(0.45)	(0.66)	0.54
Less distributions:
From net investment income	(0.11)	(0.19)	(0.10)
From net realized gain on investments	—	(0.09)	—
Total distributions	(0.11)	(0.28)	(0.10)
Net asset value at end of period	$ 8.94	$ 9.50	$ 10.44
Total investment return (b)	(4.68)%	(6.49)%	5.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	1.79%	1.45%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	1.89%††	1.75%	2.36%††
Portfolio turnover rate	36%	79%	69%
Net assets at end of period (in 000’s)	$ 9,261	$ 9,366	$ 8,572

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class C		2022	2021
Net asset value at beginning of period	$ 9.49	$ 10.44	$ 10.00
Net investment income (loss) (a)	0.10	0.11	0.06
Net realized and unrealized gain (loss)	(0.58)	(0.85)	0.43
Total from investment operations	(0.48)	(0.74)	0.49
Less distributions:
From net investment income	(0.08)	(0.12)	(0.05)
From net realized gain on investments	—	(0.09)	—
Total distributions	(0.08)	(0.21)	(0.05)
Net asset value at end of period	$ 8.93	$ 9.49	$ 10.44
Total investment return (b)	(5.06)%	(7.28)%	4.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	1.07%	0.74%††
Net expenses (c)	1.55%††	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	2.71%††	2.60%	3.13%††
Portfolio turnover rate	36%	79%	69%
Net assets at end of period (in 000’s)	$ 89	$ 117	$ 162

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Defensive ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class I		2022	2021
Net asset value at beginning of period	$ 9.50	$ 10.44	$ 10.00
Net investment income (loss) (a)	0.14	0.24	0.16
Net realized and unrealized gain (loss)	(0.58)	(0.87)	0.40
Total from investment operations	(0.44)	(0.63)	0.56
Less distributions:
From net investment income	(0.13)	(0.22)	(0.12)
From net realized gain on investments	—	(0.09)	—
Total distributions	(0.13)	(0.31)	(0.12)
Net asset value at end of period	$ 8.93	$ 9.50	$ 10.44
Total investment return (b)	(4.67)%	(6.25)%	5.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.08%††	2.33%	1.82%††
Net expenses (c)	0.55%††	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	1.64%††	1.50%	2.11%††
Portfolio turnover rate	36%	79%	69%
Net assets at end of period (in 000’s)	$ 39	$ 35	$ 2,040

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3		2022	2021
Net asset value at beginning of period	$ 9.49	$ 10.44	$ 10.00
Net investment income (loss) (a)	0.11	0.15	0.11
Net realized and unrealized gain (loss)	(0.57)	(0.85)	0.41
Total from investment operations	(0.46)	(0.70)	0.52
Less distributions:
From net investment income	(0.10)	(0.16)	(0.08)
From net realized gain on investments	—	(0.09)	—
Total distributions	(0.10)	(0.25)	(0.08)
Net asset value at end of period	$ 8.93	$ 9.49	$ 10.44
Total investment return (b)	(4.89)%	(6.91)%	5.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.32%††	1.45%	1.22%††
Net expenses (c)	1.15%††	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	2.24%††	2.10%	2.71%††
Portfolio turnover rate	36%	79%	69%
Net assets at end of period (in 000’s)	$ 49	$ 32	$ 26

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Defensive ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class		2022	2021
Net asset value at beginning of period	$ 9.50	$ 10.44	$ 10.26
Net investment income (loss) (a)	0.11	0.15	0.10
Net realized and unrealized gain (loss)	(0.57)	(0.83)	0.16
Total from investment operations	(0.46)	(0.68)	0.26
Less distributions:
From net investment income	(0.10)	(0.17)	(0.08)
From net realized gain on investments	—	(0.09)	—
Total distributions	(0.10)	(0.26)	(0.08)
Net asset value at end of period	$ 8.94	$ 9.50	$ 10.44
Total investment return (b)	(4.81)%	(6.74)%	2.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.37%††	1.45%	1.13%††
Net expenses (c)	1.05%††	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	2.21%††	2.10%	2.63%††
Portfolio turnover rate	36%	79%	69%
Net assets at end of period (in 000’s)	$ 428	$ 271	$ 80

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

MainStay Conservative ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-7.91%	-16.05%	-1.23%	1.03%
		Excluding sales charges		-5.06	-13.45	0.06	1.03
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-6.29	-14.91	-0.71	1.85
	if redeemed Within One Year of Purchase	Excluding sales charges		-5.35	-14.07	-0.71	1.85
Class I Shares	No Sales Charge		6/30/2020	-4.94	-13.31	0.27	0.78
Class R3 Shares	No Sales Charge		6/30/2020	-5.24	-13.77	-0.31	1.38
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.18	-13.66	-2.25	1.35

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
22	MainStay Conservative ETF Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Since Inception
Bloomberg U.S. Aggregate Bond Index[2]	-6.86%	-15.68%	-7.17%
S&P 500® Index[3]	-5.50	-14.61	11.68
MSCI EAFE® Index (Net)[4]	-12.70	-23.00	1.68
Conservative Allocation Composite Index[5]	-6.84	-15.83	-0.65
Morningstar Allocation-30% to 50% Equity Category Average[6]	-6.84	-14.82	0.98

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as the primary broad-based securities market index for comparison purposes. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The S&P 500® Index is the Fund's secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Fund has selected the MSCI EAFE® Index (Net) as an additional benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
5.	The Fund has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively.
6.	The Morningstar Allocation – 30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% to 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
23

Cost in Dollars of a $1,000 Investment in MainStay Conservative ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$949.40	$3.93	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$946.50	$7.60	$1,017.39	$7.88	1.55%
Class I Shares	$1,000.00	$950.60	$2.70	$1,022.43	$2.80	0.55%
Class R3 Shares	$1,000.00	$947.60	$5.65	$1,019.41	$5.85	1.15%
SIMPLE Class Shares	$1,000.00	$948.20	$5.16	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
24	MainStay Conservative ETF Allocation Fund

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	41.3%
Fixed Income Funds	52.1
Short-Term Investments	30.8
Other Assets, Less Liabilities	(24.2)
See Portfolio of Investments beginning on page 29 for specific holdings within these categories. The Fund’s holdings are subject to change.

25

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Conservative ETF Allocation Fund perform relative to its benchmarks and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay Conservative ETF Allocation Fund returned −4.94%, outperforming the −6.86% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index"), and the −5.50% return of the S&P 500® Index, which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −12.70% return of the MSCI EAFE® Index (Net), and the −6.84% return of the Conservative Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended October 31, 2022, Class I shares of the Fund outperformed the −6.84% return of the Morningstar Allocation -30% to 50% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund materially outperformed the internally maintained blend of indices primarily due to active positioning at the asset class level. The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added significant value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with a specific focus on energy companies and defensive sectors that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] We shortened the average duration of the fixed-income portion of the Fund by holding cash and emphasizing exposure to iShares® 0-5 Year High Yield Corporate Bond ETF over its full duration counterpart, iShares® Broad USD High Yield Corporate Bond ETF. Both moves lifted relative returns.
•	Also noteworthy is the fact that the internally maintained blend of indices against which the Fund is managed significantly outperformed the median return of peers within the Morningstar category to which the Fund is assigned, providing a tailwind to relative performance.
The most significant detractor from the Fund’s relative performance was exposure to gold miner equities. The price of gold, and thus gold miners, tends to move inversely to real bond yields. The combination of the Federal Reserve (the "Fed) pushing rates higher and emerging signs that inflation may be peaking spelled trouble for this particular position.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach worked well during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.3% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)

1.	See page 22 for other share class returns, which may be higher or lower than Class I share returns. See page 23 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
26	MainStay Conservative ETF Allocation Fund

Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.25% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, the Fund held an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
Gold miners: The Fund maintained a varying position in gold miners as a hedge against inflation and/or a monetary policy mistake. With month-over-month readings on inflation starting to improve, the Fed demonstrating their mettle in aggressively tightening monetary policy, and input costs for energy and labor rising sharply, this proved to be an unfavorable environment for miners. The position subtracted almost 0.4% from the Fund’s return, making it by far the most significant detractor from Fund performance.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared, fully offsetting the adverse impact of the Fund’s exposure to gold miners.
How did the Fund’s allocations change over the course of the reporting period?
We reduced the Fund’s allocation most significantly to iShares® Core MSCI EAFE ETF to lessen non-U.S. market exposure in anticipation of a global recession. We also trimmed holdings in
iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF, as exposure to sub-investment-grade credit was pulled back to benchmark levels. Another downward adjustment involved trimming holdings of VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration ETF; these positions were reduced following a long period of solid outperformance, with energy being the only sector to deliver positive returns during the reporting period.
The Fund’s cash position saw the largest increase, as we parked proceeds from cutting back equity exposure. Allocations to defensive industries also grew via positions in Health Care Select Sector SPDR® ETF and Invesco S&P® 500 Low Volatility ETF. iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF all saw inflows resulting from the sale of high yield credits.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
The Fund’s two top-performing Underlying Equity ETFs, were SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF. Also posting positive returns were Health Care Select Sector SPDR® ETF and Vanguard Mega Cap Value ETF. The largest declines were seen in VanEck Gold Miners ETF, iShares® Core MSCI Emerging Markets Equity ETF and iShares® Semiconductor ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF—also produced the strongest positive contributions to performance, followed by the healthcare sector and iShares® Core S&P® Small Cap ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, followed by VanEck Gold Miners ETF and iShares® Core MSCI Emerging Markets ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Other than Underlying Money Market Funds, all Underlying Fixed-Income ETFs generated negative returns. iShares® 0-5 Year High Yield Corporate Bond ETF, iShares® Broad USD High Yield Corporate Bond ETF and Invesco Senior Loan ETF registered the mildest losses. The largest losses came from iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Bond ETF.
27

Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
With all Underlying Fixed-Income ETFs experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least included iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD Investment Grade Bond ETF. The most significant detractors were iShares® Core U.S. Aggregate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come. A small position in gold miner stocks also remains in the Fund's portfolio as an intended hedge against a potential monetary policy mistake or as a safe harbor should the economy slide into recession.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals show signs of gradual deterioration.
None of Schwab Strategic Trust, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Conservative ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
28	MainStay Conservative ETF Allocation Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Investment Companies 93.4%
Equity Funds 41.3%
Health Care Select Sector SPDR Fund (a)	4,724	$ 627,111
Invesco S&P 500 Low Volatility ETF	13,023	804,040
iShares Core MSCI EAFE ETF	28,080	1,564,618
iShares Core MSCI Emerging Markets ETF	11,477	486,051
iShares Core S&P Small-Cap ETF (a)	18,371	1,798,888
iShares Semiconductor ETF (a)	527	172,055
Schwab U.S. Mid-Cap ETF	11,785	777,103
Schwab U.S. Small-Cap ETF (a)	42,879	1,794,057
SPDR S&P Oil & Gas Exploration & Production ETF (a)	1,210	183,061
VanEck Gold Miners ETF	13,802	333,456
VanEck Oil Services ETF (a)	733	218,947
Vanguard Mega Cap ETF	26,294	3,533,651
Vanguard Mega Cap Value ETF	5,453	549,608
Vanguard Mid-Cap ETF	6,619	1,350,210
Total Equity Funds (Cost $14,152,054)		14,192,856
Fixed Income Funds 52.1%
Invesco Senior Loan ETF (a)	121,173	2,510,704
iShares 0-5 Year High Yield Corporate Bond ETF (a)	37,494	1,531,630
iShares 20+ Year Treasury Bond ETF	3,335	320,527
iShares Broad USD High Yield Corporate Bond ETF (a)	29,698	1,024,284
iShares Broad USD Investment Grade Corporate Bond ETF	48,365	2,294,436
iShares Core U.S. Aggregate Bond ETF	58,559	5,557,250
Schwab U.S. Aggregate Bond ETF (a)	104,105	4,652,452
Total Fixed Income Funds (Cost $20,509,883)		17,891,283
Total Investment Companies (Cost $34,661,937)		32,084,139
Short-Term Investments 30.8%
Affiliated Investment Company 6.5%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	2,214,307	2,214,307
Unaffiliated Investment Companies 24.3%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	6,362,732	6,362,732
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
State Street Institutional U.S. Government Money Market Fund, 3.064% (b)(c)	2,000,000	$ 2,000,000
Total Unaffiliated Investment Companies (Cost $8,362,732)		8,362,732
Total Short-Term Investments (Cost $10,577,039)		10,577,039
Total Investments (Cost $45,238,976)	124.2%	42,661,178
Other Assets, Less Liabilities	(24.2)	(8,310,689)
Net Assets	100.0%	$ 34,350,489

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $8,663,772; the total market value of collateral held by the Fund was $8,958,944. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $596,212. The Fund received cash collateral with a value of $8,362,732. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 919	$ 9,042	$ (7,747)	$ —	$ —	$ 2,214	$ 11	$ —	2,214

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Conservative ETF Allocation Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 14,192,856	$ —	$ —	$ 14,192,856
Fixed Income Funds	17,891,283	—	—	17,891,283
Total Investment Companies	32,084,139	—	—	32,084,139
Short-Term Investments
Affiliated Investment Company	2,214,307	—	—	2,214,307
Unaffiliated Investment Companies	8,362,732	—	—	8,362,732
Total Short-Term Investments	10,577,039	—	—	10,577,039
Total Investments in Securities	$ 42,661,178	$ —	$ —	$ 42,661,178

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $43,024,669) including securities on loan of $8,663,772	$40,446,871
Investment in affiliated investment companies, at value (identified cost $2,214,307)	2,214,307
Receivables:
Fund shares sold	24,612
Securities lending	18,717
Dividends	3,873
Other assets	54,600
Total assets	42,762,980
Liabilities
Cash collateral received for securities on loan	8,362,732
Due to custodian	59
Payables:
Professional fees	16,138
Investment securities purchased	8,500
NYLIFE Distributors (See Note 3)	7,758
Shareholder communication	3,999
Custodian	3,951
Fund shares redeemed	3,881
Transfer agent (See Note 3)	2,824
Manager (See Note 3)	46
Accrued expenses	2,603
Total liabilities	8,412,491
Net assets	$34,350,489
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 3,582
Additional paid-in-capital	38,218,720
38,222,302
Total distributable earnings (loss)	(3,871,813)
Net assets	$34,350,489
Class A
Net assets applicable to outstanding shares	$32,101,064
Shares of beneficial interest outstanding	3,347,440
Net asset value per share outstanding	$ 9.59
Maximum sales charge (3.00% of offering price)	0.30
Maximum offering price per share outstanding	$ 9.89
Class C
Net assets applicable to outstanding shares	$ 388,686
Shares of beneficial interest outstanding	40,613
Net asset value and offering price per share outstanding	$ 9.57
Class I
Net assets applicable to outstanding shares	$ 31,709
Shares of beneficial interest outstanding	3,312
Net asset value and offering price per share outstanding	$ 9.57
Class R3
Net assets applicable to outstanding shares	$ 361,180
Shares of beneficial interest outstanding	37,711
Net asset value and offering price per share outstanding	$ 9.58
SIMPLE Class
Net assets applicable to outstanding shares	$ 1,467,850
Shares of beneficial interest outstanding	153,217
Net asset value and offering price per share outstanding	$ 9.58

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Conservative ETF Allocation Fund

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 477,653
Securities lending, net	82,653
Dividends-affiliated	10,674
Total income	570,980
Expenses
Distribution/Service—Class A (See Note 3)	40,907
Distribution/Service—Class C (See Note 3)	2,009
Distribution/Service—Class R3 (See Note 3)	725
Distribution/Service—SIMPLE Class (See Note 3)	3,207
Registration	40,045
Manager (See Note 3)	34,733
Professional fees	16,716
Transfer agent (See Note 3)	13,600
Custodian	9,715
Shareholder communication	2,766
Trustees	395
Shareholder service (See Note 3)	145
Miscellaneous	2,265
Total expenses before waiver/reimbursement	167,228
Expense waiver/reimbursement from Manager (See Note 3)	(24,719)
Net expenses	142,509
Net investment income (loss)	428,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(992,308)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,221,945)
Net realized and unrealized gain (loss)	(2,214,253)
Net increase (decrease) in net assets resulting from operations	$(1,785,782)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 428,471	$ 513,281
Net realized gain (loss)	(992,308)	(90,363)
Net change in unrealized appreciation (depreciation)	(1,221,945)	(2,811,868)
Net increase (decrease) in net assets resulting from operations	(1,785,782)	(2,388,950)
Distributions to shareholders:
Class A	(366,125)	(713,856)
Class C	(2,968)	(6,834)
Class I	(407)	(1,541)
Class R3	(3,497)	(1,667)
SIMPLE Class	(13,103)	(13,388)
Total distributions to shareholders	(386,100)	(737,286)
Capital share transactions:
Net proceeds from sales of shares	5,003,986	19,899,906
Net asset value of shares issued to shareholders in reinvestment of distributions	383,797	727,750
Cost of shares redeemed	(3,403,983)	(7,710,201)
Increase (decrease) in net assets derived from capital share transactions	1,983,800	12,917,455
Net increase (decrease) in net assets	(188,082)	9,791,219
Net Assets
Beginning of period	34,538,571	24,747,352
End of period	$34,350,489	$34,538,571
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class A		2022	2021
Net asset value at beginning of period	$ 10.22	$ 11.13	$ 10.00
Net investment income (loss) (a)	0.12	0.18	0.11
Net realized and unrealized gain (loss)	(0.64)	(0.84)	1.12
Total from investment operations	(0.52)	(0.66)	1.23
Less distributions:
From net investment income	(0.11)	(0.18)	(0.09)
From net realized gain on investments	—	(0.07)	(0.01)
Total distributions	(0.11)	(0.25)	(0.10)
Net asset value at end of period	$ 9.59	$ 10.22	$ 11.13
Total investment return (b)	(5.06)%	(6.09)%	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%††	1.63%	1.25%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.94%††	0.91%	1.49%††
Portfolio turnover rate	35%	62%	56%
Net assets at end of period (in 000’s)	$ 32,101	$ 32,925	$ 23,951

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class C		2022	2021
Net asset value at beginning of period	$ 10.19	$ 11.10	$ 10.00
Net investment income (loss) (a)	0.09	0.10	0.05
Net realized and unrealized gain (loss)	(0.64)	(0.85)	1.10
Total from investment operations	(0.55)	(0.75)	1.15
Less distributions:
From net investment income	(0.07)	(0.09)	(0.04)
From net realized gain on investments	—	(0.07)	(0.01)
Total distributions	(0.07)	(0.16)	(0.05)
Net asset value at end of period	$ 9.57	$ 10.19	$ 11.10
Total investment return (b)	(5.35)%	(6.81)%	11.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%††	0.90%	0.58%††
Net expenses (c)	1.55%††	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.74%††	1.73%	2.24%††
Portfolio turnover rate	35%	62%	56%
Net assets at end of period (in 000’s)	$ 389	$ 413	$ 472

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class I		2022	2021
Net asset value at beginning of period	$ 10.20	$ 11.13	$ 10.00
Net investment income (loss) (a)	0.14	0.21	0.15
Net realized and unrealized gain (loss)	(0.65)	(0.85)	1.10
Total from investment operations	(0.51)	(0.64)	1.25
Less distributions:
From net investment income	(0.12)	(0.22)	(0.11)
From net realized gain on investments	—	(0.07)	(0.01)
Total distributions	(0.12)	(0.29)	(0.12)
Net asset value at end of period	$ 9.57	$ 10.20	$ 11.13
Total investment return (b)	(4.94)%	(5.86)%	12.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	1.89%	1.71%††
Net expenses (c)	0.55%††	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.69%††	0.66%	1.24%††
Portfolio turnover rate	35%	62%	56%
Net assets at end of period (in 000’s)	$ 32	$ 33	$ 61

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3		2022	2021
Net asset value at beginning of period	$ 10.21	$ 11.12	$ 10.00
Net investment income (loss) (a)	0.10	0.14	0.07
Net realized and unrealized gain (loss)	(0.64)	(0.84)	1.12
Total from investment operations	(0.54)	(0.70)	1.19
Less distributions:
From net investment income	(0.09)	(0.14)	(0.06)
From net realized gain on investments	—	(0.07)	(0.01)
Total distributions	(0.09)	(0.21)	(0.07)
Net asset value at end of period	$ 9.58	$ 10.21	$ 11.12
Total investment return (b)	(5.24)%	(6.42)%	11.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%††	1.29%	0.79%††
Net expenses (c)	1.15%††	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.29%††	1.26%	1.84%††
Portfolio turnover rate	35%	62%	56%
Net assets at end of period (in 000’s)	$ 361	$ 90	$ 68

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Conservative ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class		2022	2021
Net asset value at beginning of period	$ 10.21	$ 11.12	$ 10.46
Net investment income (loss) (a)	0.11	0.14	0.08
Net realized and unrealized gain (loss)	(0.64)	(0.82)	0.66
Total from investment operations	(0.53)	(0.68)	0.74
Less distributions:
From net investment income	(0.10)	(0.16)	(0.07)
From net realized gain on investments	—	(0.07)	(0.01)
Total distributions	(0.10)	(0.23)	(0.08)
Net asset value at end of period	$ 9.58	$ 10.21	$ 11.12
Total investment return (b)	(5.18)%	(6.29)%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.20%††	1.30%	0.92%††
Net expenses (c)	1.05%††	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.24%††	1.23%	1.74%††
Portfolio turnover rate	35%	62%	56%
Net assets at end of period (in 000’s)	$ 1,468	$ 1,077	$ 195

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

MainStay Moderate ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-8.35%	-17.18%	1.44%	0.81%
		Excluding sales charges		-5.52	-14.62	2.77	0.81
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-6.85	-16.24	1.94	1.66
	if redeemed Within One Year of Purchase	Excluding sales charges		-5.91	-15.40	1.94	1.66
Class I Shares	No Sales Charge		6/30/2020	-5.42	-14.41	3.05	0.56
Class R3 Shares	No Sales Charge		6/30/2020	-5.71	-14.95	2.43	1.16
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.71	-14.93	-0.39	1.16

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
40	MainStay Moderate ETF Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Since Inception
S&P 500® Index[2]	-5.50%	-14.61%	11.68%
MSCI EAFE® Index (Net)[3]	-12.70	-23.00	1.68
Bloomberg U.S. Aggregate Bond Index[4]	-6.86	-15.68	-7.17
Moderate Allocation Composite Index[5]	-6.94	-16.04	2.62
Morningstar Allocation-50% to 70% Equity Category Average[6]	-6.12	-14.40	4.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Fund has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
6.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
41

Cost in Dollars of a $1,000 Investment in MainStay Moderate ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$944.80	$3.43	$1,021.68	$3.57	0.70%
Class C Shares	$1,000.00	$940.90	$7.44	$1,017.54	$7.73	1.52%
Class I Shares	$1,000.00	$945.80	$2.26	$1,022.89	$2.35	0.46%
Class R3 Shares	$1,000.00	$942.90	$5.14	$1,019.91	$5.35	1.05%
SIMPLE Class Shares	$1,000.00	$942.90	$5.00	$1,020.06	$5.19	1.02%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
42	MainStay Moderate ETF Allocation Fund

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	61.2%
Fixed Income Funds	32.4
Short-Term Investments	21.5
Other Assets, Less Liabilities	(15.1)
See Portfolio of Investments beginning on page 47 for specific holdings within these categories. The Fund’s holdings are subject to change.

43

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Moderate ETF Allocation Fund perform relative to its benchmarks and peer group during the reporting period ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay Moderate ETF Allocation Fund returned −5.42%, outperforming the −5.50% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and the −12.70% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund also outperformed the −6.86% return of the Bloomberg U.S. Aggregate Bond Index, and the −6.94% return of the Moderate Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended October 31, 2022, Class I shares of the Fund outperformed the −6.12% return of the Morningstar Allocation-50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund materially outperformed the internally maintained blend of indices due to active positioning at the asset class level. The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added significant value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with specific focus on energy companies and defensive sectors that the market rewarded.
Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] We shortened the average duration of the fixed-income portion of the Fund by holding cash and emphasizing exposure to iShares® 0-5 Year High Yield Corporate Bond ETF over its full duration counterpart, iShares® Broad USD High Yield Corporate Bond ETF. Both moves lifted relative returns.
The most significant detractor from the Fund’s relative performance was exposure to gold miner equities. The price of gold, and thus gold miners, tends to move inversely to real bond yields. The combination of the Federal Reserve (the "Fed") pushing rates higher and emerging signs that inflation may be peaking spelled trouble for this particular position.
Also noteworthy is the fact that the internally maintained blend of indices against which the Fund is managed underperformed the median return of peers within the Morningstar category to which the Fund is assigned, creating a headwind to relative performance.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach worked well during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.3% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)

1.	See page 40 for other share class returns, which may be higher or lower than Class I share returns. See page 41 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
44	MainStay Moderate ETF Allocation Fund

Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.25% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, the Fund held an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
Gold miners: The Fund maintained a varying position in gold miners as a hedge against inflation and/or a monetary policy mistake. With month-over-month readings on inflation starting to improve, the Fed demonstrating their mettle in aggressively tightening monetary policy, and input costs for energy and labor rising sharply, this proved to be an unfavorable environment for miners. The position subtracted almost 0.4% from the Fund’s return, making it by far the most significant detractor from Fund performance.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared, fully offsetting the adverse impact of the Fund’s exposure to gold miners.
How did the Fund’s allocations change over the course of the reporting period?
We reduced the Fund’s allocation most significantly to iShares® Core MSCI EAFE ETF to lessen non-U.S. market exposure in anticipation of a global recession. We also trimmed holdings in
iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF, as exposure to sub-investment-grade credit was pulled back to benchmark levels. Another downward adjustment involved trimming holdings of VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration ETF; these positions were reduced following a long period of solid outperformance, with energy being the only sector to deliver positive returns during the reporting period.
The Fund’s cash position saw the largest increase, as we parked proceeds from cutting back equity exposure. Allocations to defensive industries also grew via positions in Health Care Select Sector SPDR® ETF and Invesco S&P® 500 Low Volatility ETF. iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF all saw inflows resulting from the sale of high yield credits.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
The Fund’s two top-performing Underlying Equity ETFs, were SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF. Also posting positive returns were Health Care Select Sector SPDR® ETF and Vanguard Mega Cap Value ETF. The largest declines were seen in VanEck Gold Miners ETF, iShares® Core MSCI Emerging Markets Equity ETF and iShares® Semiconductor ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF—also produced the strongest positive contributions to performance, followed by the healthcare sector and iShares® Core S&P® Small Cap ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, followed by iShares® Core MSCI Emerging Markets ETF and Vanguard Mega Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Other than Underlying Money Market Funds, all Underlying Fixed-Income ETFs generated negative returns. iShares® 0-5 Year High Yield Corporate Bond ETF, iShares® Broad USD High Yield Corporate Bond ETF and Invesco Senior Loan ETF registered the mildest losses. The largest losses came from iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Bond ETF.
45

Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
With all Underlying Fixed-Income ETFs experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least included iShares® 0-5 Year High Yield Corporate Bond ETF and Invesco Senior Loan ETF. The most significant detractors were iShares® Core U.S. Aggregate Bond ETF and Schwab® U.S. Aggregate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come. A small position in gold miner stocks also remains in the Fund's portfolio as an intended hedge against a potential monetary policy mistake or as a safe harbor should the economy slide into recession.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals show signs of gradual deterioration.
None of Schwab Strategic Trust, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
46	MainStay Moderate ETF Allocation Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Investment Companies 93.6%
Equity Funds 61.2%
Health Care Select Sector SPDR Fund (a)	12,579	$ 1,669,862
Invesco S&P 500 Low Volatility ETF	34,331	2,119,596
iShares Core MSCI EAFE ETF	141,077	7,860,811
iShares Core MSCI Emerging Markets ETF	50,724	2,148,162
iShares Core S&P Small-Cap ETF	48,510	4,750,099
iShares Semiconductor ETF (a)	1,396	455,766
Schwab U.S. Mid-Cap ETF	57,053	3,762,075
Schwab U.S. Small-Cap ETF	113,455	4,746,957
SPDR S&P Oil & Gas Exploration & Production ETF (a)	3,194	483,220
VanEck Gold Miners ETF	36,601	884,280
VanEck Oil Services ETF (a)	1,940	579,478
Vanguard Mega Cap ETF	139,458	18,741,761
Vanguard Mega Cap Value ETF	14,461	1,457,524
Vanguard Mid-Cap ETF	32,279	6,584,593
Total Equity Funds (Cost $56,962,349)		56,244,184
Fixed Income Funds 32.4%
Invesco Senior Loan ETF (a)	212,705	4,407,247
iShares 0-5 Year High Yield Corporate Bond ETF (a)	54,761	2,236,987
iShares 20+ Year Treasury Bond ETF	8,843	849,901
iShares Broad USD High Yield Corporate Bond ETF (a)	65,026	2,242,747
iShares Broad USD Investment Grade Corporate Bond ETF (a)	72,893	3,458,044
iShares Core U.S. Aggregate Bond ETF	99,261	9,419,869
Schwab U.S. Aggregate Bond ETF (a)	160,124	7,155,941
Total Fixed Income Funds (Cost $33,690,119)		29,770,736
Total Investment Companies (Cost $90,652,468)		86,014,920
Short-Term Investments 21.5%
Affiliated Investment Company 6.5%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	5,940,951	5,940,951
Unaffiliated Investment Companies 15.0%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	12,832,152	12,832,152
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Companies (continued)
State Street Institutional U.S. Government Money Market Fund, 3.064% (b)(c)	1,000,000	$ 1,000,000
Total Unaffiliated Investment Companies (Cost $13,832,152)		13,832,152
Total Short-Term Investments (Cost $19,773,103)		19,773,103
Total Investments (Cost $110,425,571)	115.1%	105,788,023
Other Assets, Less Liabilities	(15.1)	(13,861,743)
Net Assets	100.0%	$ 91,926,280

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $13,483,740; the total market value of collateral held by the Fund was $13,837,621. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,469. The Fund received cash collateral with a value of $13,832,152. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 2,260	$ 19,736	$ (16,055)	$ —	$ —	$ 5,941	$ 28	$ —	5,941

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay Moderate ETF Allocation Fund

The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 56,244,184	$ —	$ —	$ 56,244,184
Fixed Income Funds	29,770,736	—	—	29,770,736
Total Investment Companies	86,014,920	—	—	86,014,920
Short-Term Investments
Affiliated Investment Company	5,940,951	—	—	5,940,951
Unaffiliated Investment Companies	13,832,152	—	—	13,832,152
Total Short-Term Investments	19,773,103	—	—	19,773,103
Total Investments in Securities	$ 105,788,023	$ —	$ —	$ 105,788,023

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $104,484,620) including securities on loan of $13,483,740	$ 99,847,072
Investment in affiliated investment companies, at value (identified cost $5,940,951)	5,940,951
Cash	833
Due from custodian	59,662
Receivables:
Fund shares sold	94,585
Investment securities sold	33,898
Securities lending	32,419
Dividends	10,420
Other assets	55,673
Total assets	106,075,513
Liabilities
Cash collateral received for securities on loan	13,832,152
Payables:
Fund shares redeemed	186,690
Investment securities purchased	59,662
NYLIFE Distributors (See Note 3)	20,469
Professional fees	16,515
Manager (See Note 3)	15,159
Transfer agent (See Note 3)	7,890
Custodian	4,457
Shareholder communication	2,774
Accrued expenses	3,465
Total liabilities	14,149,233
Net assets	$ 91,926,280
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 8,803
Additional paid-in-capital	99,682,351
99,691,154
Total distributable earnings (loss)	(7,764,874)
Net assets	$ 91,926,280
Class A
Net assets applicable to outstanding shares	$85,414,414
Shares of beneficial interest outstanding	8,176,661
Net asset value per share outstanding	$ 10.45
Maximum sales charge (3.00% of offering price)	0.32
Maximum offering price per share outstanding	$ 10.77
Class C
Net assets applicable to outstanding shares	$ 340,312
Shares of beneficial interest outstanding	32,875
Net asset value and offering price per share outstanding	$ 10.35
Class I
Net assets applicable to outstanding shares	$ 69,121
Shares of beneficial interest outstanding	6,603
Net asset value and offering price per share outstanding	$ 10.47
Class R3
Net assets applicable to outstanding shares	$ 1,264,635
Shares of beneficial interest outstanding	121,465
Net asset value and offering price per share outstanding	$ 10.41
SIMPLE Class
Net assets applicable to outstanding shares	$ 4,837,798
Shares of beneficial interest outstanding	464,984
Net asset value and offering price per share outstanding	$ 10.40

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay Moderate ETF Allocation Fund

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 1,163,741
Securities lending, net	145,814
Dividends-affiliated	28,235
Total income	1,337,790
Expenses
Distribution/Service—Class A (See Note 3)	107,042
Distribution/Service—Class C (See Note 3)	1,800
Distribution/Service—Class R3 (See Note 3)	2,562
Distribution/Service—SIMPLE Class (See Note 3)	9,880
Manager (See Note 3)	91,041
Registration	44,000
Transfer agent (See Note 3)	37,036
Professional fees	18,056
Custodian	10,415
Shareholder communication	4,058
Trustees	1,003
Shareholder service (See Note 3)	512
Miscellaneous	2,686
Total expenses	330,091
Net investment income (loss)	1,007,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(3,474,080)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(2,701,062)
Net realized and unrealized gain (loss)	(6,175,142)
Net increase (decrease) in net assets resulting from operations	$(5,167,443)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,007,699	$ 1,203,799
Net realized gain (loss)	(3,474,080)	(597,640)
Net change in unrealized appreciation (depreciation)	(2,701,062)	(6,742,990)
Net increase (decrease) in net assets resulting from operations	(5,167,443)	(6,136,831)
Distributions to shareholders:
Class A	—	(1,190,376)
Class C	—	(3,546)
Class I	—	(1,128)
Class R3	—	(9,056)
SIMPLE Class	—	(22,031)
Total distributions to shareholders	—	(1,226,137)
Capital share transactions:
Net proceeds from sales of shares	12,305,972	54,296,195
Net asset value of shares issued to shareholders in reinvestment of distributions	—	1,224,058
Cost of shares redeemed	(5,823,117)	(13,327,228)
Increase (decrease) in net assets derived from capital share transactions	6,482,855	42,193,025
Net increase (decrease) in net assets	1,315,412	34,830,057
Net Assets
Beginning of period	90,610,868	55,780,811
End of period	$91,926,280	$ 90,610,868
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class A		2022	2021
Net asset value at beginning of period	$ 11.06	$ 11.88	$ 10.00
Net investment income (loss) (a)	0.12	0.18	0.10
Net realized and unrealized gain (loss)	(0.73)	(0.83)	1.85
Total from investment operations	(0.61)	(0.65)	1.95
Less distributions:
From net investment income	—	(0.15)	(0.06)
From net realized gain on investments	—	(0.02)	(0.01)
Total distributions	—	(0.17)	(0.07)
Net asset value at end of period	$ 10.45	$ 11.06	$ 11.88
Total investment return (b)	(5.52)%	(5.60)%	19.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24%††	1.53%	1.02%††
Net expenses (c)	0.70%††	0.70%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.70%††	0.70%	1.04%††
Portfolio turnover rate	33%	58%	45%
Net assets at end of period (in 000’s)	$ 85,414	$ 86,128	$ 54,345

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class C		2022	2021
Net asset value at beginning of period	$ 11.00	$ 11.83	$ 10.00
Net investment income (loss) (a)	0.08	0.08	0.03
Net realized and unrealized gain (loss)	(0.73)	(0.83)	1.85
Total from investment operations	(0.65)	(0.75)	1.88
Less distributions:
From net investment income	—	(0.06)	(0.04)
From net realized gain on investments	—	(0.02)	(0.01)
Total distributions	—	(0.08)	(0.05)
Net asset value at end of period	$ 10.35	$ 11.00	$ 11.83
Total investment return (b)	(5.91)%	(6.44)%	18.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.45%††	0.70%	0.29%††
Net expenses (c)	1.52%††	1.54%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.52%††	1.54%	1.77%††
Portfolio turnover rate	33%	58%	45%
Net assets at end of period (in 000’s)	$ 340	$ 389	$ 506

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class I		2022	2021
Net asset value at beginning of period	$ 11.07	$ 11.87	$ 10.00
Net investment income (loss) (a)	0.13	0.22	0.13
Net realized and unrealized gain (loss)	(0.73)	(0.83)	1.84
Total from investment operations	(0.60)	(0.61)	1.97
Less distributions:
From net investment income	—	(0.17)	(0.09)
From net realized gain on investments	—	(0.02)	(0.01)
Total distributions	—	(0.19)	(0.10)
Net asset value at end of period	$ 10.47	$ 11.07	$ 11.87
Total investment return (b)	(5.42)%	(5.31)%	19.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.49%††	1.83%	1.40%††
Net expenses (c)	0.46%††	0.45%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.46%††	0.45%	0.79%††
Portfolio turnover rate	33%	58%	45%
Net assets at end of period (in 000’s)	$ 69	$ 73	$ 52

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3		2022	2021
Net asset value at beginning of period	$ 11.04	$ 11.86	$ 10.00
Net investment income (loss) (a)	0.10	0.15	0.07
Net realized and unrealized gain (loss)	(0.73)	(0.84)	1.85
Total from investment operations	(0.63)	(0.69)	1.92
Less distributions:
From net investment income	—	(0.11)	(0.05)
From net realized gain on investments	—	(0.02)	(0.01)
Total distributions	—	(0.13)	(0.06)
Net asset value at end of period	$ 10.41	$ 11.04	$ 11.86
Total investment return (b)	(5.71)%	(5.92)%	19.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%††	1.22%	0.76%††
Net expenses (c)	1.05%††	1.05%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.05%††	1.05%	1.39%††
Portfolio turnover rate	33%	58%	45%
Net assets at end of period (in 000’s)	$ 1,265	$ 854	$ 403

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay Moderate ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class		2022	2021
Net asset value at beginning of period	$ 11.03	$ 11.85	$ 10.66
Net investment income (loss) (a)	0.10	0.13	0.06
Net realized and unrealized gain (loss)	(0.73)	(0.81)	1.19
Total from investment operations	(0.63)	(0.68)	1.25
Less distributions:
From net investment income	—	(0.12)	(0.05)
From net realized gain on investments	—	(0.02)	(0.01)
Total distributions	—	(0.14)	(0.06)
Net asset value at end of period	$ 10.40	$ 11.03	$ 11.85
Total investment return (b)	(5.71)%	(5.89)%	11.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%††	1.07%	0.62%††
Net expenses (c)	1.02%††	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.02%††	1.05%	1.27%††
Portfolio turnover rate	33%	58%	45%
Net assets at end of period (in 000’s)	$ 4,838	$ 3,167	$ 475

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

MainStay Growth ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-8.45%	-18.08%	4.57%	0.96%
		Excluding sales charges		-5.62	-15.54	5.94	0.96
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-6.84	-16.91	5.16	1.75
	if redeemed Within One Year of Purchase	Excluding sales charges		-5.90	-16.08	5.16	1.75
Class I Shares	No Sales Charge		6/30/2020	-5.47	-15.29	6.23	0.71
Class R3 Shares	No Sales Charge		6/30/2020	-5.71	-15.74	5.60	1.31
SIMPLE Class Shares	No Sales Charge		8/31/2020	-5.71	-15.71	2.17	1.25

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
58	MainStay Growth ETF Allocation Fund

Benchmark Performance*	Six Months[1]	One Year	Since Inception
S&P 500® Index[2]	-5.50%	-14.61%	11.68%
MSCI EAFE® Index (Net)[3]	-12.70	-23.00	1.68
Bloomberg U.S. Aggregate Bond Index[4]	-6.86	-15.68	-7.17
Growth Allocation Composite Index[5]	-7.10	-16.35	5.89
Morningstar Allocation-70% to 85% Equity Category Average[6]	-6.29	-15.93	6.20

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Fund has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively.
6.	The Morningstar Allocation – 70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
59

Cost in Dollars of a $1,000 Investment in MainStay Growth ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$943.80	$3.92	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$941.00	$7.58	$1,017.39	$7.88	1.55%
Class I Shares	$1,000.00	$945.30	$2.70	$1,022.43	$2.80	0.55%
Class R3 Shares	$1,000.00	$942.90	$5.63	$1,019.41	$5.85	1.15%
SIMPLE Class Shares	$1,000.00	$942.90	$5.14	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
60	MainStay Growth ETF Allocation Fund

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	81.0%
Fixed Income Funds	13.2
Short-Term Investments	18.8
Other Assets, Less Liabilities	(13.0)
See Portfolio of Investments beginning on page 65 for specific holdings within these categories. The Fund’s holdings are subject to change.

61

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Growth ETF Allocation Fund perform relative to its benchmarks and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay Growth ETF Allocation Fund returned −5.47%, outperforming the −5.50% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and the −12.70% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund also outperformed the −6.86% return of the Bloomberg U.S. Aggregate Bond Index, and the −7.10% return of the Growth Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended October 31, 2022, Class I shares of the Fund outperformed the −6.29% return of the Morningstar Allocation-70% to 85% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund materially outperformed the internally maintained blend of indices due to active positioning at the asset class level. The Fund’s outperformance was driven by the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added significant value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, with specific focus on energy companies and defensive sectors that the market rewarded.
Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] We shortened the average duration of the fixed-income portion of the Fund by holding cash and emphasizing exposure to iShares® 0-5 Year High Yield Corporate Bond ETF over its full duration counterpart, iShares® Broad USD High Yield Corporate Bond ETF. Both moves lifted relative returns.
The most significant detractor from the Fund’s relative performance was exposure to gold miner equities. The price of gold, and thus gold miners, tends to move inversely to real bond yields. The combination of the Federal Reserve (the "Fed") pushing rates higher and emerging signs that inflation may be peaking spelled trouble for this particular position.
While most ETF holdings track the performance of indices that are components of the benchmark quite closely, that is not universally true. The Schwab® U.S. Small-Cap ETF trailed the performance of the Russell 2000® Index by close to 2%. As a large holding within the Fund, representing approximately 10% of total assets, that shortfall detracted materially from performance versus the benchmark. In similar fashion, the Vanguard Mid-Cap ETF trailed the performance of the Russell Midcap® Index, further denting returns.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held a moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach worked well during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.3% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the end of the reporting period, the average duration of the

1.	See page 58 for other share class returns, which may be higher or lower than Class I share returns. See page 59 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
62	MainStay Growth ETF Allocation Fund

fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.25% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, the Fund held an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
Gold miners: The Fund maintained a varying position in gold miners as a hedge against inflation and/or a monetary policy mistake. With month-over-month readings on inflation starting to improve, the Fed demonstrating their mettle in aggressively tightening monetary policy, and input costs for energy and labor rising sharply, this proved to be an unfavorable environment for miners. The position subtracted almost 0.4% from the Fund’s return, making it by far the most significant detractor from Fund performance.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. Such holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on performance as oil and gas prices soared, fully offsetting the adverse impact of the Fund’s exposure to gold miners.
How did the Fund’s allocations change over the course of the reporting period?
We reduced the Fund’s allocation most significantly to iShares® Core MSCI EAFE ETF to lessen non-U.S. market exposure in anticipation of a global recession. We also trimmed holdings in iShares® 0-5 Year High Yield Corporate Bond ETF and iShares® Broad USD High Yield Corporate Bond ETF, as exposure to sub-investment-grade credit was pulled back to benchmark levels. Another downward adjustment involved trimming holdings of VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration ETF, which were reduced following a long period of solid outperformance, with energy being the only sector to deliver positive returns during the reporting period.
The Fund’s cash position saw the largest increase, as we parked proceeds from cutting back equity exposure. Allocations to defensive industries also grew via positions in Health Care Select Sector SPDR® ETF and Invesco S&P® 500 Low Volatility ETF. iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Corporate Bond ETF all saw inflows resulting from the sale of high yield credits.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
The Fund’s two top-performing Underlying Equity ETFs were SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF. Also posting positive returns were Health Care Select Sector SPDR® ETF and Vanguard Mega Cap Value ETF. The largest declines were seen in VanEck Gold Miners ETF, iShares® Core MSCI Emerging Markets Equity ETF and iShares® Semiconductor ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
The Underlying Equity ETFs providing the highest total returns—SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF—also produced the strongest positive contributions to performance, followed by the healthcare sector and iShares® Core S&P® Small Cap ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, followed by iShares® Core MSCI Emerging Markets ETF and Vanguard Mega Cap ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Other than Underlying Money Market Funds, all Underlying Fixed-Income ETFs generated negative returns. iShares® 0-5 Year High Yield Corporate Bond ETF, iShares® Broad USD High Yield
63

Corporate Bond ETF and Invesco Senior Loan ETF registered the mildest losses. The largest losses came from iShares® Core U.S. Aggregate Bond ETF, Schwab® U.S. Aggregate Bond ETF and iShares® Broad USD Investment Grade Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
With all Underlying Fixed-Income ETFs experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least included iShares® Core U.S. Aggregate Bond ETF, iShares® Broad USD Investment Grade Bond ETF and Schwab® U.S. Aggregate Bond ETF. The most significant detractor was iShares® 20+ Year Treasury Bond ETF, followed by larger positions in iShares® Broad USD High Yield Corporate Bond ETF and Invesco Senior Loan ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come. A small position in gold miner stocks also remains in the Fund's portfolio as an intended hedge against a potential monetary policy mistake or as a safe harbor should the economy slide into recession.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals show signs of gradual deterioration.
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, Schwab® U.S. Aggregate Bond ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Growth ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
64	MainStay Growth ETF Allocation Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Investment Companies 94.2%
Equity Funds 81.0%
Health Care Select Sector SPDR Fund (a)	8,368	$ 1,110,852
Invesco S&P 500 Low Volatility ETF	22,861	1,411,438
iShares Core MSCI EAFE ETF	138,582	7,721,789
iShares Core MSCI Emerging Markets ETF	50,182	2,125,208
iShares Core S&P Small-Cap ETF (a)	32,629	3,195,032
iShares Semiconductor ETF (a)	924	301,667
Schwab U.S. Mid-Cap ETF (a)	55,940	3,688,684
Schwab U.S. Small-Cap ETF	152,018	6,360,433
SPDR S&P Oil & Gas Exploration & Production ETF (a)	2,099	317,558
VanEck Gold Miners ETF	24,229	585,373
VanEck Oil Services ETF (a)	1,275	380,842
Vanguard Mega Cap ETF	118,045	15,864,067
Vanguard Mega Cap Value ETF (a)	9,573	964,863
Vanguard Mid-Cap ETF (a)	31,505	6,426,705
Total Equity Funds (Cost $52,122,170)		50,454,511
Fixed Income Funds 13.2%
Invesco Senior Loan ETF (a)	145,632	3,017,495
iShares 0-5 Year High Yield Corporate Bond ETF (a)	32,910	1,344,373
iShares 20+ Year Treasury Bond ETF	6,703	644,225
iShares Broad USD High Yield Corporate Bond ETF (a)	43,440	1,498,246
iShares Core U.S. Aggregate Bond ETF	18,463	1,752,139
Total Fixed Income Funds (Cost $8,776,516)		8,256,478
Total Investment Companies (Cost $60,898,686)		58,710,989
Short-Term Investments 18.8%
Affiliated Investment Company 5.9%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	3,656,336	3,656,336
Unaffiliated Investment Companies 12.9%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	5,051,832	5,051,832
State Street Institutional U.S. Government Money Market Fund, 3.064% (b)(c)	3,000,000	3,000,000
Total Unaffiliated Investment Companies (Cost $8,051,832)		8,051,832
Total Short-Term Investments (Cost $11,708,168)		11,708,168
Total Investments (Cost $72,606,854)	113.0%	70,419,157
Other Assets, Less Liabilities	(13.0)	(8,102,329)
Net Assets	100.0%	$ 62,316,828

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
65

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $8,218,201; the total market value of collateral held by the Fund was $8,478,193. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $426,361. The Fund received cash collateral with a value of $8,051,832. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 1,514	$ 14,070	$ (11,928)	$ —	$ —	$ 3,656	$ 19	$ —	3,656

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 50,454,511	$ —	$ —	$ 50,454,511
Fixed Income Funds	8,256,478	—	—	8,256,478
Total Investment Companies	58,710,989	—	—	58,710,989
Short-Term Investments
Affiliated Investment Company	3,656,336	—	—	3,656,336
Unaffiliated Investment Companies	8,051,832	—	—	8,051,832
Total Short-Term Investments	11,708,168	—	—	11,708,168
Total Investments in Securities	$ 70,419,157	$ —	$ —	$ 70,419,157

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
66	MainStay Growth ETF Allocation Fund

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $68,950,518) including securities on loan of $8,218,201	$66,762,821
Investment in affiliated investment companies, at value (identified cost $3,656,336)	3,656,336
Cash	311
Receivables:
Fund shares sold	102,159
Securities lending	23,878
Dividends	6,665
Other assets	57,034
Total assets	70,609,204
Liabilities
Cash collateral received for securities on loan	8,051,832
Payables:
Fund shares redeemed	113,849
Investment securities purchased	70,822
Professional fees	16,243
NYLIFE Distributors (See Note 3)	14,166
Manager (See Note 3)	7,922
Transfer agent (See Note 3)	7,845
Custodian	4,080
Shareholder communication	3,093
Accrued expenses	2,524
Total liabilities	8,292,376
Net assets	$62,316,828
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 5,539
Additional paid-in-capital	66,462,752
66,468,291
Total distributable earnings (loss)	(4,151,463)
Net assets	$62,316,828
Class A
Net assets applicable to outstanding shares	$55,375,207
Shares of beneficial interest outstanding	4,920,356
Net asset value per share outstanding	$ 11.25
Maximum sales charge (3.00% of offering price)	0.35
Maximum offering price per share outstanding	$ 11.60
Class C
Net assets applicable to outstanding shares	$ 306,550
Shares of beneficial interest outstanding	27,476
Net asset value and offering price per share outstanding	$ 11.16
Class I
Net assets applicable to outstanding shares	$ 72,627
Shares of beneficial interest outstanding	6,463
Net asset value and offering price per share outstanding	$ 11.24
Class R3
Net assets applicable to outstanding shares	$ 528,822
Shares of beneficial interest outstanding	47,150
Net asset value and offering price per share outstanding	$ 11.22
SIMPLE Class
Net assets applicable to outstanding shares	$ 6,033,622
Shares of beneficial interest outstanding	537,171
Net asset value and offering price per share outstanding	$ 11.23

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
67

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 719,113
Securities lending, net	98,850
Dividends-affiliated	18,674
Total income	836,637
Expenses
Distribution/Service—Class A (See Note 3)	66,800
Distribution/Service—Class C (See Note 3)	1,535
Distribution/Service—Class R3 (See Note 3)	1,233
Distribution/Service—SIMPLE Class (See Note 3)	12,088
Manager (See Note 3)	59,133
Registration	42,198
Transfer agent (See Note 3)	33,689
Professional fees	17,252
Custodian	10,164
Shareholder communication	3,269
Trustees	631
Shareholder service (See Note 3)	247
Miscellaneous	2,897
Total expenses before waiver/reimbursement	251,136
Expense waiver/reimbursement from Manager (See Note 3)	(6,616)
Net expenses	244,520
Net investment income (loss)	592,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(2,266,590)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(1,646,695)
Net realized and unrealized gain (loss)	(3,913,285)
Net increase (decrease) in net assets resulting from operations	$(3,321,168)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
68	MainStay Growth ETF Allocation Fund

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 592,117	$ 656,387
Net realized gain (loss)	(2,266,590)	(352,275)
Net change in unrealized appreciation (depreciation)	(1,646,695)	(4,308,393)
Net increase (decrease) in net assets resulting from operations	(3,321,168)	(4,004,281)
Distributions to shareholders:
Class A	—	(591,463)
Class C	—	(1,516)
Class I	—	(635)
Class R3	—	(2,146)
SIMPLE Class	—	(28,130)
Total distributions to shareholders	—	(623,890)
Capital share transactions:
Net proceeds from sales of shares	12,342,618	36,077,108
Net asset value of shares issued to shareholders in reinvestment of distributions	—	623,525
Cost of shares redeemed	(3,854,624)	(6,073,472)
Increase (decrease) in net assets derived from capital share transactions	8,487,994	30,627,161
Net increase (decrease) in net assets	5,166,826	25,998,990
Net Assets
Beginning of period	57,150,002	31,151,012
End of period	$62,316,828	$57,150,002
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
69

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class A		2022	2021
Net asset value at beginning of period	$ 11.92	$ 12.79	$ 10.00
Net investment income (loss) (a)	0.12	0.18	0.09
Net realized and unrealized gain (loss)	(0.79)	(0.89)	2.76
Total from investment operations	(0.67)	(0.71)	2.85
Less distributions:
From net investment income	—	(0.15)	(0.05)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.16)	(0.06)
Net asset value at end of period	$ 11.25	$ 11.92	$ 12.79
Total investment return (b)	(5.62)%	(5.69)%	28.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03%††	1.41%	0.90%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.82%††	0.85%	1.41%††
Portfolio turnover rate	29%	54%	47%
Net assets at end of period (in 000’s)	$ 55,375	$ 52,475	$ 29,705

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
70	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class C		2022	2021
Net asset value at beginning of period	$ 11.86	$ 12.73	$ 10.00
Net investment income (loss) (a)	0.07	0.09	0.03
Net realized and unrealized gain (loss)	(0.77)	(0.90)	2.74
Total from investment operations	(0.70)	(0.81)	2.77
Less distributions:
From net investment income	—	(0.05)	(0.03)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.06)	(0.04)
Net asset value at end of period	$ 11.16	$ 11.86	$ 12.73
Total investment return (b)	(5.90)%	(6.40)%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%††	0.67%	0.28%††
Net expenses (c)	1.55%††	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.60%††	1.64%	2.12%††
Portfolio turnover rate	29%	54%	47%
Net assets at end of period (in 000’s)	$ 307	$ 310	$ 288

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
71

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class I		2022	2021
Net asset value at beginning of period	$ 11.89	$ 12.75	$ 10.00
Net investment income (loss) (a)	0.12	0.22	0.12
Net realized and unrealized gain (loss)	(0.77)	(0.89)	2.75
Total from investment operations	(0.65)	(0.67)	2.87
Less distributions:
From net investment income	—	(0.18)	(0.11)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.19)	(0.12)
Net asset value at end of period	$ 11.24	$ 11.89	$ 12.75
Total investment return (b)	(5.47)%	(5.41)%	28.79%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.07%††	1.70%	1.23%††
Net expenses (c)	0.55%††	0.55%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.57%††	0.60%	1.16%††
Portfolio turnover rate	29%	54%	47%
Net assets at end of period (in 000’s)	$ 73	$ 40	$ 40

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
72	MainStay Growth ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3		2022	2021
Net asset value at beginning of period	$ 11.90	$ 12.77	$ 10.00
Net investment income (loss) (a)	0.10	0.11	0.05
Net realized and unrealized gain (loss)	(0.78)	(0.87)	2.76
Total from investment operations	(0.68)	(0.76)	2.81
Less distributions:
From net investment income	—	(0.10)	(0.03)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.11)	(0.04)
Net asset value at end of period	$ 11.22	$ 11.90	$ 12.77
Total investment return (b)	(5.71)%	(6.01)%	28.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68%††	0.83%	0.48%††
Net expenses (c)	1.15%††	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.17%††	1.20%	1.76%††
Portfolio turnover rate	29%	54%	47%
Net assets at end of period (in 000’s)	$ 529	$ 486	$ 158

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
73

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class		2022	2021
Net asset value at beginning of period	$ 11.91	$ 12.78	$ 10.86
Net investment income (loss) (a)	0.10	0.14	0.07
Net realized and unrealized gain (loss)	(0.78)	(0.89)	1.90
Total from investment operations	(0.68)	(0.75)	1.97
Less distributions:
From net investment income	—	(0.11)	(0.04)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.12)	(0.05)
Net asset value at end of period	$ 11.23	$ 11.91	$ 12.78
Total investment return (b)	(5.71)%	(5.92)%	18.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%††	1.11%	0.71%††
Net expenses (c)	1.05%††	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.10%††	1.14%	1.62%††
Portfolio turnover rate	29%	54%	47%
Net assets at end of period (in 000’s)	$ 6,034	$ 3,838	$ 962

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
74	MainStay Growth ETF Allocation Fund

MainStay Equity ETF Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	6/30/2020	-9.57%	-21.02%	6.15%	0.99%
		Excluding sales charges		-6.78	-18.57	7.55	0.99
Class C Shares	Maximum 1% CDSC	With sales charges	6/30/2020	-8.07	-20.01	6.71	1.82
	if redeemed Within One Year of Purchase	Excluding sales charges		-7.14	-19.20	6.71	1.82
Class I Shares	No Sales Charge		6/30/2020	-6.74	-18.40	7.78	0.71
Class R3 Shares	No Sales Charge		6/30/2020	-7.03	-18.87	7.15	1.34
SIMPLE Class Shares	No Sales Charge		8/31/2020	-6.95	-18.78	2.85	1.32

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
75

Benchmark Performance*	Six Months[1]	One Year	Since Inception
S&P 500® Index[2]	-5.50%	-14.61%	11.68%
MSCI EAFE® Index (Net)[3]	-12.70	-23.00	1.68
Equity Allocation Composite Index[4]	-7.33	-16.75	9.15
Morningstar Allocation-85%+ Equity Category Average[5]	-7.37	-20.09	6.72

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Equity Allocation Composite Index as an additional benchmark. The Equity Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively.
5.	The Morningstar Allocation – 85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
76	MainStay Equity ETF Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Equity ETF Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$932.20	$3.90	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$928.60	$7.53	$1,017.39	$7.88	1.55%
Class I Shares	$1,000.00	$932.60	$2.68	$1,022.43	$2.80	0.55%
Class R3 Shares	$1,000.00	$929.70	$5.59	$1,019.41	$5.85	1.15%
SIMPLE Class Shares	$1,000.00	$930.50	$5.11	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
77

Asset Diversification as of October 31, 2022 (Unaudited)
Equity Funds	99.7%
Short-Term Investments	3.7
Other Assets, Less Liabilities	(3.4)
See Portfolio of Investments beginning on page 81 for specific holdings within these categories. The Fund’s holdings are subject to change.

78	MainStay Equity ETF Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay Equity ETF Allocation Fund perform relative to its benchmarks and peer group during the six months ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay Equity ETF Allocation Fund returned −6.74%, underperforming the −5.50% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and outperforming the −12.70% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −7.33% return of the Equity Allocation Composite Index, which is an additional benchmark of the Fund, and the −7.37% return of the Morningstar Allocation-85%+ Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in unaffiliated, passively-managed, exchange-traded funds (“Underlying ETFs”). The Underlying ETFs may invest in U.S. equities and international equities that span a range of capitalizations and geographies, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance roughly matched that of the internally maintained blend of indices. Relative performance benefited from an emphasis on value-oriented stocks over their growth-oriented counterparts, with specific focus on energy companies and defensive sectors that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies. Conversely, the most significant detractor from the Fund’s relative performance was exposure to gold miner equities. The price of gold, and thus gold miners, tends to move inversely to real bond yields. The combination of the Federal Reserve (the "Fed") pushing rates higher and emerging signs that inflation may be peaking spelled trouble for this particular position.
While most ETF holdings track the performance of indices that are components of the benchmark quite closely, that is not universally true. The Schwab® U.S. Small-Cap ETF trailed the performance of the Russell 2000® Index by close to 2%. As a large holding within the Fund, representing approximately 10% of total assets, that shortfall detracted materially from performance versus the benchmark. In similar fashion, the Vanguard Mid-Cap ETF trailed the performance of the Russell Midcap® Index, further undermining returns.
How did you allocate the Fund’s assets during the reporting period and why?
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%. (Contributions take weightings and total returns into account.)
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.25% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, the Fund held an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
Gold miners: The Fund maintained a varying position in gold miners as a hedge against inflation and/or a monetary policy mistake. With month-over-month readings on inflation starting to improve, the Fed demonstrating their mettle in aggressively tightening monetary policy and input costs for energy and labor rising sharply, this proved to be an unfavorable environment for miners. The position subtracted almost 0.4% from the Fund’s return, making it by far the most significant detractor from Fund performance.
Energy: As with gold miners, the Fund maintained exposure to upstream energy producers as a commodity play to provide an additional inflation hedge. These holdings also positioned the Fund to take advantage of opportunities for domestic producers to benefit as Western nations revisit energy policy to source supplies from stable and friendly jurisdictions, rather than autocratic petrostates that present national security risks. While the Fund’s position was small, it had a disproportionately positive impact on

1.	See page 75 for other share class returns, which may be higher or lower than Class I share returns. See page 76 for more information on benchmark and peer group returns.
79

performance as oil and gas prices soared, fully offsetting the adverse impact of the Fund’s exposure to gold miners.
How did the Fund’s allocations change over the course of the reporting period?
We reduced the Fund’s allocation most significantly to iShares® Core MSCI EAFE ETF to lessen non-U.S. market exposure in anticipation of a global recession. We also trimmed holdings of VanEck Oil Services ETF and SPDR® S&P® Oil & Gas Exploration ETF, which were reduced following a long period of solid outperformance, with energy the only sector to deliver positive returns during the reporting period.
The Fund’s allocation to Vanguard Mega Cap ETF saw the largest increased position size, as we parked proceeds from cutting back EAFE (Europe, Australasia and the Middle East) exposure. Allocations to defensive industries also grew via positions in Health Care Select Sector SPDR® ETF and Invesco S&P® 500 Low Volatility ETF.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
The Fund’s two top-performing Underlying ETFs were SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF. Also posting positive returns were Health Care Select Sector SPDR® ETF and Vanguard Mega Cap Value ETF. The largest declines were seen in VanEck Gold Miners ETF, iShares® Core MSCI Emerging Markets Equity ETF and iShares® Semiconductor ETF.
Which Underlying ETFs were the strongest positive contributors to the Fund’s performance and which Underlying ETFs were particularly weak?
The Underlying ETFs providing the highest total returns—SPDR® S&P® Oil & Gas Exploration ETF and VanEck Oil Services ETF—also produced the strongest positive contributions to performance, followed by the healthcare sector and iShares® Core S&P® Small Cap ETF. The most significant detractors were iShares® Core MSCI EAFE ETF, followed by iShares® Core MSCI Emerging Markets ETF and Vanguard Mega Cap ETF.
How was the Fund positioned at the end of the reporting period?
As of October 31, 2022, the positions described above remain intact. The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact, with a particular emphasis on what we perceive to be the defensive “RUSH” sectors: real estate, utilities, consumer staples and health care. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
The Fund maintains a position in energy sector firms, as we envision sustained supply constraints keeping commodity prices elevated, thus preserving meaty profit margins for several years to come. A small position in gold miner stocks also remains in the Fund's portfolio as an intended hedge against a potential monetary policy mistake or as a safe harbor should the economy slide into recession.
None of Schwab Strategic Trust, Schwab® U.S. Small-Cap ETF, or Charles Schwab Investment Management, Inc. make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay Moderate ETF Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
80	MainStay Equity ETF Allocation Fund

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Investment Companies 99.7%
Equity Funds 99.7%
Health Care Select Sector SPDR Fund (a)	6,088	$ 808,182
Invesco S&P 500 Low Volatility ETF	16,652	1,028,094
iShares Core MSCI EAFE ETF	130,109	7,249,674
iShares Core MSCI Emerging Markets ETF	52,867	2,238,917
iShares Core S&P Small-Cap ETF (a)	14,218	1,392,227
iShares Semiconductor ETF (a)	673	219,721
Schwab U.S. Mid-Cap ETF	40,756	2,687,451
Schwab U.S. Small-Cap ETF (a)	166,487	6,965,816
SPDR S&P Oil & Gas Exploration & Production ETF	1,524	230,566
VanEck Gold Miners ETF	4,412	106,594
VanEck Oil Services ETF (a)	926	276,596
Vanguard Mega Cap ETF	127,152	17,087,957
Vanguard Mega Cap Value ETF	6,973	702,809
Vanguard Mid-Cap ETF (a)	22,965	4,684,630
Total Investment Companies (Cost $48,794,304)		45,679,234
Short-Term Investments 3.7%
Affiliated Investment Company 0.5%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	240,765	240,765
Unaffiliated Investment Company 3.2%
Invesco Government & Agency Portfolio, 3.163% (b)(c)	1,477,220	1,477,220
Total Short-Term Investments (Cost $1,717,985)		1,717,985
Total Investments (Cost $50,512,289)	103.4%	47,397,219
Other Assets, Less Liabilities	(3.4)	(1,568,672)
Net Assets	100.0%	$ 45,828,547

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $2,498,501; the total market value of collateral held by the Fund was $2,616,027. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $1,138,807. The Fund received cash collateral with a value of $1,477,220. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
81

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 342	$ 4,124	$ (4,225)	$ —	$ —	$ 241	$ 2	$ —	241

Abbreviation(s):
EAFE—Europe, Australasia and Far East
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Investment Companies
Equity Funds	$ 45,679,234	$ —	$ —	$ 45,679,234
Short-Term Investments
Affiliated Investment Company	240,765	—	—	240,765
Unaffiliated Investment Company	1,477,220	—	—	1,477,220
Total Short-Term Investments	1,717,985	—	—	1,717,985
Total Investments in Securities	$ 47,397,219	$ —	$ —	$ 47,397,219

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
82	MainStay Equity ETF Allocation Fund

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $50,271,524) including securities on loan of $2,498,501	$47,156,454
Investment in affiliated investment companies, at value (identified cost $240,765)	240,765
Cash	2,405
Receivables:
Fund shares sold	52,938
Securities lending	2,402
Dividends	568
Other assets	61,766
Total assets	47,517,298
Liabilities
Cash collateral received for securities on loan	1,477,220
Payables:
Fund shares redeemed	112,959
Investment securities purchased	56,832
Professional fees	16,069
NYLIFE Distributors (See Note 3)	10,349
Transfer agent (See Note 3)	5,165
Custodian	3,915
Shareholder communication	3,355
Manager (See Note 3)	1,051
Accrued expenses	1,836
Total liabilities	1,688,751
Net assets	$45,828,547
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 3,923
Additional paid-in-capital	50,017,851
50,021,774
Total distributable earnings (loss)	(4,193,227)
Net assets	$45,828,547
Class A
Net assets applicable to outstanding shares	$40,483,788
Shares of beneficial interest outstanding	3,463,936
Net asset value per share outstanding	$ 11.69
Maximum sales charge (3.00% of offering price)	0.36
Maximum offering price per share outstanding	$ 12.05
Class C
Net assets applicable to outstanding shares	$ 160,624
Shares of beneficial interest outstanding	13,880
Net asset value and offering price per share outstanding	$ 11.57
Class I
Net assets applicable to outstanding shares	$ 141,878
Shares of beneficial interest outstanding	12,194
Net asset value and offering price per share outstanding	$ 11.64
Class R3
Net assets applicable to outstanding shares	$ 465,744
Shares of beneficial interest outstanding	40,032
Net asset value and offering price per share outstanding	$ 11.63
SIMPLE Class
Net assets applicable to outstanding shares	$ 4,576,513
Shares of beneficial interest outstanding	393,076
Net asset value and offering price per share outstanding	$ 11.64

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
83

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 454,176
Securities lending, net	12,014
Dividends-affiliated	1,693
Total income	467,883
Expenses
Distribution/Service—Class A (See Note 3)	48,765
Distribution/Service—Class C (See Note 3)	842
Distribution/Service—Class R3 (See Note 3)	1,154
Distribution/Service—SIMPLE Class (See Note 3)	9,160
Registration	48,324
Manager (See Note 3)	43,452
Transfer agent (See Note 3)	23,851
Professional fees	16,841
Custodian	9,655
Shareholder communication	3,055
Trustees	462
Shareholder service (See Note 3)	231
Miscellaneous	2,272
Total expenses before waiver/reimbursement	208,064
Expense waiver/reimbursement from Manager (See Note 3)	(28,418)
Net expenses	179,646
Net investment income (loss)	288,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	(1,011,353)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(2,262,761)
Net realized and unrealized gain (loss)	(3,274,114)
Net increase (decrease) in net assets resulting from operations	$(2,985,877)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
84	MainStay Equity ETF Allocation Fund

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the year ended April 30, 2022
	Six months ended October 31, 2022	Year ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 288,237	$ 363,970
Net realized gain (loss)	(1,011,353)	(332,770)
Net change in unrealized appreciation (depreciation)	(2,262,761)	(3,768,943)
Net increase (decrease) in net assets resulting from operations	(2,985,877)	(3,737,743)
Distributions to shareholders:
Class A	—	(362,336)
Class C	—	(590)
Class I	—	(2,163)
Class R3	—	(3,445)
SIMPLE Class	—	(17,161)
Total distributions to shareholders	—	(385,695)
Capital share transactions:
Net proceeds from sales of shares	9,495,468	29,127,682
Net asset value of shares issued to shareholders in reinvestment of distributions	—	381,517
Cost of shares redeemed	(2,555,833)	(7,847,877)
Increase (decrease) in net assets derived from capital share transactions	6,939,635	21,661,322
Net increase (decrease) in net assets	3,953,758	17,537,884
Net Assets
Beginning of period	41,874,789	24,336,905
End of period	$45,828,547	$41,874,789
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
85

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class A		2022	2021
Net asset value at beginning of period	$ 12.54	$ 13.64	$ 10.00
Net investment income (loss) (a)	0.08	0.15	0.07
Net realized and unrealized gain (loss)	(0.93)	(1.10)	3.62
Total from investment operations	(0.85)	(0.95)	3.69
Less distributions:
From net investment income	—	(0.14)	(0.04)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.15)	(0.05)
Net asset value at end of period	$ 11.69	$ 12.54	$ 13.64
Total investment return (b)	(6.78)%	(7.21)%	37.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%††	1.08%	0.63%††
Net expenses (c)	0.80%††	0.80%	0.80%††
Expenses (before waiver/reimbursement) (c)	0.93%††	0.92%	1.90%††
Portfolio turnover rate	12%	43%	24%
Net assets at end of period (in 000’s)	$ 40,484	$ 38,162	$ 20,221

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
86	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class C		2022	2021
Net asset value at beginning of period	$ 12.46	$ 13.57	$ 10.00
Net investment income (loss) (a)	0.04	0.05	(0.02)
Net realized and unrealized gain (loss)	(0.93)	(1.11)	3.63
Total from investment operations	(0.89)	(1.06)	3.61
Less distributions:
From net investment income	—	(0.04)	(0.03)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.05)	(0.04)
Net asset value at end of period	$ 11.57	$ 12.46	$ 13.57
Total investment return (b)	(7.14)%	(7.92)%	36.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.65%††	0.38%	(0.20)%††
Net expenses (c)	1.55%††	1.55%	1.55%††
Expenses (before waiver/reimbursement) (c)	1.73%††	1.75%	2.61%††
Portfolio turnover rate	12%	43%	24%
Net assets at end of period (in 000’s)	$ 161	$ 177	$ 175

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
87

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class I		2022	2021
Net asset value at beginning of period	$ 12.47	$ 13.56	$ 10.00
Net investment income (loss) (a)	0.10	0.07	0.08
Net realized and unrealized gain (loss)	(0.93)	(0.98)	3.62
Total from investment operations	(0.83)	(0.91)	3.70
Less distributions:
From net investment income	—	(0.17)	(0.13)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.18)	(0.14)
Net asset value at end of period	$ 11.64	$ 12.47	$ 13.56
Total investment return (b)	(6.74)%	(6.96)%	37.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.64%††	0.49%	0.80%††
Net expenses (c)	0.55%††	0.48%	0.55%††
Expenses (before waiver/reimbursement) (c)	0.68%††	0.60%	1.65%††
Portfolio turnover rate	12%	43%	24%
Net assets at end of period (in 000’s)	$ 142	$ 152	$ 2,684

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
88	MainStay Equity ETF Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	June 30, 2020^ through April 30,
Class R3		2022	2021
Net asset value at beginning of period	$ 12.51	$ 13.61	$ 10.00
Net investment income (loss) (a)	0.06	0.10	0.04
Net realized and unrealized gain (loss)	(0.94)	(1.10)	3.62
Total from investment operations	(0.88)	(1.00)	3.66
Less distributions:
From net investment income	—	(0.09)	(0.04)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.10)	(0.05)
Net asset value at end of period	$ 11.63	$ 12.51	$ 13.61
Total investment return (b)	(7.03)%	(7.47)%	36.62%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%††	0.74%	0.39%††
Net expenses (c)	1.15%††	1.15%	1.15%††
Expenses (before waiver/reimbursement) (c)	1.28%††	1.27%	2.25%††
Portfolio turnover rate	12%	43%	24%
Net assets at end of period (in 000’s)	$ 466	$ 472	$ 445

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
89

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	Year Ended April 30,	August 31, 2020^ through April 30,
SIMPLE Class		2022	2021
Net asset value at beginning of period	$ 12.51	$ 13.61	$ 11.08
Net investment income (loss) (a)	0.06	0.11	0.06
Net realized and unrealized gain (loss)	(0.93)	(1.10)	2.52
Total from investment operations	(0.87)	(0.99)	2.58
Less distributions:
From net investment income	—	(0.10)	(0.04)
From net realized gain on investments	—	(0.01)	(0.01)
Total distributions	—	(0.11)	(0.05)
Net asset value at end of period	$ 11.64	$ 12.51	$ 13.61
Total investment return (b)	(6.95)%	(7.38)%	23.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.04%††	0.78%	0.51%††
Net expenses (c)	1.05%††	1.05%	1.05%††
Expenses (before waiver/reimbursement) (c)	1.23%††	1.25%	2.11%††
Portfolio turnover rate	12%	43%	24%
Net assets at end of period (in 000’s)	$ 4,577	$ 2,911	$ 811

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
90	MainStay Equity ETF Allocation Fund

MainStay ESG Multi-Asset Allocation Fund
Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended October 31, 2022
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Since Inception[1]	Gross Expense Ratio[2]
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	9/30/2021	-9.27%	-19.03%	-15.33%	2.53%
		Excluding sales charges		-6.47	-16.53	-12.92	2.53
Class C Shares	Maximum 1% CDSC	With sales charges	9/30/2021	-7.75	-17.91	-13.55	3.28
	if redeemed Within One Year of Purchase	Excluding sales charges		-6.82	-17.10	-13.55	3.28
Class I Shares	No Sales Charge		9/30/2021	-6.35	-16.28	-12.68	2.28
Class R3 Shares	No Sales Charge		9/30/2021	-6.58	-16.80	-13.18	2.88
SIMPLE Class Shares	No Sales Charge		9/30/2021	-6.47	-16.68	-13.07	2.78

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
91

Benchmark Performance*	Six Months[1]	One Year	Since Inception
S&P 500® Index[2]	-5.50%	-14.61%	-7.99%
MSCI EAFE® Index (Net)[3]	-12.70	-23.00	-19.65
Bloomberg U.S. Aggregate Bond Index[4]	-6.86	-15.68	-14.59
Multi-Asset Allocation Composite Index[5]	-6.94	-16.04	-12.15
Morningstar Allocation-50% to 70% Equity Category Average[6]	-6.12	-14.40	-10.49

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
5.	The Fund has selected the Multi-Asset Allocation Composite Index as an additional benchmark. The Multi-Asset Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index (Net) and the Bloomberg U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively.
6.	The Morningstar Allocation – 50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
92	MainStay ESG Multi-Asset Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay ESG Multi-Asset Allocation Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2022 to October 31, 2022, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2022 to October 31, 2022.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2022. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 5/1/22	Ending Account Value (Based on Actual Returns and Expenses) 10/31/22	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/22	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$935.30	$3.90	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$931.80	$7.55	$1,017.39	$7.88	1.55%
Class I Shares	$1,000.00	$936.50	$2.68	$1,022.43	$2.80	0.55%
Class R3 Shares	$1,000.00	$934.20	$5.61	$1,019.41	$5.85	1.15%
SIMPLE Class Shares	$1,000.00	$935.30	$5.12	$1,019.91	$5.35	1.05%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
93

Asset Diversification as of October 31, 2022 (Unaudited)
Unaffiliated Investment Companies	86.8%
Affiliated Investment Companies	6.9
Short-Term Investments	16.9
Other Assets, Less Liabilities	(10.6)
See Portfolio of Investments beginning on page 98 for specific holdings within these categories. The Fund’s holdings are subject to change.

94	MainStay ESG Multi-Asset Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investment Management LLC, the Fund’s Manager.
How did MainStay ESG Multi-Asset Allocation Fund perform relative to its benchmarks and peer group during the reporting period ended October 31, 2022?
For the six months ended October 31, 2022, Class I shares of MainStay ESG Multi-Asset Allocation Fund returned −6.35%, underperforming the −5.50% return of the Fund’s primary benchmark, the S&P 500® Index (the "Index"), and outperforming the −12.70% return of the MSCI EAFE® Index (Net), which is the Fund’s secondary benchmark. Over the same period, Class I shares of the Fund outperformed the −6.86% return of the Bloomberg U.S. Aggregate Bond Index, and the −6.94% return of the Multi-Asset Allocation Composite Index, both of which are additional benchmarks of the Fund. For the six months ended October 31, 2022, Class I shares underperformed the −6.12% return of the Morningstar Allocation -50% to 70% Equity Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund is a “fund of funds" that seeks to achieve its investment objective by investing in both unaffiliated and affiliated exchange-traded funds (“Underlying ETFs”) where the consideration of environmental, social and governance (“ESG”) factors is a significant part of the investment strategy and that meet the Fund’s overall investment criteria. The Underlying ETFs may invest in U.S. equities, international equities and fixed-income instruments, making comparisons to any single index generally less suitable than a weighted combination of indices, which is a more useful yardstick by which to measure performance. The most influential factor affecting returns for the Fund during the reporting period (versus the performance of a weighted combination of indices) is the net performance of the Underlying ETFs themselves, relative to their respective benchmarks. During the reporting period, asset class policy was the primary determinant of the Fund’s relative performance.
Fund management internally maintains a blend of indices that are taken into consideration when managing the Fund. During the reporting period, the Fund’s performance roughly matched that of the internally maintained blend of indices, with active positioning at the asset class level adding to returns and Underlying ETF performance detracting in near equal measure.
The Fund’s asset class positioning benefited from the following factors:
•	Management of the stock/bond blend: The Fund’s management of its stock/bond blend proved generally successful, reflecting tactical adjustments made throughout the reporting period. With both investment-grade bonds and U.S. stocks posting declines in the mid-teens, there was little cost or benefit to being persistently overweight or underweight in equities, although adjusting that exposure over time (buying dips and selling rallies) added significant value.
•	Value created within asset classes: The equity portion of the Fund emphasized value over growth, a position that the market rewarded. Conditions also favored the Fund’s skew toward profitable small-cap companies.
•	Shorter duration:[2] We shortened the average duration of the fixed-income portion of the Fund, which further lifted relative returns.
On the other hand, the reporting period did not provide a conducive environment for ESG strategies generally, as traditional fossil fuel energy companies fared well, while other firms more typically associated with the ESG movement—such as emerging technology—lagged by a wide margin. But even beyond the challenges faced by ESG strategies generally, a number of Underlying ETF holdings performed poorly versus the broad indices within their market segments. Notable examples include Nuveen ESG Small-Cap ETF, iShares® ESG Aware MSCI USA Small-Cap ETF and Xtrackers MSCI USA ESG Leaders Equity ETF.
How did you allocate the Fund’s assets during the reporting period and why?
Stock/bond blend: On average, the Fund held moderately overweight exposure to equities during the reporting period, with the magnitude of that bias managed tactically in response to swings in pricing, as described above. We are generally reluctant to position the Fund with an underweight allocation to equities, as stocks have tended to perform well over time, and anticipating drawdowns is challenging. The opposite is less true; we are happy to increase the Fund’s allocation to equities when we believe they are well supported fundamentally or when a correction has run further than we believe appropriate. This approach worked well during the reporting period. Although stocks declined by double digits, the Fund generated roughly 0.3% of excess return3 through tactical adjustments to its degree of overweight exposure to equities.
Duration: Believing inflationary pressures to be partially structural in nature and likely to persist at elevated levels for the foreseeable future, we skewed the Fund’s fixed-income holdings to favor shorter maturity instruments less sensitive to rising bond yields, although we increased the Fund’s duration as yields rose. By the

1.	See page 91 for other share class returns, which may be higher or lower than Class I share returns. See page 92 for more information on benchmark and peer group returns.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.
95

end of the reporting period, the average duration of the fixed-income portion of the Fund was only slightly shorter than that of the benchmark. The Fund’s duration policy contributed positively to performance. (Contributions take weightings and total returns into account.)
Equity style: In the same way that inflation is threatening to long-duration bonds, equities with values disproportionately reflected in more distant cash flows (i.e., growth stocks with high prices relative to current earnings) are likewise vulnerable. Accordingly, we tilted the Fund to emphasize value stocks that offered more attractive near-term cash flows, placing particular focus on traditionally defensive sectors: real estate, utilities, consumer staples and (most of all) health care. The combined effect was a modest positive contribution to return of approximately 0.1%.
Equity size: Small-company stocks were more heavily owned in the Fund than in the Index. The thesis behind this positioning was based on attractive small-cap valuations, insulation from economic weakness abroad, less sensitivity to dollar strength and disproportionate exposure to domestic demand, which remained healthy. The Fund’s active position in small-cap companies contributed approximately 0.35% to relative performance.
Geographic exposure: In light of Russia’s invasion of Ukraine, we positioned the Fund with an underweight exposure to developed international markets, benefiting performance at the margin. That improvement in returns was fully offset, however, by a small overweight position in emerging market equities. We believed that China’s economy would benefit from the country’s relaxation of its zero-COVID policy, as well as additional fiscal support ahead of the October 2022 Party Congress; however, neither development materialized.
How did the Fund’s allocations change over the course of the reporting period?
Allocation adjustments occur either in response to changing asset class preferences, or to switch between different ESG ETFs within an asset class. Examples of the former include reductions in the Fund’s positions in iShares® ESG Aware MSCI EAFE ETF and IQ Candriam ESG International Equity ETF, as we continued to lessen the Fund’s exposure to non-U.S. markets in anticipation of a global recession. We also trimmed holdings in iShares® ESG Advanced High Yield ETF, reducing the Fund’s exposure to sub-investment-grade credit to benchmark levels.
Examples of ETFs seeing their position size reduced or closed altogether, as the mix of vehicles used to represent the various asset classes evolved, included iShares® ESG Screened S&P® 500 ETF and Nuveen ESG U.S. Aggregate Bond ETF. Positions that grew in size, either as beneficiaries of asset class changes or due to their role in representing those asset classes, included iShares® ESG Advanced Total USD Bond Market ETF, IQ Candriam
ESG U.S. Equity ETF and iShares® ESG Aware MSCI USA Small-Cap ETF.
During the reporting period, which Underlying Equity ETFs had the highest total returns and which Underlying Equity ETFs had the lowest total returns?
No Underlying Equity ETF holdings delivered positive returns during the reporting period. Those generating the smallest losses were iShares® ESG Aware MSCI USA Small-Cap ETF, Nuveen ESG Small-Cap ETF and Nuveen ESG Large-Cap Value ETF. The largest losses were seen in iShares® ESG MSCI EM Leaders ETF, iShares® ESG Aware MSCI EM ETF and Nuveen ESG Emerging Markets Equity ETF.
Which Underlying Equity ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Equity ETFs were particularly weak?
Despite generating negative returns over the duration of the reporting period, two holdings did contribute positively to performance, by virtue of their weight having shifted over that span of time, with the Underlying Equity ETF’s position size larger when the ETF was appreciating than when it was depreciating. Those two were Xtrackers MSCI USA ESG Leaders Equity ETF and iShares® ESG Aware MSCI USA Small-Cap ETF.
The most significant detractors from Fund performance were iShares® ESG Aware MSCI EAFE ETF, iShares® ESG Aware MSCI EM ETF and Nuveen ESG Mid-Cap Value ETF.
During the reporting period, which Underlying Fixed-Income ETFs had the highest total returns and which Underlying Fixed-Income ETFs had the lowest total returns?
Other than Underlying Money Market Funds, all Underlying Fixed-Income ETFs generated negative returns. iShares® ESG Aware 1-5 Year USD Corporate Bond ETF, iShares® ESG Advanced High Yield ETF and Nuveen ESG High Yield Corporate Bond ETF registered the mildest losses. The largest losses came from Vanguard ESG U.S. Corporate Bond ETF, iShares® ESG Aware U.S. Aggregate Bond ETF and Nuveen ESG U.S. Aggregate Bond ETF.
Which Underlying Fixed-Income ETFs were the strongest positive contributors to the Fund’s performance and which Underlying Fixed-Income ETFs were particularly weak?
With all Underlying Fixed-Income ETFs experiencing losses during the reporting period, none contributed positively to performance. Those detracting the least included Nuveen ESG U.S. Aggregate Bond ETF and Nuveen ESG High Yield Corporate Bond ETF. The most significant detractors were iShares® ESG Advanced Total
96	MainStay ESG Multi-Asset Allocation Fund

USD Bond Market ETF and iShares® ESG Aware U.S. Aggregate Bond ETF.
How was the Fund positioned at the end of the reporting period?
As the market rallied in October 2022, we trimmed the Fund’s equity allocation, positioning the Fund very close to neutral as of October 31, 2022. We anticipate that the market will continue to move generally sideways within a very broad channel, presenting opportunities to trade tactically, adding to equity holdings during periods of weakness and trimming them again as prices recover.
The bias we expect to have the largest impact on active return is our preference for small- and mid-cap stocks. We believe that the large-cap space is potentially vulnerable to economic weakness abroad, a strong U.S. dollar, rich valuations and concentration in a relatively short list of very large companies (mega-cap technology). Smaller companies, in contrast, cater primarily to what we view as a financially healthy domestic clientele and have historically been more successful than larger companies in protecting real earnings amid high inflation.
Likewise, the Fund’s emphasis on value stocks over growth stocks remains intact. The thesis rests primarily on the idea that inflation will prove persistent and jeopardize the high price multiples paid on fast-growing companies with current valuations that depend on distant earnings. We are also mindful of the economy’s progression in the business cycle and the possibility that a recession may not be far away.
Within fixed income, we have lessened the Fund’s short-duration posture considerably as yields have climbed. As of October 31, 2022, the Fund’s duration is closer to the benchmark. We have also reduced the Fund’s exposure to credit as corporate fundamentals show signs of gradual deterioration.
iShares® is a registered trademark of BlackRock (BlackRock, Inc. and its subsidiaries). Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in MainStay ESG Multi-Asset Allocation Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
97

Portfolio of Investments October 31, 2022† (Unaudited)
	Shares	Value
Affiliated Investment Companies 6.9%
Equity Funds 6.9%
IQ Candriam ESG International Equity ETF (a)	1,480	$ 33,161
IQ Candriam ESG U.S. Large Cap Equity ETF	22,118	725,692
Total Affiliated Investment Companies (Cost $798,251)		758,853
Unaffiliated Investment Companies 86.8%
Equity Funds 70.2%
iShares ESG Advanced High Yield Corporate Bond ETF	15,329	662,519
iShares ESG Advanced MSCI EAFE ETF (a)	1,516	73,829
iShares ESG Aware 1-5 Year USD Corporate Bond ETF (a)	14,553	340,249
iShares ESG Aware MSCI EAFE ETF (a)	12,540	744,876
iShares ESG Aware MSCI EM ETF	7,786	212,480
iShares ESG Aware MSCI USA Small-Cap ETF	16,594	559,550
iShares ESG Aware U.S. Aggregate Bond ETF	15,671	716,008
iShares ESG Screened S&P 500 ETF	27,676	795,715
iShares MSCI USA ESG Select ETF (a)	1,505	124,313
Nuveen ESG Emerging Markets Equity ETF	796	18,073
Nuveen ESG High Yield Corporate Bond ETF (a)	8,623	175,564
Nuveen ESG International Devel	3,078	72,373
Nuveen ESG Large-Cap Value ETF (a)	16,811	576,617
Nuveen ESG Mid-Cap Growth ETF	13,262	456,478
Nuveen ESG Mid-Cap Value ETF	24,755	769,881
Nuveen ESG Small-Cap ETF	16,031	570,383
SPDR S&P 500 ESG ETF	18,166	672,869
Xtrackers Emerging Markets Carbon Reduction and Climate Improvers ETF (a)	1,413	32,598
Xtrackers MSCI USA ESG Leaders Equity ETF	3,350	116,915
Total Equity Funds (Cost $8,528,709)		7,691,290
Fixed Income Funds 16.6%
iShares ESG Advanced Total USD Bond Market ETF (a)	33,718	1,391,542
Vanguard ESG U.S. Corporate Bond ETF (a)	7,268	426,486
Total Fixed Income Funds (Cost $1,936,046)		1,818,028
Total Unaffiliated Investment Companies (Cost $10,464,755)		9,509,318
Short-Term Investments 16.9%
Affiliated Investment Company 6.1%
MainStay U.S. Government Liquidity Fund, 2.905% (b)	666,141	666,141
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
98	MainStay ESG Multi-Asset Allocation Fund

	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 10.8%
Invesco Government and Agency Portfolio, 3.154% (b)(c)	1,184,395	$ 1,184,395
Total Short-Term Investments (Cost $1,850,536)	16.9%	1,850,536
Total Investments (Cost $13,113,542)	110.6%	12,118,707
Other Assets, Less Liabilities	(10.6)	(1,161,192)
Net Assets	100.0%	$ 10,957,515

†	Percentages indicated are based on Fund net assets.
(a)	All or a portion of this security was held on loan. As of October 31, 2022, the aggregate market value of securities on loan was $1,152,396. The Fund received cash collateral with a value of $1,184,395. (See Note 2(G))
(b)	Current yield as of October 31, 2022.
(c)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
IQ Candriam ESG International Equity ETF	$ 152	$ 32	$ (147)	$ (20)	$ 16	$ 33	$ —	$ —	1
IQ Candriam ESG U.S. Large Cap Equity ETF (a)	73	728	(38)	(1)	(36)	726	3	—	22
MainStay U.S. Government Liquidity Fund	362	3,735	(3,431)	—	—	666	4	—	666
	$ 587	$4,495	$(3,616)	$ (21)	$ (20)	$1,425	$ 7	$ —

(a)	Prior to August 31, 2022, known as IQ Candriam ESG U.S. Equity ETF.

Abbreviation(s):
EAFE—Europe, Australasia and Far East
EM—Emerging Markets
ETF—Exchange-Traded Fund
MSCI—Morgan Stanley Capital International
SPDR—Standard & Poor’s Depositary Receipt
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
99

Portfolio of Investments October 31, 2022† (Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of October 31, 2022, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Affiliated Investment Companies
Equity Funds	$ 758,853	$ —	$ —	$ 758,853
Unaffiliated Investment Companies
Equity Funds	7,691,290	—	—	7,691,290
Fixed Income Funds	1,818,028	—	—	1,818,028
Total Unaffiliated Investment Companies	9,509,318	—	—	9,509,318
Short-Term Investments
Affiliated Investment Company	666,141	—	—	666,141
Unaffiliated Investment Company	1,184,395	—	—	1,184,395
Total Short-Term Investments	1,850,536	—	—	1,850,536
Total Investments in Securities	$ 12,118,707	$ —	$ —	$ 12,118,707

(a)	For a complete listing of investments, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
100	MainStay ESG Multi-Asset Allocation Fund

Statement of Assets and Liabilities as of October 31, 2022 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $11,649,150) including securities on loan of $1,152,396	$10,693,713
Investment in affiliated investment companies, at value (identified cost $1,464,392)	1,424,994
Cash	772
Receivables:
Manager (See Note 3)	4,119
Fund shares sold	2,943
Dividends	1,264
Other assets	55,202
Total assets	12,183,007
Liabilities
Cash collateral received for securities on loan	1,184,395
Payables:
Transfer agent (See Note 3)	13,680
Investment securities purchased	8,885
Professional fees	8,569
Custodian	3,443
Shareholder communication	3,151
NYLIFE Distributors (See Note 3)	479
Offering costs	291
Trustees	81
Accrued expenses	2,518
Total liabilities	1,225,492
Net assets	$10,957,515
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$ 1,303
Additional paid-in-capital	12,829,876
12,831,179
Total distributable earnings (loss)	(1,873,664)
Net assets	$10,957,515
Class A
Net assets applicable to outstanding shares	$2,185,285
Shares of beneficial interest outstanding	260,293
Net asset value per share outstanding	$ 8.40
Maximum sales charge (3.00% of offering price)	0.26
Maximum offering price per share outstanding	$ 8.66
Class C
Net assets applicable to outstanding shares	$ 21,358
Shares of beneficial interest outstanding	2,560
Net asset value and offering price per share outstanding	$ 8.34
Class I
Net assets applicable to outstanding shares	$8,561,534
Shares of beneficial interest outstanding	1,017,466
Net asset value and offering price per share outstanding	$ 8.41
Class R3
Net assets applicable to outstanding shares	$ 37,327
Shares of beneficial interest outstanding	4,458
Net asset value and offering price per share outstanding	$ 8.37
SIMPLE Class
Net assets applicable to outstanding shares	$ 152,011
Shares of beneficial interest outstanding	18,141
Net asset value and offering price per share outstanding	$ 8.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
101

Statement of Operations for the six months ended October 31, 2022 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated	$ 99,266
Dividends-affiliated	7,412
Securities lending, net	4,973
Total income	111,651
Expenses
Offering (See Note 2)	44,964
Registration	17,634
Manager (See Note 3)	10,628
Professional fees	6,933
Custodian	6,701
Shareholder communication	2,746
Distribution/Service—Class A (See Note 3)	2,002
Distribution/Service—Class C (See Note 3)	111
Distribution/Service—Class R3 (See Note 3)	97
Distribution/Service—SIMPLE Class (See Note 3)	264
Transfer agent (See Note 3)	2,162
Trustees	43
Shareholder service (See Note 3)	19
Miscellaneous	510
Total expenses before waiver/reimbursement	94,814
Expense waiver/reimbursement from Manager (See Note 3)	(63,096)
Net expenses	31,718
Net investment income (loss)	79,933
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investments	(667,881)
Affiliated investments	(20,700)
Net realized gain (loss)	(688,581)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(60,032)
Affiliated investments	(20,128)
Net change in unrealized appreciation (depreciation)	(80,160)
Net realized and unrealized gain (loss)	(768,741)
Net increase (decrease) in net assets resulting from operations	$(688,808)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
102	MainStay ESG Multi-Asset Allocation Fund

Statements of Changes in Net Assets
for the six months ended October 31, 2022 (Unaudited) and the period September 30, 2021 (inception date) through April 30, 2022
	Six months ended October 31, 2022	Period ended April 30, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 79,933	$ 82,549
Net realized gain (loss)	(688,581)	(66,802)
Net change in unrealized appreciation (depreciation)	(80,160)	(914,675)
Net increase (decrease) in net assets resulting from operations	(688,808)	(898,928)
Distributions to shareholders:
Class A	—	(18,787)
Class C	—	(605)
Class I	—	(265,161)
Class R3	—	(1,096)
SIMPLE Class	—	(637)
Total distributions to shareholders	—	(286,286)
Capital share transactions:
Net proceeds from sales of shares	1,239,767	11,393,208
Net asset value of shares issued to shareholders in reinvestment of distributions	—	286,286
Cost of shares redeemed	(25,920)	(61,804)
Increase (decrease) in net assets derived from capital share transactions	1,213,847	11,617,690
Net increase (decrease) in net assets	525,039	10,432,476
Net Assets
Beginning of period	10,432,476	—
End of period	$10,957,515	$10,432,476
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
103

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	September 30, 2021^ through April 30,
Class A		2022
Net asset value at beginning of period	$ 8.97	$ 10.00
Net investment income (loss) (a)	0.06	0.05
Net realized and unrealized gain (loss)	(0.63)	(0.82)
Total from investment operations	(0.57)	(0.77)
Less distributions:
From net investment income	—	(0.26)
From net realized gain on investments	—	(0.00)‡
Net asset value at end of period	$ 8.40	$ 8.97
Total investment return (b)	(6.47)%	(7.99)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.28%	0.93%
Net expenses††(c)	0.80%	0.80%
Expenses (before waiver/reimbursement)††(c)	1.97%	2.40%
Portfolio turnover rate	60%	70%
Net assets at end of period (in 000’s)	$ 2,185	$ 1,161

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended October 31, 2022*	September 30, 2021^ through April 30,
Class C		2022
Net asset value at beginning of period	$ 8.95	$ 10.00
Net investment income (loss) (a)	0.02	0.02
Net realized and unrealized gain (loss)	(0.63)	(0.83)
Total from investment operations	(0.61)	(0.81)
Less distributions:
From net investment income	—	(0.24)
From net realized gain on investments	—	(0.00)‡
Net asset value at end of period	$ 8.34	$ 8.95
Total investment return (b)	(6.82)%	(8.37)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.56%	0.36%
Net expenses††(c)	1.55%	1.55%
Expenses (before waiver/reimbursement)††(c)	2.78%	3.15%
Portfolio turnover rate	60%	70%
Net assets at end of period (in 000’s)	$ 21	$ 23

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
104	MainStay ESG Multi-Asset Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	September 30, 2021^ through April 30,
Class I		2022
Net asset value at beginning of period	$ 8.98	$ 10.00
Net investment income (loss) (a)	0.07	0.08
Net realized and unrealized gain (loss)	(0.64)	(0.84)
Total from investment operations	(0.57)	(0.76)
Less distributions:
From net investment income	—	(0.26)
From net realized gain on investments	—	(0.00)‡
Net asset value at end of period	$ 8.41	$ 8.98
Total investment return (b)	(6.35)%	(7.83)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	1.56%	1.36%
Net expenses††(c)	0.55%	0.55%
Expenses (before waiver/reimbursement)††(c)	1.74%	2.15%
Portfolio turnover rate	60%	70%
Net assets at end of period (in 000’s)	$ 8,562	$ 9,135

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
105

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	September 30, 2021^ through April 30,
Class R3		2022
Net asset value at beginning of period	$ 8.96	$ 10.00
Net investment income (loss) (a)	0.04	0.03
Net realized and unrealized gain (loss)	(0.63)	(0.82)
Total from investment operations	(0.59)	(0.79)
Less distributions:
From net investment income	—	(0.25)
From net realized gain on investments	—	(0.00)‡
Net asset value at end of period	$ 8.37	$ 8.96
Total investment return (b)	(6.58)%	(8.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.96%	0.52%
Net expenses††(c)	1.15%	1.15%
Expenses (before waiver/reimbursement)††(c)	2.34%	2.75%
Portfolio turnover rate	60%	70%
Net assets at end of period (in 000’s)	$ 37	$ 40

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
106	MainStay ESG Multi-Asset Allocation Fund

Financial Highlights selected per share data and ratios
	Six months ended October 31, 2022*	September 30, 2021^ through April 30,
SIMPLE Class		2022
Net asset value at beginning of period	$ 8.96	$ 10.00
Net investment income (loss) (a)	0.04	0.03
Net realized and unrealized gain (loss)	(0.62)	(0.82)
Total from investment operations	(0.58)	(0.79)
Less distributions:
From net investment income	—	(0.25)
From net realized gain on investments	—	(0.00)‡
Net asset value at end of period	$ 8.38	$ 8.96
Total investment return (b)	(6.47)%	(8.15)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)††	0.95%	0.57%
Net expenses††(c)	1.05%	1.05%
Expenses (before waiver/reimbursement)††(c)	2.27%	2.65%
Portfolio turnover rate	60%	70%
Net assets at end of period (in 000’s)	$ 152	$ 74

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
107

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-three funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund"). These financial statements and notes relate to the MainStay Defensive ETF Allocation Fund, MainStay Conservative ETF Allocation Fund, MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund, MainStay Equity ETF Allocation Fund and MainStay ESG Multi-Asset Allocation Fund (commenced operations September 30, 2021) (collectively referred to as the "ETF Allocation Funds" and each individually referred to as an "ETF Allocation Fund"). Each is a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists each ETF Allocation Fund's share classes that have been registered and commenced operations:
Fund	Share Classes Commenced Operations[1]
MainStay Defensive ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Conservative ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Moderate ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Growth ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay Equity ETF Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
MainStay ESG Multi-Asset Allocation Fund	Class A, Class C, Class I, Class R3, SIMPLE Class
1.	For each ETF Allocation Fund, other than MainStay ESG Multi-Asset Allocation Fund, Investor Class and Class R6 shares were registered for sale as of June 30, 2020, but as of October 31, 2022 were not yet offered for sale. For MainStay ESG Multi-Asset Allocation Fund, Investor Class and Class R6 shares were registered for sale as of September 30, 2021, but as of October 31, 2022 were not yet offered for sale.
Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A shares. However, a contingent deferred sales charge (“CDSC”) of 0.50% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I, Class R3 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to Class A shares at the end of the calendar quarter eight years after the date they were purchased. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of an ETF Allocation Fund may be converted to one or more other share classes of the ETF Allocation Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A, Class R3 and SIMPLE Class shares. Class I shares are not subject to a distribution and/or service fee. Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R3 shares.
The investment objective for each of the ETF Allocation Funds is as follows:
The MainStay Defensive ETF Allocation Fund seeks current income.
The MainStay Conservative ETF Allocation Fund seeks current income and, secondarily, long-term growth of capital.
The MainStay Moderate ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Growth ETF Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The MainStay Equity ETF Allocation Fund seeks long-term growth of capital.
The MainStay ESG Multi-Asset Allocation Fund seeks long-term growth of capital and, secondarily, current income.
The ETF Allocation Funds are "funds-of-funds" that seek to achieve their investment objectives by investing in passively-managed exchange-traded funds (the “Underlying ETFs”).
Note 2–Significant Accounting Policies
The ETF Allocation Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The ETF Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the ETF Allocation Funds are open for business ("valuation date").
Effective September 8, 2022, and pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") designated New York Life Investment Management LLC (“New York Life Investments” or the

108	Mainstay ETF Asset Allocation Funds

"Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in each ETF Allocation Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The ETF Allocation Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of ETF Allocation Fund investments. The Valuation Designee may value ETF Allocation Fund portfolio securities for which market quotations are not readily available and other ETF Allocation Fund assets utilizing inputs from pricing services and other third-party sources (together, “Pricing Sources”). The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events (excluding fair valuations from pricing services), including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that each ETF Allocation Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each ETF Allocation Fund. Unobservable inputs reflect each ETF Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each ETF Allocation Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of each ETF Allocation Fund’s assets and liabilities as of October 31, 2022, is included at the end of each ETF Allocation Fund’s Portfolio of Investments.
Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on
109

Notes to Financial Statements (Unaudited) (continued)
the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  Each ETF Allocation Fund is treated as a separate entity for federal income tax purposes. The ETF Allocation Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each ETF Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.
Management evaluates each ETF Allocation Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ETF Allocation Funds' tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the ETF Allocation Funds' financial statements. The ETF Allocation Funds' federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Moderate ETF Allocation Fund, MainStay Growth ETF Allocation Fund and MainStay Equity ETF Allocation Fund and MainStay ESG Multi-Asset Allocation Fund each intends to declare and pay dividends from net investment income, if any, at least annually. The MainStay Conservative ETF Allocation Fund and MainStay Defensive ETF Allocation Fund each intends to declare and pay dividends from net investment income, if any, at least quarterly. Each MainStay ETF Allocation Fund declare and distribute capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ETF Allocation Fund at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The ETF Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the ETF Allocation Funds from the Underlying ETFs are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the ETF Allocation Funds are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the ETF Allocation Funds, including those of related parties to the ETF Allocation Funds, are shown in the Statement of Operations.
In addition, the ETF Allocation Funds bear a pro rata share of the fees and expenses of the Underlying ETFs in which they invest. Because the Underlying ETFs have varied expense and fee levels and the ETF Allocation Funds may own different proportions of the Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by each ETF Allocation Fund may vary. Shares of the Underlying ETFs are subject to management fees and other fees that may cause the costs of investing in Underlying ETFs to be greater than the costs of owning the underlying securities directly. These indirect expenses of the Underlying ETFs are not included in the amounts shown in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the ETF Allocation Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the ETF Allocation Funds engage in securities lending, the ETF Allocation Funds will lend through their custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the ETF Allocation Funds. Under the current arrangement, JPMorgan will manage the ETF Allocation Funds' collateral in accordance with the securities lending agency agreement between the ETF Allocation Funds and JPMorgan, and indemnify the ETF Allocation Funds against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the ETF Allocation Funds. The ETF Allocation Funds bear the risk of delay in recovery of, or loss of rights in, the securities loaned. The ETF Allocation Funds may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ETF Allocation Funds bear the risk of any loss on investment of

110	Mainstay ETF Asset Allocation Funds

cash collateral. The ETF Allocation Funds will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The ETF Allocation Funds will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ETF Allocation Funds. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of October 31, 2022, are shown in the Portfolio of Investments.
(H) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ETF Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The ETF Allocation Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ETF Allocation Funds that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ETF Allocation Funds.
Note 3–Fees and Related Party Transactions
(A) Manager. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ETF Allocation Funds' Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the ETF Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ETF Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the ETF Allocation Funds, the Manager pays the salaries and expenses of all personnel affiliated with the ETF Allocation Funds and certain operational expenses of the ETF Allocation Funds. During a portion of the six-month period ended October 31, 2022, the ETF Allocation Funds reimbursed New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the ETF Allocation Funds.
Pursuant to the Management Agreement, each ETF Allocation Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.20% of each ETF Allocation Fund's average daily net assets.
111

Notes to Financial Statements (Unaudited) (continued)
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets for each class:
Fund	Class A	Class C	Class I	Class R3	SIMPLE Class
MainStay Defensive ETF Allocation Fund	0.80%	1.55%	0.55%	1.15%	1.05%
MainStay Conservative ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Moderate ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Growth ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay Equity ETF Allocation Fund	0.80	1.55	0.55	1.15	1.05
MainStay ESG Multi-Asset Allocation Fund	0.80	1.55	0.55	1.15	1.05

This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the period ended October 31, 2022, New York Life Investments earned fees from the ETF Allocation Funds and waived fees and/or reimbursed expenses as follows:
Fund	Earned	Waived/Reimbursed
MainStay Defensive ETF Allocation Fund	$ 9,919	$(54,065)
MainStay Conservative ETF Allocation Fund	34,733	(24,719)
MainStay Moderate ETF Allocation Fund	91,041	—
MainStay Growth ETF Allocation Fund	59,133	(6,616)
MainStay Equity ETF Allocation Fund	43,452	(28,418)
MainStay ESG Multi-Asset Allocation Fund	10,628	(63,096)
JPMorgan provides sub-administration and sub-accounting services to the ETF Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ETF Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ETF Allocation Funds' respective NAVs, and assisting New York Life Investments in conducting various aspects of the ETF Allocation Funds' administrative operations. For providing these services to the ETF Allocation Funds, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the ETF Allocation Funds. The ETF Allocation Funds will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the ETF Allocation Funds.
(B) Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the ETF Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The ETF Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Class A shares at an annual rate of 0.25% of the average daily net assets of the Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ETF Allocation Funds' shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended October 31, 2022, shareholder service fees incurred by the Fund were as follows:
MainStay Defensive ETF Allocation Fund
Class R3	$ 19

MainStay Conservative ETF Allocation Fund
Class R3	$145

112	Mainstay ETF Asset Allocation Funds

MainStay Moderate ETF Allocation Fund
Class R3	$512

MainStay Growth ETF Allocation Fund
Class R3	$247

MainStay Equity ETF Allocation Fund
Class R3	$231

MainStay ESG Multi-Asset Allocation Fund
Class R3	$ 19
(C) Sales Charges.  The ETF Allocation Funds were advised by the Distributor that the amount of initial sales charges retained on sales of each class of shares during the six-month period ended October 31, 2022, was as follows:
MainStay Defensive ETF Allocation Fund
Class A	$ 2,756

MainStay Conservative ETF Allocation Fund
Class A	$ 6,468

MainStay Moderate ETF Allocation Fund
Class A	$ 19,099

MainStay Growth ETF Allocation Fund
Class A	$ 18,920

MainStay Equity ETF Allocation Fund
Class A	$ 15,356

MainStay ESG Multi-Asset Allocation Fund
Class A	$ 472
The ETF Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Class A shares during the six-month period ended October 31, 2022, as follows:
MainStay Defensive ETF Allocation Fund
Class A	$ 150

MainStay Moderate ETF Allocation Fund
Class A	$ 272

MainStay Growth ETF Allocation Fund
Class A	$ 1,700

MainStay Equity ETF Allocation Fund
Class A	$ 84
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ETF Allocation Funds'transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. ("DST"), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to each of the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until August 31, 2023, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended October 31, 2022, transfer agent expenses incurred by the ETF Allocation Funds and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
MainStay Defensive ETF Allocation Fund	Expense	Waived
Class A	$ 3,245	$ —
Class C	71	—
Class I	13	—
Class R3	13	—
SIMPLE Class	251	—

MainStay Conservative ETF Allocation Fund	Expense	Waived
Class A	$ 12,435	$ —
Class C	254	—
Class I	13	—
Class R3	104	—
SIMPLE Class	794	—

MainStay Moderate ETF Allocation Fund	Expense	Waived
Class A	$ 33,612	$ —
Class C	256	—
Class I	28	—
Class R3	397	—
SIMPLE Class	2,743	—

MainStay Growth ETF Allocation Fund	Expense	Waived
Class A	$ 29,734	$ —
Class C	224	—
Class I	31	—
Class R3	274	—
SIMPLE Class	3,426	—

113

Notes to Financial Statements (Unaudited) (continued)
MainStay Equity ETF Allocation Fund	Expense	Waived
Class A	$ 20,607	$ —
Class C	133	—
Class I	78	—
Class R3	245	—
SIMPLE Class	2,788	—

MainStay ESG Multi-Asset Allocation Fund	Expense	Waived
Class A	$ 268	$ —
Class C	10	—
Class I	1,833	—
Class R3	8	—
SIMPLE Class	43	—
Note 4-Federal Income Tax
As of October 31, 2022, the cost and unrealized appreciation (depreciation) of each ETF Allocation Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
MainStay Defensive ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$12,995,408	$47,696	$(1,233,563)	$(1,185,867)

MainStay Conservative ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$45,742,092	$153,520	$(3,234,434)	$(3,080,914)

MainStay Moderate ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$111,461,137	$983,126	$(6,656,240)	$(5,673,114)

MainStay Growth ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$73,026,626	$629,266	$(3,236,735)	$(2,607,469)

MainStay Equity ETF Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$50,872,359	$242,849	$(3,717,989)	$(3,475,140)

MainStay ESG Multi-Asset Allocation Fund
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$13,224,326	$40,546	$(1,146,165)	$(1,105,619)
As of April 30, 2022, for federal income tax purposes, capital loss carryforwards of $76,357, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the MainStay ESG Multi-Asset Allocation Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$76	$—

114	Mainstay ETF Asset Allocation Funds

During the period ended October 31, 2022 the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
	2022
Fund	Ordinary Income	Long-Term Capital Gains	Total
MainStay Defensive ETF Allocation Fund	$ 255,743	$ 901	$ 256,644
MainStay Conservative ETF Allocation Fund	737,286	—	737,286
MainStay Moderate ETF Allocation Fund	1,226,137	—	1,226,137
MainStay Growth ETF Allocation Fund	623,890	—	623,890
MainStay Equity ETF Allocation Fund	384,052	1,643	385,695
MainStay ESG Multi-Asset Allocation Fund	286,286	—	286,286

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the ETF Allocation Funds. Custodial fees are charged to each ETF Allocation Fund based on each ETF Allocation Fund's net assets and/or the market value of securities held by each ETF Allocation Fund and the number of certain transactions incurred by each ETF Allocation Fund.
Note 6–Line of Credit
The ETF Allocation Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the ETF Allocation Funds and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the ETF Allocation Funds, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended October 31, 2022, there were no borrowings made or outstanding with respect to the ETF Allocation Funds under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the ETF Allocation Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the ETF Allocation Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended October 31, 2022, there were no interfund loans made or outstanding with respect to the ETF Allocation Funds.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended October 31, 2022, purchases and sales of securities were as follows:
Fund	Purchases	Sales
MainStay Defensive ETF Allocation Fund	$ 3,605	$ 3,411
MainStay Conservative ETF Allocation Fund	11,973	11,612
MainStay Moderate ETF Allocation Fund	31,539	28,569
MainStay Growth ETF Allocation Fund	22,905	16,433
MainStay Equity ETF Allocation Fund	12,426	5,043
MainStay ESG Multi-Asset Allocation Fund	6,987	6,080
Note 9–Capital Share Transactions
Transactions in capital shares for the period ended October 31, 2022, were as follows:
MainStay Defensive ETF Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	162,668	$ 1,492,203
Shares issued to shareholders in reinvestment of distributions	12,848	114,469
Shares redeemed	(125,263)	(1,153,883)
Net increase (decrease) in shares outstanding before conversion	50,253	452,789
Shares converted into Class A (See Note 1)	396	3,634
Net increase (decrease)	50,649	$ 456,423
Year ended April 30, 2022:
Shares sold	467,406	$ 4,822,274
Shares issued to shareholders in reinvestment of distributions	23,782	246,509
Shares redeemed	(328,586)	(3,404,083)
Net increase (decrease) in shares outstanding before conversion	162,602	1,664,700
Shares converted into Class A (See Note 1)	2,196	22,510
Net increase (decrease)	164,798	$ 1,687,210

115

Notes to Financial Statements (Unaudited) (continued)
Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	88	$ 790
Shares redeemed	(2,084)	(18,996)
Net increase (decrease) in shares outstanding before conversion	(1,996)	(18,206)
Shares converted from Class C (See Note 1)	(397)	(3,634)
Net increase (decrease)	(2,393)	$ (21,840)
Year ended April 30, 2022:
Shares sold	115	$ 1,200
Shares issued to shareholders in reinvestment of distributions	252	2,623
Shares redeemed	(1,322)	(13,767)
Net increase (decrease) in shares outstanding before conversion	(955)	(9,944)
Shares converted from Class C (See Note 1)	(2,198)	(22,510)
Net increase (decrease)	(3,153)	$ (32,454)

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	623	$ 5,794
Shares issued to shareholders in reinvestment of distributions	57	503
Net increase (decrease)	680	$ 6,297
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	108	$ 1,116
Shares redeemed	(191,795)	(2,002,016)
Net increase (decrease)	(191,687)	$(2,000,900)

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	2,070	$ 19,000
Shares issued to shareholders in reinvestment of distributions	47	422
Net increase (decrease)	2,117	$ 19,422
Year ended April 30, 2022:
Shares sold	762	$ 8,000
Shares issued to shareholders in reinvestment of distributions	73	758
Shares redeemed	—	(1)
Net increase (decrease)	835	$ 8,757

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	19,788	$ 184,359
Shares issued to shareholders in reinvestment of distributions	443	3,941
Shares redeemed	(843)	(7,694)
Net increase (decrease)	19,388	$ 180,606
Year ended April 30, 2022:
Shares sold	23,576	$ 242,000
Shares issued to shareholders in reinvestment of distributions	353	3,645
Shares redeemed	(3,023)	(31,532)
Net increase (decrease)	20,906	$ 214,113
MainStay Conservative ETF Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	424,012	$ 4,189,884
Shares issued to shareholders in reinvestment of distributions	38,406	363,822
Shares redeemed	(338,255)	(3,323,639)
Net increase (decrease) in shares outstanding before conversion	124,163	1,230,067
Shares converted into Class A (See Note 1)	360	3,520
Net increase (decrease)	124,523	$ 1,233,587
Year ended April 30, 2022:
Shares sold	1,692,280	$18,824,810
Shares issued to shareholders in reinvestment of distributions	62,856	704,321
Shares redeemed	(685,361)	(7,574,739)
Net increase (decrease) in shares outstanding before conversion	1,069,775	11,954,392
Shares converted into Class A (See Note 1)	408	4,556
Net increase (decrease)	1,070,183	$11,958,948

116	Mainstay ETF Asset Allocation Funds

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	363	$ 3,600
Shares issued to shareholders in reinvestment of distributions	313	2,968
Shares redeemed	(197)	(2,000)
Net increase (decrease) in shares outstanding before conversion	479	4,568
Shares converted from Class C (See Note 1)	(361)	(3,520)
Net increase (decrease)	118	$ 1,048
Year ended April 30, 2022:
Shares sold	2,366	$ 26,521
Shares issued to shareholders in reinvestment of distributions	608	6,833
Shares redeemed	(4,591)	(51,480)
Net increase (decrease) in shares outstanding before conversion	(1,617)	(18,126)
Shares converted from Class C (See Note 1)	(409)	(4,556)
Net increase (decrease)	(2,026)	$ (22,682)

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares issued to shareholders in reinvestment of distributions	44	$ 407
Net increase (decrease)	44	$ 407
Year ended April 30, 2022:
Shares issued to shareholders in reinvestment of distributions	137	$ 1,541
Shares redeemed	(2,385)	(25,619)
Net increase (decrease)	(2,248)	$ (24,078)

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	28,516	$ 275,869
Shares issued to shareholders in reinvestment of distributions	370	3,497
Net increase (decrease)	28,886	$ 279,366
Year ended April 30, 2022:
Shares sold	2,565	$ 28,919
Shares issued to shareholders in reinvestment of distributions	149	1,667
Net increase (decrease)	2,714	$ 30,586

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	54,328	$ 534,633
Shares issued to shareholders in reinvestment of distributions	1,387	13,103
Shares redeemed	(8,036)	(78,344)
Net increase (decrease)	47,679	$ 469,392
Year ended April 30, 2022:
Shares sold	92,080	$ 1,019,656
Shares issued to shareholders in reinvestment of distributions	1,200	13,388
Shares redeemed	(5,244)	(58,363)
Net increase (decrease)	88,036	$ 974,681
MainStay Moderate ETF Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	923,679	$ 9,846,526
Shares redeemed	(538,987)	(5,716,973)
Net increase (decrease) in shares outstanding before conversion	384,692	4,129,553
Shares converted into Class A (See Note 1)	3,157	33,053
Net increase (decrease)	387,849	$ 4,162,606
Year ended April 30, 2022:
Shares sold	4,186,889	$ 50,473,072
Shares issued to shareholders in reinvestment of distributions	96,219	1,188,297
Shares redeemed	(1,080,298)	(13,019,569)
Net increase (decrease) in shares outstanding before conversion	3,202,810	38,641,800
Shares converted into Class A (See Note 1)	11,038	130,131
Net increase (decrease)	3,213,848	$ 38,771,931

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,663	$ 17,550
Shares redeemed	(970)	(9,855)
Net increase (decrease) in shares outstanding before conversion	693	7,695
Shares converted from Class C (See Note 1)	(3,179)	(33,053)
Net increase (decrease)	(2,486)	$ (25,358)
Year ended April 30, 2022:
Shares sold	14,807	$ 177,884
Shares issued to shareholders in reinvestment of distributions	288	3,546
Shares redeemed	(11,428)	(135,584)
Net increase (decrease) in shares outstanding before conversion	3,667	45,846
Shares converted from Class C (See Note 1)	(11,079)	(130,131)
Net increase (decrease)	(7,412)	$ (84,285)

117

Notes to Financial Statements (Unaudited) (continued)
Class I(a)	Shares	Amount
Year ended April 30, 2022:
Shares sold	2,979	$ 36,029
Shares issued to shareholders in reinvestment of distributions	91	1,128
Shares redeemed	(850)	(10,430)
Net increase (decrease)	2,220	$ 26,727

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	44,138	$ 458,577
Net increase (decrease)	44,138	$ 458,577
Year ended April 30, 2022:
Shares sold	42,794	$ 519,787
Shares issued to shareholders in reinvestment of distributions	733	9,056
Shares redeemed	(141)	(1,748)
Net increase (decrease)	43,386	$ 527,095

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	187,035	$ 1,983,319
Shares redeemed	(9,158)	(96,289)
Net increase (decrease)	177,877	$ 1,887,030
Year ended April 30, 2022:
Shares sold	258,797	$ 3,089,423
Shares issued to shareholders in reinvestment of distributions	1,785	22,031
Shares redeemed	(13,574)	(159,897)
Net increase (decrease)	247,008	$ 2,951,557

(a)	No activity during the six-month period ended October 31, 2022.
MainStay Growth ETF Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	850,148	$ 9,706,026
Shares redeemed	(331,778)	(3,773,125)
Net increase (decrease) in shares outstanding before conversion	518,370	5,932,901
Shares converted into Class A (See Note 1)	156	1,752
Net increase (decrease)	518,526	$ 5,934,653
Year ended April 30, 2022:
Shares sold	2,481,741	$32,173,386
Shares issued to shareholders in reinvestment of distributions	43,915	591,099
Shares redeemed	(446,604)	(5,771,438)
Net increase (decrease) in shares outstanding before conversion	2,079,052	26,993,047
Shares converted into Class A (See Note 1)	339	4,447
Shares converted from Class A (See Note 1)	(283)	(3,802)
Net increase (decrease)	2,079,108	$26,993,692

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	1,464	$ 16,309
Net increase (decrease) in shares outstanding before conversion	1,464	16,309
Shares converted from Class C (See Note 1)	(157)	(1,752)
Net increase (decrease)	1,307	$ 14,557
Year ended April 30, 2022:
Shares sold	5,581	$ 72,514
Shares issued to shareholders in reinvestment of distributions	113	1,516
Shares redeemed	(1,785)	(23,688)
Net increase (decrease) in shares outstanding before conversion	3,909	50,342
Shares converted from Class C (See Note 1)	(342)	(4,447)
Net increase (decrease)	3,567	$ 45,895

Class I	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	3,058	$ 34,650
Net increase (decrease)	3,058	$ 34,650
Year ended April 30, 2022:
Shares sold	249	$ 3,250
Shares issued to shareholders in reinvestment of distributions	47	635
Net increase (decrease)	296	$ 3,885

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	6,321	$ 70,299
Net increase (decrease)	6,321	$ 70,299
Year ended April 30, 2022:
Shares sold	28,331	$ 367,189
Shares issued to shareholders in reinvestment of distributions	160	2,146
Net increase (decrease)	28,491	$ 369,335

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	222,155	$ 2,515,334
Shares redeemed	(7,223)	(81,499)
Net increase (decrease)	214,932	$ 2,433,835
Year ended April 30, 2022:
Shares sold	266,287	$ 3,460,769
Shares issued to shareholders in reinvestment of distributions	2,090	28,129
Shares redeemed	(21,687)	(278,346)
Net increase (decrease) in shares outstanding before conversion	246,690	3,210,552
Shares converted into SIMPLE Class (See Note 1)	283	3,802
Net increase (decrease)	246,973	$ 3,214,354

118	Mainstay ETF Asset Allocation Funds

MainStay Equity ETF Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	626,852	$ 7,479,646
Shares redeemed	(206,811)	(2,464,713)
Net increase (decrease) in shares outstanding before conversion	420,041	5,014,933
Shares converted into Class A (See Note 1)	522	6,086
Net increase (decrease)	420,563	$ 5,021,019
Year ended April 30, 2022:
Shares sold	1,900,803	$26,331,795
Shares issued to shareholders in reinvestment of distributions	24,833	360,078
Shares redeemed	(366,165)	(5,060,167)
Net increase (decrease) in shares outstanding before conversion	1,559,471	21,631,706
Shares converted into Class A (See Note 1)	1,883	25,918
Net increase (decrease)	1,561,354	$21,657,624

Class C	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	527	$ 6,200
Shares redeemed	(354)	(3,872)
Net increase (decrease) in shares outstanding before conversion	173	2,328
Shares converted from Class C (See Note 1)	(526)	(6,086)
Net increase (decrease)	(353)	$ (3,758)
Year ended April 30, 2022:
Shares sold	4,078	$ 56,581
Shares issued to shareholders in reinvestment of distributions	41	590
Shares redeemed	(904)	(12,511)
Net increase (decrease) in shares outstanding before conversion	3,215	44,660
Shares converted from Class C (See Note 1)	(1,894)	(25,918)
Net increase (decrease)	1,321	$ 18,742

Class I(a)	Shares	Amount
Year ended April 30, 2022:
Shares sold	7,559	$ 104,738
Shares issued to shareholders in reinvestment of distributions	150	2,163
Shares redeemed	(193,413)	(2,596,830)
Net increase (decrease)	(185,704)	$ (2,489,929)

Class R3	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	2,260	$ 26,774
Net increase (decrease)	2,260	$ 26,774
Year ended April 30, 2022:
Shares sold	4,977	$ 70,234
Shares issued to shareholders in reinvestment of distributions	106	1,525
Shares redeemed	—	(13)
Net increase (decrease)	5,083	$ 71,746

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	167,615	$ 1,982,848
Shares redeemed	(7,250)	(87,248)
Net increase (decrease)	160,365	$ 1,895,600
Year ended April 30, 2022:
Shares sold	184,935	$ 2,564,334
Shares issued to shareholders in reinvestment of distributions	1,185	17,161
Shares redeemed	(13,008)	(178,356)
Net increase (decrease)	173,112	$ 2,403,139

(a)	No activity during the six-month period ended October 31, 2022.
MainStay ESG Multi-Asset Allocation Fund
Class A	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	133,894	$ 1,155,352
Shares redeemed	(3,030)	(25,888)
Net increase (decrease)	130,864	$ 1,129,464
Period ended April 30, 2022:(a)
Shares sold	134,088	$ 1,332,493
Shares issued to shareholders in reinvestment of distributions	1,853	18,787
Shares redeemed	(6,512)	(61,804)
Net increase (decrease)	129,429	$ 1,289,476

Class C(b)	Shares	Amount
Period ended April 30, 2022:(a)
Shares sold	2,501	$ 24,999
Shares issued to shareholders in reinvestment of distributions	59	605
Net increase (decrease)	2,560	$ 25,604

Class I(b)	Shares	Amount
Period ended April 30, 2022:(a)
Shares sold	991,316	$ 9,913,000
Shares issued to shareholders in reinvestment of distributions	26,150	265,161
Net increase (decrease)	1,017,466	$10,178,161

119

Notes to Financial Statements (Unaudited) (continued)
Class R3(b)	Shares	Amount
Period ended April 30, 2022:(a)
Shares sold	4,350	$ 43,898
Shares issued to shareholders in reinvestment of distributions	108	1,096
Net increase (decrease)	4,458	$ 44,994

SIMPLE Class	Shares	Amount
Six-month period ended October 31, 2022:
Shares sold	9,858	$ 84,415
Shares redeemed	(4)	(32)
Net increase (decrease)	9,854	$ 84,383
Period ended April 30, 2022:(a)
Shares sold	8,224	$ 78,818
Shares issued to shareholders in reinvestment of distributions	63	637
Net increase (decrease)	8,287	$ 79,455

(a)	The inception date of the class was September 30, 2021.
(b)	No activity during the six-month period ended October 31, 2022.
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are ascending from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
An outbreak of COVID-19, first detected in December 2019, has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the continued impact of COVID-19 and related variants is uncertain and could further adversely affect the global economy, national economies, individual issuers and capital markets in unforeseeable ways and result in a substantial and extended economic downturn. Developments that disrupt global economies and financial markets, such as COVID-19, may magnify factors that affect the ETF Allocation Funds' performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the ETF Allocation Funds as of and for the six-month period ended October 31, 2022, events and transactions subsequent to October 31, 2022, through the date the financial statements were issued have been evaluated by the
Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

120	Mainstay ETF Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record
Each ETF Allocation Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of each ETF Allocation Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
Each ETF Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The ETF Allocation Funds' holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
121

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay S&P 500 Index Fund1
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund2
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund3
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam4
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
MacKay Shields LLC4
New York, New York
NYL Investors LLC4
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC4
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
Prior to February 28, 2022, the Fund's name was MainStay MacKay S&P 500 Index Fund.
2.	This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
3.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
4.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2022 NYLIFE Distributors LLC. All rights reserved.
5013904.2MS229-22	MSAAETF10-12/22
(NYLIM) NL486

Item 2.   Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	January 6, 2023

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	January 6, 2023